UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2015

Date of reporting period: August 31, 2015

Item 1.	Reports to Stockholders.

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares MSCI All Peru Capped ETF | EPU | NYSE Arca
➢	iShares MSCI Brazil Small-Cap ETF | EWZS | NYSE Arca
➢	iShares MSCI China ETF | MCHI | NYSE Arca
➢	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca
➢	iShares MSCI Emerging Markets Latin America ETF | EEML | NASDAQ
➢	iShares MSCI Indonesia ETF | EIDO | NYSE Arca
➢	iShares MSCI Philippines ETF | EPHE | NYSE Arca
➢	iShares MSCI Poland Capped ETF | EPOL | NYSE Arca
➢	iShares MSCI Qatar Capped ETF | QAT | NASDAQ
➢	iShares MSCI UAE Capped ETF | UAE | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL PERU CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(36.15)%	(35.40)%	(35.56)%	(36.15)%	(35.40)%	(35.56)%
5 Years	(6.68)%	(6.50)%	(6.32)%	(29.21)%	(28.56)%	(27.86)%
Since Inception	0.68%	0.77%	1.35%	4.32%	4.85%	8.66%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/19/09. The first day of secondary market trading was 6/22/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$772.30	$2.77	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL PERU CAPPED ETF

The iShares MSCI All Peru Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Peruvian equities, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -36.15%, net of fees, while the total return for the Index was -35.56%.

Peruvian equities, as represented by the Index, declined significantly for the reporting period in an environment of high volatility. A slowdown in China’s GDP growth and unexpected devaluation of the Chinese currency late in the reporting period accelerated declines.

As the world’s third largest producer of copper, Peru’s economy was adversely affected by slowing demand from China and around the world early in the reporting period. Reduced demand led to a decline in mining investment, and ultimately in economic growth. One of the fastest growing economies in South America for the past decade, Peru’s GDP growth registered a tepid 1.8% in the third quarter of 2014 on an annual basis, and in November 2014 experienced its worst monthly growth since 2009. In an effort to revive economic conditions, the government announced plans to cut corporate and personal taxes and increase capital spending. In January 2015, Peru’s central bank surprised markets by cutting the country’s benchmark interest rate from 3.50% to 3.25%. Indeed, after falling to a weak 1.00% annual rate in the fourth quarter of 2014, GDP growth did pick up in the first two quarters of 2015, expanding by an annual 3.00% in the second quarter of 2015.

Reflecting the downturn in metals prices, the materials sector declined sharply and detracted substantially from Index performance. The financials sector, the second largest sector in the Index, also detracted meaningfully from Index results.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Materials	48.36%
Financials	29.20
Consumer Staples	8.67
Utilities	6.80
Industrials	6.00
Energy	0.97

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Credicorp Ltd.	21.97%
Southern Copper Corp.	21.83
Alicorp SAA	4.72
Intercorp Financial Services Inc.	4.51
Cia. de Minas Buenaventura SAA ADR	4.21
Ferreycorp SAA	3.30
Cia. Minera Milpo SAA	3.01
InRetail Peru Corp.	2.97
Union Andina de Cementos SAA	2.86
Cementos Pacasmayo SAA	2.75

TOTAL	72.13%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL SMALL-CAP ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(60.01)%	(59.38)%	(59.91)%	(60.01)%	(59.38)%	(59.91)%
Since Inception	(18.62)%	(18.40)%	(18.22)%	(63.76)%	(63.28)%	(62.84)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$691.20	$2.64	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -60.01%, net of fees, while the total return for the Index was -59.91%.

Brazilian small-capitalization equities, as represented by the Index, declined significantly for the reporting period in an environment of high volatility. The Brazilian real depreciated 38% relative to the U.S. dollar. The weaker currency had a negative impact on the Index’s return, as returns on Brazilian investments were substantially lower when translated back into U.S. dollars.

Brazil’s economy remained in recession throughout the reporting period, registering its fifth consecutive quarter of economic contraction in the second quarter of 2015. Manufacturing production continued a long-term decline throughout the reporting period, industrial production declined for the 17th consecutive month in July 2015, and unemployment levels climbed, reaching 7.5% in June 2015. Falling commodity prices largely fueled economic slowdown as oil prices fell precipitously for the reporting period, while demand waned for steel and other metals. Prices for sugar and coffee beans, two key Brazilian exports, also declined during the reporting period. Economic cooling in China, Brazil’s largest export partner, affected the Brazilian economy as its demand for Brazilian exports weakened. The revelation of a decade-long corruption scandal surrounding Brazil’s state-owned oil company also contributed to market volatility, unsettled the economy, and created political uncertainty.

Within the Index, all sectors experienced substantial declines, and their effect on Index performance was largely a factor of weighting. The consumer discretionary sector, the largest at an average 35% of the Index during the reporting period, detracted the most from results, reflecting the rise in unemployment during the reporting period. Consumer staples shares also detracted significantly. The industrials sector experienced the most severe absolute decline and detracted significantly from Index performance amid falling demand for metals and other commodities. The financials and utilities sectors also detracted meaningfully.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Consumer Discretionary	34.70%
Industrials	18.68
Financials	13.36
Consumer Staples	10.56
Utilities	8.71
Materials	8.25
Information Technology	2.38
Health Care	2.38
Energy	0.98

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	5.13%
Bradespar SA (Preferred)	4.28
Smiles SA	4.24
Cia. Hering	4.08
MRV Engenharia e Participacoes SA	3.74
Multiplus SA	3.61
Marfrig Global Foods SA	3.36
BR Properties SA	3.31
Sao Martinho SA	3.12
Iguatemi Empresa de Shopping Centers SA	2.95

TOTAL	37.82%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(9.86)%	(10.25)%	(9.34)%	(9.86)%	(10.25)%	(9.34)%
Since Inception	(0.35)%	(0.54)%	0.19%	(1.54)%	(2.36)%	0.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$853.10	$2.90	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA ETF

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -9.86%, net of fees, while the total return for the Index was -9.34%.

As represented by the Index, Chinese stocks delivered a negative return for the reporting period. The Index’s decline resulted from a significant selloff during the last four months of the reporting period, driven by growing concerns about high equity valuations and a slowdown in China’s economic growth rate. Although China devalued the yuan modestly late in the reporting period, currency fluctuations had a negligible effect on the Index’s performance.

China has been implementing a fundamental shift toward services, consumer spending, and technology and away from heavy industry, infrastructure, and property markets, a move many observers believe is likely to slow economic growth. Although China’s economy grew at a slightly slower rate than in the past few years during the reporting period, recent data showed the services sector had become the biggest driver of the country’s economic growth. According to China’s National Bureau of Statistics, retail sales grew strongly in the first seven months of 2015.

Within the Index, the energy sector detracted significantly from performance for the reporting period amid lower oil prices. The consumer discretionary and consumer staples sectors also hindered the Index’s return. In the consumer discretionary sector, the autos and components industry dragged down performance, while in the consumer staples sector, the food products segment in the food, beverages, and tobacco industry detracted the most. The industrials sector added to the Index’s return for the reporting period, largely due to positive performance from the capital goods and transportation industries.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	40.90%
Information Technology	13.22
Telecommunication Services	11.68
Energy	8.81
Industrials	8.57
Utilities	4.67
Consumer Discretionary	4.14
Consumer Staples	3.86
Health Care	2.41
Materials	1.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	11.08%
China Mobile Ltd.	9.42
China Construction Bank Corp. Class H	7.46
Industrial & Commercial Bank of China Ltd. Class H	5.50
Bank of China Ltd. Class H	4.58
China Life Insurance Co. Ltd. Class H	3.27
Ping An Insurance Group Co. of China Ltd. Class H	3.26
CNOOC Ltd.	2.82
PetroChina Co. Ltd. Class H	2.21
China Petroleum & Chemical Corp. Class H	2.13

TOTAL	51.73%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA SMALL-CAP ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(12.94)%	(13.85)%	(13.30)%	(12.94)%	(13.85)%	(13.30)%
Since Inception	(1.84)%	(2.28)%	(2.24)%	(8.75)%	(10.74)%	(10.56)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$917.30	$3.00	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -12.94%, net of fees, while the total return for the Index was -13.30%.

As represented by the Index, Chinese small-capitalization stocks delivered a negative return for the reporting period. The Index’s decline resulted from a significant selloff during the last four months of the reporting period, driven by growing concerns about high equity valuations and a slowdown in China’s economic growth rate. Chinese small-capitalization stocks declined more than large-capitalization stocks during the reporting period. Although China devalued the yuan modestly late in the reporting period, currency fluctuations had a negligible effect on the Index’s performance.

China has been implementing a fundamental shift toward services, consumer spending, and technology and away from heavy industry, infrastructure, and property markets, a move many observers believe is likely to slow economic growth. Although China’s economy grew at a slightly slower rate than in the past few years during the reporting period, recent data showed the services sector had become the biggest driver of the country’s economic growth. According to China’s National Bureau of Statistics, retail sales grew strongly in the first seven months of 2015.

Within the Index, the materials sector was the largest detractor from performance during the reporting period as commodity prices declined. The information technology sector also hindered the Index’s return as the appetite for investment in new Chinese technology companies showed signs of decreasing. On the bright side, the financials sector contributed positively to Index performance, led by the real estate management and development segment, which comprised the majority of the financials sector within the Index.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Consumer Discretionary	22.08%
Industrials	17.69
Financials	17.03
Information Technology	13.77
Materials	10.78
Health Care	7.58
Consumer Staples	5.09
Utilities	4.06
Energy	1.67
Telecommunication Services	0.25

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Shenzhen International Holdings Ltd.	1.39%
China Shanshui Cement Group Ltd.	1.18
Sunny Optical Technology Group Co. Ltd.	1.06
Tech Pro Technology Development Ltd.	1.05
China Traditional Chinese Medicine Co. Ltd.	1.02
Minth Group Ltd.	1.02
Intime Retail Group Co. Ltd.	1.00
Skyworth Digital Holdings Ltd.	0.96
Jiangsu Future Land Co. Ltd. Class B	0.94
Shenzhen Investment Ltd.	0.93

TOTAL	10.55%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(42.58)%	(42.23)%	(42.42)%	(42.58)%	(42.23)%	(42.42)%
Since Inception	(14.61)%	(14.52)%	(14.19)%	(43.53)%	(43.33)%	(42.52)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/18/12. The first day of secondary market trading was 1/19/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$784.10	$2.20	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

The iShares MSCI Emerging Markets Latin America ETF (the “Fund”) seeks to track the investment results of an index composed of Latin American emerging market equities, as represented by the MSCI Emerging Markets Latin America Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -42.58%, net of fees, while the total return for the Index was -42.42%.

As represented by the Index, Latin American equities declined significantly for the reporting period. The Brazilian real and Mexican peso depreciated by 38% and 22%, respectively, relative to the U.S. dollar. Together, Brazil and Mexico comprised approximately 84% of the Index on average during the reporting period, and their weaker currencies detracted meaningfully from the Index’s performance as equity market returns of these two countries were lower when translated into U.S. dollars.

Brazil, the largest country weight in the Index, declined substantially during the reporting period in U.S. dollar terms. Brazil’s economy remained in recession throughout the reporting period. Manufacturing production continued a long-term decline, and unemployment levels climbed, finishing the reporting period at a five-year high. Reduced demand for commodities fueled much of Brazil’s economic slowdown as economic cooling in China, Brazil’s largest trading partner, weighed on Brazilian exports. In particular, oil prices fell precipitously, demand waned for steel and other metals, and prices for sugar and coffee beans declined. The revelation of a decade-long corruption scandal surrounding Brazil’s state-owned oil company contributed to market volatility, unsettled the economy, and created political uncertainty.

Mexico also detracted meaningfully from Index performance. Falling oil prices negatively affected the country’s oil industry, and concerns about the slowing Chinese economy weakened Mexico’s metals industry, which relies heavily on demand from China. Partially countering those weaknesses, Mexico’s automotive industry gained ground, benefiting from improving economic conditions in the U.S., its main export partner. Although a depreciating peso triggered concerns of a crisis similar to the one experienced in 1994, the currency’s weakness made its exports more attractive to the U.S.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	27.00%
Consumer Staples	22.83
Materials	13.47
Telecommunication Services	7.88
Energy	6.94
Consumer Discretionary	6.83
Industrials	6.61
Utilities	5.79
Information Technology	2.28
Health Care	0.37

TOTAL	100.00%

ALLOCATION BY COUNTRY

As of 8/31/15

Country	Percentage of Total Investments*

Brazil	48.81%
Mexico	34.88
Chile	9.59
Colombia	3.96
Peru	2.76

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI INDONESIA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(28.13)%	(29.53)%	(27.95)%	(28.13)%	(29.53)%	(27.95)%
5 Years	(2.92)%	(3.35)%	(2.47)%	(13.77)%	(15.66)%	(11.76)%
Since Inception	(1.54)%	(1.78)%	(1.12)%	(7.96)%	(9.11)%	(5.80)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$739.20	$2.72	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDONESIA ETF

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -28.13%, net of fees, while the total return for the Index was -27.95%.

Indonesian stocks, as represented by the Index, produced negative results during the reporting period. Slowing economic growth, falling commodity prices, and market volatility relating to risk assets in general and emerging market equities in particular weighed on performance. In addition, the value of the Indonesian rupiah declined relative to the U.S. dollar. That meant returns on Indonesian investments were lower when translated back into dollars, while dollar-denominated debt became more costly for Indonesian companies to finance.

No sector contributed positively to Index performance for the reporting period (measured in U.S. dollars). Consumer discretionary stocks detracted most, largely as a result of poor performance from autos and components companies. These stocks were hurt by falling domestic demand and increased competition among auto manufacturers. Weakness in the Indonesian economy meant financial stocks also were significant detractors. In particular, banking stocks suffered from slower loan and deposit growth, as well as a rise in non-performing loans. Consumer staples stocks were other notable detractors, reflecting the weak performance of food products companies.

The challenging environment for commodities resulted in poor performance by the materials and energy sectors. In particular, Indonesia is the world’s leading exporter of coal used to fire power plants, and has suffered from slowing Chinese demand. It was a similar story for petroleum and natural gas exporters, which are key components of the Indonesian economy. These conditions also help explain the poor performance of utility stocks, which underperformed to the extent that they have energy exploration and production sides to their business.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	38.87%
Consumer Discretionary	16.66
Telecommunication Services	12.98
Consumer Staples	12.44
Materials	5.72
Industrials	5.59
Health Care	2.99
Energy	2.47
Utilities	2.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Bank Central Asia Tbk PT	11.96%
Telekomunikasi Indonesia Persero Tbk PT	10.88
Astra International Tbk PT	9.02
Bank Rakyat Indonesia Persero Tbk PT	8.87
Bank Mandiri Persero Tbk PT	6.39
Unilever Indonesia Tbk PT	4.56
Matahari Department Store Tbk PT	3.08
Bank Negara Indonesia Persero Tbk PT	2.78
Kalbe Farma Tbk PT	2.66
United Tractors Tbk PT	2.42

TOTAL	62.62%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI PHILIPPINES ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.21)%	(7.87)%	(5.58)%	(6.21)%	(7.87)%	(5.58)%
Since Inception	8.51%	8.11%	9.03%	49.50%	46.85%	53.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$856.60	$2.90	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PHILIPPINES ETF

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.” For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -6.21%, net of fees, while the total return for the Index was -5.58%.

Philippines’ stocks, as represented by the Index, delivered negative results during the reporting period. Economic growth continued to moderate, as seen over the last several years; nevertheless GDP growth ran at a 5.6% annual rate through June 30, 2015. The country’s economy held up better than many Asian neighbors because the Philippines is less dependent on exports to China; enjoys comparatively robust domestic demand; and receives significant remittances from an overseas diaspora, among other factors. Inflation, as measured by the consumer price index, increased at a record low annual rate of 0.8% through July 2015. However, unemployment and underemployment remain relatively high. In that environment, the central bank has kept interest rates unchanged so far in 2015. The value of the Philippine peso declined relative to the U.S. dollar over the course of the reporting period, reaching a five-year low in August 2015. This meant returns on Philippines investments were lower upon translating back into U.S. dollars.

The telecommunication services sector was the largest detractor from the Index’s return during the reporting period, driven by poor performance from wireless telecommunication services companies. Financials stocks, which represented approximately 42% of the Index on average, also were significant detractors, with underperformance being led by banks and diversified financial services firms. The utilities, consumer discretionary, and materials sectors also detracted from results. The challenging environment for commodities pricing drove the poor performance by materials stocks.

At the other end of the spectrum, consumer staples was the only sector to contribute meaningfully to performance. Relatively healthy domestic demand supported the stocks of food products and food, beverage, and tobacco companies. Industrials stocks also made a small positive contribution.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	45.19%
Industrials	21.30
Telecommunication Services	12.26
Utilities	7.73
Consumer Staples	7.07
Consumer Discretionary	4.80
Materials	1.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Ayala Land Inc.	9.76%
Philippine Long Distance Telephone Co.	9.06
JG Summit Holdings Inc.	6.59
Universal Robina Corp.	6.26
SM Prime Holdings Inc.	5.97
Ayala Corp.	5.89
BDO Unibank Inc.	5.84
SM Investments Corp.	4.72
Aboitiz Equity Ventures Inc.	4.06
GT Capital Holdings Inc.	3.74

TOTAL	61.89%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI POLAND CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(20.31)%	(19.81)%	(20.06)%	(20.31)%	(19.81)%	(20.06)%
5 Years	(1.47)%	(1.33)%	(1.07)%	(7.14)%	(6.47)%	(5.24)%
Since Inception	1.60%	1.66%	1.96%	8.74%	9.04%	10.75%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/25/10. The first day of secondary market trading was 5/26/10.

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$921.50	$3.00	$1,000.00	$1,022.10	$3.16	0.62%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI POLAND CAPPED ETF

The iShares MSCI Poland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland Investable Market Index 25/50 (the “Index”).The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -20.31%, net of fees, while the total return for the Index was -20.06%.

Polish stocks, as represented by the Index, delivered negative results during the reporting period. The economy grew at a 3.3% annual rate in the second quarter of 2015, while the employment picture improved in the period; nevertheless, the jobless rate remained in excess of 10% as of July 2015. Inflation, as measured by the consumer price index, declined at an annual rate of 0.7% through July. In that environment, the central bank cut interest rates in late 2014 and again in 2015. The value of the Polish zloty declined sharply relative to the U.S. dollar over the course of the reporting period. As a result, Polish investments were worth substantially less when translated back into U.S. dollars.

The financial sector, which represented approximately 46% of the Index on average, was the largest detractor from the Index’s return during the reporting period, largely attributable to poor performance by banks. Some key companies in the banking industry were subject to downgrades by the major credit rating agencies, as well as pressure from the low interest rate environment and additional regulation. The utilities sector was another notable detractor, driven by electric utilities, which suffered from a poor pricing and regulatory environment. Declining commodity prices resulted in poor performance by materials stocks. Diversified metals and mining companies weighed on the sector most.

At the other end of the spectrum, the energy sector was the largest contributor during the reporting period, helped by solid performance in the oil and gas refining and marketing industry. These companies benefited from lower crude oil prices, which translate into higher profit margins in their refining business. Consumer staples companies also contributed, as relatively healthy domestic demand supported the stocks of food, beverage, and tobacco companies.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	44.24%
Energy	16.69
Utilities	10.77
Materials	9.08
Consumer Discretionary	7.85
Telecommunication Services	3.31
Consumer Staples	2.76
Industrials	2.66
Information Technology	2.64

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Powszechna Kasa Oszczednosci Bank Polski SA	10.88%
Powszechny Zaklad Ubezpieczen SA	10.07
Polski Koncern Naftowy Orlen SA	9.91
Bank Pekao SA	8.74
PGE Polska Grupa Energetyczna SA	5.23
Polskie Gornictwo Naftowe i Gazownictwo SA	4.59
Bank Zachodni WBK SA	4.49
KGHM Polska Miedz SA	4.29
LPP SA	3.93
mBank SA	2.52

TOTAL	64.65%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI QATAR CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(12.34)%	(11.63)%	(11.64)%	(12.34)%	(11.63)%	(11.64)%
Since Inception	(6.28)%	(5.04)%	(5.94)%	(8.33)%	(6.71)%	(7.86)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (8/1/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$967.90	$0.53	$1,000.00	$1,022.00	$3.21	0.63%

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (31 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI QATAR CAPPED ETF

The iShares MSCI Qatar Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund’s fiscal year-end was changed from July 31 to August 31. For the period from August 1, 2015 to August 31, 2015 (the “reporting period”), the total return for the Fund was -3.21%, net of fees, while the total return for the Index was -3.13%.

As represented by the Index, Qatar stocks declined moderately for the reporting period amid an increase in volatility worldwide. The Qatari riyal is pegged to the U.S. dollar, so currency fluctuations had no impact on the Index’s performance.

Besides the global stock slump late in the reporting period, falling oil prices and uncertainty about China’s economy weighed on Qatar equities. As the world’s largest exporter of liquefied natural gas (“LNG”), Qatar took steps to preserve its dominant share of the Asian market amid growing LNG supply. The Qatar government continued to move forward with its plan to spend more than $200 billion on infrastructure as part of a long-range development plan. The plan includes spending on facilities for hosting soccer’s World Cup in 2022.

All eight economic sectors in the Index declined for the reporting period. The financials sector, which comprised more than 60% of the Index on average for the reporting period, was the largest detractor from the Index’s return, led by the banking and real estate groups. The telecommunication services sector also detracted from the Index’s performance for the reporting period amid weakness in both the diversified and wireless telecommunication services industries. The energy sector was another major detractor as increased production and declining demand put downward pressure on energy prices.

The utilities sector of the Index detracted the least from the Index’s return for the reporting period. The healthcare and consumer staples sectors also held up well on a relative basis, detracting modestly from the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	64.31%
Industrials	14.00
Telecommunication Services	7.02
Energy	4.58
Utilities	4.30
Materials	2.73
Consumer Staples	1.85
Health Care	1.21

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Qatar National Bank SAQ	18.44%
Industries Qatar QSC	11.37
Masraf Al Rayan QSC	8.76
Ezdan Holding Group QSC	7.45
Qatar Islamic Bank SAQ	4.62
Qatar Insurance Co. SAQ	4.56
Commercial Bank QSC (The)	4.46
Qatar Electricity & Water Co. QSC	4.30
Doha Bank QSC	4.23
Ooredoo QSC	3.52

TOTAL	71.71%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI UAE CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(20.22)%	(19.30)%	(19.82)%	(20.22)%	(19.30)%	(19.82)%
Since Inception	(17.56)%	(16.93)%	(17.44)%	(22.84)%	(22.05)%	(22.59)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (8/1/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$896.40	$0.51	$1,000.00	$1,022.00	$3.21	0.63%

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (31 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UAE CAPPED ETF

The iShares MSCI UAE Capped ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund’s fiscal year-end was changed from July 31 to August 31. For the period from August 1, 2015 to August 31, 2015 (the “reporting period”), the total return for the Fund was -10.36%, net of fees, while the total return for the Index was -10.31%.

As represented by the Index, stocks of the United Arab Emirates (UAE) posted a sharp decline for the reporting period amid an increase in volatility worldwide. The UAE dirham is pegged to the U.S. dollar, so currency fluctuations had no impact on the Index’s performance.

Besides the global stock slump late in the reporting period, falling oil prices and uncertainty about China’s economy weighed on UAE equities. In addition, a debt-rating reduction for Saudi Arabia also hurt UAE markets. The ratings cut, which was prompted by low oil prices, raised concern that slowing growth in Saudi Arabia, along with a further plunge in the Saudi stock market, could adversely affect other Gulf region economies. On a positive note, a corporate survey reported that business activity growth in the UAE’s non-oil private sector accelerated to a six-month high in August 2015.

Five of the six economic sectors in the Index declined for the reporting period. The financials sector, which comprised more than 70% of the Index on average during the reporting period, detracted the most from the Index’s return, led by the real estate and banking industries. The industrials and healthcare sectors also detracted notably from the Index’s performance. The capital goods industry weighed on the industrials sector, while the healthcare facilities segment detracted the most in the healthcare sector.

The consumer staples sector was the only sector to contribute positively to the Index’s performance, thanks to the food products segment within the food, beverage, and tobacco industry.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	70.26%
Industrials	17.68
Health Care	4.95
Energy	3.71
Consumer Discretionary	1.98
Consumer Staples	1.42

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Emaar Properties PJSC	16.29%
Abu Dhabi Commercial Bank PJSC	9.61
DP World Ltd.	8.74
First Gulf Bank PJSC	8.31
National Bank of Abu Dhabi PJSC	4.82
Dubai Islamic Bank PJSC	4.80
Aldar Properties PJSC	4.59
Union National Bank PJSC	4.17
Arabtec Holding PJSC	3.24
Dubai Financial Market PJSC	2.96

TOTAL	67.53%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 (or fiscal year-end change, as applicable) and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ALL PERU CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.67%

BANKS — 29.11%
BBVA Banco Continental SA	3,615,294	$3,576,732
Credicorp Ltd.	262,011	28,815,970
Intercorp Financial Services Inc.	236,403	5,910,075

		38,302,777
CONSTRUCTION & ENGINEERING — 2.69%
Grana y Montero SAA	4,093,218	3,543,364

		3,543,364
CONSTRUCTION MATERIALS — 5.60%
Cementos Pacasmayo SAA	2,867,695	3,608,446
Union Andina de Cementos SAA	6,074,671	3,756,173

		7,364,619
ELECTRIC UTILITIES — 4.16%
Empresa de Distribucion Electrica de Lima Norte SA	1,532,960	2,322,308
Luz del Sur SAA	1,040,750	3,153,300

		5,475,608
FOOD & STAPLES RETAILING — 2.96%
InRetail Peru Corp.[a,b]	327,330	3,895,227

		3,895,227
FOOD PRODUCTS — 5.68%
Alicorp SAA[b]	4,308,797	6,194,437
Casa Grande SAA[b]	861,131	1,280,581

		7,475,018
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.62%
Edegel SAA	3,729,114	3,447,226

		3,447,226
METALS & MINING — 42.60%
Cia. de Minas Buenaventura SAA ADR	873,129	5,518,175
Cia. Minera Atacocha SAA Class Bb	25,122,947	1,320,421
Cia. Minera Milpo SAA	6,556,462	3,952,729
Corp. Aceros Arequipa SA	10,781,540	1,149,986
Fortuna Silver Mines Inc.[b]	1,356,583	3,262,733
Hochschild Mining PLC[b]	2,338,656	2,436,868
Minsur SA	10,068,024	2,832,556
Sociedad Minera Cerro Verde SAA[b]	211,765	3,600,005
Southern Copper Corp.	1,074,183	28,637,719
Volcan Cia. Minera SAA Class B	25,869,920	3,351,212

		56,062,404

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 0.96%
Refineria La Pampilla SA Relapasa[b]	23,105,742	$1,264,404

		1,264,404
TRADING COMPANIES & DISTRIBUTORS — 3.29%
Ferreycorp SAA	10,850,178	4,327,324

		4,327,324

TOTAL COMMON STOCKS
(Cost: $282,826,290)		131,157,971

SHORT-TERM INVESTMENTS — 0.15%

MONEY MARKET FUNDS — 0.15%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	196,522	196,522

		196,522

TOTAL SHORT-TERM INVESTMENTS
(Cost: $196,522)		196,522

TOTAL INVESTMENTS IN SECURITIES — 99.82%
(Cost: $283,022,812)		131,354,493
Other Assets, Less Liabilities — 0.18%		240,422

NET ASSETS — 100.00%		$131,594,915

ADR — American Depositary Receipts

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 82.80%

AUTO COMPONENTS — 3.33%
Mahle-Metal Leve SA	73,700	$435,047
Tupy SA	100,500	471,286

		906,333
BANKS — 0.03%
Banco ABC Brasil SAa	3,248	8,097

		8,097
COMMERCIAL SERVICES & SUPPLIES — 5.28%
Contax Participacoes SA Units	87,100	54,524
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	107,210	1,381,978

		1,436,502
CONSTRUCTION MATERIALS — 0.96%
Magnesita Refratarios SAa	335,000	262,132

		262,132
DIVERSIFIED CONSUMER SERVICES — 3.85%
GAEC Educacao SA	67,000	209,705
Ser Educacional SA	73,700	196,277
Somos Educacao SA	180,900	640,706

		1,046,688
ELECTRIC UTILITIES — 3.97%
Alupar Investimento SA Units	140,700	564,384
Light SA	160,800	516,096

		1,080,480
FOOD PRODUCTS — 10.47%
Marfrig Global Foods SAa	515,900	906,516
Minerva SA/Brazil[a]	194,300	620,949
Sao Martinho SA	100,500	839,926
SLC Agricola SA	100,500	443,969
Tereos Internacional SAa	515,900	35,411

		2,846,771
HEALTH CARE PROVIDERS & SERVICES — 2.36%
Fleury SA	140,700	641,258

		641,258
HOTELS, RESTAURANTS & LEISURE — 1.35%
CVC Brasil Operadora e Agencia de Viagens SA	80,400	366,212

		366,212
HOUSEHOLD DURABLES — 10.16%
Direcional Engenharia SA	167,500	154,980
Even Construtora e Incorporadora SA	435,500	417,296

Security	Shares	Value
EZ TEC Empreendimentos e Participacoes SA	107,289	$388,240
Gafisa SAa	670,000	419,411
Helbor Empreendimentos SA	254,630	139,820
MRV Engenharia e Participacoes SA	576,200	1,007,727
PDG Realty SA Empreendimentos e Participacoes[a]	4,133,900	102,149
Tecnisa SA	160,800	132,446

		2,762,069
MACHINERY — 2.31%
Iochpe-Maxion SA	120,600	496,340
Kepler Weber SA	26,800	130,753

		627,093
MEDIA — 7.78%
Multiplus SA	93,800	971,672
Smiles SA	87,100	1,144,036

		2,115,708
METALS & MINING — 0.69%
Paranapanema SAa	314,900	186,748

		186,748
MULTILINE RETAIL — 1.37%
Magazine Luiza SA	127,300	89,125
Marisa Lojas SA	120,600	282,440

		371,565
OIL, GAS & CONSUMABLE FUELS — 0.97%
QGEP Participacoes SA	154,100	264,854

		264,854
REAL ESTATE MANAGEMENT & DEVELOPMENT — 10.42%
Aliansce Shopping Centers SA	140,700	428,793
BR Properties SA	321,600	891,800
Iguatemi Empresa de Shopping Centers SA	140,700	795,777
LPS Brasil Consultoria de Imoveis SA	113,900	99,757
Sao Carlos Empreendimentos e Participacoes SA	53,600	381,149
Sonae Sierra Brasil SA	53,600	236,931

		2,834,207
ROAD & RAIL — 4.19%
Cosan Logistica SA	281,400	131,342
JSL SA	127,300	339,024
Rumo Logistica Operadora Multimodal SAa	268,003	579,824
Tegma Gestao Logistica[a]	60,300	87,745

		1,137,935

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
SOFTWARE — 2.36%
Linx SA	53,600	$641,478

		641,478
SPECIALTY RETAIL — 4.04%
Cia. Hering	288,100	1,099,483

		1,099,483
TEXTILES, APPAREL & LUXURY GOODS — 2.52%
Arezzo Industria e Comercio SA	87,100	523,234
Restoque Comercio e Confeccoes de Roupas SA	140,700	161,087

		684,321
TRADING COMPANIES & DISTRIBUTORS — 0.80%
Mills Estruturas e Servicos de Engenharia SAa	160,800	216,328

		216,328
TRANSPORTATION INFRASTRUCTURE — 2.43%
Arteris SA	134,000	352,084
Santos Brasil Participacoes SA Units	93,800	309,040

		661,124
WATER UTILITIES — 1.16%
Cia. de Saneamento de Minas Gerais-COPASA	120,600	314,558

		314,558

TOTAL COMMON STOCKS
(Cost: $33,284,772)		22,511,944

PREFERRED STOCKS — 16.34%

AIRLINES — 0.82%
GOL Linhas Aereas Inteligentes SA	194,300	221,920

		221,920
BANKS — 2.79%
Banco ABC Brasil SA	107,261	267,398
Banco Daycoval SA	93,800	222,766
Banco Industrial e Comercial SA	120,645	269,958

		760,122
ELECTRIC UTILITIES — 3.50%
Centrais Eletricas Santa Catarina	40,200	140,723
Cia. Energetica do Ceara Class A	20,100	209,706
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	187,600	601,597

		952,026

Security	Shares	Value
MACHINERY — 2.70%
Marcopolo SA	871,000	$478,276
Randon Participacoes SA	301,550	255,000

		733,276
METALS & MINING — 6.53%
Bradespar SA	448,900	1,154,834
Cia. Ferro Ligas da Bahia-Ferbasa	87,110	172,199
Metalurgica Gerdau SA	542,700	448,494

		1,775,527

TOTAL PREFERRED STOCKS
(Cost: $6,877,978)		4,442,871

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	4,275	4,275

		4,275

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,275)		4,275

TOTAL INVESTMENTS IN SECURITIES — 99.15%
(Cost: $40,167,025)		26,959,090
Other Assets, Less Liabilities — 0.85%		230,341

NET ASSETS — 100.00%		$27,189,431

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® MSCI CHINA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.73%

AEROSPACE & DEFENSE — 0.19%
AviChina Industry & Technology Co. Ltd. Class H	4,900,000	$3,407,849

		3,407,849
AIR FREIGHT & LOGISTICS — 0.09%
Sinotrans Ltd. Class H	3,672,000	1,686,740

		1,686,740
AIRLINES — 0.31%
Air China Ltd. Class H	4,080,000	2,948,110
China Southern Airlines Co. Ltd. Class H	4,080,000	2,658,563

		5,606,673
AUTOMOBILES — 2.07%
Brilliance China Automotive Holdings Ltd.	6,528,000	7,884,088
Byd Co. Ltd. Class Ha	1,415,500	5,780,682
Chongqing Changan Automobile Co. Ltd. Class B	1,964,984	3,143,954
Dongfeng Motor Group Co. Ltd. Class H	6,528,000	6,570,074
Geely Automobile Holdings Ltd.[a]	12,240,000	4,738,034
Great Wall Motor Co. Ltd. Class H	2,282,500	6,096,445
Guangzhou Automobile Group Co. Ltd. Class H	4,898,000	3,444,378

		37,657,655
BANKS — 22.60%
Agricultural Bank of China Ltd. Class H	53,040,000	21,421,178
Bank of China Ltd. Class H	181,560,000	82,931,387
Bank of Communications Co. Ltd. Class H	19,992,200	15,064,993
China CITIC Bank Corp. Ltd. Class Hb	18,768,800	11,503,384
China Construction Bank Corp. Class H	192,168,000	135,136,625
China Everbright Bank Co. Ltd. Class H	7,752,000	3,540,891
China Merchants Bank Co. Ltd. Class H	10,404,150	24,781,854
China Minsheng Banking Corp. Ltd. Class H	13,464,300	13,047,257

Security	Shares	Value
Chongqing Rural Commercial Bank Co. Ltd. Class H	5,712,000	$3,338,734
Industrial & Commercial Bank of China Ltd. Class H	168,504,000	99,579,786

		410,346,089
BEVERAGES — 0.22%
Tsingtao Brewery Co. Ltd. Class H	816,000	4,011,535

		4,011,535
CAPITAL MARKETS — 2.48%
China Cinda Asset Management Co. Ltd. Class H	19,992,000	7,429,237
China Everbright Ltd.	2,448,000	5,117,077
China Galaxy Securities Co. Ltd. Class H	7,548,000	5,171,564
CITIC Securities Co. Ltd. Class H	4,896,000	9,817,206
GF Securities Co. Ltd.[b]	2,121,600	3,635,441
Haitong Securities Co. Ltd. Class H	7,180,800	10,358,816
Huatai Securities Co. Ltd.[b,c]	1,876,800	3,414,543

		44,943,884
CHEMICALS — 0.16%
Sinopec Shanghai Petrochemical Co. Ltd. Class Hb	8,160,000	2,979,697

		2,979,697
COMMERCIAL SERVICES & SUPPLIES — 0.41%
China Everbright International Ltd.	5,712,000	7,473,459

		7,473,459
COMMUNICATIONS EQUIPMENT — 0.18%
ZTE Corp. Class H	1,650,640	3,326,817

		3,326,817
CONSTRUCTION & ENGINEERING — 1.87%
China Communications Construction Co. Ltd. Class H	10,141,000	12,064,441
China Railway Construction Corp. Ltd. Class H	4,535,000	5,945,200
China Railway Group Ltd. Class H	8,976,000	8,049,393
China State Construction International Holdings Ltd.	4,080,000	5,390,830

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2015

Security	Shares	Value
Sinopec Engineering Group Co. Ltd. Class H	2,856,000	$2,465,357

		33,915,221
CONSTRUCTION MATERIALS — 0.91%
Anhui Conch Cement Co. Ltd. Class H	2,832,500	8,570,541
BBMG Corp. Class H	2,652,000	1,710,957
China National Building Material Co. Ltd. Class H	6,528,000	3,807,274
China Resources Cement Holdings Ltd.[a]	4,902,000	2,409,871

		16,498,643
DIVERSIFIED FINANCIAL SERVICES — 0.18%
Far East Horizon Ltd.	4,080,000	3,248,186

		3,248,186
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.26%
Alibaba Health Information Technology Ltd.[a,b]	5,712,000	3,950,467
China Communications Services Corp. Ltd. Class H	5,712,800	2,100,823
China Telecom Corp. Ltd. Class H	31,824,000	16,671,562
China Unicom Hong Kong Ltd.	13,872,000	18,221,426

		40,944,278
ELECTRICAL EQUIPMENT — 0.65%
Shanghai Electric Group Co. Ltd. Class Ha	6,528,000	3,605,117
Zhuzhou CSR Times Electric Co. Ltd. Class H	1,224,000	8,109,935

		11,715,052
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.51%
AAC Technologies Holdings Inc.[a]	1,632,000	9,191,786

		9,191,786
ENERGY EQUIPMENT & SERVICES — 0.24%
China Oilfield Services Ltd. Class H	4,080,000	4,390,578

		4,390,578
FOOD & STAPLES RETAILING — 0.77%
China Resources Enterprise Ltd.	2,976,000	9,350,340
Sun Art Retail Group Ltd.[a]	5,508,000	4,591,155

		13,941,495

Security	Shares	Value
FOOD PRODUCTS — 1.98%
China Agri-Industries Holdings Ltd.[a,b]	5,304,900	$2,012,427
China Huishan Dairy Holdings Co. Ltd.[a]	14,688,000	5,382,407
China Mengniu Dairy Co. Ltd.	3,264,000	11,413,397
Tingyi Cayman Islands Holding Corp.[a]	4,080,000	6,275,263
Want Want China Holdings Ltd.[a]	13,464,000	10,857,994

		35,941,488
GAS UTILITIES — 1.07%
China Gas Holdings Ltd.[a]	4,080,000	5,959,394
China Resources Gas Group Ltd.	1,632,000	4,306,346
ENN Energy Holdings Ltd.	1,798,000	9,175,541

		19,441,281
HEALTH CARE EQUIPMENT & SUPPLIES — 0.19%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	4,896,000	3,424,019

		3,424,019
HEALTH CARE PROVIDERS & SERVICES — 0.76%
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	1,591,200	3,317,887
Sinopharm Group Co. Ltd. Class H	2,774,400	10,506,854

		13,824,741
HOUSEHOLD DURABLES — 0.28%
Haier Electronics Group Co. Ltd.	2,856,000	5,122,341

		5,122,341
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.71%
CGN Power Co. Ltd. Class Hc	20,400,000	8,080,980
China Longyuan Power Group Corp. Ltd.	7,344,000	7,798,804
China Power International Development Ltd.	7,344,000	4,889,651
China Resources Power Holdings Co. Ltd.	4,086,000	10,006,681
Datang International Power Generation Co. Ltd. Class H	6,528,000	2,636,453

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2015

Security	Shares	Value
Huadian Power International Corp. Ltd. Class H	3,758,000	$3,059,720
Huaneng Power International Inc. Class H	8,160,000	9,402,365
Huaneng Renewables Corp. Ltd. Class H	8,976,000	3,277,666

		49,152,320
INDUSTRIAL CONGLOMERATES — 1.94%
Beijing Enterprises Holdings Ltd.	1,224,000	7,146,535
CITIC Ltd.	9,792,000	17,941,355
Fosun International Ltd.	4,284,000	7,186,018
Shanghai Industrial Holdings Ltd.	1,224,000	2,984,961

		35,258,869
INSURANCE — 9.93%
China Life Insurance Co. Ltd. Class H	17,136,000	59,257,011
China Pacific Insurance Group Co. Ltd. Class H	6,038,400	21,971,843
China Taiping Insurance Holdings Co. Ltd.[b]	3,672,124	10,376,645
New China Life Insurance Co. Ltd. Class H	1,790,500	7,000,232
People’s Insurance Co. Group of China Ltd. (The) Class H	15,096,000	7,148,640
PICC Property & Casualty Co. Ltd. Class H	8,160,308	15,499,221
Ping An Insurance Group Co. of China Ltd. Class H	12,036,000	58,937,194

		180,190,786
INTERNET SOFTWARE & SERVICES — 11.05%
Tencent Holdings Ltd.	11,791,200	200,525,179

		200,525,179
MACHINERY — 1.42%
China Conch Venture Holdings Ltd.	3,060,000	6,743,801
China International Marine Containers Group Co. Ltd. Class H	1,142,400	2,034,196
CRRC Corp. Ltd. Class Hb	9,792,650	11,447,850
Haitian International Holdings Ltd.	1,632,000	2,960,745
Weichai Power Co. Ltd. Class H	2,448,000	2,634,347

		25,820,939

Security	Shares	Value
MARINE — 0.36%
China COSCO Holdings Co. Ltd. Class Ha,b	5,916,000	$3,370,320
China Shipping Container Lines Co. Ltd. Class Ha,b	8,568,000	3,072,951

		6,443,271
MEDIA — 0.31%
Alibaba Pictures Group Ltd.[a,b]	24,480,000	5,717,228

		5,717,228
METALS & MINING — 0.55%
Aluminum Corp. of China Ltd. Class Ha,b	8,976,000	2,999,702
Jiangxi Copper Co. Ltd. Class H	2,856,000	3,607,750
Zijin Mining Group Co. Ltd. Class H	13,262,000	3,422,429

		10,029,881
OIL, GAS & CONSUMABLE FUELS — 8.55%
China Coal Energy Co. Ltd. Class Ha	6,120,000	2,858,614
China Petroleum & Chemical Corp. Class H	57,937,000	38,574,580
China Shenhua Energy Co. Ltd. Class H	7,752,000	13,443,382
CNOOC Ltd.	41,208,000	51,097,590
Inner Mongolia Yitai Coal Co. Ltd. Class B	2,433,374	2,058,634
Kunlun Energy Co. Ltd.	7,348,000	5,195,714
PetroChina Co. Ltd. Class H	48,144,000	40,005,853
Yanzhou Coal Mining Co. Ltd. Class Ha	4,080,000	1,926,800

		155,161,167
PAPER & FOREST PRODUCTS — 0.11%
Nine Dragons Paper (Holdings) Ltd.	3,672,000	2,061,045

		2,061,045
PERSONAL PRODUCTS — 0.88%
Hengan International Group Co. Ltd.	1,632,000	16,014,555

		16,014,555
PHARMACEUTICALS — 1.45%
China Medical System Holdings Ltd.[a]	2,448,000	2,659,616
CSPC Pharmaceutical Group Ltd.	9,792,000	8,970,677

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2015

Security	Shares	Value
Luye Pharma Group Ltd.[b]	3,060,000	$2,605,919
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	986,000	2,881,646
Sihuan Pharmaceutical Holdings Group Ltd.[b]	7,775,000	1,504,829
Sino Biopharmaceutical Ltd.	6,528,000	7,749,318

		26,372,005
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.60%
China Overseas Land & Investment Ltd.	8,976,000	26,290,824
China Resources Land Ltd.	6,528,665	16,292,073
China Vanke Co. Ltd. Class Ha	3,019,231	6,864,324
Country Garden Holdings Co. Ltd.	12,871,727	4,517,532
Dalian Wanda Commercial Properties Co. Ltd. Class Hc	1,305,600	8,018,859
Evergrande Real Estate Group Ltd.[a]	12,648,000	8,323,146
Franshion Properties China Ltd.	7,470,000	1,869,898
Goldin Properties Holdings Ltd.[a,b]	2,959,475	2,825,803
Guangzhou R&F Properties Co. Ltd. Class Hb	2,284,800	2,087,262
Longfor Properties Co. Ltd.	3,264,000	3,946,256
New World China Land Ltd.	5,712,000	3,464,029
Shimao Property Holdings Ltd.	3,264,000	4,582,205
Shui On Land Ltd.	8,364,000	1,834,672
Sino-Ocean Land Holdings Ltd.	7,752,000	4,051,019
SOHO China Ltd.	4,692,000	2,003,925
Sunac China Holdings Ltd.[a]	4,080,000	2,205,818
Yuexiu Property Co. Ltd.[a]	15,642,320	2,462,388

		101,640,033
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
GCL-Poly Energy Holdings Ltd.[a,b]	24,888,000	3,982,054
Hanergy Thin Film Power Group Ltd.[a,b]	29,970,000	39
Semiconductor Manufacturing International Corp.[b]	60,792,000	5,333,973

		9,316,066
SOFTWARE — 0.24%
Kingsoft Corp. Ltd.[a]	2,040,000	4,301,082

		4,301,082

Security	Shares	Value
SPECIALTY RETAIL — 0.24%
GOME Electrical Appliances Holding Ltd.[a]	27,336,000	$4,338,460

		4,338,460
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.70%
Lenovo Group Ltd.[a]	15,504,000	12,723,200

		12,723,200
TEXTILES, APPAREL & LUXURY GOODS — 1.22%
Anta Sports Products Ltd.	2,448,000	6,165,762
Belle International Holdings Ltd.	10,608,000	9,704,546
Shenzhou International Group Holdings Ltd.	1,224,000	6,183,134

		22,053,442
TRANSPORTATION INFRASTRUCTURE — 1.31%
Beijing Capital International Airport Co. Ltd. Class H	3,268,000	3,516,767
China Merchants Holdings International Co. Ltd.[a]	2,448,000	8,181,005
COSCO Pacific Ltd.[b]	4,080,000	4,799,281
Jiangsu Expressway Co. Ltd. Class H	3,264,000	3,857,813
Zhejiang Expressway Co. Ltd. Class H	3,264,000	3,504,039

		23,858,905
WATER UTILITIES — 0.87%
Beijing Enterprises Water Group Ltd.	9,792,000	7,012,290
Guangdong Investment Ltd.	6,528,000	8,827,484

		15,839,774
WIRELESS TELECOMMUNICATION SERVICES — 9.40%
China Mobile Ltd.	14,076,000	170,545,532

		170,545,532

TOTAL COMMON STOCKS
(Cost: $2,072,712,197)		1,810,403,246

SHORT-TERM INVESTMENTS — 5.19%

MONEY MARKET FUNDS — 5.19%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	88,554,668	88,554,668

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2015

Security	Shares	Value
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	5,085,244	$5,085,244
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	523,441	523,441

		94,163,353

TOTAL SHORT-TERM INVESTMENTS
(Cost: $94,163,353)		94,163,353

TOTAL INVESTMENTS IN SECURITIES — 104.92%
(Cost: $2,166,875,550)		1,904,566,599
Other Assets, Less Liabilities — (4.92)%		(89,263,981)

NET ASSETS — 100.00%		$1,815,302,618

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
H-Shares Index	62	Sep. 2015	Hong Kong Futures	$3,872,775	$(183,980)

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.61%

AEROSPACE & DEFENSE — 0.33%
AVIC International Holding HK Ltd.[a,b]	744,000	$80,639

		80,639
AIR FREIGHT & LOGISTICS — 0.09%
Guangdong Yueyen Transportaion Co. Ltd. Class H	36,000	22,947

		22,947
AIRLINES — 0.23%
Shandong Airlines Co. Ltd. Class B	30,000	57,948

		57,948
AUTO COMPONENTS — 2.69%
Chaowei Power Holdings Ltd.[a,b]	120,000	58,838
Double Coin Holdings Ltd. Class B	52,800	44,563
Hunan Tyen Machinery Co. Ltd. Class Ba	50,400	24,696
Minth Group Ltd.[b]	144,000	250,466
Nexteer Automotive Group Ltd.	168,000	158,244
Tianneng Power International Ltd.[a]	144,000	57,414
Xinchen China Power Holdings Ltd.[a,b]	96,000	19,819
Xingda International Holdings Ltd.	96,000	19,324
Zhejiang Shibao Co. Ltd. Class H	34,000	28,604

		661,968
AUTOMOBILES — 0.22%
Qingling Motors Co. Ltd. Class H	168,000	54,627

		54,627
BANKS — 0.34%
Bank of Chongqing Co. Ltd. Class H	114,000	83,845

		83,845
BEVERAGES — 0.68%
Anhui Gujing Distillery Co. Ltd. Class B	24,000	65,032
Dynasty Fine Wines Group Ltd.[a,b]	128,000	11,891
Tibet 5100 Water Resources Holdings Ltd.	336,000	90,611

		167,534
BIOTECHNOLOGY — 0.60%
China Regenerative Medicine International Ltd.[a,b]	2,220,000	117,444
Essex Bio-technology Ltd.	48,000	29,853

		147,297

Security	Shares	Value
BUILDING PRODUCTS — 1.32%
Bolina Holding Co. Ltd.	96,000	$27,871
China Fangda Group Co. Ltd. Class B	78,500	50,341
China Lesso Group Holdings Ltd.[b]	240,000	168,463
Far East Global Group Ltd.[b]	144,000	21,553
Luoyang Glass Co. Ltd. Class Ha	48,000	31,773
Yuanda China Holdings Ltd.	528,000	26,570

		326,571
CAPITAL MARKETS — 0.51%
Central China Securities Co. Ltd. Class Hb	228,000	125,914

		125,914
CHEMICALS — 3.53%
Bloomage BioTechnology Corp. Ltd.[b]	30,000	48,077
Century Sunshine Group Holdings Ltd.	321,250	25,700
China BlueChemical Ltd. Class H	384,000	109,006
China Lumena New Materials Corp.[a,b]	868,000	14,000
China Sanjiang Fine Chemicals Co. Ltd.[a,b]	132,000	24,526
Danhua Chemical Technology Co. Ltd. Class Ba	51,600	26,832
Dongyue Group Ltd.	264,000	63,360
Fufeng Group Ltd.[b]	204,600	91,079
Huabao International Holdings Ltd.[b]	444,000	147,808
Hubei Sanonda Co. Ltd. Class Ba	49,000	37,496
Lee & Man Chemical Co. Ltd.[b]	48,000	23,349
Shanghai Chlor-Alkali Chemical Co. Ltd. Class Ba	85,200	49,586
Sinofert Holdings Ltd.	504,000	77,388
Yingde Gases Group Co. Ltd.	240,000	100,025
Yip’s Chemical Holdings Ltd.	72,000	31,587

		869,819
COMMERCIAL SERVICES & SUPPLIES — 1.32%
Beijing Development HK Ltd.[a,b]	108,000	23,411
Broad Greenstate International Co. Ltd.	192,000	30,472
Capital Environment Holdings Ltd.[a,b]	762,000	32,446
Dongjiang Environmental Co. Ltd. Class Hb	45,500	68,103

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Dynagreen Environmental Protection Group Co. Ltd. Class Ha,b	84,000	$44,872
Shanghai Youngsun Investment Co. Ltd. Class B	22,800	41,656
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	72,000	37,625
Yestar International Holdings Co. Ltd.[b]	120,000	48,000

		326,585
COMMUNICATIONS EQUIPMENT — 1.79%
BYD Electronic International Co. Ltd.[a,b]	174,000	100,583
China All Access Holdings Ltd.[b]	264,000	83,117
China Fiber Optic Network System Group Ltd.[a,b]	405,600	69,382
Comba Telecom Systems Holdings Ltd.[b]	120,000	23,380
Eastern Communications Co. Ltd. Class B	68,400	43,366
Nanjing Panda Electronics Co. Ltd. Class H	48,000	31,587
Shanghai Potevio Co. Ltd. Class Ba	22,800	22,526
Synertone Communication Corp.[a,b]	672,000	13,527
Trigiant Group Ltd.[b]	144,000	29,171
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co.[c]	24,000	24,743

		441,382
CONSTRUCTION & ENGINEERING — 0.91%
Baoye Group Co. Ltd. Class H	48,000	27,685
Beijing Urban Construction Design & Development Group Co. Ltd.[c]	48,000	24,279
China Singyes Solar Technologies Holdings Ltd.[b]	96,400	59,830
Concord New Energy Group Ltd.[b]	960,000	58,838
HKC Holdings Ltd.[a]	1,164,000	23,430
Wison Engineering Services Co. Ltd.[a]	204,000	30,797

		224,859
CONSTRUCTION MATERIALS — 2.25%
Asia Cement China Holdings Corp.	102,000	32,245
China National Materials Co. Ltd. Class H	240,000	53,264

Security	Shares	Value
China Shanshui Cement Group Ltd.[a,b]	480,000	$289,175
Dongpeng Holdings Co. Ltd.	60,000	24,619
Shanghai Yaohua Pilkington Glass Group Co. Ltd. Class B	37,200	20,051
TCC International Holdings Ltd.	313,000	59,368
West China Cement Ltd.[a]	456,000	74,725

		553,447
CONSUMER FINANCE — 0.47%
Credit China Holdings Ltd.[b]	336,000	82,374
Differ Group Holding Co. Ltd.[a]	60,000	32,980

		115,354
CONTAINERS & PACKAGING — 1.00%
AMVIG Holdings Ltd.	96,000	37,161
CPMC Holdings Ltd.	96,000	50,787
Foshan Huaxin Packaging Co. Ltd.[a]	39,100	32,027
Greatview Aseptic Packaging Co. Ltd.[b]	204,000	93,971
Overseas Chinese Town Asia Holdings Ltd.	48,000	19,386
Sheen Tai Holdings Group Co. Ltd.	24,000	12,789

		246,121
DISTRIBUTORS — 0.56%
Dah Chong Hong Holdings Ltd.[b]	192,000	69,368
Xinhua Winshare Publishing and Media Co. Ltd. Class H	96,000	69,367

		138,735
DIVERSIFIED CONSUMER SERVICES — 0.53%
China Maple Leaf Educational Systems Ltd.	96,000	24,403
Fu Shou Yuan International Group Ltd.[b]	180,000	105,212

		129,615
DIVERSIFIED FINANCIAL SERVICES — 0.18%
China Merchants China Direct Investments Ltd.	30,075	45,248

		45,248
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.25%
APT Satellite Holdings Ltd.	84,000	61,130

		61,130
ELECTRIC UTILITIES — 0.10%
Shenzhen Nanshan Power Co. Ltd.[a]	40,800	25,270

		25,270

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
ELECTRICAL EQUIPMENT — 4.27%
Boer Power Holdings Ltd.[b]	60,000	$98,167
China Energine International Holdings Ltd.	336,000	29,048
China High Speed Transmission Equipment Group Co. Ltd.[a,b]	216,000	148,551
FDG Electric Vehicles Ltd.[a,b]	2,400,000	148,644
Foshan Electrical and Lighting Co. Ltd. Class B	64,240	43,683
Hangzhou Steam Turbine Co. Class Ba	88,424	116,586
Harbin Electric Co. Ltd. Class Hb	144,000	75,437
Jiangnan Group Ltd.	336,000	68,067
NVC Lighting Holdings Ltd.[a]	350,000	52,452
Tech Pro Technology Development Ltd.[a,b]	1,056,000	257,526
Trony Solar Holdings Co. Ltd.[a,b]	216,000	13,935

		1,052,096
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.64%
Anxin-China Holdings Ltd.[a]	672,000	25,633
AVIC International Holdings Ltd. Class H	49,184	27,543
China Aerospace International Holdings Ltd.[b]	432,000	60,758
China Innovationpay Group Ltd.[a,b]	912,000	55,308
Digital China Holdings Ltd.	193,000	168,843
INESA Electron Co. Ltd. Class Ba	60,000	34,080
Ju Teng International Holdings Ltd.[b]	192,000	73,331
Kingboard Chemical Holdings Ltd.	144,000	186,920
Kingboard Laminates Holdings Ltd.	198,000	78,689
PAX Global Technology Ltd.[b]	168,000	156,510
Sunny Optical Technology Group Co. Ltd.[b]	156,000	260,065
Technovator International Ltd.[a]	96,000	53,140
Tongda Group Holdings Ltd.	600,000	92,903
Wasion Group Holdings Ltd.[b]	120,000	115,664

		1,389,387
ENERGY EQUIPMENT & SERVICES — 0.36%
Anton Oilfield Services Group/Hong Kong[a,b]	264,000	34,746
Chu Kong Petroleum & Natural Gas Steel Pipe Holdings Ltd.[a]	108,000	15,050
Honghua Group Ltd.[a]	240,000	16,722

Security	Shares	Value
Shandong Molong Petroleum Machinery Co. Ltd. Class Ha	57,600	$22,520

		89,038
FOOD & STAPLES RETAILING — 0.41%
Lianhua Supermarket Holdings Co. Ltd. Class Ha	84,000	43,680
Wumart Stores Inc. Class Ha	108,000	58,250

		101,930
FOOD PRODUCTS — 3.54%
Ausnutria Dairy Corp. Ltd.[a]	24,000	6,844
Biostime International Holdings Ltd.[b]	42,000	69,259
Changshouhua Food Co. Ltd.[b]	72,000	42,178
China Foods Ltd.[a]	192,000	89,186
China Huiyuan Juice Group Ltd.[a,b]	162,000	53,721
China Modern Dairy Holdings Ltd.[b]	420,000	109,470
China Yurun Food Group Ltd.[a,b]	303,000	69,983
Honworld Group Ltd.[c]	36,000	18,441
Imperial Pacific International Holdings Ltd.[a,b]	8,880,000	217,702
Leyou Technologies Holdings Ltd.[a,b]	420,000	37,935
Shanghai Greencourt Investment Group Co. Ltd. Class Ba	77,200	39,295
Shenguan Holdings Group Ltd.	264,000	37,471
Tenwow International Holdings Ltd.[b]	120,000	41,806
YuanShengTai Dairy Farm Ltd.[a,b]	576,000	39,391

		872,682
GAS UTILITIES — 1.02%
Binhai Investment Co. Ltd.	62,400	23,430
China Oil and Gas Group Ltd.[a,b]	1,096,000	69,295
Tianjin Jinran Public Utilities Co. Ltd. Class Ha	120,000	13,006
Towngas China Co. Ltd.[b]	228,000	145,037

		250,768
HEALTH CARE EQUIPMENT & SUPPLIES — 0.46%
Lifetech Scientific Corp.[a,b]	360,000	50,167
Microport Scientific Corp.[a,b]	108,000	39,577
PW Medtech Group Ltd.[a,b]	120,000	24,774

		114,518
HEALTH CARE PROVIDERS & SERVICES — 1.16%
China NT Pharma Group Co. Ltd.[a,b]	156,000	33,615
China Pioneer Pharma Holdings Ltd.[b]	96,000	40,506

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Golden Meditech Holdings Ltd.	240,000	$31,277
Phoenix Healthcare Group Co. Ltd.[b]	72,000	104,423
Universal Health International Group Holding Ltd.[b]	216,000	75,251

		285,072
HOTELS, RESTAURANTS & LEISURE — 2.55%
Ajisen (China) Holdings Ltd.[b]	72,000	28,056
China LotSynergy Holdings Ltd.[b]	1,440,000	59,458
China Travel International Investment Hong Kong Ltd.[b]	562,000	195,792
China Vanguard Group Ltd.[a,b]	350,000	44,258
Haichang Ocean Park Holdings Ltd.[a,b,c]	294,000	51,592
Huangshan Tourism Development Co. Ltd. Class B	31,200	45,895
REXLot Holdings Ltd.[a,b]	2,975,000	38,387
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	264,000	80,732
Shanghai Jinjiang International Travel Co. Ltd. Class B	13,200	39,389
Xiabuxiabu Catering Management China Holdings Co. Ltd.[c]	60,000	29,419
Zhuhai Holdings Investment Group Ltd.	120,000	15,484

		628,462
HOUSEHOLD DURABLES — 2.89%
China Creative Home Group Ltd.	144,000	19,324
Hefei Meiling Co. Ltd. Class B	25,236	14,816
Hisense Kelon Electrical Holdings Co. Ltd. Class Ha	96,000	49,548
Konka Group Co. Ltd. Class Ba	105,400	139,312
Ozner Water International Holding Ltd.[a,b,c]	132,000	26,230
Q Technology Group Co. Ltd.	48,000	8,857
Skyworth Digital Holdings Ltd.[b]	408,000	235,322
TCL Multimedia Technology Holdings Ltd.[b]	96,000	43,107
Welling Holding Ltd.	241,600	38,967
Wuxi Little Swan Co. Ltd. Class B	18,000	36,534
Yuxing InfoTech Investment Holdings Ltd.[b]	240,000	99,096

		711,113

Security	Shares	Value
HOUSEHOLD PRODUCTS — 0.38%
Vinda International Holdings Ltd.	48,000	$92,531

		92,531
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.89%
Canvest Environment Protection Group Co. Ltd.[a,b]	108,000	46,405
China Datang Corp. Renewable Power Co. Ltd. Class Ha	540,000	68,283
China Power New Energy Development Co. Ltd.[b]	960,000	49,548
Huadian Energy Co. Ltd. Class Ba	96,000	55,680

		219,916
INDUSTRIAL CONGLOMERATES — 0.14%
Chongqing Machinery & Electric Co. Ltd. Class H	264,000	34,064

		34,064
INTERNET & CATALOG RETAIL — 0.30%
Cogobuy Group[a,b,c]	84,000	74,028

		74,028
INTERNET SOFTWARE & SERVICES — 0.36%
HC International Inc.[a,b]	72,000	30,937
Pacific Online Ltd.	96,900	27,382
Tian Ge Interactive Holdings Ltd.[b,c]	84,000	31,432

		89,751
IT SERVICES — 0.96%
AGTech Holdings Ltd.[a,b]	432,000	70,234
Chinasoft International Ltd.[a,b]	312,000	102,255
Hi Sun Technology (China) Ltd.[a,b]	396,000	65,404

		237,893
LEISURE PRODUCTS — 0.66%
Goodbaby International Holdings Ltd.[a]	168,000	65,899
Jinshan Development & Construction Co. Ltd. Class Ba	31,800	21,847
Shenzhen China Bicycle Co. Holdings Ltd.[a]	48,000	30,967
Zhonglu Co. Ltd. Class Ba	18,960	42,793

		161,506
MACHINERY — 2.94%
Changchai Co. Ltd. Class B	32,400	19,022
CIMC Enric Holdings Ltd.[b]	120,000	63,174
Dalian Refrigeration Co. Ltd. Class B	18,200	17,683

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
EVA Precision Industrial Holdings Ltd.	240,000	$55,432
First Tractor Co. Ltd. Class Hb	96,000	55,122
Huangshi Dongbei Electrical Appliance Co. Ltd. Class B	21,600	23,630
Jingwei Textile Machinery Class H	24,000	35,365
Kama Co. Ltd.[a]	45,815	38,485
Lonking Holdings Ltd.	432,000	59,086
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	228,000	48,836
Shang Gong Group Co. Ltd. Class Ba	52,800	44,458
Shanghai Automation Instrumentation Co. Ltd. Class Ba	20,600	20,971
Shanghai Diesel Engine Co. Ltd. Class B	75,645	52,195
Shanghai Highly Group Co. Ltd. Class B	60,500	36,905
Shanghai Prime Machinery Co. Ltd. Class H	144,000	23,411
Shanghai Shibei Hi-Tech Co. Ltd. Class B	60,500	41,140
Sinotruk Hong Kong Ltd.	150,000	65,999
Zhengzhou Coal Mining Machinery Group Co. Ltd. Class H	52,800	24,254

		725,168
MARINE — 0.24%
Sinotrans Shipping Ltd.[b]	318,000	59,086

		59,086
MEDIA — 1.24%
Phoenix Satellite Television Holdings Ltd.[b]	264,000	56,547
Poly Culture Group Corp. Ltd. Class Hb	19,200	45,188
SinoMedia Holding Ltd.	72,000	24,062
SMI Holdings Group Ltd.[b]	816,000	53,697
Viva China Holdings Ltd.[a,b]	581,600	66,790
Wisdom Holdings Group[b]	144,000	58,528

		304,812
METALS & MINING — 2.75%
Bengang Steel Plates Co. Ltd. Class B	90,000	31,819
China Daye Non-Ferrous Metals Mining Ltd.[a]	1,152,000	21,999

Security	Shares	Value
China Metal Recycling Holdings Ltd.[a]	184,800	$—
China Precious Metal Resources Holdings Co. Ltd.[a,b]	648,000	24,248
China Rare Earth Holdings Ltd.[a,b]	288,000	24,898
China Silver Group Ltd.[b]	96,000	23,411
China Vanadium Titano-Magnetite Mining Co. Ltd.[a]	264,000	11,582
Chongqing Iron & Steel Co. Ltd. Class Ha	168,000	28,336
CITIC Dameng Holdings Ltd.[a,b]	204,000	17,110
Da Ming International Holdings Ltd.	72,000	21,925
Honbridge Holdings Ltd.[a,b]	624,000	82,126
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	86,400	69,466
MMG Ltd.[a,b]	336,000	69,367
North Mining Shares Co. Ltd.[a]	2,040,000	28,428
Real Gold Mining Ltd.[a,b]	126,000	163
Shougang Concord International Enterprises Co. Ltd.[a,b]	1,032,000	41,946
Shougang Fushan Resources Group Ltd.[b]	528,000	66,766
Tiangong International Co. Ltd.	168,000	15,174
Zhaojin Mining Industry Co. Ltd. Class Hb	198,000	98,616

		677,380
MULTI-UTILITIES — 0.25%
Tianjin Development Holdings Ltd.	96,000	61,935

		61,935
MULTILINE RETAIL — 2.11%
Golden Eagle Retail Group Ltd.[b]	120,000	133,625
Intime Retail Group Co. Ltd.[b]	234,000	246,076
Maoye International Holdings Ltd.[b]	252,000	31,866
New World Department Store China Ltd.	84,000	15,066
Parkson Retail Group Ltd.[b]	235,500	33,729
Springland International Holdings Ltd.[b]	228,000	60,309

		520,671
OIL, GAS & CONSUMABLE FUELS — 1.30%
China Suntien Green Energy Corp. Ltd. Class Hb	396,000	63,871
MIE Holdings Corp.[a]	168,000	19,726
Shanxi Guoxin Energy Corp. Ltd.[a]	22,820	28,023

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Shenzhen Chiwan Petroleum Class B	7,200	$12,495
Sino Oil And Gas Holdings Ltd.[a,b]	2,340,000	54,650
Sinopec Kantons Holdings Ltd.[b]	192,000	101,821
Yanchang Petroleum International Ltd.[a]	1,320,000	39,685

		320,271
PAPER & FOREST PRODUCTS — 1.22%
Chengde Nanjiang Co. Ltd. Class Ba	121,800	39,844
China Forestry Holdings Co. Ltd.[a,b]	306,000	—
Lee & Man Paper Manufacturing Ltd.	312,000	178,745
Qunxing Paper Holdings Co. Ltd.[a]	148,000	1,719
Shandong Chenming Paper Holdings Ltd. Class B	90,023	47,392
Shandong Chenming Paper Holdings Ltd. Class H	84,000	31,649
Superb Summit International Group Ltd.[a]	59,500	1,535

		300,884
PERSONAL PRODUCTS — 0.06%
Real Nutriceutical Group Ltd.[b]	84,000	14,957

		14,957
PHARMACEUTICALS — 5.33%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	60,000	65,961
China Animal Healthcare Ltd.[a,b]	140,000	9,032
China Grand Pharmaceutical and Healthcare Holdings Ltd.[a,b]	192,000	44,841
China Shineway Pharmaceutical Group Ltd.[b]	72,000	86,400
China Traditional Chinese Medicine Co. Ltd.[a]	360,000	251,302
Consun Pharmaceutical Group Ltd.	84,000	56,144
Dawnrays Pharmaceutical Holdings Ltd.	96,000	75,809
Hua Han Bio-Pharmaceutical Holdings Ltd. Class Hb	963,960	123,137
Lee’s Pharmaceutical Holdings Ltd.	48,000	67,385
Livzon Pharmaceutical Group Inc. Class Ha	23,520	106,469
Shandong Luoxin Pharmaceutical Group Stock Co. Ltd. Class H	24,000	40,072

Security	Shares	Value
Shandong Xinhua Pharmaceutical Co. Ltd. Class Ha	28,000	$14,501
Shanghai Dingli Technology Development Group Co. Ltd. Class B	15,600	15,101
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class Hb	60,000	49,316
SSY Group Ltd.[b]	480,000	138,115
Tong Ren Tang Technologies Co. Ltd. Class H	132,000	170,662

		1,314,247
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.83%
New Century REIT[b]	48,000	19,200
Spring REIT	156,000	64,413
Yuexiu REIT[b]	228,000	120,030

		203,643
REAL ESTATE MANAGEMENT & DEVELOPMENT — 14.64%
Agile Property Holdings Ltd.	336,000	164,747
Beijing Capital Land Ltd. Class H	216,000	86,399
Beijing Enterprises Medical & Health Group Ltd.[a]	648,000	59,365
Beijing North Star Co. Ltd. Class H	160,000	45,006
Beijing Properties Holdings Ltd.[a,b]	480,000	29,419
C C Land Holdings Ltd.[b]	312,000	74,477
Carnival Group International Holdings Ltd.[a,b]	608,000	76,098
Central China Real Estate Ltd.	130,038	24,665
China Aoyuan Property Group Ltd.[b]	276,000	51,282
China Merchants Land Ltd.[b]	288,000	45,336
China New City Commercial Development Ltd.[a,b]	72,000	52,025
China New Town Development Co. Ltd.[a]	945,000	32,313
China Oceanwide Holdings Ltd.[a,b]	840,000	121,393
China Overseas Grand Oceans Group Ltd.[b]	192,000	60,696
China SCE Property Holdings Ltd.[b]	283,800	58,591
China Vast Industrial Urban Development Co. Ltd.[c]	72,000	25,548
CIFI Holdings Group Co. Ltd.[b]	576,000	107,767
Colour Life Services Group Co. Ltd.[b]	60,000	44,361
EverChina International Holdings Co. Ltd.[a]	420,000	14,090
Fantasia Holdings Group Co. Ltd.	396,000	41,899

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Fullshare Holdings Ltd.[a]	750,000	$112,257
Future Land Development Holdings Ltd.	384,000	49,053
Gemdale Properties & Investment Corp. Ltd.[a,b]	1,128,000	49,486
Glorious Property Holdings Ltd.[a]	624,000	67,633
Greenland Hong Kong Holdings Ltd.[a,b]	192,000	84,479
Guangdong Land Holdings Ltd.[a]	120,000	28,026
Hopson Development Holdings Ltd.[a,b]	144,000	110,740
Hydoo International Holding Ltd.[b]	240,000	28,490
Jiangsu Future Land Co. Ltd. Class B	142,800	231,479
Kaisa Group Holdings Ltd.[a,b]	420,000	27,097
KWG Property Holding Ltd.	264,000	166,915
Lai Fung Holdings Ltd.	900,000	14,168
Logan Property Holdings Co. Ltd.[b]	168,000	71,752
LVGEM China Real Estate Investment Co. Ltd.[a,b]	48,000	14,803
Madex International Holdings Ltd.[a]	1,440,000	30,100
Minmetals Land Ltd.[b]	264,000	25,889
Poly Property Group Co. Ltd.[b]	456,000	121,795
Powerlong Real Estate Holdings Ltd.[b]	252,000	44,872
Redco Properties Group Ltd.[b,c]	96,000	68,005
Renhe Commercial Holdings Co. Ltd.[a,b]	3,312,000	183,761
Road King Infrastructure Ltd.	48,000	42,426
Shanghai Industrial Urban Development Group Ltd.[b]	312,000	49,517
Shanghai Jinqiao Export Processing Zone Development Co. Ltd. Class B	61,200	89,964
Shenzhen International Enterprise Co. Ltd. Class Ba	21,000	23,872
Shenzhen Investment Ltd.	648,000	229,098
Shenzhen SEG Co. Ltd. Class Ba	54,000	36,302
Sinolink Worldwide Holdings Ltd.[a,b]	456,000	43,540
Tian Shan Development Holding Ltd.	48,000	19,881
Times Property Holdings Ltd.[b]	96,000	37,533
Top Spring International Holdings Ltd.	84,000	41,729
Wanda Hotel Development Co. Ltd.[a,b]	312,000	46,297

Security	Shares	Value
Wuzhou International Holdings Ltd.[a,b]	336,000	$55,060
Yuzhou Properties Co. Ltd.[b]	300,440	64,352
Zall Development Group Ltd.[b]	108,000	62,570
Zhong An Real Estate Ltd.[a]	192,000	18,828

		3,607,246
ROAD & RAIL — 0.58%
Dazhong Transportation Group Co. Ltd. Class B	111,900	99,144
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	33,600	44,251

		143,395
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.74%
China Electronics Corp. Holdings Co. Ltd.[b]	192,000	56,732
Comtec Solar Systems Group Ltd.[a]	168,000	15,391
Landing International Development Ltd.[a]	2,228,000	68,708
Shanghai Fudan Microelectronics Group Co. Ltd. Class Ha,b	48,000	31,711
Shunfeng International Clean Energy Ltd.[a]	264,000	63,360
Xinyi Solar Holdings Ltd.[b]	576,000	192,494

		428,396
SOFTWARE — 2.31%
Boyaa Interactive International Ltd.[b]	48,000	20,315
Chanjet Information Technology Co. Ltd. Class H	12,000	20,810
China City Railway Transportation Technology Holdings Co. Ltd.[a,b]	144,000	29,357
Feiyu Technology International Co. Ltd.[c]	72,000	19,045
Kingdee International Software Group Co. Ltd.[b]	409,200	140,447
National Agricultural Holdings Ltd.[a,b]	144,000	57,971
NetDragon Websoft Inc.[b]	36,000	85,935
Ourgame International Holdings Ltd.	60,000	30,813
Shanghai Baosight Software Co. Ltd. Class B	27,190	79,150
Sinosoft Technology Group Ltd.[b]	96,000	41,620

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
V1 Group Ltd.[a,b]	672,000	$45,089

		570,552
SPECIALTY RETAIL — 1.90%
Baoxin Auto Group Ltd.	168,000	56,795
Boshiwa International Holding Ltd.[a,b]	153,000	2,961
China Harmony New Energy Auto Holding Ltd.	174,000	77,233
China ZhengTong Auto Services Holdings Ltd.[b]	198,000	78,433
Goldlion Holdings Ltd.	48,000	20,005
Hengdeli Holdings Ltd.	528,000	73,579
Koradior Holdings Ltd.[b]	24,000	31,091
Pou Sheng International Holdings Ltd.[a,b]	456,000	68,253
Zhongsheng Group Holdings Ltd.	144,000	60,201

		468,551
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.01%
Coolpad Group Ltd.	576,000	107,024
Goldpac Group Ltd.[b]	72,000	38,926
TCL Communication Technology Holdings Ltd.[b]	108,000	73,022
TPV Technology Ltd.[a]	192,000	29,481

		248,453
TEXTILES, APPAREL & LUXURY GOODS — 6.36%
361 Degrees International Ltd.	180,000	55,045
Best Pacific International Holdings Ltd.	72,000	34,467
Bosideng International Holdings Ltd.[b]	672,000	62,430
CECEP COSTIN New Materials Group Ltd.	153,000	22,308
China Dongxiang Group Co. Ltd.	660,000	164,360
China Jicheng Holdings Ltd.[a,c]	600,000	158,709
China Lilang Ltd.[b]	96,000	82,621
Citychamp Watch & Jewellery Group Ltd.	312,000	49,920
Cosmo Lady China Holdings Co. Ltd.[c]	108,000	115,942
Daphne International Holdings Ltd.	240,000	46,142
Fuguiniao Co. Ltd. Class H	33,600	49,944
HOSA International Ltd.[b]	120,000	47,071
Lao Feng Xiang Co. Ltd. Class B	45,680	169,427
Le Saunda Holdings Ltd.	80,400	26,454

Security	Shares	Value
Li Ning Co. Ltd.[a,b]	315,000	$145,509
Luthai Textile Co. Ltd. Class B	61,200	74,703
Peak Sport Products Co. Ltd.[b]	144,000	34,560
Shanghai Haixin Group Co. Class B	96,000	55,104
Sijia Group Co.[a]	96,000	7,574
Texhong Textile Group Ltd.	54,000	45,987
Time Watch Investments Ltd.[b]	120,000	17,651
Weiqiao Textile Co. Class H	90,000	38,671
XTEP International Holdings Ltd.	144,000	62,059

		1,566,658
TRADING COMPANIES & DISTRIBUTORS — 0.57%
China Aircraft Leasing Group Holdings Ltd.[b]	36,000	34,885
China Dynamics Holdings Ltd.[a]	240,000	12,387
CITIC Resources Holdings Ltd.[a,b]	600,200	92,159

		139,431
TRANSPORTATION INFRASTRUCTURE — 4.56%
Anhui Expressway Co. Ltd. Class H	96,000	73,455
COSCO International Holdings Ltd.[b]	140,000	69,483
Freetech Road Recycling Technology Holdings Ltd.	24,000	2,601
Guangdong Provincial Expressway Development Co. Ltd. Class B	82,800	37,393
Henderson Investment Ltd.	264,000	21,801
HNA Infrastructure Company Ltd. Class H	24,000	24,217
Hopewell Highway Infrastructure Ltd.	212,500	101,725
Jinzhou Port Co. Ltd. Class B	42,000	21,924
Shenzhen Chiwan Wharf Holdings Ltd. Class Ba	39,000	69,400
Shenzhen Expressway Co. Ltd. Class Hb	144,000	94,017
Shenzhen International Holdings Ltd.	246,000	340,271
Sichuan Expressway Co. Ltd. Class H	192,000	61,192
Tianjin Port Development Holdings Ltd.	432,000	68,005
Xiamen International Port Co. Ltd. Class H	216,000	52,955
Yuexiu Transport Infrastructure Ltd.[b]	144,000	86,028

		1,124,467

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
WATER UTILITIES — 1.78%
China Water Affairs Group Ltd.[b]	192,000	$83,736
China Water Industry Group Ltd.[a,b]	240,000	46,451
CT Environmental Group Ltd.[b]	480,000	157,315
Kangda International Environmental Co. Ltd.[a,c]	132,000	34,575
Sound Global Ltd.[a]	154,000	115,849

		437,926

TOTAL COMMON STOCKS
(Cost: $31,939,160)		24,549,739

SHORT-TERM INVESTMENTS — 48.24%

MONEY MARKET FUNDS — 48.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	11,229,085	11,229,085
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	644,829	644,829
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	15,093	15,093

		11,889,007

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,889,007)		11,889,007

TOTAL INVESTMENTS IN SECURITIES — 147.85%
(Cost: $43,828,167)		36,438,746
Other Assets, Less Liabilities — (47.85)%		(11,792,267)

NET ASSETS — 100.00%		$24,646,479

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 80.63%

BRAZIL — 31.53%
Ambev SA	83,100	$435,549
B2W Cia. Digital[a]	2,000	8,566
Banco Bradesco SA	13,356	92,298
Banco do Brasil SA	15,300	74,898
Banco Santander Brasil SA Units	7,500	29,714
BB Seguridade Participacoes SA	12,300	96,921
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	30,300	89,679
BR Malls Participacoes SA	7,500	23,063
BRF SA	11,700	223,319
CCR SA	15,900	64,958
CETIP SA – Mercados Organizados	3,905	35,080
Cia. de Saneamento Basico do Estado de Sao Paulo	6,000	25,913
Cia. Siderurgica Nacional SA	10,800	10,378
Cielo SA	14,913	157,022
Cosan SA Industria e Comercio	2,100	10,465
CPFL Energia SA	3,434	14,802
Cyrela Brazil Realty SA Empreendimentos e Participacoes	5,100	11,762
Duratex SA	5,184	7,814
EcoRodovias Infraestrutura e Logistica SA	3,600	6,909
EDP – Energias do Brasil SA	4,500	13,850
Embraer SA	12,000	75,711
Equatorial Energia SA	3,000	29,117
Estacio Participacoes SA	5,100	17,461
Fibria Celulose SA	4,500	63,282
Hypermarcas SAa	6,300	28,488
JBS SA	13,200	51,282
Klabin SA Units	9,600	53,400
Kroton Educacional SA	24,516	58,425
Localiza Rent A Car SA	2,520	15,505
Lojas Americanas SA	3,050	10,426
Lojas Renner SA	2,100	56,803
M. Dias Branco SA	600	10,428
Multiplan Empreendimentos Imobiliarios SA	1,500	16,959
Natura Cosmeticos SA	3,000	19,513
Odontoprev SA	4,500	12,083
Petroleo Brasileiro SAa	52,800	153,953
Porto Seguro SA	2,100	19,188
Qualicorp SA	3,900	18,278

Security	Shares	Value
Raia Drogasil SA	3,900	$42,509
Souza Cruz SA	6,900	50,278
Sul America SA	3,083	14,813
TIM Participacoes SA	14,700	35,517
TOTVS SA	2,100	18,277
Tractebel Energia SA	3,000	27,626
Transmissora Alianca de Energia Eletrica SA Units	1,500	7,619
Ultrapar Participacoes SA	6,300	109,784
Vale SA	22,800	112,177
Via Varejo SA	2,100	3,926
WEG SA	10,140	46,632

		2,612,420
CHILE — 9.04%
AES Gener SA	45,860	23,071
Aguas Andinas SA Series A	49,083	25,443
Banco de Chile	425,583	43,991
Banco de Credito e Inversiones	561	24,510
Banco Santander Chile	1,188,801	57,477
Cencosud SA	22,581	45,919
Cia. Cervecerias Unidas SA	2,644	29,304
Colbun SA	145,395	39,506
CorpBanca SA	2,779,572	25,939
Empresa Nacional de Electricidad SA/Chile	58,446	72,482
Empresa Nacional de Telecomunicaciones SA	2,061	19,294
Empresas CMPC SA	21,920	59,990
Empresas COPEC SA	8,220	80,383
Enersis SA	346,349	96,137
LATAM Airlines Group SAa	5,349	29,943
SACI Falabella	8,307	51,294
SONDA SA	8,340	13,628
Vina Concha y Toro SA	6,360	10,674

		748,985
COLOMBIA — 2.50%
Almacenes Exito SA	3,594	19,495
Cementos Argos SA	7,102	22,407
Corp. Financiera Colombiana SA	1,401	16,621
Ecopetrol SA	86,553	44,627
Grupo Argos SA/Colombia	5,259	28,560
Grupo de Inversiones Suramericana SA	4,132	47,150
Interconexion Electrica SA ESP	6,831	14,662
Isagen SA ESP	14,410	13,695

		207,217

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

August 31, 2015

Security	Shares	Value
MEXICO — 34.80%
Alfa SAB de CV	49,800	$99,095
America Movil SAB de CV	566,400	515,431
Arca Continental SAB de CV	7,200	40,999
Cemex SAB de CV CPO[a]	225,267	176,267
Coca-Cola Femsa SAB de CV Series L	8,700	62,476
Controladora Comercial Mexicana SAB de CV BC Units	7,800	22,233
El Puerto de Liverpool SAB de CV Series C1	3,300	39,309
Fibra Uno Administracion SA de CV	42,200	90,260
Fomento Economico Mexicano SAB de CV	32,400	288,375
Gentera SAB de CV	19,200	30,619
Gruma SAB de CV Series B	3,300	44,273
Grupo Aeroportuario del Pacifico SAB de CV Series B	5,700	47,686
Grupo Aeroportuario del Sureste SAB de CV Series B	3,600	52,305
Grupo Bimbo SAB de CVa	29,400	75,480
Grupo Carso SAB de CV Series A1	9,900	44,898
Grupo Comercial Chedraui SA de CV	6,300	15,671
Grupo Financiero Banorte SAB de CV	44,100	211,328
Grupo Financiero Inbursa SAB de CV Series O	41,400	87,216
Grupo Financiero Santander Mexico SAB de CV Series B	32,100	49,967
Grupo Lala SAB de CV	11,100	25,038
Grupo Mexico SAB de CV Series B	66,300	167,726
Grupo Televisa SAB	43,800	267,420
Industrias Penoles SAB de CV	2,475	35,166
Kimberly-Clark de Mexico SAB de CV Series A	27,300	61,092
Mexichem SAB de CV	18,968	48,516
OHL Mexico SAB de CVa	13,800	18,323
Promotora y Operadora de Infraestructura SAB de CVa	4,200	44,093
Wal-Mart de Mexico SAB de CV	92,700	221,696

		2,882,958
PERU — 2.76%
Cia. de Minas Buenaventura SA ADR	3,330	21,046
Credicorp Ltd.	1,191	130,986
Southern Copper Corp.	2,862	76,301

		228,333

TOTAL COMMON STOCKS
(Cost: $10,174,786)		6,679,913

Security	Shares	Value
PREFERRED STOCKS — 19.14%

BRAZIL — 17.16%
AES Tiete SA	2,100	$8,654
Banco Bradesco SA	44,268	280,150
Banco do Estado do Rio Grande do Sul SA Class B	3,300	7,004
Braskem SA Class A	2,700	10,430
Centrais Eletricas Brasileiras SA Class B	3,900	8,041
Cia. Brasileira de Distribuicao	2,700	47,073
Cia. Energetica de Minas Gerais	13,590	28,059
Cia. Energetica de Sao Paulo Class B	3,300	14,614
Cia. Paranaense de Energia Class B	1,800	15,320
Gerdau SA	15,300	22,054
Itau Unibanco Holding SA	53,486	389,884
Itausa – Investimentos Itau SA	63,061	126,044
Lojas Americanas SA	8,765	39,226
Oi SA	6,036	4,475
Petroleo Brasileiro SA	69,300	174,855
Suzano Papel e Celulose SA Class A	6,600	31,856
Telefonica Brasil SA	6,900	76,516
Usinas Siderurgicas de Minas Gerais SA Class A	7,200	5,891
Vale SA	33,900	131,700

		1,421,846
CHILE — 0.53%
Embotelladora Andina SA Class B	4,581	15,723
Sociedad Quimica y Minera de Chile SA Series B	1,797	28,215

		43,938
COLOMBIA — 1.45%
Banco Davivienda SA	1,794	13,825
Bancolombia SA	7,510	64,042
Grupo Aval Acciones y Valores SA	59,526	22,706
Grupo de Inversiones Suramericana SA	1,707	19,357

		119,930

TOTAL PREFERRED STOCKS
(Cost: $4,094,476)		1,585,714

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI EMERGING MARKETS LATIN AMERICA ETF

August 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	2,509	$2,509

		2,509

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,509)		2,509

TOTAL INVESTMENTS IN SECURITIES — 99.80%
(Cost: $14,271,771)		8,268,136
Other Assets, Less Liabilities — 0.20%		16,235

NET ASSETS — 100.00%		$8,284,371

ADR  —  American Depositary Receipts

CPO  —  Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI INDONESIA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.94%

AUTO COMPONENTS — 0.06%
Gajah Tunggal Tbk PT	4,442,486	$158,096

		158,096
AUTOMOBILES — 9.02%
Astra International Tbk PT	57,384,230	24,199,399

		24,199,399
BANKS — 31.61%
Bank Bukopin Tbk	10,303,399	498,670
Bank Central Asia Tbk PT	34,947,758	32,087,266
Bank Danamon Indonesia Tbk PT	9,506,060	2,391,738
Bank Mandiri Persero Tbk PT	26,459,080	17,137,198
Bank Negara Indonesia Persero Tbk PT	21,146,558	7,450,211
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	6,902,536	341,442
Bank Pembangunan Daerah Jawa Timur Tbk PT	8,455,100	233,493
Bank Rakyat Indonesia Persero Tbk PT	31,471,072	23,799,298
Bank Tabungan Negara Persero Tbk PT	11,977,926	907,935

		84,847,251
BUILDING PRODUCTS — 0.17%
Arwana Citramulia Tbk PT	13,548,800	458,056

		458,056
CONSTRUCTION & ENGINEERING — 2.10%
Adhi Karya Persero Tbk PT	2,551,600	362,309
Inovisi Infracom Tbk PTa	9,476,400	78,914
Pembangunan Perumahan Persero Tbk PT	6,172,200	1,454,091
Sitara Propertindo Tbk PTa	11,339,100	392,228
Surya Semesta Internusa Tbk PT	9,311,374	460,598
Total Bangun Persada Tbk PT	3,378,200	156,287
Waskita Karya Persero Tbk PT	13,455,937	1,537,137
Wijaya Karya Persero Tbk PT	6,098,739	1,200,215

		5,641,779
CONSTRUCTION MATERIALS — 4.52%
Indocement Tunggal Prakarsa Tbk PT	4,176,244	5,833,366
PT Holcim Indonesia Tbk	4,333,300	340,804
PT Wijaya Karya Beton Tbk	6,200,400	428,070
Semen Indonesia Persero Tbk PT	8,407,555	5,535,223

		12,137,463

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.94%
Link Net Tbk PTa	3,018,800	$1,036,705
Telekomunikasi Indonesia Persero Tbk PT	142,881,690	29,186,509
XL Axiata Tbk PTa	8,464,600	1,807,388

		32,030,602
FOOD & STAPLES RETAILING — 0.20%
Matahari Putra Prima Tbk PT	3,059,800	544,448

		544,448
FOOD PRODUCTS — 5.95%
Astra Agro Lestari Tbk PT	1,118,370	1,363,138
Charoen Pokphand Indonesia Tbk PT	20,910,725	2,783,136
Eagle High Plantations Tbk PT	31,266,152	574,140
Indofood CBP Sukses Makmur Tbk PT	3,304,777	2,998,997
Indofood Sukses Makmur Tbk PT	12,443,430	4,693,963
Japfa Comfeed Indonesia Tbk PTa	13,512,800	353,929
Malindo Feedmill Tbk PT	2,364,600	194,385
Nippon Indosari Corpindo Tbk PT	4,336,100	354,912
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	8,700,200	668,770
PT Bisi International Tbk	4,236,800	306,075
Salim Ivomas Pratama Tbk PT	8,905,800	297,916
Sampoerna Agro PT	1,886,872	178,615
Sawit Sumbermas Sarana Tbk PT	5,380,200	618,436
Tiga Pilar Sejahtera Food Tbk	5,011,500	572,488

		15,958,900
GAS UTILITIES — 2.28%
Perusahaan Gas Negara Persero Tbk PT	30,913,107	6,116,615

		6,116,615
HEALTH CARE PROVIDERS & SERVICES — 0.33%
Siloam International Hospitals Tbk PT	821,700	883,108

		883,108
HOUSEHOLD PRODUCTS — 4.56%
Unilever Indonesia Tbk PT	4,326,804	12,233,615

		12,233,615
INSURANCE — 0.28%
Panin Financial Tbk PTa	40,832,878	755,626

		755,626

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA ETF

August 31, 2015

Security	Shares	Value
MACHINERY — 2.41%
United Tractors Tbk PT	4,756,496	$6,474,590

		6,474,590
MARINE — 0.00%
Berlian Laju Tanker Tbk PTa	20,137,514	—

		—
MEDIA — 3.12%
Global Mediacom Tbk PT	20,107,700	1,688,761
Media Nusantara Citra Tbk PT	14,159,500	1,909,769
MNC Investama Tbk PT	54,690,700	1,008,177
Surya Citra Media Tbk PT	16,573,700	3,220,370
Visi Media Asia Tbk PTa	18,668,700	558,068

		8,385,145
METALS & MINING — 1.07%
Aneka Tambang Persero Tbk PTa	9,467,866	336,935
Hanson International Tbk PTa	38,227,407	1,958,984
Krakatau Steel Persero Tbk PTa	8,945,800	203,748
Timah Persero Tbk PT	8,440,680	363,460

		2,863,127
MULTILINE RETAIL — 3.66%
Matahari Department Store Tbk PT	6,617,400	8,254,088
Mitra Adiperkasa Tbk PTa	2,107,700	600,057
Multipolar Tbk PT	19,964,261	582,587
Ramayana Lestari Sentosa Tbk PT	9,071,700	390,632

		9,827,364
OIL, GAS & CONSUMABLE FUELS — 2.47%
Adaro Energy Tbk PT	40,764,439	1,726,323
Benakat Integra Tbk PT	62,054,210	309,167
Bumi Resources Tbk PTa	91,241,317	324,702
Elnusa Tbk PT	7,188,200	148,880
Energi Mega Persada Tbk PTa	98,871,242	394,078
Golden Eagle Energy Tbk PTa	3,182,269	327,287
Harum Energy Tbk PT	2,402,100	159,855
Indo Tambangraya Megah Tbk PT	1,117,380	743,594
Sugih Energy Tbk PTa	55,331,811	1,551,654
Tambang Batubara Bukit Asam Persero Tbk PT	2,286,050	951,843

		6,637,383
PAPER & FOREST PRODUCTS — 0.13%
Sekawan Intipratama Tbk PTa	27,106,000	345,336

		345,336

Security	Shares	Value
PERSONAL PRODUCTS — 0.12%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	8,512,600	$308,998

		308,998
PHARMACEUTICALS — 2.66%
Kalbe Farma Tbk PT	59,799,785	7,129,156

		7,129,156
REAL ESTATE MANAGEMENT & DEVELOPMENT — 6.95%
Agung Podomoro Land Tbk PT	17,462,200	401,444
Alam Sutera Realty Tbk PT	27,833,116	701,276
Bekasi Fajar Industrial Estate Tbk PT	12,227,400	255,862
Bumi Serpong Damai Tbk PT	21,889,022	2,500,490
Ciputra Development Tbk PT	30,095,522	1,852,856
Ciputra Property Tbk PT	7,907,540	205,427
Ciputra Surya Tbk PT	2,261,780	349,328
Intiland Development Tbk PT	17,624,020	624,680
Kawasan Industri Jababeka Tbk PT	49,767,570	697,809
Lippo Cikarang Tbk PTa	1,178,900	593,645
Lippo Karawaci Tbk PT	55,588,062	4,233,397
Modernland Realty Tbk PT	23,084,418	591,487
Nirvana Development Tbk PTa	18,678,400	223,343
Pakuwon Jati Tbk PT	68,264,277	1,846,294
Sentul City Tbk PTa	62,377,150	270,819
Summarecon Agung Tbk PT	28,628,958	3,300,990

		18,649,147
SPECIALTY RETAIL — 0.59%
Ace Hardware Indonesia Tbk PT	21,868,779	926,115
Mitra Pinasthika Mustika Tbk PT	4,398,800	170,630
Tiphone Mobile Indonesia Tbk PT	8,072,500	479,754

		1,576,499
TEXTILES, APPAREL & LUXURY GOODS — 0.20%
Sri Rejeki Isman Tbk PT	23,621,000	546,393

		546,393
TOBACCO — 1.61%
Gudang Garam Tbk PT	1,363,042	4,317,108

		4,317,108
TRANSPORTATION INFRASTRUCTURE — 0.90%
Jasa Marga Persero Tbk PT	5,783,100	2,119,784
Nusantara Infrastructure Tbk PTa	25,736,200	293,081

		2,412,865

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA ETF

August 31, 2015

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 1.03%
Tower Bersama Infrastructure Tbk PTa	5,437,000	$2,776,546

		2,776,546

TOTAL COMMON STOCKS
(Cost: $431,868,966)		268,214,615

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	33,807	33,807

		33,807

TOTAL SHORT-TERM INVESTMENTS
(Cost: $33,807)		33,807

TOTAL INVESTMENTS IN SECURITIES — 99.95%
(Cost: $431,902,773)		268,248,422
Other Assets, Less Liabilities — 0.05%		132,088

NET ASSETS — 100.00%		$268,380,510

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® MSCI PHILIPPINES ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.55%

AIRLINES — 0.72%
Cebu Air Inc.	997,580	$1,909,147

		1,909,147
BANKS — 13.04%
Asia United Bank Corp.[a]	546,620	795,254
Bank of the Philippine Islands	3,689,069	6,677,262
BDO Unibank Inc.	7,347,376	15,483,880
East West Banking Corp.[a]	1,778,200	791,326
Metropolitan Bank & Trust Co.	1,523,306	2,729,501
Philippine National Bank[a]	1,163,142	1,493,122
Rizal Commercial Banking Corp.	1,096,158	820,829
Security Bank Corp.	2,100,600	5,927,880

		34,719,054
BEVERAGES — 0.22%
Pepsi-Cola Products Philippines Inc.	6,371,500	598,436

		598,436
CHEMICALS — 1.07%
D&L Industries Inc.	11,666,400	2,845,463

		2,845,463
CONSTRUCTION & ENGINEERING — 0.14%
EEI Corp.	2,106,427	375,407

		375,407
DIVERSIFIED FINANCIAL SERVICES — 12.37%
Ayala Corp.	988,198	15,603,126
GT Capital Holdings Inc.	364,730	9,910,293
Metro Pacific Investments Corp.	61,992,100	6,631,590
Premium Leisure Corp.	29,400,000	786,265

		32,931,274
ELECTRIC UTILITIES — 0.59%
First Philippine Holdings Corp.	1,046,259	1,566,926

		1,566,926
FOOD & STAPLES RETAILING — 0.58%
Cosco Capital Inc.	10,467,900	1,556,523

		1,556,523
FOOD PRODUCTS — 6.23%
Universal Robina Corp.	3,996,990	16,589,988

		16,589,988
HOTELS, RESTAURANTS & LEISURE — 3.75%
Jollibee Foods Corp.	1,993,043	8,165,762
Melco Crown Philippines Resorts Corp.[a]	8,024,800	1,031,858

Security	Shares	Value
PhilWeb Corp.	2,011,000	$795,107

		9,992,727
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 6.09%
Aboitiz Power Corp.	6,925,615	6,408,491
Energy Development Corp.	43,521,820	5,586,883
First Gen Corp.	5,957,837	2,976,369
Lopez Holdings Corp.	8,536,750	1,234,669

		16,206,412
INDUSTRIAL CONGLOMERATES — 18.54%
Aboitiz Equity Ventures Inc.	9,120,060	10,751,290
Alliance Global Group Inc.	9,581,939	4,059,101
DMCI Holdings Inc.	18,714,400	4,556,480
JG Summit Holdings Inc.	11,507,362	17,480,161
SM Investments Corp.	665,834	12,507,536

		49,354,568
MEDIA — 0.75%
ABS-CBN Holdings Corp. PDR	1,472,070	1,999,924

		1,999,924
METALS & MINING — 0.57%
Atlas Consolidated Mining & Development Corp.[a]	3,091,931	302,313
Nickel Asia Corp.	7,070,800	1,217,800

		1,520,113
REAL ESTATE MANAGEMENT & DEVELOPMENT — 19.58%
Ayala Land Inc.	33,644,840	25,877,878
Belle Corp.	19,835,967	1,311,364
Filinvest Land Inc.	45,674,590	1,749,198
Megaworld Corp.	52,502,000	4,863,792
SM Prime Holdings Inc.	37,963,535	15,838,445
Vista Land & Lifescapes Inc.	19,994,700	2,493,990

		52,134,667
SPECIALTY RETAIL — 0.27%
SSI Group Inc.[a]	4,689,400	728,392

		728,392
TRANSPORTATION INFRASTRUCTURE — 1.81%
International Container Terminal Services Inc.	2,425,490	4,823,477

		4,823,477
WATER UTILITIES — 1.02%
Manila Water Co. Inc.	5,622,029	2,718,397

		2,718,397

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI PHILIPPINES ETF

August 31, 2015

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 12.21%
Globe Telecom Inc.	153,890	$8,481,400
Philippine Long Distance Telephone Co.	445,827	24,017,809

		32,499,209

TOTAL COMMON STOCKS
(Cost: $297,458,020)		265,070,104

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	41,509	41,509

		41,509

TOTAL SHORT-TERM INVESTMENTS
(Cost: $41,509)		41,509

TOTAL INVESTMENTS IN SECURITIES — 99.56%
(Cost: $297,499,529)		265,111,613
Other Assets, Less Liabilities — 0.44%		1,160,911

NET ASSETS — 100.00%		$266,272,524

PDR  —  Philippine Depositary Receipt

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI POLAND CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.52%

AIR FREIGHT & LOGISTICS — 0.41%
Integer.pl SAa,b	24,429	$800,346

		800,346
BANKS — 32.23%
Alior Bank SAa	170,117	3,959,995
Bank Handlowy w Warszawie SA	116,621	2,702,656
Bank Millennium SAa	1,646,581	2,596,890
Bank Pekao SA	394,444	16,827,896
Bank Zachodni WBK SAa	107,686	8,648,790
Getin Holding SAa,b	1,709,572	702,381
Getin Noble Bank SAa,b	4,866,234	1,135,087
mBank SAa,b	50,192	4,856,024
Powszechna Kasa Oszczednosci Bank Polski SA	2,658,101	20,953,951

		62,383,670
CHEMICALS — 3.95%
Ciech SAa	98,696	1,895,620
Grupa Azoty SAa	155,462	3,708,688
Synthos SA	1,956,262	2,048,225

		7,652,533
CONSTRUCTION & ENGINEERING — 1.13%
Budimex SA	42,242	2,192,914

		2,192,914
DIVERSIFIED FINANCIAL SERVICES — 0.67%
Warsaw Stock Exchange	110,233	1,292,063

		1,292,063
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.02%
Netia SA	1,129,835	1,638,158
Orange Polska SA	2,234,927	4,206,057

		5,844,215
ELECTRIC UTILITIES — 10.72%
ENEA SA	779,553	2,934,185
Energa SA	715,662	3,708,585
PGE Polska Grupa Energetyczna SA	2,434,383	10,072,686
Tauron Polska Energia SA	3,660,424	3,395,884
Zespol Elektrowni Patnow Adamow Konin SAb	140,135	634,436

		20,745,776
FOOD & STAPLES RETAILING — 1.65%
Eurocash SA	290,003	3,197,785

		3,197,785

Security	Shares	Value
FOOD PRODUCTS — 1.09%
Kernel Holding SA	191,384	$2,116,427

		2,116,427
INSURANCE — 10.03%
Powszechny Zaklad Ubezpieczen SA	169,954	19,407,097

		19,407,097
MEDIA — 2.04%
Cyfrowy Polsat SAa	659,697	3,955,402

		3,955,402
METALS & MINING — 5.08%
Boryszew SAb	483,269	745,531
Jastrzebska Spolka Weglowa SAa,b	253,470	822,359
KGHM Polska Miedz SA	397,036	8,264,545

		9,832,435
OIL, GAS & CONSUMABLE FUELS — 16.61%
Grupa Lotos SAa	329,047	2,607,850
Lubelski Wegiel Bogdanka SAb	129,760	1,607,962
Polski Koncern Naftowy Orlen SA	975,876	19,097,697
Polskie Gornictwo Naftowe i Gazownictwo SA	4,907,272	8,832,088

		32,145,597
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.11%
Globe Trade Centre SAa,b	679,567	1,062,766
LC Corp. SAa	1,294,418	624,453
Polski Holding Nieruchomosci SA	95,074	465,712

		2,152,931
ROAD & RAIL — 1.11%
PKP Cargo SA	114,486	2,137,897

		2,137,897
SOFTWARE — 2.63%
Asseco Poland SA	257,862	3,580,876
CD Projekt Red SAa,b	235,265	1,515,364

		5,096,240
TEXTILES, APPAREL & LUXURY GOODS — 5.77%
CCC SA	79,146	3,585,292
LPP SA	3,664	7,575,365

		11,160,657
WIRELESS TELECOMMUNICATION SERVICES — 0.27%
Midas SAa,b	3,317,471	527,609

		527,609

TOTAL COMMON STOCKS
(Cost: $272,999,201)		192,641,594

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI POLAND CAPPED ETF

August 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.96%

MONEY MARKET FUNDS — 2.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	5,330,653	$5,330,653
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	306,112	306,112
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	90,145	90,145

		5,726,910

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,726,910)		5,726,910

TOTAL INVESTMENTS IN SECURITIES — 102.48%
(Cost: $278,726,111)		198,368,504
Other Assets, Less Liabilities — (2.48)%		(4,801,057)

NET ASSETS — 100.00%		$193,567,447

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® MSCI QATAR CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.97%

BANKS — 44.40%
Al Khalij Commercial Bank QSC	128,978	$731,481
Commercial Bank QSC (The)	127,429	2,008,850
Doha Bank QSC	130,872	1,901,384
Masraf Al Rayan QSC	328,990	3,939,459
Qatar International Islamic Bank QSC	49,211	1,021,766
Qatar Islamic Bank SAQ	67,043	2,080,651
Qatar National Bank SAQ	168,726	8,294,734

		19,978,325
CONSTRUCTION MATERIALS — 2.73%
Qatar National Cement Co. QSC	20,752	592,165
Qatari Investors Group QSC	48,188	634,593

		1,226,758
DIVERSIFIED FINANCIAL SERVICES — 1.78%
Qatar Industrial Manufacturing Co. QSC	29,449	354,252
Salam International Investment Co.	128,461	448,066

		802,318
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.52%
Ooredoo QSC	83,076	1,585,725

		1,585,725
ENERGY EQUIPMENT & SERVICES — 2.20%
Gulf International Services QSC	60,204	992,074

		992,074
FOOD & STAPLES RETAILING — 1.27%
Al Meera Consumer Goods Co. QSC	8,128	573,699

		573,699
FOOD PRODUCTS — 0.58%
Widam Food Co.	17,652	258,882

		258,882
HEALTH CARE PROVIDERS & SERVICES — 1.21%
Medicare Group	11,911	543,030

		543,030
INDUSTRIAL CONGLOMERATES — 11.77%
Industries Qatar QSC	139,996	5,113,693
Mannai Corp. QSC	6,762	184,599

		5,298,292
INSURANCE — 4.56%
Qatar Insurance Co. SAQ	76,170	2,050,111

		2,050,111

Security	Shares	Value
MARINE — 2.22%
Qatar Navigation QSC	37,730	$999,957

		999,957
MULTI-UTILITIES — 4.30%
Qatar Electricity & Water Co. QSC	32,161	1,934,377

		1,934,377
OIL, GAS & CONSUMABLE FUELS — 2.38%
Qatar Gas Transport Co. Ltd.	179,211	1,070,019

		1,070,019
REAL ESTATE MANAGEMENT & DEVELOPMENT — 13.56%
Barwa Real Estate Co.	117,196	1,416,227
Ezdan Holding Group QSC	642,709	3,352,021
Mazaya Qatar Real Estate Development QSC	71,694	316,028
National Leasing	47,250	227,095
United Development Co. QSC	123,133	790,992

		6,102,363
WIRELESS TELECOMMUNICATION SERVICES — 3.49%
Vodafone Qatar QSC	404,146	1,570,587

		1,570,587

TOTAL COMMON STOCKS
(Cost: $48,641,077)		44,986,517

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	8,761	8,761

		8,761

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,761)		8,761

TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $48,649,838)		44,995,278
Other Assets, Less Liabilities — 0.01%		4,704

NET ASSETS — 100.00%		$44,999,982

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UAE CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 100.24%

AIRLINES — 2.84%
Air Arabia PJSC	2,291,471	$885,882

		885,882
BANKS — 32.97%
Abu Dhabi Commercial Bank PJSC	1,379,185	3,003,901
Ajman Bank PJSC[a]	713,555	369,109
Dubai Islamic Bank PJSC	787,326	1,500,465
First Gulf Bank PJSC	664,565	2,596,346
National Bank of Abu Dhabi PJSC	531,601	1,505,193
Union National Bank PJSC	803,489	1,301,577

		10,276,591
BUILDING PRODUCTS — 0.78%
National Central Cooling Co. PJSC	699,607	243,802

		243,802
CAPITAL MARKETS — 3.49%
Amanat Holdings PJSC[a]	876,411	167,263
Dubai Investments PJSC	1,379,860	920,395

		1,087,658
CONSTRUCTION & ENGINEERING — 5.34%
Arabtec Holding PJSC[a]	1,890,500	1,013,949
Orascom Construction Ltd.[a]	56,632	650,702

		1,664,651
DIVERSIFIED FINANCIAL SERVICES — 6.44%
Al Waha Capital PJSC	1,035,368	642,692
Dubai Financial Market PJSC	1,975,992	925,309
Gulf General Investment Co.[a]	1,345,276	274,692
SHUAA Capital PSC[a]	1,347,602	165,100

		2,007,793
ENERGY EQUIPMENT & SERVICES — 1.79%
Lamprell PLC[a]	274,025	559,475

		559,475
FOOD PRODUCTS — 1.42%
Agthia Group PJSC	207,725	442,251

		442,251
HEALTH CARE PROVIDERS & SERVICES — 4.96%
Al Noor Hospitals Group PLC	65,453	856,674
NMC Health PLC	59,303	690,445

		1,547,119
HOTELS, RESTAURANTS & LEISURE — 1.99%
Dubai Parks & Resorts PJSC[a]	1,994,724	619,100

		619,100

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 1.93%
Dana Gas PJSC[a]	4,089,973	$601,295

		601,295
REAL ESTATE MANAGEMENT & DEVELOPMENT — 27.53%
Aldar Properties PJSC	2,258,733	1,432,828
Deyaar Development PJSC[a]	1,952,451	353,488
Emaar Malls Group PJSC[a]	1,020,532	791,853
Emaar Properties PJSC	2,770,564	5,091,493
Eshraq Properties Co. PJSC[a]	1,735,234	297,626
RAK Properties PJSC	1,739,132	265,151
Union Properties PJSC	1,290,572	347,849

		8,580,288
TRANSPORTATION INFRASTRUCTURE — 8.76%
DP World Ltd.	122,437	2,730,345

		2,730,345

TOTAL COMMON STOCKS
(Cost: $36,073,645)		31,246,250

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	27,800	27,800

		27,800

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,800)		27,800

TOTAL INVESTMENTS IN SECURITIES — 100.33%
(Cost: $36,101,445)		31,274,050
Other Assets, Less Liabilities — (0.33)%		(102,302)

NET ASSETS — 100.00%		$31,171,748

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	55

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2015

	iShares MSCI All Peru Capped ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF

ASSETS
Investments, at cost:
Unaffiliated	$282,826,290	$40,162,750	$2,072,712,197
Affiliated (Note 2)	196,522	4,275	94,163,353

Total cost of investments	$283,022,812	$40,167,025	$2,166,875,550

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$131,157,971	$26,954,815	$1,810,403,246
Affiliated (Note 2)	196,522	4,275	94,163,353

Total fair value of investments	131,354,493	26,959,090	1,904,566,599
Foreign currency, at value[b]	201,372	57,449	6,554,102
Foreign currency pledged to broker, at value[b]	—	—	960,233
Receivables:
Investment securities sold	4,282,077	2,608,111	9,415,190
Dividends and interest	11,661	144,739	467,281
Capital shares sold	—	1,217,609	—

Total Assets	135,849,603	30,986,998	1,921,963,405

LIABILITIES
Payables:
Investment securities purchased	4,166,688	3,782,545	11,936,876
Collateral for securities on loan (Note 1)	—	—	93,639,912
Capital shares redeemed	7,682	—	—
Futures variation margin	—	—	35,789
Investment advisory fees (Note 2)	80,318	15,022	1,048,210

Total Liabilities	4,254,688	3,797,567	106,660,787

NET ASSETS	$131,594,915	$27,189,431	$1,815,302,618

Net assets consist of:
Paid-in capital	$338,425,356	$75,504,868	$2,141,389,763
Undistributed (distributions in excess of) net investment income	(26,537)	(161,342)	16,159,277
Accumulated net realized loss	(55,133,297)	(34,919,922)	(79,756,837)
Net unrealized depreciation	(151,670,607)	(13,234,173)	(262,489,585)

NET ASSETS	$131,594,915	$27,189,431	$1,815,302,618

Shares outstanding[c]	5,700,000	3,350,000	40,800,000

Net asset value per share	$23.09	$8.12	$44.49

[a]	Securities on loan with values of $ —, $ — and $87,735,422, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $204,010, $59,840 and $7,511,066, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2015

	iShares MSCI China Small-Cap ETF	iShares MSCI Emerging Markets Latin America ETF	iShares MSCI Indonesia ETF

ASSETS
Investments, at cost:
Unaffiliated	$31,939,160	$14,269,262	$431,868,966
Affiliated (Note 2)	11,889,007	2,509	33,807

Total cost of investments	$43,828,167	$14,271,771	$431,902,773

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$24,549,739	$8,265,627	$268,214,615
Affiliated (Note 2)	11,889,007	2,509	33,807

Total fair value of investments	36,438,746	8,268,136	268,248,422
Foreign currency, at value[b]	220,379	20,962	314,179
Receivables:
Investment securities sold	—	31,740	403,984
Dividends and interest	81,950	12,738	7,288
Capital shares sold	—	—	26,437

Total Assets	36,741,075	8,333,576	269,000,310

LIABILITIES
Payables:
Investment securities purchased	—	45,608	449,641
Collateral for securities on loan (Note 1)	11,873,914	—	—
Capital shares redeemed	—	—	9,009
Due to custodian	204,385	—	—
Investment advisory fees (Note 2)	16,297	3,597	161,150

Total Liabilities	12,094,596	49,205	619,800

NET ASSETS	$24,646,479	$8,284,371	$268,380,510

Net assets consist of:
Paid-in capital	$34,318,974	$15,697,750	$477,291,726
Undistributed (distributions in excess of) net investment income	25,310	14,376	(369,327)
Accumulated net realized loss	(2,308,356)	(1,421,329)	(44,876,900)
Net unrealized depreciation	(7,389,449)	(6,006,426)	(163,664,989)

NET ASSETS	$24,646,479	$8,284,371	$268,380,510

Shares outstanding[c]	600,000	300,000	13,300,000

Net asset value per share	$41.08	$27.61	$20.18

[a]	Securities on loan with values of $10,029,601, $ — and $ —-, respectively. See Note 1.
[b]	Cost of foreign currency: $220,374, $21,608 and $324,205, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	57

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2015

	iShares MSCI Philippines ETF	iShares MSCI Poland Capped ETF	iShares MSCI Qatar Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$297,458,020	$272,999,201	$48,641,077
Affiliated (Note 2)	41,509	5,726,910	8,761

Total cost of investments	$297,499,529	$278,726,111	$48,649,838

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$265,070,104	$192,641,594	$44,986,517
Affiliated (Note 2)	41,509	5,726,910	8,761

Total fair value of investments	265,111,613	198,368,504	44,995,278
Foreign currency, at value[b]	255,597	142,600	—
Receivables:
Investment securities sold	2,376,377	10,198,858	1,171,794
Dividends and interest	819,462	250,917	1,654
Capital shares sold	—	—	1,071,559

Total Assets	268,563,049	208,960,879	47,240,285

LIABILITIES
Payables:
Investment securities purchased	2,107,894	9,644,448	2,215,596
Collateral for securities on loan (Note 1)	—	5,636,765	—
Capital shares redeemed	7,310	—	—
Investment advisory fees (Note 2)	175,321	112,219	24,707

Total Liabilities	2,290,525	15,393,432	2,240,303

NET ASSETS	$266,272,524	$193,567,447	$44,999,982

Net assets consist of:
Paid-in capital	$327,366,648	$309,393,202	$53,430,282
Undistributed net investment income or accumulated net investment loss	523,815	667,515	(11,659)
Accumulated net realized loss	(29,223,867)	(36,113,056)	(4,764,081)
Net unrealized depreciation	(32,394,072)	(80,380,214)	(3,654,560)

NET ASSETS	$266,272,524	$193,567,447	$44,999,982

Shares outstanding[c]	7,500,000	8,950,000	2,100,000

Net asset value per share	$35.50	$21.63	$21.43

[a]	Securities on loan with values of $ —, $5,421,389 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $260,224, $144,118 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2015

iShares MSCI UAE Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$36,073,645
Affiliated (Note 2)	27,800

Total cost of investments	$36,101,445

Investments in securities, at fair value (Note 1):
Unaffiliated	$31,246,250
Affiliated (Note 2)	27,800

Total fair value of investments	31,274,050
Foreign currency, at value[a]	392
Receivables:
Investment securities sold	180,156
Capital shares sold	854,942

Total Assets	32,309,540

LIABILITIES
Payables:
Investment securities purchased	1,120,698
Investment advisory fees (Note 2)	17,094

Total Liabilities	1,137,792

NET ASSETS	$31,171,748

Net assets consist of:
Paid-in capital	$47,052,758
Undistributed net investment income	48,087
Accumulated net realized loss	(11,101,668)
Net unrealized depreciation	(4,827,429)

NET ASSETS	$31,171,748

Shares outstanding[b]	1,700,000

Net asset value per share	$18.34

[a]	Cost of foreign currency: $401.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	59

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2015

	iShares MSCI All Peru Capped ETF	iShares MSCI Brazil Small-Cap ETF	iShares MSCI China ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$3,802,067	$1,111,053	$51,947,404
Interest — affiliated (Note 2)	61	2	125
Securities lending income — affiliated — net (Note 2)	—	—	3,101,125

Total investment income	3,802,128	1,111,055	55,048,654

EXPENSES
Investment advisory fees (Note 2)	1,328,847	196,376	10,432,632

Total expenses	1,328,847	196,376	10,432,632
Less investment advisory fees waived (Note 2)	(7,732)	—	—

Net expenses	1,321,115	196,376	10,432,632

Net investment income	2,481,013	914,679	44,616,022

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(25,497,291)	(20,409,324)	(41,701,505)
Investments — affiliated (Note 2)	(5,308,916)	—	—
In-kind redemptions — unaffiliated	(7,054,097)	—	28,684,518
In-kind redemptions — affiliated (Note 2)	(24,245)	—	—
Futures contracts	—	—	(7,313,759)
Foreign currency transactions	(33,705)	(222,588)	(4,547)

Net realized loss	(37,918,254)	(20,631,912)	(20,335,293)

Net change in unrealized appreciation/depreciation on:
Investments	(58,353,952)	(11,700,167)	(296,017,677)
Futures contracts	—	—	(184,247)
Translation of assets and liabilities in foreign currencies	(2,146)	(26,643)	3,326

Net change in unrealized appreciation/depreciation	(58,356,098)	(11,726,810)	(296,198,598)

Net realized and unrealized loss	(96,274,352)	(32,358,722)	(316,533,891)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(93,793,339)	$(31,444,043)	$(271,917,869)

[a]	Net of foreign withholding tax of $95,676, $34,446 and $4,656,193, respectively.

See notes to financial statements.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2015

	iShares MSCI China Small-Cap ETF	iShares MSCI Emerging Markets Latin America ETF	iShares MSCI Indonesia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$801,775	$287,852	$9,227,320
Interest — affiliated (Note 2)	3	1	21
Securities lending income — affiliated — net (Note 2)	318,385	211	—

Total investment income	1,120,163	288,064	9,227,341

EXPENSES
Investment advisory fees (Note 2)	226,146	74,352	3,202,074

Total expenses	226,146	74,352	3,202,074
Less investment advisory fees waived (Note 2)	—	(20,775)	—

Net expenses	226,146	53,577	3,202,074

Net investment income	894,017	234,487	6,025,267

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	860,736	(552,856)	(25,543,039)
In-kind redemptions — unaffiliated	789,180	—	(21,166,450)
Foreign currency transactions	108	(12,606)	(214,559)

Net realized gain (loss)	1,650,024	(565,462)	(46,924,048)

Net change in unrealized appreciation/depreciation on:
Investments	(8,662,931)	(5,906,824)	(109,446,491)
Translation of assets and liabilities in foreign currencies	(41)	(3,114)	(12,364)

Net change in unrealized appreciation/depreciation	(8,662,972)	(5,909,938)	(109,458,855)

Net realized and unrealized loss	(7,012,948)	(6,475,400)	(156,382,903)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,118,931)	$(6,240,913)	$(150,357,636)

[a]	Net of foreign withholding tax of $17,847, $21,850 and $2,135,631, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	61

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2015

	iShares MSCI Philippines ETF	iShares MSCI Poland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$6,119,728	$6,924,783
Interest — affiliated (Note 2)	10	14
Securities lending income — affiliated — net (Note 2)	—	192,141

Total investment income	6,119,738	7,116,938

EXPENSES
Investment advisory fees (Note 2)	2,577,107	1,366,416

Total expenses	2,577,107	1,366,416

Net investment income	3,542,631	5,750,522

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,990,683)	(18,514,719)
In-kind redemptions — unaffiliated	22,585,996	(13,303,507)
Foreign currency transactions	(58,218)	(353,360)

Net realized gain (loss)	14,537,095	(32,171,586)

Net change in unrealized appreciation/depreciation on:
Investments	(42,258,396)	(29,284,508)
Translation of assets and liabilities in foreign currencies	(8,968)	23,287

Net change in unrealized appreciation/depreciation	(42,267,364)	(29,261,221)

Net realized and unrealized loss	(27,730,269)	(61,432,807)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,187,638)	$(55,682,285)

[a]	Net of foreign withholding tax of $2,622,740 and $1,124,794, respectively.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

	iShares MSCI Qatar Capped ETF
	Period from August 1, 2015 to August 31, 2015[a]	Year ended July 31, 2015

NET INVESTMENT INCOME
Dividends — unaffiliated	$—	$1,437,356
Interest — affiliated (Note 2)	1	6

Total investment income	1	1,437,362

EXPENSES
Investment advisory fees (Note 2)	24,707	249,036

Total expenses	24,707	249,036

Net investment income (loss)	(24,706)	1,188,326

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(731,907)	(3,669,490)
Foreign currency transactions	(132)	(6,886)

Net realized loss	(732,039)	(3,676,376)

Net change in unrealized appreciation/depreciation on:
Investments	(937,120)	(1,737,472)
Translation of assets and liabilities in foreign currencies	—	4

Net change in unrealized appreciation/depreciation	(937,120)	(1,737,468)

Net realized and unrealized loss	(1,669,159)	(5,413,844)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,693,865)	$(4,225,518)

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.

See notes to financial statements.

FINANCIAL STATEMENTS	63

Statements of Operations (Continued)

iSHARES® TRUST

	iShares MSCI UAE Capped ETF
	Period from August 1, 2015 to August 31, 2015[a]	Year ended July 31, 2015

NET INVESTMENT INCOME
Dividends — unaffiliated	$(3,443)	$2,325,785
Interest — affiliated (Note 2)	1	7

Total investment income	(3,442)	2,325,792

EXPENSES
Investment advisory fees (Note 2)	17,094	264,159

Total expenses	17,094	264,159

Net investment income (loss)	(20,536)	2,061,633

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,278)	(9,706,411)
In-kind redemptions — unaffiliated	—	28,518
Foreign currency transactions	—	(10,438)

Net realized loss	(26,278)	(9,688,331)

Net change in unrealized appreciation/depreciation on:
Investments	(3,454,510)	968,335
Translation of assets and liabilities in foreign currencies	(31)	100

Net change in unrealized appreciation/depreciation	(3,454,541)	968,435

Net realized and unrealized loss	(3,480,819)	(8,719,896)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,501,355)	$(6,658,263)

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.

See notes to financial statements.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Peru Capped ETF		iShares MSCI Brazil Small-Cap ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,481,013	$3,651,970	$914,679	$820,051
Net realized loss	(37,918,254)	(23,885,002)	(20,631,912)	(4,784,626)
Net change in unrealized appreciation/depreciation	(58,356,098)	40,611,304	(11,726,810)	6,737,295

Net increase (decrease) in net assets resulting from operations	(93,793,339)	20,378,272	(31,444,043)	2,772,720

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,665,421)	(3,493,168)	(1,023,857)	(653,355)
Return of capital	—	—	(10,630)	—

Total distributions to shareholders	(2,665,421)	(3,493,168)	(1,034,487)	(653,355)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	124,545,347	106,660,654	61,727,326	5,975,654
Cost of shares redeemed	(149,030,849)	(184,571,425)	(43,010,391)	(1,751,526)

Net increase (decrease) in net assets from capital share transactions	(24,485,502)	(77,910,771)	18,716,935	4,224,128

INCREASE (DECREASE) IN NET ASSETS	(120,944,262)	(61,025,667)	(13,761,595)	6,343,493

NET ASSETS
Beginning of year	252,539,177	313,564,844	40,951,026	34,607,533

End of year	$131,594,915	$252,539,177	$27,189,431	$40,951,026

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(26,537)	$2,040	$(161,342)	$149,882

SHARES ISSUED AND REDEEMED
Shares sold	3,650,000	3,150,000	4,050,000	300,000
Shares redeemed	(4,850,000)	(5,500,000)	(2,650,000)	(100,000)

Net increase (decrease) in shares outstanding	(1,200,000)	(2,350,000)	1,400,000	200,000

See notes to financial statements.

FINANCIAL STATEMENTS	65

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI China ETF		iShares MSCI China Small-Cap ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$44,616,022	$24,583,907	$894,017	$754,607
Net realized gain (loss)	(20,335,293)	355,481	1,650,024	404,891
Net change in unrealized appreciation/depreciation	(296,198,598)	105,501,208	(8,662,972)	4,070,934

Net increase (decrease) in net assets resulting from operations	(271,917,869)	130,440,596	(6,118,931)	5,230,432

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(35,519,586)	(19,335,379)	(1,013,156)	(926,379)

Total distributions to shareholders	(35,519,586)	(19,335,379)	(1,013,156)	(926,379)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,083,775,135	522,854,679	9,519,850	2,324,978
Cost of shares redeemed	(93,593,554)	(357,476,472)	(11,549,036)	(4,308,573)

Net increase (decrease) in net assets from capital share transactions	990,181,581	165,378,207	(2,029,186)	(1,983,595)

INCREASE (DECREASE) IN NET ASSETS	682,744,126	276,483,424	(9,161,273)	2,320,458

NET ASSETS
Beginning of year	1,132,558,492	856,075,068	33,807,752	31,487,294

End of year	$1,815,302,618	$1,132,558,492	$24,646,479	$33,807,752

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$16,159,277	$7,017,367	$25,310	$(14,079)

SHARES ISSUED AND REDEEMED
Shares sold	19,900,000	11,000,000	150,000	50,000
Shares redeemed	(1,600,000)	(8,000,000)	(250,000)	(100,000)

Net increase (decrease) in shares outstanding	18,300,000	3,000,000	(100,000)	(50,000)

See notes to financial statements.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Emerging Markets Latin America ETF		iShares MSCI Indonesia ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$234,487	$360,166	$6,025,267	$6,054,333
Net realized loss	(565,462)	(404,701)	(46,924,048)	(10,087,969)
Net change in unrealized appreciation/depreciation	(5,909,938)	2,881,814	(109,458,855)	73,159,124

Net increase (decrease) in net assets resulting from operations	(6,240,913)	2,837,279	(150,357,636)	69,125,488

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(248,240)	(334,041)	(7,146,963)	(6,071,208)

Total distributions to shareholders	(248,240)	(334,041)	(7,146,963)	(6,071,208)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	—	350,507,801	490,282,558
Cost of shares redeemed	—	—	(501,033,410)	(369,694,773)

Net increase (decrease) in net assets from capital share transactions	—	—	(150,525,609)	120,587,785

INCREASE (DECREASE) IN NET ASSETS	(6,489,153)	2,503,238	(308,030,208)	183,642,065

NET ASSETS
Beginning of year	14,773,524	12,270,286	576,410,718	392,768,653

End of year	$8,284,371	$14,773,524	$268,380,510	$576,410,718

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$14,376	$40,735	$(369,327)	$242,174

SHARES ISSUED AND REDEEMED
Shares sold	—	—	12,900,000	18,800,000
Shares redeemed	—	—	(19,800,000)	(14,450,000)

Net increase (decrease) in shares outstanding	—	—	(6,900,000)	4,350,000

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Philippines ETF		iShares MSCI Poland Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,542,631	$3,130,497	$5,750,522	$8,803,686
Net realized gain (loss)	14,537,095	6,231,403	(32,171,586)	26,224,187
Net change in unrealized appreciation/depreciation	(42,267,364)	52,261,210	(29,261,221)	(22,936,983)

Net increase (decrease) in net assets resulting from operations	(24,187,638)	61,623,110	(55,682,285)	12,090,890

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,401,574)	(2,817,616)	(7,044,918)	(9,993,625)

Total distributions to shareholders	(3,401,574)	(2,817,616)	(7,044,918)	(9,993,625)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	181,925,965	224,446,180	124,802,601	440,489,205
Cost of shares redeemed	(239,377,426)	(209,762,520)	(165,563,821)	(423,463,121)

Net increase (decrease) in net assets from capital share transactions	(57,451,461)	14,683,660	(40,761,220)	17,026,084

INCREASE (DECREASE) IN NET ASSETS	(85,040,673)	73,489,154	(103,488,423)	19,123,349

NET ASSETS
Beginning of year	351,313,197	277,824,043	297,055,870	277,932,521

End of year	$266,272,524	$351,313,197	$193,567,447	$297,055,870

Undistributed net investment income included in net assets at end of year	$523,815	$440,963	$667,515	$2,315,271

SHARES ISSUED AND REDEEMED
Shares sold	4,550,000	6,500,000	4,850,000	15,000,000
Shares redeemed	(6,250,000)	(6,000,000)	(6,500,000)	(14,650,000)

Net increase (decrease) in shares outstanding	(1,700,000)	500,000	(1,650,000)	350,000

See notes to financial statements.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Qatar Capped ETF
	Period from August 1, 2015 to August 31, 2015[a]	Year ended July 31, 2015	Period from April 29, 2014[b] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(24,706)	$1,188,326	$(20,438)
Net realized loss	(732,039)	(3,676,376)	(349,031)
Net change in unrealized appreciation/depreciation	(937,120)	(1,737,468)	(979,972)

Net decrease in net assets resulting from operations	(1,693,865)	(4,225,518)	(1,349,441)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(1,237,579)	—

Total distributions to shareholders	—	(1,237,579)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,215,687	36,943,689	39,578,859
Cost of shares redeemed	(2,112,214)	(19,743,106)	(2,376,530)

Net increase (decrease) in net assets from capital share transactions	(896,527)	17,200,583	37,202,329

INCREASE (DECREASE) IN NET ASSETS	(2,590,392)	11,737,486	35,852,888

NET ASSETS
Beginning of period	47,590,374	35,852,888	—

End of period	$44,999,982	$47,590,374	$35,852,888

Distributions in excess of net investment income or accumulated net investment loss included in net assets at end of period	$(11,659)	$(37,617)	$(1,110)

SHARES ISSUED AND REDEEMED
Shares sold	50,000	1,500,000	1,550,000
Shares redeemed	(100,000)	(800,000)	(100,000)

Net increase (decrease) in shares outstanding	(50,000)	700,000	1,450,000

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI UAE Capped ETF
	Period from August 1, 2015 to August 31, 2015[a]	Year ended July 31, 2015	Period from April 29, 2014[b] to July 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(20,536)	$2,061,633	$19,876
Net realized loss	(26,278)	(9,688,331)	(1,382,124)
Net change in unrealized appreciation/depreciation	(3,454,541)	968,435	(2,341,323)

Net decrease in net assets resulting from operations	(3,501,355)	(6,658,263)	(3,703,571)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(2,090,666)	(62,169)

Total distributions to shareholders	—	(2,090,666)	(62,169)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	916,895	15,545,495	64,623,887
Cost of shares redeemed	—	(24,650,566)	(9,247,939)

Net increase (decrease) in net assets from capital share transactions	916,895	(9,105,071)	55,375,948

INCREASE (DECREASE) IN NET ASSETS	(2,584,460)	(17,854,000)	51,610,208

NET ASSETS
Beginning of period	33,756,208	51,610,208	—

End of period	$31,171,748	$33,756,208	$51,610,208

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$48,087	$(32,653)	$—

SHARES ISSUED AND REDEEMED
Shares sold	50,000	700,000	2,550,000
Shares redeemed	—	(1,200,000)	(400,000)

Net increase (decrease) in shares outstanding	50,000	(500,000)	2,150,000

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.

See notes to financial statements.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Peru Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$36.60	$33.90	$41.33	$42.15	$36.28

Income from investment operations:
Net investment income[a]	0.36	0.45	0.94	0.99	1.02
Net realized and unrealized gain (loss)[b]	(13.48)	2.73	(7.07)	(0.67)	5.79

Total from investment operations	(13.12)	3.18	(6.13)	0.32	6.81

Less distributions from:
Net investment income	(0.39)	(0.48)	(1.30)	(1.14)	(0.94)

Total distributions	(0.39)	(0.48)	(1.30)	(1.14)	(0.94)

Net asset value, end of year	$23.09	$36.60	$33.90	$41.33	$42.15

Total return	(36.15)%	9.50%	(15.36)%	0.79%	18.68%

Ratios/Supplemental data:
Net assets, end of year (000s)	$131,595	$252,539	$313,565	$332,708	$472,091
Ratio of expenses to average net assets	0.61%	0.51%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to waived fees	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	1.15%	1.33%	2.24%	2.37%	2.29%
Portfolio turnover rate[c]	21%	13%	11%	10%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$21.00	$19.78	$25.65	$26.81	$25.26

Income from investment operations:
Net investment income[b]	0.37	0.47	0.32	0.56	0.73
Net realized and unrealized gain (loss)[c]	(12.85)	1.13	(5.59)	(1.14)	1.33

Total from investment operations	(12.48)	1.60	(5.27)	(0.58)	2.06

Less distributions from:
Net investment income	(0.40)	(0.38)	(0.43)	(0.58)	(0.51)
Return of capital	(0.00)[d]	—	(0.17)	—	—

Total distributions	(0.40)	(0.38)	(0.60)	(0.58)	(0.51)

Net asset value, end of period	$8.12	$21.00	$19.78	$25.65	$26.81

Total return	(60.01)%	8.18%	(21.00)%	(1.82)%	8.03%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$27,189	$40,951	$34,608	$51,307	$53,625
Ratio of expenses to average net assets[f]	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets[f]	2.87%	2.36%	1.25%	2.27%	2.78%
Portfolio turnover rate[g]	172%	40%	51%	67%	77%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012 and the period ended August 31, 2011 were 39%, 35%, 39%, 43% and 71%, respectively. See Note 4.

See notes to financial statements.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI China ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Mar. 29, 2011[a] to Aug. 31, 2011
Net asset value, beginning of period	$50.34	$43.90	$39.68	$44.50	$50.30

Income from investment operations:
Net investment income[b]	1.41	1.15	1.36	1.56	0.89
Net realized and unrealized gain (loss)[c]	(6.21)	6.24	3.88	(5.46)	(5.74)

Total from investment operations	(4.80)	7.39	5.24	(3.90)	(4.85)

Less distributions from:
Net investment income	(1.05)	(0.95)	(1.02)	(0.92)	(0.93)
Return of capital	—	—	—	—	(0.02)

Total distributions	(1.05)	(0.95)	(1.02)	(0.92)	(0.95)

Net asset value, end of period	$44.49	$50.34	$43.90	$39.68	$44.50

Total return	(9.86)%	17.03%	13.40%	(8.80)%	(9.75)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,815,303	$1,132,558	$856,075	$349,140	$22,252
Ratio of expenses to average net assets[e]	0.62%	0.62%	0.61%	0.61%	0.58%
Ratio of net investment income to average net assets[e]	2.65%	2.48%	3.02%	3.69%	4.23%
Portfolio turnover rate[f]	14%	7%	10%	8%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015 and August 31, 2014 were 14% and 7%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$48.30	$41.98	$32.15	$41.04	$50.70

Income from investment operations:
Net investment income[b]	1.24	1.09	1.07	0.92	0.80
Net realized and unrealized gain (loss)[c]	(7.18)	6.55	9.87	(8.98)	(9.82)

Total from investment operations	(5.94)	7.64	10.94	(8.06)	(9.02)

Less distributions from:
Net investment income	(1.28)	(1.32)	(1.11)	(0.83)	(0.64)

Total distributions	(1.28)	(1.32)	(1.11)	(0.83)	(0.64)

Net asset value, end of period	$41.08	$48.30	$41.98	$32.15	$41.04

Total return	(12.94)%	18.46%	34.30%	(19.70)%	(17.95)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$24,646	$33,808	$31,487	$14,468	$18,467
Ratio of expenses to average net assets[e]	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets[e]	2.44%	2.38%	2.60%	2.60%	1.69%
Portfolio turnover rate[f]	35%	33%	27%	33%	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
f	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014 and August 31, 2013 were 32%, 33% and 27%, respectively. See Note 4.

See notes to financial statements.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Emerging Markets Latin America ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 18, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$49.25	$40.90	$47.76	$53.47

Income from investment operations:
Net investment income[b]	0.78	1.20	1.30	0.89
Net realized and unrealized gain (loss)[c]	(21.59)	8.26	(7.06)	(5.84)

Total from investment operations	(20.81)	9.46	(5.76)	(4.95)

Less distributions from:
Net investment income	(0.83)	(1.11)	(1.10)	(0.76)

Total distributions	(0.83)	(1.11)	(1.10)	(0.76)

Net asset value, end of period	$27.61	$49.25	$40.90	$47.76

Total return	(42.58)%	23.49%	(12.28)%	(9.22)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$8,284	$14,774	$12,270	$4,776
Ratio of expenses to average net assets[e]	0.49%	0.49%	0.49%	0.49%
Ratio of expenses to average net assets prior to waived fees[e]	0.68%	0.68%	0.68%	0.68%
Ratio of net investment income to average net assets[e]	2.14%	2.74%	2.71%	2.79%
Portfolio turnover rate[f]	7%	9%	12%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 7%, 9%, 12% and 3%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$28.54	$24.78	$28.49	$31.43	$25.09

Income from investment operations:
Net investment income[a]	0.31	0.37	0.53	0.39	0.36
Net realized and unrealized gain (loss)[b]	(8.29)	3.75	(3.77)	(2.88)	6.23

Total from investment operations	(7.98)	4.12	(3.24)	(2.49)	6.59

Less distributions from:
Net investment income	(0.38)	(0.36)	(0.47)	(0.45)	(0.25)

Total distributions	(0.38)	(0.36)	(0.47)	(0.45)	(0.25)

Net asset value, end of year	$20.18	$28.54	$24.78	$28.49	$31.43

Total return	(28.13)%	16.79%	(11.67)%	(7.92)%	26.31%

Ratios/Supplemental data:
Net assets, end of year (000s)	$268,381	$576,411	$392,769	$282,073	$265,596
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	1.16%	1.41%	1.67%	1.31%	1.21%
Portfolio turnover rate[c]	4%	8%	15%	8%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Sept. 28, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$38.19	$31.93	$29.37	$24.74	$24.85

Income from investment operations:
Net investment income[b]	0.34	0.35	0.42	0.33	0.46
Net realized and unrealized gain (loss)[c]	(2.70)	6.22	2.47	4.62	(0.40)

Total from investment operations	(2.36)	6.57	2.89	4.95	0.06

Less distributions from:
Net investment income	(0.33)	(0.31)	(0.33)	(0.32)	(0.17)

Total distributions	(0.33)	(0.31)	(0.33)	(0.32)	(0.17)

Net asset value, end of period	$35.50	$38.19	$31.93	$29.37	$24.74

Total return	(6.21)%	20.53%[d]	9.81%	20.08%	0.29%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$266,273	$351,313	$277,824	$98,380	$85,360
Ratio of expenses to average net assets[f]	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets[f]	0.85%	1.02%	1.14%	1.21%	2.03%
Portfolio turnover rate[g]	12%	24%	23%	25%	29%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 20.63%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	77

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Poland Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$28.02	$27.12	$24.31	$30.61	$27.52

Income from investment operations:
Net investment income[a]	0.65	0.84	0.74	1.22	1.42
Net realized and unrealized gain (loss)[b]	(6.25)	1.04	2.94	(6.23)	2.10

Total from investment operations	(5.60)	1.88	3.68	(5.01)	3.52

Less distributions from:
Net investment income	(0.79)	(0.98)	(0.87)	(1.29)	(0.43)

Total distributions	(0.79)	(0.98)	(0.87)	(1.29)	(0.43)

Net asset value, end of year	$21.63	$28.02	$27.12	$24.31	$30.61

Total return	(20.31)%	6.82%	15.13%	(15.88)%	12.63%

Ratios/Supplemental data:
Net assets, end of year (000s)	$193,567	$297,056	$277,933	$127,635	$165,274
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	2.60%	2.83%	2.73%	5.03%	4.08%
Portfolio turnover rate[c]	17%	10%	21%	15%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Qatar Capped ETF
	Period from Aug. 1, 2015 to Aug. 31, 2015[a]	Year ended Jul. 31, 2015	Period from Apr. 29, 2014[b] to Jul. 31, 2014
Net asset value, beginning of period	$22.14	$24.73	$24.26

Income from investment operations:
Net investment income (loss)[c]	(0.01)	0.70	(0.02)
Net realized and unrealized gain (loss)[d]	(0.70)	(2.44)	0.49

Total from investment operations	(0.71)	(1.74)	0.47

Less distributions from:
Net investment income	—	(0.85)	—

Total distributions	—	(0.85)	—

Net asset value, end of period	$21.43	$22.14	$24.73

Total return	(3.21)%[e]	(7.10)%	1.94%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$45,000	$47,590	$35,853
Ratio of expenses to average net assets[f]	0.63%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets[f]	(0.63)%	2.94%	(0.34)%
Portfolio turnover rate[g]	5%	85%	11%

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the period ended August 31, 2015, the year ended July 31, 2015 and the period ended July 31, 2014 were 2%, 37% and 0%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	79

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI UAE Capped ETF
	Period from Aug. 1, 2015 to Aug. 31, 2015[a]	Year ended Jul. 31, 2015	Period from Apr. 29, 2014[b] to Jul. 31, 2014
Net asset value, beginning of period	$20.46	$24.00	$25.04

Income from investment operations:
Net investment income (loss)[c]	(0.01)	1.01	0.01
Net realized and unrealized loss[d]	(2.11)	(3.56)	(1.01)

Total from investment operations	(2.12)	(2.55)	(1.00)

Less distributions from:
Net investment income	—	(0.99)	(0.04)

Total distributions	—	(0.99)	(0.04)

Net asset value, end of period	$18.34	$20.46	$24.00

Total return	(10.36)%[e]	(10.33)%	(4.00)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$31,172	$33,756	$51,610
Ratio of expenses to average net assets[f]	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	(0.76)%	4.81%	0.19%
Portfolio turnover rate[g]	1%	72%	22%

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the period ended August 31, 2015, the year ended July 31, 2015 and the period ended July 31, 2014 were 1%, 38% and 1%, respectively. See Note 4.

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI All Peru Capped	Non-diversified
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Emerging Markets Latin America	Non-diversified

iShares ETF	Diversification Classification
MSCI Indonesia	Non-diversified
MSCI Philippines	Non-diversified
MSCI Poland Capped	Non-diversified
MSCI Qatar Capped[a]	Non-diversified
MSCI UAE Capped[a]	Non-diversified

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI All Peru Capped
Investments:
Assets:
Common Stocks	$131,157,971	$—	$—	$131,157,971
Money Market Funds	196,522	—	—	196,522

Total	$131,354,493	$—	$—	$131,354,493

MSCI Brazil Small-Cap
Investments:
Assets:
Common Stocks	$22,503,847	$8,097	$—	$22,511,944
Preferred Stocks	4,442,871	—	—	4,442,871
Money Market Funds	4,275	—	—	4,275

Total	$26,950,993	$8,097	$—	$26,959,090

MSCI China
Investments:
Assets:
Common Stocks	$1,797,655,826	$—	$12,747,420	$1,810,403,246
Money Market Funds	94,163,353	—	—	94,163,353

Total	$1,891,819,179	$—	$12,747,420	$1,904,566,599

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(183,980)	$—	$—	$(183,980)

Total	$(183,980)	$—	$—	$(183,980)

MSCI China Small-Cap
Investments:
Assets:
Common Stocks	$23,156,716	$58,784	$1,334,239	$24,549,739
Money Market Funds	11,889,007	—	—	11,889,007

Total	$35,045,723	$58,784	$1,334,239	$36,438,746

MSCI Emerging Markets Latin America
Investments:
Assets:
Common Stocks	$6,679,913	$—	$—	$6,679,913
Preferred Stocks	1,585,714	—	—	1,585,714
Money Market Funds	2,509	—	—	2,509

Total	$8,268,136	$—	$—	$8,268,136

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Level 1	Level 2	Level 3		Total
MSCI Indonesia
Investments:
Assets:
Common Stocks	$268,135,701	$78,914	$0	[b]	$268,214,615
Money Market Funds	33,807	—	—		33,807

Total	$268,169,508	$78,914	$0	[b]	$268,248,422

MSCI Philippines
Investments:
Assets:
Common Stocks	$265,070,104	$—	$—		$265,070,104
Money Market Funds	41,509	—	—		41,509

Total	$265,111,613	$—	$—		$265,111,613

MSCI Poland Capped
Investments:
Assets:
Common Stocks	$192,641,594	$—	$—		$192,641,594
Money Market Funds	5,726,910	—	—		5,726,910

Total	$198,368,504	$—	$—		$198,368,504

MSCI Qatar Capped
Investments:
Assets:
Common Stocks	$44,986,517	$—	$—		$44,986,517
Money Market Funds	8,761	—	—		8,761

Total	$44,995,278	$—	$—		$44,995,278

MSCI UAE Capped
Investments:
Assets:
Common Stocks	$31,246,250	$—	$—		$31,246,250
Money Market Funds	27,800	—	—		27,800

Total	$31,274,050	$—	$—		$31,274,050

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.
[b]	Rounds to less than $1.

The iShares MSCI China Small-Cap ETF had transfers from Level 2 to Level 1 during the year ended August 31, 2015 in the amount of $1,017,627 resulting from the resumption of trading after a temporary suspension and transfers from Level 1 to Level 2 in the amount of $57,386, resulting from a temporary suspension of trading.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table includes a rollfoward for the year ended August 31, 2015 of investments whose values are classified as Level 3 as of the ended of year.

iShares MSCI China Small-Cap ETF	Common Stocks
Balance at beginning of year	$260,744
Realized gain (loss) and change in unrealized appreciation/depreciation	(958,337)
Purchases	548,072
Sales	(219,946)
Transfers ina	1,777,284 [b]
Transfers out[a]	(73,578)[c]

Balance at end of year	$1,334,239

Net change in unrealized appreciation/depreciation on investments still held at end of year	$(589,377)

[a]	Represents the value as of the beginning of the reporting period.
[b]	Transfers in to Level 3 resulted from a suspension of trading.
[c]	Transfers out of Level 3 are due to resumption of trading of equity securities.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the iShares MSCI China Small-Cap ETF’s Level 3 investments as of August 31, 2015:

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs [a]	Weighted Average of Unobservable Inputs [b]
Assets:
Common Stocks[c]	$1,265,331	Last trade with adjustment	Discount rate	11% - 86%	26%

[a]	A decrease in the unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
[b]	Unobservable inputs are weighted based on the fair value of the investments included in the range.
[c]	Does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements (Continued)

iSHARES® TRUST

appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI China	$87,735,422	$87,735,422	$—
MSCI China Small-Cap	10,029,601	10,029,601	—
MSCI Poland Capped	5,421,389	5,421,389	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI All Peru Capped, iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Philippines, iShares MSCI Poland Capped, iShares MSCI Qatar Capped and iShares MSCI UAE Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

For the year ended August 31, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the iShares MSCI All Peru Capped ETF in the amount of $7,732.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares MSCI Emerging Markets Latin America ETF, BFA is entitled to an annual investment advisory fee of 0.68% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2015 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any. BFA has also contractually agreed to waive any additional portion of its investment advisory fees for the Fund through December 31, 2015 in order to limit total annual operating expenses after fee waiver to 0.49% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI China	$849,948
MSCI China Small-Cap	89,307
MSCI Emerging Markets Latin America	79
MSCI Poland Capped	54,807

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
MSCI All Peru Capped
Maple Energy PLC	9,899,590	3,443,040	(13,342,630)	—	$—	$—	$(5,333,161)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI All Peru Capped	$45,271,565	$45,016,345
MSCI Brazil Small-Cap	73,084,219	54,743,816
MSCI China	261,382,401	237,691,992
MSCI China Small-Cap	12,583,493	13,410,187
MSCI Emerging Markets Latin America	713,638	719,478
MSCI Indonesia	25,198,186	22,984,800
MSCI Philippines	50,911,670	51,399,133
MSCI Poland Capped	38,275,678	38,913,278
MSCI Qatar Capped	2,215,596	3,140,340
MSCI UAE Capped	1,120,664	180,147

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Peru Capped	$124,354,224	$148,808,348
MSCI China	1,055,409,419	90,612,283
MSCI China Small-Cap	7,851,291	9,376,037
MSCI Indonesia	343,730,853	497,861,797
MSCI Philippines	181,506,778	238,765,196
MSCI Poland Capped	123,932,176	164,344,138
MSCI UAE Capped	61,954	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the value of futures contracts held by the iShares MSCI China ETF as of August 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized depreciation[a]	$183,980

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts by the iShares MSCI China ETF held during the year ended August 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$(7,313,759)	$(184,247)

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI China ETF for the year ended August 31, 2015:

Average value of contracts purchased	$2,887,123

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund, except the iShares MSCI Emerging Markets Latin America ETF, invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

August 31, 2015, attributable to net investment loss, passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Peru Capped	$(17,762,543)	$155,831	$17,606,712
MSCI Brazil Small-Cap	—	(202,046)	202,046
MSCI China	26,934,039	45,474	(26,979,513)
MSCI China Small-Cap	339,682	158,528	(498,210)
MSCI Emerging Markets Latin America	—	(12,606)	12,606
MSCI Indonesia	(32,149,911)	510,195	31,639,716
MSCI Philippines	17,206,172	(58,205)	(17,147,967)
MSCI Poland Capped	(18,393,750)	(353,360)	18,747,110
MSCI Qatar Capped	(50,796)	50,664	132
MSCI UAE Capped	(101,276)	101,276	—

The tax character of distributions paid during the years ended August 31, 2015, August 31, 2014, July 31, 2015 and July 31, 2014 was as follows:

iShares ETF	Year ended August 31, 2015	Year ended August 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014
MSCI All Peru Capped
Ordinary income	$2,665,421	$3,493,168

MSCI Brazil Small-Cap
Ordinary income	$1,023,857	$653,355
Return of capital	10,630	—

	$1,034,487	$653,355

MSCI China
Ordinary income	$35,519,586	$19,335,379

MSCI China Small-Cap
Ordinary income	$1,013,156	$926,379

MSCI Emerging Markets Latin America
Ordinary income	$248,240	$334,041

MSCI Indonesia
Ordinary income	$7,146,963	$6,071,208

MSCI Philippines
Ordinary income	$3,401,574	$2,817,616

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Year ended August 31, 2015	Year ended August 31, 2014	Year ended July 31, 2015	Year ended July 31, 2014
MSCI Poland Capped
Ordinary income	$7,044,918	$9,993,625

MSCI Qatar Capped
Ordinary income	$—	N/A	$1,237,579	—

MSCI UAE Capped
Ordinary income	$—	N/A	$2,090,666	$62,169

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Peru Capped	$—	$(17,207,414)	$(162,574,273)	$(27,048,754)	$(206,830,441)
MSCI Brazil Small-Cap	—	(12,319,454)	(27,055,888)	(8,940,095)	(48,315,437)
MSCI China	16,731,336	(24,629,918)	(291,465,148)	(26,723,415)	(326,087,145)
MSCI China Small-Cap	226,514	(1,755,905)	(8,143,104)	—	(9,672,495)
MSCI Emerging Markets Latin America	14,386	(841,755)	(6,147,558)	(438,452)	(7,413,379)
MSCI Indonesia	—	(21,713,462)	(170,030,055)	(17,167,699)	(208,911,216)
MSCI Philippines	523,815	(20,341,876)	(35,632,848)	(5,643,215)	(61,094,124)
MSCI Poland Capped	667,515	(16,154,481)	(88,344,029)	(11,994,760)	(115,825,755)
MSCI Qatar Capped	27,210	(2,551,767)	(5,905,743)	—	(8,430,300)
MSCI UAE Capped	87,205	(6,699,000)	(9,269,215)	—	(15,881,010)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
MSCI All Peru Capped	$16,726,390	$481,024	$17,207,414
MSCI Brazil Small-Cap	12,319,454	—	12,319,454
MSCI China	24,629,918	—	24,629,918
MSCI China Small-Cap	1,755,905	—	1,755,905
MSCI Emerging Markets Latin America	841,755	—	841,755
MSCI Indonesia	21,693,133	20,329	21,713,462
MSCI Philippines	20,341,876	—	20,341,876
MSCI Poland Capped	16,154,476	5	16,154,481
MSCI Qatar Capped	2,551,767	—	2,551,767
MSCI UAE Capped	6,699,000	—	6,699,000

[a]	Must be utilized prior to losses subject to expiration.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2015, the iShares MSCI China Small-Cap ETF utilized $75,870 of its capital loss carryforward.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI All Peru Capped	$293,926,481	$—	$(162,571,988)	$(162,571,988)
MSCI Brazil Small-Cap	53,988,774	171,026	(27,200,710)	(27,029,684)
MSCI China	2,195,851,113	69,663,496	(360,948,010)	(291,284,514)
MSCI China Small-Cap	44,581,822	2,375,649	(10,518,725)	(8,143,076)
MSCI Emerging Markets Latin America	14,412,893	158,380	(6,303,137)	(6,144,757)
MSCI Indonesia	438,267,839	26,309	(170,045,726)	(170,019,417)
MSCI Philippines	300,738,305	9,006,635	(44,633,327)	(35,626,692)
MSCI Poland Capped	286,689,926	3,975,403	(92,296,825)	(88,321,422)
MSCI Qatar Capped	50,901,021	1,508,681	(7,414,424)	(5,905,743)
MSCI UAE Capped	40,543,231	987,987	(10,257,168)	(9,269,181)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	95

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI All Peru Capped ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Emerging Markets Latin America ETF, iShares MSCI Indonesia ETF, iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF and iShares MSCI UAE Capped ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI All Peru Capped	$1,191,007
MSCI China	45,088,942
MSCI China Small-Cap	124,933
MSCI Emerging Markets Latin America	31,125

iShares ETF	Qualified Dividend Income
MSCI Indonesia	$11,159,988
MSCI Philippines	8,727,819
MSCI Poland Capped	7,250,332

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI All Peru Capped ETF during the fiscal year ended August, 31, 2015 that qualified for the dividends-received deduction was 19.96%.

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Peru Capped	$3,381,227	$95,676
MSCI Brazil Small-Cap	1,145,499	34,436
MSCI China	56,603,597	4,655,750
MSCI China Small-Cap	819,622	17,847
MSCI Emerging Markets Latin America	308,500	21,850
MSCI Indonesia	11,362,951	2,132,774
MSCI Philippines	8,742,468	2,620,804
MSCI Poland Capped	8,049,577	1,123,564

TAX INFORMATION	97

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI All Peru Capped ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF and iShares MSCI Poland Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods.

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	99

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Brazil Small-Cap ETF, iShares MSCI Indonesia ETF and iShares MSCI Philippines ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1

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Board Review and Approval of Investment Advisory

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iSHARES® TRUST

or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Emerging Markets Latin America ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

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Board Review and Approval of Investment Advisory

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iSHARES® TRUST

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
MSCI All Peru Capped	$0.390754	$—	$—	$0.390754	100%	—%	—%		100%
MSCI China	1.050974	—	—	1.050974	100	—	—		100
MSCI Emerging Markets Latin America	0.827467	—	—	0.827467	100	—	—		100
MSCI Indonesia	0.383252	—	0.001352	0.384604	100	—	0	[a]	100
MSCI Philippines	0.307636	—	0.018680	0.326316	94	—	6		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Peru Capped ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.14%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	6	0.43
Greater than 1.0% and Less than 1.5%	34	2.46
Greater than 0.5% and Less than 1.0%	147	10.64
Between 0.5% and –0.5%	679	49.14
Less than –0.5% and Greater than –1.0%	392	28.37
Less than –1.0% and Greater than –1.5%	90	6.51
Less than –1.5% and Greater than –2.0%	21	1.52
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	1	0.07
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5%	1	0.07

	1,382	100.00%

iShares MSCI Brazil Small-Cap ETF

Period Covered: September 28, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.08%
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 3.0% and Less than 3.5%	6	0.50
Greater than 2.5% and Less than 3.0%	43	3.59
Greater than 2.0% and Less than 2.5%	87	7.27
Greater than 1.5% and Less than 2.0%	67	5.60
Greater than 1.0% and Less than 1.5%	67	5.60
Greater than 0.5% and Less than 1.0%	140	11.70
Between 0.5% and –0.5%	542	45.29
Less than –0.5% and Greater than –1.0%	180	15.04
Less than –1.0% and Greater than –1.5%	49	4.09
Less than –1.5% and Greater than –2.0%	9	0.75
Less than –2.0% and Greater than –2.5%	3	0.25
Less than –2.5% and Greater than –3.0%	1	0.08
Less than –3.0%	1	0.08

	1,197	100.00%

SUPPLEMENTAL INFORMATION	109

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI China ETF

Period Covered: March 29, 2011 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	5	0.47%
Greater than 3.0% and Less than 3.5%	5	0.47
Greater than 2.5% and Less than 3.0%	9	0.84
Greater than 2.0% and Less than 2.5%	21	1.96
Greater than 1.5% and Less than 2.0%	27	2.52
Greater than 1.0% and Less than 1.5%	79	7.38
Greater than 0.5% and Less than 1.0%	212	19.79
Between 0.5% and –0.5%	482	45.00
Less than –0.5% and Greater than –1.0%	119	11.11
Less than –1.0% and Greater than –1.5%	65	6.07
Less than –1.5% and Greater than –2.0%	29	2.71
Less than –2.0% and Greater than –2.5%	4	0.37
Less than –2.5% and Greater than –3.0%	5	0.47
Less than –3.0% and Greater than –3.5%	3	0.28
Less than –3.5% and Greater than –4.0%	4	0.37
Less than –4.0%	2	0.19

	1,071	100.00%

iShares MSCI China Small-Cap ETF

Period Covered: September 28, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.25%
Greater than 3.0% and Less than 3.5%	6	0.50
Greater than 2.5% and Less than 3.0%	10	0.84
Greater than 2.0% and Less than 2.5%	17	1.42
Greater than 1.5% and Less than 2.0%	29	2.42
Greater than 1.0% and Less than 1.5%	98	8.19
Greater than 0.5% and Less than 1.0%	180	15.04
Between 0.5% and –0.5%	550	45.95
Less than –0.5% and Greater than –1.0%	167	13.95
Less than –1.0% and Greater than –1.5%	87	7.27
Less than –1.5% and Greater than –2.0%	23	1.92
Less than –2.0% and Greater than –2.5%	12	1.00
Less than –2.5% and Greater than –3.0%	7	0.58
Less than –3.0% and Greater than –3.5%	1	0.08
Less than –3.5% and Greater than –4.0%	5	0.42
Less than –4.0%	2	0.17

	1,197	100.00%

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Emerging Markets Latin America ETF

Period Covered: January 18, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	3	0.35%
Greater than 2.0% and Less than 2.5%	8	0.92
Greater than 1.5% and Less than 2.0%	14	1.61
Greater than 1.0% and Less than 1.5%	38	4.38
Greater than 0.5% and Less than 1.0%	121	13.94
Between 0.5% and –0.5%	571	65.78
Less than –0.5% and Greater than –1.0%	104	11.98
Less than –1.0% and Greater than –1.5%	7	0.81
Less than –1.5% and Greater than –2.0%	2	0.23

	868	100.00%

iShares MSCI Indonesia ETF

Period Covered: May 5, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	1	0.08%
Greater than 5.5% and Less than 6.0%	1	0.08
Greater than 5.0% and Less than 5.5%	2	0.15
Greater than 4.5% and Less than 5.0%	1	0.08
Greater than 4.0% and Less than 4.5%	3	0.23
Greater than 3.5% and Less than 4.0%	3	0.23
Greater than 3.0% and Less than 3.5%	5	0.39
Greater than 2.5% and Less than 3.0%	6	0.46
Greater than 2.0% and Less than 2.5%	26	2.00
Greater than 1.5% and Less than 2.0%	54	4.16
Greater than 1.0% and Less than 1.5%	83	6.39
Greater than 0.5% and Less than 1.0%	212	16.33
Between 0.5% and –0.5%	451	34.74
Less than –0.5% and Greater than –1.0%	184	14.18
Less than –1.0% and Greater than –1.5%	106	8.17
Less than –1.5% and Greater than –2.0%	54	4.16
Less than –2.0% and Greater than –2.5%	41	3.16
Less than –2.5% and Greater than –3.0%	23	1.77
Less than –3.0% and Greater than –3.5%	8	0.62
Less than –3.5% and Greater than –4.0%	11	0.85
Less than –4.0% and Greater than –4.5%	6	0.46
Less than –4.5% and Greater than –5.0%	2	0.15
Less than –5.0%	15	1.16

	1,298	100.00%

SUPPLEMENTAL INFORMATION	111

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Philippines ETF

Period Covered: September 28, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.08%
Greater than 4.5% and Less than 5.0%	1	0.08
Greater than 4.0% and Less than 4.5%	1	0.08
Greater than 3.5% and Less than 4.0%	1	0.08
Greater than 3.0% and Less than 3.5%	2	0.17
Greater than 2.5% and Less than 3.0%	4	0.33
Greater than 2.0% and Less than 2.5%	12	1.00
Greater than 1.5% and Less than 2.0%	30	2.51
Greater than 1.0% and Less than 1.5%	107	8.94
Greater than 0.5% and Less than 1.0%	219	18.31
Between 0.5% and –0.5%	468	39.11
Less than –0.5% and Greater than –1.0%	169	14.12
Less than –1.0% and Greater than –1.5%	96	8.02
Less than –1.5% and Greater than –2.0%	45	3.76
Less than –2.0% and Greater than –2.5%	21	1.75
Less than –2.5% and Greater than –3.0%	7	0.58
Less than –3.0% and Greater than –3.5%	5	0.42
Less than –3.5% and Greater than –4.0%	1	0.08
Less than –4.0% and Greater than –4.5%	1	0.08
Less than –4.5% and Greater than –5.0%	1	0.08
Less than –5.0% and Greater than –5.5%	2	0.17
Less than –5.5%	3	0.25

	1,197	100.00%

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Poland Capped ETF

Period Covered: May 25, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.23%
Greater than 3.0% and Less than 3.5%	1	0.08
Greater than 2.5% and Less than 3.0%	7	0.55
Greater than 2.0% and Less than 2.5%	11	0.86
Greater than 1.5% and Less than 2.0%	20	1.56
Greater than 1.0% and Less than 1.5%	74	5.76
Greater than 0.5% and Less than 1.0%	263	20.48
Between 0.5% and –0.5%	673	52.41
Less than –0.5% and Greater than –1.0%	130	10.12
Less than –1.0% and Greater than –1.5%	52	4.05
Less than –1.5% and Greater than –2.0%	27	2.10
Less than –2.0% and Greater than –2.5%	9	0.70
Less than –2.5% and Greater than –3.0%	5	0.39
Less than –3.0% and Greater than –3.5%	4	0.31
Less than –3.5% and Greater than –4.0%	2	0.16
Less than –4.0% and Greater than –4.5%	2	0.16
Less than –4.5% and Greater than –5.0%	1	0.08

	1,284	100.00%

iShares MSCI Qatar Capped ETF

Period Covered: April 29, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.68%
Greater than 2.5% and Less than 3.0%	1	0.34
Greater than 2.0% and Less than 2.5%	5	1.69
Greater than 1.5% and Less than 2.0%	12	4.05
Greater than 1.0% and Less than 1.5%	48	16.22
Greater than 0.5% and Less than 1.0%	77	26.01
Between 0.5% and –0.5%	101	34.11
Less than –0.5% and Greater than –1.0%	30	10.14
Less than –1.0% and Greater than –1.5%	18	6.08
Less than –1.5% and Greater than –2.0%	1	0.34
Less than –2.0% and Greater than –2.5%	1	0.34

	296	100.00%

SUPPLEMENTAL INFORMATION	113

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI UAE Capped ETF

Period Covered: April 29, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.34%
Greater than 2.5% and Less than 3.0%	3	1.01
Greater than 2.0% and Less than 2.5%	3	1.01
Greater than 1.5% and Less than 2.0%	8	2.70
Greater than 1.0% and Less than 1.5%	25	8.45
Greater than 0.5% and Less than 1.0%	49	16.55
Between 0.5% and –0.5%	128	43.25
Less than –0.5% and Greater than –1.0%	44	14.86
Less than –1.0% and Greater than –1.5%	24	8.11
Less than –1.5% and Greater than –2.0%	9	3.04
Less than –2.0% and Greater than –2.5%	2	0.68

	296	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non–EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (each a “Fund”, collectively the “Funds”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI China ETF in respect of BFA’s financial year ending December 31, 2014 was USD 223.6 thousand. This figure is comprised of fixed remuneration of USD 90.3 thousand and variable remuneration of USD 133.3 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI China ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 31.0 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 5.7 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Philippines ETF in respect of BFA’s financial year ending December 31, 2014 was USD 63.6 thousand. This figure is comprised of fixed remuneration of USD 25.7 thousand and variable remuneration of USD 37.9 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Philippines ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 8.8 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 1.6 thousand.

SUPPLEMENTAL INFORMATION	115

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	117

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	119

Notes:

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	121

Notes:

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-86-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares MSCI Denmark Capped ETF | EDEN | BATS
➢	iShares MSCI Finland Capped ETF | EFNL | BATS
➢	iShares MSCI Germany Small-Cap ETF | EWGS | BATS
➢	iShares MSCI Ireland Capped ETF | EIRL | NYSE Arca
➢	iShares MSCI New Zealand Capped ETF | ENZL | NYSE Arca
➢	iShares MSCI Norway Capped ETF | ENOR | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI DENMARK CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	8.43%	8.60%	8.67%	8.43%	8.60%	8.67%
Since Inception	23.94%	24.02%	24.21%	116.55%	117.05%	118.25%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,070.80	$2.77	$1,000.00	$1,022.50	$2.70	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

The iShares MSCI Denmark Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 8.43%, net of fees, while the total return for the Index was 8.67%.

Stocks of Denmark, as represented by the Index, delivered a solid gain for the reporting period, outperforming broader equity market indexes. The Danish krone depreciated about 15% relative to the U.S. dollar, which meaningfully detracted from the Index’s performance as Danish investments were lower when translated into U.S. dollars. Although Danish stocks fell late in the reporting period along with most global markets, they still recorded positive performance for the reporting period thanks to earlier gains.

Denmark’s economy improved in the second quarter of 2015, continuing a two-year trend of improved readings. Capital investment gained, particularly in transport equipment and buildings, and household consumption also rose. Government-sponsored economic stimulus measures, including interest-rate cuts, continued in the reporting period. In June 2015, stocks jumped after Danish voters elected the opposition center-right alliance.

For the reporting period, five of the eight economic sectors in the Index rose, as measured in U.S. dollars. The healthcare sector was the largest contributor to the Index’s return. In particular, strong gains in the biotechnology and pharmaceutical industries aided the Index’s performance. The consumer discretionary sector was also a top performer, boosted by the apparel, accessories, and luxury goods industry. In the financials sector, diversified banks and regional banks added to the Index’s return in the reporting period.

On the negative side, the telecommunication services sector detracted from the Index’s performance, negatively impacted by the integrated telecommunication services industry. In the consumer staples sector, the brewing industry was a drag on the Index’s performance in the reporting period. The industrials sector also detracted from the Index’s return, notably the transportation industry.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Health Care	34.62%
Industrials	24.36
Financials	17.57
Consumer Discretionary	7.14
Materials	6.77
Consumer Staples	5.61
Telecommunication Services	2.37
Information Technology	1.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Novo Nordisk A/S Class B	22.51%
Danske Bank A/S	8.91
Pandora A/S	5.60
AP Moeller-Maersk A/S Class B	5.07
Vestas Wind Systems A/S	4.50
Novozymes A/S Class B	4.32
Carlsberg A/S Class B	3.50
Coloplast A/S Class B	3.30
DSV A/S	3.26
AP Moeller-Maersk A/S Class A	2.83

TOTAL	63.80%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI FINLAND CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.90)%	(7.74)%	(7.92)%	(7.90)%	(7.74)%	(7.92)%
Since Inception	9.59%	9.59%	9.21%	39.05%	39.06%	37.34%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$919.20	$2.56	$1,000.00	$1,022.50	$2.70	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

The iShares MSCI Finland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -7.90%, net of fees, while the total return for the Index was -7.92%.

Stocks of Finland, as represented by the Index, declined moderately during the reporting period. Volatile through much of the reporting period, Finnish equities reached their high point in April 2015. Finland’s currency, the euro, declined 15% versus the U.S. dollar, which meaningfully detracted from the Index’s performance as Finnish investments were valued lower when translated back into U.S. dollars. Along with markets worldwide, Finnish stocks fell sharply in the final month of the reporting period.

During the reporting period, Finland’s economy entered its third consecutive year of contraction. Rising unemployment led the government to seek approval for an economic reform package to foster growth. A report that the economy grew slightly in 2015’s second quarter failed to ignite long-term optimism amid slowing growth in key industries including paper and consumer electronics. Falling export demand from recession-plagued Russia also had a negative impact on the Finnish economy.

For the reporting period, five of the 10 economic sectors in the Index declined from the perspective of U.S. investors. The information technology sector was the largest detractor from the Index’s return, as the technology hardware and equipment industry was a notable drag on Index performance. The industrials sector lagged in the reporting period, especially the machinery industry within the capital goods group. The utilities sector also detracted from the Index’s performance.

Conversely, the telecommunication services sector was the largest contributor to the Index’s return in the reporting period. The materials sector was also a top contributor, thanks to strength in the paper and forest products industry. In addition, the energy sector aided the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Industrials	24.82%
Information Technology	18.56
Financials	17.47
Materials	14.95
Consumer Discretionary	6.27
Utilities	4.49
Health Care	4.04
Telecommunication Services	3.91
Energy	2.80
Consumer Staples	2.69

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Nokia OYJ	16.34%
Sampo OYJ Class A	15.03
Kone OYJ Class B	8.71
UPM-Kymmene OYJ	4.88
Fortum OYJ	4.49
Wartsila OYJ Abp	4.41
Stora Enso OYJ Class R	3.99
Elisa OYJ	3.91
Orion OYJ Class B	3.36
Neste OYJ	2.80

TOTAL	67.92%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY SMALL-CAP ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	4.61%	4.16%	4.57%	4.61%	4.16%	4.57%
Since Inception	15.13%	14.85%	15.05%	66.04%	64.63%	65.65%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.20	$2.97	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 4.61%, net of fees, while the total return for the Index was 4.57%.

German small-cap stocks, as represented by the Index, produced a positive return during the reporting period. Germany’s currency, the euro, depreciated 15% relative to the U.S. dollar, which meaningfully detracted from Index performance, as the value of German investments was lower when translated back into U.S. dollars. Small-cap equity performance was strong enough to generate a positive return in U.S. dollar terms, offsetting the negative effect of the depreciating euro. Small-cap stocks outperformed large-cap stocks in Germany during the reporting period.

German stock market performance was relatively volatile during the reporting period. Stock prices surged early in 2015, as investors grew more optimistic about the European Central Bank’s ongoing efforts to stimulate economic growth in the eurozone. Small-cap stocks benefited from expectations of an improving eurozone, as smaller firms are often quick to benefit from an uptick in economic activity. From mid-year 2015, however, small-cap German stocks declined in volatile trading. Among the factors influencing the decline in German stocks were worries about a bond market sell-off, a weakening of the euro against other world currencies, ongoing negotiations about Greek debt repayment, and the Chinese economic slowdown.

In terms of sector performance for the reporting period, several sectors delivered positive results from the perspective of U.S. investors, including financials, telecommunication services, information technology, and materials. The Index was relatively well insulated from the negative effects of declining oil and gas prices, as the energy sector accounted for less than 1% of the Index on average. The healthcare and consumer staples sectors also were minor detractors for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Industrials	32.64%
Financials	16.78
Information Technology	16.04
Health Care	12.25
Consumer Discretionary	9.16
Telecommunication Services	5.99
Materials	5.32
Consumer Staples	1.82

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Wirecard AG	4.55%
MTU Aero Engines AG	4.34
LEG Immobilien AG	3.99
Freenet AG	3.80
Dialog Semiconductor PLC	3.31
KION Group AG	2.66
Rheinmetall AG	2.28
Gerresheimer AG	2.12
Aurubis AG	2.09
Aareal Bank AG	2.08

TOTAL	31.22%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI IRELAND CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.10%	17.50%	18.26%	17.10%	17.50%	18.26%
5 Years	18.98%	19.11%	19.53%	138.43%	139.77%	143.99%
Since Inception	13.67%	13.68%	14.26%	97.82%	97.99%	103.19%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,077.30	$2.46	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI IRELAND CAPPED ETF

The iShares MSCI Ireland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 17.10%, net of fees, while the total return for the Index was 18.26%.

Irish stocks, as represented by the Index, produced strong positive performance during the reporting period, widely outperforming the single-digit decline of international developed markets. The robust performance of Irish stocks was limited by the impact of Ireland’s currency, the euro, which depreciated by 15% relative to the U.S. dollar during the reporting period.

Ireland was the fastest growing economy in the eurozone during the reporting period, with most sectors contributing to a recovery that returned the economy to its 2007 peak. A boom in Irish exports, supported by the sharp decline of the euro, remained the principal driver of the economy’s robust performance. Falling oil prices also contributed, helping to bring down inflation and put more disposable income in consumers’ pockets. Although the slowing growth and market volatility in China affected most world equity markets late in the reporting period, the effects of those events were markedly less impactful on Irish stocks.

In U.S. dollar terms, the materials sector, which is the Index’s largest component, made the most significant contribution to the Index’s performance during the reporting period, led by the solid performance of a large Irish building materials conglomerate. The company’s stock appreciated on solid sales growth in the United States. The industrials sector also delivered strong performance, as did the consumer discretionary and healthcare sectors. The weakest-performing sector in the Index was financials, which produced a negative return during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Materials	26.93%
Consumer Staples	24.64
Financials	18.21
Industrials	16.62
Health Care	8.57
Consumer Discretionary	4.77
Information Technology	0.20
Energy	0.06

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

CRH PLC	22.55%
Kerry Group PLC Class A	11.78
Bank of Ireland	10.74
Paddy Power PLC	4.77
Grafton Group PLC	4.65
Glanbia PLC	4.49
Kingspan Group PLC	4.47
Smurfit Kappa Group PLC	4.38
ICON PLC	4.35
UDG Healthcare PLC	4.22

TOTAL	76.40%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI NEW ZEALAND CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(17.01)%	(16.96)%	(16.69)%	(17.01)%	(16.96)%	(16.69)%
Since Inception	10.15%	10.15%	10.59%	62.15%	62.12%	65.40%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/10. The first day of secondary market trading was 9/2/10.

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand Investable Market Index 25/50.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$804.50	$2.14	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NEW ZEALAND CAPPED ETF

The iShares MSCI New Zealand Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -17.01%, net of fees, while the total return for the Index was -16.69%.

New Zealand stocks, as represented by the Index, declined in the reporting period. The Index’s downward trend for much of the period grew steeper in August 2015, as New Zealand stocks fell along with equity markets worldwide amid fears of economic slowdown in China. In addition, the New Zealand dollar fell to a multi-year low against the U.S. dollar during the reporting period. As a result, Index returns were lower when translated back into U.S. dollars. In local currency terms, the Index showed a positive return.

During the reporting period, New Zealand’s central bank twice cut its benchmark interest rate in response to a soft economic outlook and falling inflation. The central bank warned that further rate cuts may be necessary to stimulate the economy.

In U.S. dollar terms, nine of 10 economic sectors represented in the Index delivered negative absolute returns. The materials sector was the largest detractor from the Index. Within the sector, the building materials industry lagged notably amid concerns of a slowdown in exports to China. The consumer discretionary sector also detracted during the reporting period, dragged down by weakness in the retailing and media industries. In the information technology sector, the underperforming software industry detracted from Index performance.

On the positive side, the energy sector contributed to Index results thanks to strong performance in the oil and gas storage and transportation industry.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Utilities	20.66%
Health Care	15.10
Telecommunication Services	13.74
Industrials	13.05
Consumer Discretionary	11.21
Materials	10.91
Financials	10.00
Energy	2.70
Information Technology	2.63

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Spark New Zealand Ltd.	11.57%
Fletcher Building Ltd.	9.19
Auckland International Airport Ltd.	8.73
Fisher & Paykel Healthcare Corp. Ltd.	7.46
Contact Energy Ltd.	7.31
Meridian Energy Ltd.	4.64
Ryman Healthcare Ltd.	4.36
SKYCITY Entertainment Group Ltd.	4.12
Mighty River Power Ltd.	3.73
Sky Network Television Ltd.	3.55

TOTAL	64.66%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI NORWAY CAPPED ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(34.32)%	(34.69)%	(34.18)%	(34.32)%	(34.69)%	(34.18)%
Since Inception	(3.51)%	(3.56)%	(3.21)%	(12.08)%	(12.24)%	(11.10)%

GROWTH OF $10,000 INVESTMENT (SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/23/12. The first day of secondary market trading was 1/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$859.20	$2.48	$1,000.00	$1,022.50	$2.70	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

The iShares MSCI Norway Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway Investable Market Index 25/50 (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -34.32%, net of fees, while the total return for the Index was -34.18%.

Stocks of Norway, as reflected by the Index, performed poorly during the reporting period, dragged down by falling oil prices. The decline of the Norwegian krone versus the U.S. dollar also detracted notably from Index performance in U.S. dollar terms. In addition, Norwegian stocks fell sharply along with equity markets worldwide amid fears of an economic slowdown in China; however, Norwegian stocks recouped some of their losses with a rally just before the end of the reporting period.

The Norwegian economy was hurt by declining investment in the country’s large off-shore oil industry due to plummeting oil prices. A number of oil companies announced cost cuts, including layoffs affecting both oil producers and suppliers. The layoffs helped drive the Norwegian unemployment rate to a 10-year high.

From the point of view of U.S. investors and after accounting for currency effects, eight of the nine economic sectors represented in the Index declined in the reporting period. The energy sector was the largest detractor from the Index, due to weakness in both the oil, gas, and consumable fuels and energy equipment and supplies industry groups. In addition, the financials sector hampered Index performance, primarily because of weakness in the banking and insurance industries. The materials sector also detracted in the reporting period, largely due to underperformance in the metals and mining industry.

The only sector with a positive contribution to the Index in the reporting period was consumer discretionary. Strength in the publishing industry, part of the media industry group, as well as in the auto parts and equipment industry, boosted the sector.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Energy	29.63%
Financials	21.40
Consumer Staples	12.60
Telecommunication Services	12.55
Materials	11.10
Consumer Discretionary	5.45
Information Technology	3.76
Industrials	3.22
Utilities	0.29

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Statoil ASA	14.34%
Telenor ASA	12.55
DNB ASA	11.77
Yara International ASA	5.78
Norsk Hydro ASA	4.57
Orkla ASA	4.40
Marine Harvest ASA	4.00
Gjensidige Forsikring ASA	3.44
Seadrill Ltd.	2.98
Subsea 7 SA	2.46

TOTAL	66.29%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.56%

BANKS — 13.59%
Danske Bank A/S	139,320	$4,308,618
Jyske Bank A/S Registered[a,b]	18,202	1,015,982
Spar Nord Bank A/S	34,776	412,443
Sydbank A/S	22,788	866,218

		6,603,261
BEVERAGES — 4.66%
Carlsberg A/S Class B	22,471	1,693,493
Royal Unibrew A/S	17,190	570,329

		2,263,822
BIOTECHNOLOGY — 4.56%
Bavarian Nordic A/Sa	15,804	714,152
Genmab A/Sa	13,424	1,204,140
Zealand Pharma A/Sa,b	14,976	295,651

		2,213,943
BUILDING PRODUCTS — 0.81%
Rockwool International A/S Class B	2,914	396,346

		396,346
CHEMICALS — 6.74%
Chr Hansen Holding A/S	23,580	1,185,540
Novozymes A/S Class B	48,006	2,088,581

		3,274,121
COMMERCIAL SERVICES & SUPPLIES — 2.40%
ISS A/S	33,516	1,166,837

		1,166,837
CONSTRUCTION & ENGINEERING — 1.83%
FLSmidth & Co. A/Sb	14,040	530,738
PER Aarsleff A/S Class B	979	356,999

		887,737
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.36%
TDC A/S	181,494	1,146,829

		1,146,829
ELECTRICAL EQUIPMENT — 4.48%
Vestas Wind Systems A/S	40,752	2,174,933

		2,174,933
FOOD PRODUCTS — 0.93%
Schouw & Co.	8,118	450,320

		450,320
HEALTH CARE EQUIPMENT & SUPPLIES — 6.71%
Ambu A/S	11,538	356,825
Coloplast A/S Class B	23,494	1,598,116

Security	Shares	Value
GN Store Nord A/S	41,742	$744,470
William Demant Holding A/Sa	6,930	562,323

		3,261,734
HOUSEHOLD DURABLES — 0.32%
Bang & Olufsen A/Sa,b	22,512	158,167

		158,167
INSURANCE — 3.90%
Alm Brand A/S	69,804	417,081
Topdanmark A/Sa	28,080	780,720
Tryg A/S	35,627	699,057

		1,896,858
MACHINERY — 1.03%
NKT Holding A/S	9,270	501,280

		501,280
MARINE — 9.86%
AP Moeller – Maersk A/S Class A	820	1,367,682
AP Moeller – Maersk A/S Class B	1,442	2,452,746
D/S Norden A/Sa,b	12,438	293,162
DFDS A/S	4,158	677,909

		4,791,499
PHARMACEUTICALS — 23.20%
ALK-Abello A/S	3,150	383,048
Novo Nordisk A/S Class B	196,484	10,890,459

		11,273,507
ROAD & RAIL — 3.25%
DSV A/S	44,244	1,578,186

		1,578,186
SOFTWARE — 1.55%
SimCorp A/S	15,771	755,279

		755,279
SPECIALTY RETAIL — 0.67%
Matas A/S	16,290	325,260

		325,260
TEXTILES, APPAREL & LUXURY GOODS — 6.12%
IC Group A/S	10,242	261,391
Pandora A/S	23,504	2,711,708

		2,973,099
TRADING COMPANIES & DISTRIBUTORS — 0.59%
Solar A/S Class B	4,464	286,495

		286,495

TOTAL COMMON STOCKS
(Cost: $53,402,571)		48,379,513

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 4.27%

MONEY MARKET FUNDS — 4.27%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	1,954,561	$1,954,561
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	112,241	112,241
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	6,310	6,310

		2,073,112

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,073,112)		2,073,112

TOTAL INVESTMENTS IN SECURITIES — 103.83%
(Cost: $55,475,683)		50,452,625
Other Assets, Less Liabilities — (3.83)%		(1,858,948)

NET ASSETS — 100.00%		$48,593,677

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.96%

AUTO COMPONENTS — 2.58%
Nokian Renkaat OYJ[a]	22,416	$605,071

		605,071
BUILDING PRODUCTS — 0.95%
Uponor OYJ	13,836	222,316

		222,316
CHEMICALS — 1.18%
Kemira OYJ	23,365	277,775

		277,775
COMMERCIAL SERVICES & SUPPLIES — 1.02%
Caverion Corp.	23,023	239,915

		239,915
COMMUNICATIONS EQUIPMENT — 16.33%
Nokia OYJ	613,456	3,835,565

		3,835,565
CONSTRUCTION & ENGINEERING — 1.64%
Outotec OYJ[a]	38,307	222,556
YIT OYJ[a]	28,111	163,161

		385,717
CONTAINERS & PACKAGING — 2.56%
Huhtamaki OYJ	18,511	601,713

		601,713
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.91%
Elisa OYJ	27,618	919,095

		919,095
ELECTRIC UTILITIES — 4.49%
Fortum OYJ	64,801	1,053,564

		1,053,564
ELECTRICAL EQUIPMENT — 0.55%
PKC Group OYJ	6,616	128,175

		128,175
FOOD & STAPLES RETAILING — 2.05%
Kesko OYJ Class B	13,425	482,420

		482,420
FOOD PRODUCTS — 0.63%
Atria OYJ	7,971	79,311
HKScan OYJ Class A	14,806	69,181

		148,492
HEALTH CARE PROVIDERS & SERVICES — 0.68%
Oriola-KD OYJ Class Bb	33,038	158,812

		158,812

Security	Shares	Value
INSURANCE — 15.03%
Sampo OYJ Class A	73,198	$3,529,249

		3,529,249
IT SERVICES — 1.28%
Tieto OYJ	11,725	300,726

		300,726
LEISURE PRODUCTS — 2.77%
Amer Sports OYJ	23,733	649,662

		649,662
MACHINERY — 19.23%
Cargotec OYJ Class B	8,385	265,514
Kone OYJ Class B	51,710	2,044,160
Konecranes OYJ[a]	11,058	348,544
Metso OYJ	22,648	558,296
Valmet OYJ	26,275	264,381
Wartsila OYJ Abp	25,027	1,035,338

		4,516,233
MEDIA — 0.41%
Sanoma OYJ[a]	26,093	96,951

		96,951
METALS & MINING — 1.17%
Outokumpu OYJ[a,b]	63,889	274,753

		274,753
MULTILINE RETAIL — 0.51%
Stockmann OYJ Abp Class Ba,b	12,781	119,366

		119,366
OIL, GAS & CONSUMABLE FUELS — 2.79%
Neste OYJ	25,599	656,282

		656,282
PAPER & FOREST PRODUCTS — 10.03%
Metsa Board OYJ	44,606	273,896
Stora Enso OYJ Class R	105,232	935,635
UPM-Kymmene OYJ	68,793	1,146,217

		2,355,748
PHARMACEUTICALS — 3.36%
Orion OYJ Class B	19,914	789,456

		789,456
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.44%
Citycon OYJ	95,930	240,347
Sponda OYJ	53,169	213,877
Technopolis OYJ	30,065	119,255

		573,479

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2015

Security	Shares	Value
SOFTWARE — 0.94%
Bittium OYJ	23,544	$123,463
F-Secure OYJ	35,494	97,837

		221,300
TRADING COMPANIES & DISTRIBUTORS — 1.43%
Cramo OYJ	8,808	178,833
Ramirent OYJ	19,343	156,485

		335,318

TOTAL COMMON STOCKS
(Cost: $27,236,988)		23,477,153

SHORT-TERM INVESTMENTS — 7.69%

MONEY MARKET FUNDS — 7.69%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	1,706,721	1,706,721
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	98,008	98,008
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	1,669	1,669

		1,806,398

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,806,398)		1,806,398

TOTAL INVESTMENTS IN SECURITIES — 107.65%
(Cost: $29,043,386)		25,283,551
Other Assets, Less Liabilities — (7.65)%		(1,795,897)

NET ASSETS — 100.00%		$23,487,654

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 94.60%

AEROSPACE & DEFENSE — 4.43%
MTU Aero Engines AG	12,598	$1,127,590
OHB SE	1,296	25,631

		1,153,221
AUTO COMPONENTS — 3.38%
ElringKlinger AG	7,676	183,630
Grammer AG	2,822	67,557
LEONI AG	7,917	480,187
SAF-Holland SA	10,446	148,124

		879,498
BANKS — 0.29%
comdirect bank AG	6,890	76,515

		76,515
BIOTECHNOLOGY — 0.15%
Biotest AG	1,700	39,240

		39,240
BUILDING PRODUCTS — 0.12%
CENTROTEC Sustainable AG	1,918	30,410

		30,410
CAPITAL MARKETS — 1.45%
Aurelius AG	4,992	241,641
Deutsche Beteiligungs AG	2,342	72,034
MLP AG	14,508	64,960

		378,635
CHEMICALS — 1.26%
Wacker Chemie AG	3,796	327,173

		327,173
COMMERCIAL SERVICES & SUPPLIES — 1.55%
Bilfinger SEa	8,385	336,590
Cewe Stiftung & Co. KGAA	1,249	65,728

		402,318
CONSTRUCTION & ENGINEERING — 0.16%
Bauer AG	2,314	41,745

		41,745
CONSTRUCTION MATERIALS — 0.46%
BRAAS Monier Building Group SA	4,743	119,816

		119,816
CONSUMER FINANCE — 0.19%
Ferratum OYJ	1,861	49,003

		49,003

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.17%
QSC AGa	22,708	$43,764

		43,764
ELECTRICAL EQUIPMENT — 2.43%
Nordex SEb	15,681	451,739
SGL Carbon SEa,b	11,076	179,458

		631,197
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.54%
Jenoptik AG	10,408	140,412

		140,412
FOOD PRODUCTS — 1.81%
KWS Saat SE	560	182,973
Suedzucker AGa	19,851	289,160

		472,133
HEALTH CARE EQUIPMENT & SUPPLIES — 1.28%
Carl Zeiss Meditec AG Bearer	7,885	209,613
Draegerwerk AG & Co. KGaA	735	57,650
STRATEC Biomedical AG	1,146	66,131

		333,394
HEALTH CARE PROVIDERS & SERVICES — 1.10%
RHOEN-KLINIKUM AG	10,685	286,024

		286,024
HEALTH CARE TECHNOLOGY — 0.69%
CompuGroup Medical AG	5,804	178,941

		178,941
HOTELS, RESTAURANTS & LEISURE — 0.29%
Zeal Network SE	1,527	76,405

		76,405
INDUSTRIAL CONGLOMERATES — 3.29%
Indus Holding AG	5,629	263,487
Rheinmetall AG	9,597	591,654

		855,141
INTERNET & CATALOG RETAIL — 1.19%
Takkt AG	7,951	162,056
zooplus AGb	1,185	147,651

		309,707
INTERNET SOFTWARE & SERVICES — 0.53%
XING AG	676	137,630

		137,630
IT SERVICES — 6.56%
Bechtle AG	3,561	308,594
CANCOM SEa	3,610	122,179

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
GFT Technologies SE	3,867	$93,744
Wirecard AG	28,431	1,182,370

		1,706,887
LIFE SCIENCES TOOLS & SERVICES — 4.10%
Evotec AGa,b	25,535	108,239
Gerresheimer AG	7,605	550,738
MorphoSys AGb	5,781	408,284

		1,067,261
MACHINERY — 15.38%
DEUTZ AG	21,966	128,479
DMG Mori AG	9,573	366,151
Duerr AG	6,280	485,535
Gesco AG	683	52,270
Heidelberger Druckmaschinen AGa,b	59,263	143,433
KION Group AG	15,579	692,316
Krones AG	3,448	368,731
KUKA AGa	5,616	446,909
NORMA Group SE	7,722	380,191
Pfeiffer Vacuum Technology AG	2,392	253,121
R Stahl AG	622	24,498
Rational AG	827	339,479
SLM Solutions Group AGa,b	2,613	45,118
Vossloh AGb	2,261	163,788
Wacker Neuson SE	6,795	113,141

		4,003,160
MEDIA — 2.96%
Borussia Dortmund GmbH & Co. KGaA	18,915	89,016
CTS Eventim AG & Co. KGaA	10,496	366,642
Stroeer SE	5,333	313,720

		769,378
METALS & MINING — 3.21%
Aurubis AG	8,171	542,011
Salzgitter AGa	9,467	294,631

		836,642
PHARMACEUTICALS — 1.96%
STADA Arzneimittel AG	14,816	509,495

		509,495
PROFESSIONAL SERVICES — 0.97%
Amadeus Fire AG	1,262	118,853
Bertrandt AG	1,235	134,064

		252,917
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.64%
alstria office REIT-AG	21,070	281,537

Security	Shares	Value
Hamborner REIT AG	14,557	$146,506

		428,043
REAL ESTATE MANAGEMENT & DEVELOPMENT — 11.01%
ADLER Real Estate AGa,b	5,552	82,491
Deutsche Euroshop AG	11,136	495,060
DIC Asset AG	10,801	97,934
DO Deutsche Office AG	21,879	109,903
Grand City Properties SA	18,730	330,754
LEG Immobilien AG	13,829	1,036,332
PATRIZIA Immobilien AGb	8,376	196,528
TAG Immobilien AGa	24,224	276,587
TLG Immobilien AG	12,676	240,109

		2,865,698
ROAD & RAIL — 0.78%
Sixt SE	3,041	136,383
VTG AG	2,446	65,942

		202,325
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.68%
AIXTRON SEa,b	25,948	165,726
Dialog Semiconductor PLC[b]	17,927	859,029
Kontron AGb	11,430	40,074
Manz AGa,b	785	55,080
SMA Solar Technology AGb	2,534	98,724

		1,218,633
SOFTWARE — 2.52%
Init Innovation In Traffic Systems AG	1,326	33,876
Nemetschek AG	4,684	163,593
RIB Software AG	6,851	113,728
Software AG	12,445	343,874

		655,071
SPECIALTY RETAIL — 0.57%
Delticom AG	1,437	35,407
Hornbach Baumarkt AG	1,921	72,528
Tom Tailor Holding AGb	4,703	41,104

		149,039
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.18%
Wincor Nixdorf AG	7,216	307,250

		307,250
TEXTILES, APPAREL & LUXURY GOODS — 0.75%
Bijou Brigitte AG	994	59,164
Gerry Weber International AG	6,116	135,415

		194,579

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
THRIFTS & MORTGAGE FINANCE — 2.07%
Aareal Bank AG	14,506	$539,307

		539,307
TRADING COMPANIES & DISTRIBUTORS — 1.27%
BayWa AGa	3,241	109,418
Kloeckner & Co. SEa	24,271	219,850

		329,268
TRANSPORTATION INFRASTRUCTURE — 0.42%
Hamburger Hafen und Logistik AGa	5,946	108,232

		108,232
WIRELESS TELECOMMUNICATION SERVICES — 5.81%
Drillisch AG	11,622	525,065
Freenet AG	31,035	986,558

		1,511,623

TOTAL COMMON STOCKS
(Cost: $26,458,119)		24,617,130

PREFERRED STOCKS — 5.12%

BIOTECHNOLOGY — 0.45%
Biotest AG	4,797	116,181

		116,181
BUILDING PRODUCTS — 0.18%
Villeroy & Boch AG	3,055	46,469

		46,469
CONSTRUCTION MATERIALS — 0.38%
STO SE & Co. KGaA	617	97,999

		97,999
HEALTH CARE EQUIPMENT & SUPPLIES — 2.50%
Draegerwerk AG & Co. KGaA	1,842	175,065
Sartorius AG	2,158	475,145

		650,210
MACHINERY — 1.04%
Jungheinrich AG	3,878	270,799

		270,799
ROAD & RAIL — 0.57%
Sixt SE	4,100	149,306

		149,306

TOTAL PREFERRED STOCKS
(Cost: $1,228,586)		1,330,964

Security	Shares	Value
RIGHTS — 0.08%

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.08%
Patrizia Immobilien AGb	909	$21,328

		21,328

TOTAL RIGHTS
(Cost: $10,949)		21,328

SHORT-TERM INVESTMENTS — 10.47%

MONEY MARKET FUNDS — 10.47%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	2,574,245	2,574,245
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	147,826	147,826
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	3,390	3,390

		2,725,461

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,725,461)		2,725,461

TOTAL INVESTMENTS IN SECURITIES — 110.27%
(Cost: $30,423,115)		28,694,883
Other Assets, Less Liabilities — (10.27)%		(2,672,316)

NET ASSETS — 100.00%		$26,022,567

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® MSCI IRELAND CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 97.18%

AIRLINES — 3.83%
Ryanair Holdings PLC ADR	93,121	$6,793,177

		6,793,177
BANKS — 10.44%
Bank of Ireland[a]	46,571,484	18,525,083

		18,525,083
BEVERAGES — 3.83%
C&C Group PLC	1,708,900	6,797,618

		6,797,618
BUILDING PRODUCTS — 4.34%
Kingspan Group PLC	313,923	7,703,338

		7,703,338
CONSTRUCTION MATERIALS — 21.91%
CRH PLC	1,300,733	38,899,898

		38,899,898
CONTAINERS & PACKAGING — 4.25%
Smurfit Kappa Group PLC	255,562	7,549,806

		7,549,806
DIVERSIFIED FINANCIAL SERVICES — 0.24%
IFG Group PLC	192,750	431,953

		431,953
FOOD & STAPLES RETAILING — 0.94%
Fyffes PLC	481,988	753,394
Total Produce PLC	654,385	909,215

		1,662,609
FOOD PRODUCTS — 19.18%
Donegal Investment Group PLC	18,168	101,786
Glanbia PLC	387,024	7,749,509
Kerry Group PLC Class A	273,243	20,314,292
Origin Enterprises PLC	656,755	5,874,640

		34,040,227
HEALTH CARE PROVIDERS & SERVICES — 4.10%
UDG Healthcare PLC	938,292	7,280,405

		7,280,405
HOTELS, RESTAURANTS & LEISURE — 4.64%
Paddy Power PLC	74,987	8,234,245

		8,234,245
INSURANCE — 0.21%
FBD Holdings PLC	54,296	365,945

		365,945

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 0.19%
Datalex PLC	140,906	$347,347

		347,347
LIFE SCIENCES TOOLS & SERVICES — 4.23%
ICON PLC[a]	97,428	7,501,956

		7,501,956
MARINE — 3.28%
Irish Continental Group PLC	1,162,838	5,830,744

		5,830,744
OIL, GAS & CONSUMABLE FUELS — 0.06%
San Leon Energy PLC[a]	110,847	102,716

		102,716
PROFESSIONAL SERVICES — 0.18%
CPL Resources PLC	49,057	316,068

		316,068
REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.81%
Green REIT PLC	3,643,994	6,145,056
Hibernia REIT PLC	4,000,934	5,940,035

		12,085,091
TRADING COMPANIES & DISTRIBUTORS — 4.52%
Grafton Group PLC	696,013	8,017,806

		8,017,806

TOTAL COMMON STOCKS
(Cost: $160,470,032)		172,486,032

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	6,360	6,360

		6,360

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,360)		6,360

TOTAL INVESTMENTS IN SECURITIES — 97.18%
(Cost: $160,476,392)		172,492,392
Other Assets, Less Liabilities — 2.82%		5,003,307

NET ASSETS — 100.00%		$177,495,699

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NEW ZEALAND CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.76%

AIR FREIGHT & LOGISTICS — 1.64%
Freightways Ltd.	318,487	$1,058,830

		1,058,830
AIRLINES — 2.67%
Air New Zealand Ltd.	1,097,159	1,716,097

		1,716,097
CHEMICALS — 1.71%
Nuplex Industries Ltd.	445,111	1,099,280

		1,099,280
CONSTRUCTION MATERIALS — 9.17%
Fletcher Building Ltd.	1,294,271	5,901,100

		5,901,100
DIVERSIFIED TELECOMMUNICATION SERVICES — 13.71%
Chorus Ltd.[a]	859,777	1,393,802
Spark New Zealand Ltd.	3,470,249	7,427,669

		8,821,471
ELECTRIC UTILITIES — 15.98%
Contact Energy Ltd.	1,427,666	4,692,121
Genesis Energy Ltd.[b]	993,214	1,125,826
Infratil Ltd.	1,088,805	2,068,458
Mighty River Power Ltd.	1,365,288	2,394,855

		10,281,260
HEALTH CARE EQUIPMENT & SUPPLIES — 7.44%
Fisher & Paykel Healthcare Corp. Ltd.	1,042,999	4,788,474

		4,788,474
HEALTH CARE PROVIDERS & SERVICES — 7.23%
Metlifecare Ltd.	257,134	708,311
Ryman Healthcare Ltd.	577,203	2,796,181
Summerset Group Holdings Ltd.	471,976	1,150,683

		4,655,175
HEALTH CARE TECHNOLOGY — 0.39%
Orion Health Group Ltd.[a]	105,760	251,147

		251,147
HOTELS, RESTAURANTS & LEISURE — 4.11%
SKYCITY Entertainment Group Ltd.	1,075,504	2,642,524

		2,642,524
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 4.63%
Meridian Energy Ltd.	2,129,979	2,980,869

		2,980,869

Security	Shares	Value
INTERNET & CATALOG RETAIL — 2.77%
Trade Me Group Ltd.	804,855	$1,783,861

		1,783,861
MEDIA — 3.54%
Sky Network Television Ltd.	708,956	2,276,158

		2,276,158
MULTILINE RETAIL — 0.76%
Warehouse Group Ltd. (The)	297,960	490,576

		490,576
OIL, GAS & CONSUMABLE FUELS — 2.70%
Z Energy Ltd.	473,228	1,735,099

		1,735,099
REAL ESTATE INVESTMENT TRUSTS (REITS) — 9.98%
Argosy Property Ltd.	1,593,535	1,120,108
Goodman Property Trust	2,184,798	1,646,393
Kiwi Property Group Ltd.	2,479,036	2,056,503
Precinct Properties New Zealand Ltd.	2,183,334	1,596,899

		6,419,903
SOFTWARE — 2.62%
Diligent Corp.[a,b]	157,120	509,421
Xero Ltd.[a,b]	133,575	1,175,750

		1,685,171
TRANSPORTATION INFRASTRUCTURE — 8.71%
Auckland International Airport Ltd.	1,787,409	5,602,790

		5,602,790

TOTAL COMMON STOCKS
(Cost: $74,786,920)		64,189,785

SHORT-TERM INVESTMENTS — 3.79%

MONEY MARKET FUNDS — 3.79%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	2,297,468	2,297,468
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	131,932	131,932
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	11,989	11,989

		2,441,389

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,441,389)		2,441,389

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI NEW ZEALAND CAPPED ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 103.55%
(Cost: $77,228,309)	$66,631,174
Other Assets, Less Liabilities — (3.55)%	(2,287,038)

NET ASSETS — 100.00%	$64,344,136

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.82%

AIRLINES — 1.43%
Norwegian Air Shuttle ASA[a,b]	9,885	$438,524

		438,524
AUTO COMPONENTS — 0.30%
Kongsberg Automotive ASA[a]	174,855	90,916

		90,916
BANKS — 13.41%
DNB ASA	254,610	3,595,016
Sparebank 1 Nord Norge	35,955	167,652
SpareBank 1 SMN	46,815	339,160

		4,101,828
CHEMICALS — 6.51%
Borregaard ASA	37,035	229,662
Yara International ASA	40,035	1,763,164

		1,992,826
DIVERSIFIED FINANCIAL SERVICES — 0.64%
Aker ASA Class A	11,025	195,902

		195,902
DIVERSIFIED TELECOMMUNICATION SERVICES — 12.53%
Telenor ASA	194,655	3,832,536

		3,832,536
ENERGY EQUIPMENT & SERVICES — 11.59%
Akastor ASA[a,b]	64,530	91,191
Aker Solutions ASA	58,755	241,734
BW Offshore Ltd.	192,585	71,196
Fred Olsen Energy ASA[a,b]	15,630	69,879
Ocean Yield ASA	19,530	147,894
Petroleum Geo-Services ASA[b]	75,585	333,331
Prosafe SE	90,180	237,671
Seadrill Ltd.[b]	122,985	909,322
Subsea 7 SAa	89,580	752,069
TGS Nopec Geophysical Co. ASA[b]	36,225	691,197

		3,545,484
FOOD PRODUCTS — 12.58%
Austevoll Seafood ASA	47,325	276,542
Bakkafrost P/F	13,245	398,040
Leroy Seafood Group ASA	9,990	332,386
Marine Harvest ASA	102,675	1,221,993
Orkla ASA	184,665	1,343,347
Salmar ASA	18,420	276,779

		3,849,087

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.29%
Scatec Solar ASA[c]	17,235	$89,202

		89,202
INSURANCE — 5.88%
Gjensidige Forsikring ASA	71,745	1,051,519
Protector Forsikring ASA	21,120	158,675
Storebrand ASA[a]	173,940	589,725

		1,799,919
INTERNET SOFTWARE & SERVICES — 1.10%
Opera Software ASA[b]	53,940	335,137

		335,137
IT SERVICES — 0.87%
Atea ASA	30,825	265,592

		265,592
MACHINERY — 0.23%
Hexagon Composites ASA	38,535	68,932

		68,932
MARINE — 1.56%
Golden Ocean Group Ltd.[a,b]	46,140	137,560
Stolt-Nielsen Ltd.	13,890	208,711
Wilh Wilhelmsen ASA	27,900	130,093

		476,364
MEDIA — 4.49%
Schibsted ASA	21,840	703,479
Schibsted ASA Class Ba	21,825	671,502

		1,374,981
METALS & MINING — 4.56%
Norsk Hydro ASA	408,405	1,395,857

		1,395,857
OIL, GAS & CONSUMABLE FUELS — 17.99%
Avance Gas Holding Ltd.[c]	9,660	131,327
BW LPG Ltd.[c]	28,350	179,862
Det Norske Oljeselskap ASA[a,b]	42,810	246,993
DNO ASA[a,b]	245,610	278,987
Hoegh LNG Holdings Ltd.[b]	19,095	286,922
Statoil ASA	296,445	4,380,151

		5,504,242
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.43%
Entra ASA[c]	27,435	228,204
Norwegian Property ASA[a]	114,060	133,165
Selvaag Bolig ASA	24,480	75,903

		437,272

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2015

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.59%
Nordic Semiconductor ASA[a,b]	64,290	$357,582
REC Silicon ASA[a,b]	812,985	129,915

		487,497
SPECIALTY RETAIL — 0.65%
XXL ASA[c]	18,930	198,094

		198,094
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.19%
Thin Film Electronics ASA[a]	190,815	58,254

		58,254

TOTAL COMMON STOCKS
(Cost: $42,377,689)		30,538,446

SHORT-TERM INVESTMENTS — 12.85%

MONEY MARKET FUNDS — 12.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	3,716,682	3,716,682
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	213,430	213,430
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	2,190	2,190

		3,932,302

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,932,302)		3,932,302

TOTAL INVESTMENTS IN SECURITIES — 112.67%
(Cost: $46,309,991)		34,470,748
Other Assets, Less Liabilities — (12.67)%		(3,876,115)

NET ASSETS — 100.00%		$30,594,633

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2015

	iShares MSCI Denmark Capped ETF	iShares MSCI Finland Capped ETF	iShares MSCI Germany Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$53,402,571	$27,236,988	$27,697,654
Affiliated (Note 2)	2,073,112	1,806,398	2,725,461

Total cost of investments	$55,475,683	$29,043,386	$30,423,115

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$48,379,513	$23,477,153	$25,969,422
Affiliated (Note 2)	2,073,112	1,806,398	2,725,461

Total fair value of investments	50,452,625	25,283,551	28,694,883
Foreign currency, at value[b]	57,239	11,198	32,153
Receivables:
Investment securities sold	207,586	148,491	73,082
Dividends and interest	181,098	2,345	47,842

Total Assets	50,898,548	25,445,585	28,847,960

LIABILITIES
Payables:
Investment securities purchased	198,516	140,555	89,454
Collateral for securities on loan (Note 1)	2,066,802	1,804,729	2,722,071
Investment advisory fees (Note 2)	39,553	12,647	13,868

Total Liabilities	2,304,871	1,957,931	2,825,393

NET ASSETS	$48,593,677	$23,487,654	$26,022,567

Net assets consist of:
Paid-in capital	$53,726,882	$27,555,029	$28,308,853
Undistributed (distributions in excess of) net investment income	17,207	(4,507)	(15,811)
Accumulated net realized loss	(133,951)	(303,257)	(542,751)
Net unrealized depreciation	(5,016,461)	(3,759,611)	(1,727,724)

NET ASSETS	$48,593,677	$23,487,654	$26,022,567

Shares outstanding[c]	900,000	750,000	650,000

Net asset value per share	$53.99	$31.32	$40.03

[a]	Securities on loan with values of $1,967,126, $1,665,452 and $2,568,362, respectively. See Note 1.
[b]	Cost of foreign currency: $57,257, $10,974 and $31,666, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2015

	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$160,470,032	$74,786,920	$42,377,689
Affiliated (Note 2)	6,360	2,441,389	3,932,302

Total cost of investments	$160,476,392	$77,228,309	$46,309,991

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$172,486,032	$64,189,785	$30,538,446
Affiliated (Note 2)	6,360	2,441,389	3,932,302

Total fair value of investments	172,492,392	66,631,174	34,470,748
Foreign currency, at value[b]	86,027	13,010	88,267
Receivables:
Investment securities sold	11,081,969	893,844	458,091
Dividends and interest	126,019	201,070	44,781
Capital shares sold	1,269,746	—	3,681

Total Assets	185,056,153	67,739,098	35,065,568

LIABILITIES
Payables:
Investment securities purchased	7,510,373	822,913	525,949
Collateral for securities on loan (Note 1)	—	2,429,400	3,930,112
Capital shares redeemed	—	96,980	—
Investment advisory fees (Note 2)	50,081	45,669	14,874

Total Liabilities	7,560,454	3,394,962	4,470,935

NET ASSETS	$177,495,699	$64,344,136	$30,594,633

Net assets consist of:
Paid-in capital	$168,300,969	$84,710,999	$43,500,554
Undistributed (distributions in excess of) net investment income	(119,680)	4,504	66,974
Accumulated net realized loss	(2,738,794)	(9,773,163)	(1,132,546)
Net unrealized appreciation (depreciation)	12,053,204	(10,598,204)	(11,840,349)

NET ASSETS	$177,495,699	$64,344,136	$30,594,633

Shares outstanding[c]	4,400,000	2,000,000	1,500,000

Net asset value per share	$40.34	$32.17	$20.40

[a]	Securities on loan with values of $ —, $2,254,763 and $3,643,422, respectively. See Note 1.
[b]	Cost of foreign currency: $84,857, $13,623 and $89,103, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2015

	iShares MSCI Denmark Capped ETF	iShares MSCI Finland Capped ETF	iShares MSCI Germany Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,294,666	$568,547	$519,898
Interest — affiliated (Note 2)	2	1	2
Securities lending income — affiliated — net (Note 2)	26,586	14,809	39,639

Total investment income	1,321,254	583,357	559,539

EXPENSES
Investment advisory fees (Note 2)	325,691	139,994	168,903

Total expenses	325,691	139,994	168,903

Net investment income	995,563	443,363	390,636

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(293,374)	(542,062)	(562,241)
In-kind redemptions — unaffiliated	8,236,429	(126,417)	1,799,367
Foreign currency transactions	(9,268)	(9,282)	(19,742)

Net realized gain (loss)	7,933,787	(677,761)	1,217,384

Net change in unrealized appreciation/depreciation on:
Investments	(7,568,551)	(2,921,464)	(1,305,002)
Translation of assets and liabilities in foreign currencies	10,044	515	3,378

Net change in unrealized appreciation/depreciation	(7,558,507)	(2,920,949)	(1,301,624)

Net realized and unrealized gain (loss)	375,280	(3,598,710)	(84,240)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,370,843	$(3,155,347)	$306,396

[a]	Net of foreign withholding tax of $225,916, $99,251 and $57,853, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2015

	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,893,169 [b]	$6,966,739	$760,812
Interest — affiliated (Note 2)	6	5	1
Securities lending income — affiliated — net (Note 2)	—	84,298	46,925

Total investment income	1,893,175	7,051,042	807,738

EXPENSES
Investment advisory fees (Note 2)	480,393	635,624	136,883

Total expenses	480,393	635,624	136,883

Net investment income	1,412,782	6,415,418	670,855

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,514,900)	(5,638,787)	(1,449,250)
In-kind redemptions — unaffiliated	5,885,605	4,608,386	(620,681)
Foreign currency transactions	(24,767)	(135,837)	(17,849)

Net realized gain (loss)	3,345,938	(1,166,238)	(2,087,780)

Net change in unrealized appreciation/depreciation on:
Investments	7,442,595	(28,491,330)	(10,732,536)
Translation of assets and liabilities in foreign currencies	43,933	6,228	(1,035)

Net change in unrealized appreciation/depreciation	7,486,528	(28,485,102)	(10,733,571)

Net realized and unrealized gain (loss)	10,832,466	(29,651,340)	(12,821,351)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,245,248	$(23,235,922)	$(12,150,496)

[a]	Net of foreign withholding tax of $16,753, $1,169,812 and $178,192, respectively.
[b]	Includes $471,409 related to a special distribution from Paddy Power PLC.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI Denmark Capped ETF		iShares MSCI Finland Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$995,563	$438,163	$443,363	$1,270,677
Net realized gain (loss)	7,933,787	2,686,080	(677,761)	2,836,921
Net change in unrealized appreciation/depreciation	(7,558,507)	2,065,418	(2,920,949)	(745,524)

Net increase (decrease) in net assets resulting from operations	1,370,843	5,189,661	(3,155,347)	3,362,074

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(976,596)	(429,223)	(460,665)	(1,306,010)

Total distributions to shareholders	(976,596)	(429,223)	(460,665)	(1,306,010)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	99,033,157	54,081,563	40,321,518	41,854,637
Cost of shares redeemed	(111,468,767)	(7,617,090)	(49,463,373)	(17,316,047)

Net increase (decrease) in net assets from capital share transactions	(12,435,610)	46,464,473	(9,141,855)	24,538,590

INCREASE (DECREASE) IN NET ASSETS	(12,041,363)	51,224,911	(12,757,867)	26,594,654

NET ASSETS
Beginning of year	60,635,040	9,410,129	36,245,521	9,650,867

End of year	$48,593,677	$60,635,040	$23,487,654	$36,245,521

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$17,207	$7,508	$(4,507)	$(5,095)

SHARES ISSUED AND REDEEMED
Shares sold	1,850,000	1,100,000	1,200,000	1,200,000
Shares redeemed	(2,150,000)	(150,000)	(1,500,000)	(500,000)

Net increase (decrease) in shares outstanding	(300,000)	950,000	(300,000)	700,000

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$390,636	$576,705	$1,412,782	$1,834,427
Net realized gain	1,217,384	1,700,465	3,345,938	19,568,580
Net change in unrealized appreciation/depreciation	(1,301,624)	(1,103,713)	7,486,528	(10,845,617)

Net increase in net assets resulting from operations	306,396	1,173,457	12,245,248	10,557,390

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(482,393)	(531,877)	(1,615,175)	(2,720,783)
From net realized gain	—	—	(622,810)	—

Total distributions to shareholders	(482,393)	(531,877)	(2,237,985)	(2,720,783)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,932,930	35,750,487	89,533,413	94,501,974
Cost of shares redeemed	(20,717,059)	(9,772,265)	(49,024,326)	(59,480,165)

Net increase (decrease) in net assets from capital share transactions	(10,784,129)	25,978,222	40,509,087	35,021,809

INCREASE (DECREASE) IN NET ASSETS	(10,960,126)	26,619,802	50,516,350	42,858,416

NET ASSETS
Beginning of year	36,982,693	10,362,891	126,979,349	84,120,933

End of year	$26,022,567	$36,982,693	$177,495,699	$126,979,349

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(15,811)	$56,016	$(119,680)	$64,598

SHARES ISSUED AND REDEEMED
Shares sold	250,000	900,000	2,250,000	2,600,000
Shares redeemed	(550,000)	(250,000)	(1,450,000)	(1,700,000)

Net increase (decrease) in shares outstanding	(300,000)	650,000	800,000	900,000

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI New Zealand Capped ETF		iShares MSCI Norway Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,415,418	$6,584,735	$670,855	$531,932
Net realized gain (loss)	(1,166,238)	11,645,662	(2,087,780)	2,290,477
Net change in unrealized appreciation/depreciation	(28,485,102)	14,284,330	(10,733,571)	(1,059,184)

Net increase (decrease) in net assets resulting from operations	(23,235,922)	32,514,727	(12,150,496)	1,763,225

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(7,000,765)	(6,688,512)	(624,192)	(494,680)

Total distributions to shareholders	(7,000,765)	(6,688,512)	(624,192)	(494,680)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,238,478	38,813,459	56,764,370	23,205,852
Cost of shares redeemed	(78,103,248)	(50,275,192)	(35,674,721)	(13,526,145)

Net increase (decrease) in net assets from capital share transactions	(64,864,770)	(11,461,733)	21,089,649	9,679,707

INCREASE (DECREASE) IN NET ASSETS	(95,101,457)	14,364,482	8,314,961	10,948,252

NET ASSETS
Beginning of year	159,445,593	145,081,111	22,279,672	11,331,420

End of year	$64,344,136	$159,445,593	$30,594,633	$22,279,672

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$4,504	$(34,931)	$66,974	$38,027

SHARES ISSUED AND REDEEMED
Shares sold	350,000	950,000	2,300,000	700,000
Shares redeemed	(2,250,000)	(1,300,000)	(1,500,000)	(400,000)

Net increase (decrease) in shares outstanding	(1,900,000)	(350,000)	800,000	300,000

See notes to financial statements.

FINANCIAL STATEMENTS	37

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Denmark Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$50.53	$37.64	$29.32	$26.12

Income from investment operations:
Net investment income[b]	0.84	0.65	0.33	0.32
Net realized and unrealized gain[c]	3.43	12.66	8.40	3.20

Total from investment operations	4.27	13.31	8.73	3.52

Less distributions from:
Net investment income	(0.81)	(0.42)	(0.41)	(0.32)

Total distributions	(0.81)	(0.42)	(0.41)	(0.32)

Net asset value, end of period	$53.99	$50.53	$37.64	$29.32

Total return	8.43%	35.33%	29.94%	13.58%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$48,594	$60,635	$9,410	$5,864
Ratio of expenses to average net assets[e]	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[e]	1.62%	1.32%	0.96%	1.87%
Portfolio turnover rate[f]	9%	9%	12%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Finland Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$34.52	$27.57	$22.10	$25.63

Income from investment operations:
Net investment income[b]	0.56	1.72	0.90	1.01
Net realized and unrealized gain (loss)[c]	(3.25)	6.37	5.47	(3.50)

Total from investment operations	(2.69)	8.09	6.37	(2.49)

Less distributions from:
Net investment income	(0.51)	(1.14)	(0.90)	(1.00)
Return of capital	—	—	—	(0.04)

Total distributions	(0.51)	(1.14)	(0.90)	(1.04)

Net asset value, end of period	$31.32	$34.52	$27.57	$22.10

Total return	(7.90)%	29.25%	29.10%	(9.52)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$23,488	$36,246	$9,651	$2,210
Ratio of expenses to average net assets[e]	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[e]	1.68%	4.95%	3.38%	7.04%
Portfolio turnover rate[f]	12%	14%	12%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$38.93	$34.54	$26.69	$25.84

Income from investment operations:
Net investment income[b]	0.53	0.70	0.67	0.57
Net realized and unrealized gain[c]	1.26	4.26	7.81	0.79

Total from investment operations	1.79	4.96	8.48	1.36

Less distributions from:
Net investment income	(0.69)	(0.57)	(0.63)	(0.51)

Total distributions	(0.69)	(0.57)	(0.63)	(0.51)

Net asset value, end of period	$40.03	$38.93	$34.54	$26.69

Total return	4.61%	14.21%	31.93%	5.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$26,023	$36,983	$10,363	$2,669
Ratio of expenses to average net assets[e]	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets[e]	1.36%	1.72%	2.09%	3.54%
Portfolio turnover rate[f]	18%	15%	19%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Ireland Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$35.27	$31.16	$20.90	$19.32	$18.85

Income from investment operations:
Net investment income[a]	0.52 [b]	0.47	0.56	0.38	0.52
Net realized and unrealized gain[c]	5.43	4.32	10.06	1.56	0.66

Total from investment operations	5.95	4.79	10.62	1.94	1.18

Less distributions from:
Net investment income	(0.62)	(0.68)	(0.36)	(0.36)	(0.71)
Net realized gain	(0.26)	—	—	—	—

Total distributions	(0.88)	(0.68)	(0.36)	(0.36)	(0.71)

Net asset value, end of year	$40.34	$35.27	$31.16	$20.90	$19.32

Total return	17.10%	15.45%	51.07%	10.11%	6.03%

Ratios/Supplemental data:
Net assets, end of year (000s)	$177,496	$126,979	$84,121	$8,359	$4,830
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.52%
Ratio of net investment income to average net assets	1.41%[b]	1.30%	2.03%	1.91%	2.47%
Portfolio turnover rate[d]	26%	31%	29%	21%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a special distribution from Paddy Power PLC. Excluding such special distribution, the net investment income would have been $0.34 per share and 0.94% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI New Zealand Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Period from Sept. 1, 2010[a] to Aug. 31, 2011
Net asset value, beginning of period	$40.88	$34.14	$31.12	$32.41	$25.55

Income from investment operations:
Net investment income[b]	1.87	1.68	1.45	1.25	1.41
Net realized and unrealized gain (loss)[c]	(8.57)	6.78	3.23	(0.50)	6.49

Total from investment operations	(6.70)	8.46	4.68	0.75	7.90

Less distributions from:
Net investment income	(2.01)	(1.72)	(1.66)	(2.04)	(1.04)

Total distributions	(2.01)	(1.72)	(1.66)	(2.04)	(1.04)

Net asset value, end of period	$32.17	$40.88	$34.14	$31.12	$32.41

Total return	(17.01)%	25.02%	15.15%	3.30%	31.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$64,344	$159,446	$145,081	$104,263	$134,494
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.51%	0.53%	0.51%
Ratio of net investment income to average net assets[e]	4.83%	4.17%	4.07%	4.21%	4.65%
Portfolio turnover rate[f]	14%	20%	26%	12%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Norway Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 23, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$31.83	$28.33	$27.37	$25.94

Income from investment operations:
Net investment income[b]	0.64	1.09	0.92	0.82
Net realized and unrealized gain (loss)[c]	(11.49)	3.43	0.85	1.26

Total from investment operations	(10.85)	4.52	1.77	2.08

Less distributions from:
Net investment income	(0.58)	(1.02)	(0.81)	(0.65)

Total distributions	(0.58)	(1.02)	(0.81)	(0.65)

Net asset value, end of period	$20.40	$31.83	$28.33	$27.37

Total return	(34.32)%	15.91%	6.61%	8.32%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$30,595	$22,280	$11,331	$5,474
Ratio of expenses to average net assets[e]	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[e]	2.60%	3.48%	3.16%	5.16%
Portfolio turnover rate[f]	14%	12%	10%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Denmark Capped	Non-diversified
MSCI Finland Capped	Non-diversified
MSCI Germany Small-Cap	Non-diversified
MSCI Ireland Capped	Non-diversified
MSCI New Zealand Capped	Non-diversified
MSCI Norway Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Denmark Capped
Investments:
Assets:
Common Stocks	$48,379,513	$—	$—	$48,379,513
Money Market Funds	2,073,112	—	—	2,073,112

Total	$50,452,625	$—	$—	$50,452,625

MSCI Finland Capped
Investments:
Assets:
Common Stocks	$23,477,153	$—	$—	$23,477,153
Money Market Funds	1,806,398	—	—	1,806,398

Total	$25,283,551	$—	$—	$25,283,551

MSCI Germany Small-Cap
Investments:
Assets:
Common Stocks	$24,617,130	$—	$—	$24,617,130
Preferred Stocks	1,330,964	—	—	1,330,964
Rights	—	21,328	—	21,328
Money Market Funds	2,725,461	—	—	2,725,461

Total	$28,673,555	$21,328	$—	$28,694,883

MSCI Ireland Capped
Investments:
Assets:
Common Stocks	$172,486,032	$—	$—	$172,486,032
Money Market Funds	6,360	—	—	6,360

Total	$172,492,392	$—	$—	$172,492,392

MSCI New Zealand Capped
Investments:
Assets:
Common Stocks	$64,189,785	$—	$—	$64,189,785
Money Market Funds	2,441,389	—	—	2,441,389

Total	$66,631,174	$—	$—	$66,631,174

MSCI Norway Capped
Investments:
Assets:
Common Stocks	$30,538,446	$—	$—	$30,538,446
Money Market Funds	3,932,302	—	—	3,932,302

Total	$34,470,748	$—	$—	$34,470,748

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Denmark Capped	$1,967,126	$1,967,126	$—
MSCI Finland Capped	1,665,452	1,665,452	—
MSCI Germany Small-Cap	2,568,362	2,568,362	—
MSCI New Zealand Capped	2,254,763	2,254,763	—
MSCI Norway Capped	3,643,422	3,643,422	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA, manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Denmark Capped	0.53%
MSCI Finland Capped	0.53
MSCI Germany Small-Cap	0.59
MSCI Norway Capped	0.53

For its investment advisory services to each of the iShares MSCI Ireland Capped and iShares MSCI New Zealand Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion
The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Denmark Capped	$7,624
MSCI Finland Capped	4,463
MSCI Germany Small-Cap	11,637
MSCI New Zealand Capped	24,812
MSCI Norway Capped	13,545

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark Capped	$5,109,185	$5,157,188
MSCI Finland Capped	3,194,581	3,158,744
MSCI Germany Small-Cap	7,197,047	5,262,822
MSCI Ireland Capped	27,028,537	30,322,329
MSCI New Zealand Capped	18,115,485	18,837,454
MSCI Norway Capped	3,810,475	3,584,851

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark Capped	$98,621,428	$111,086,061
MSCI Finland Capped	40,242,021	49,383,566
MSCI Germany Small-Cap	8,006,278	20,661,429
MSCI Ireland Capped	87,524,138	48,804,059
MSCI New Zealand Capped	11,333,117	77,624,135
MSCI Norway Capped	56,669,386	35,582,683

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each fund invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Denmark Capped	$8,006,356	$(9,268)	$(7,997,088)
MSCI Finland Capped	(670,229)	17,890	652,339
MSCI Germany Small-Cap	1,469,666	19,930	(1,489,596)
MSCI Ireland Capped	5,686,194	18,115	(5,704,309)
MSCI New Zealand Capped	2,292,491	624,782	(2,917,273)
MSCI Norway Capped	(1,083,314)	(17,716)	1,101,030

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Denmark Capped
Ordinary income	$976,596	$429,223

MSCI Finland Capped
Ordinary income	$460,665	$1,306,010

MSCI Germany Small-Cap
Ordinary income	$482,393	$531,877

MSCI Ireland Capped
Long-term capital gain	$127,585	—
Ordinary income	$2,110,400	$2,720,783

	$2,237,985	$2,720,783

MSCI New Zealand Capped
Ordinary income	$7,000,765	$6,688,512

MSCI Norway Capped
Ordinary income	$624,192	$494,680

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Denmark Capped	$17,207	$(10,389)	$(5,100,142)	$(39,881)	$(5,133,205)
MSCI Finland Capped	–	(85,269)	(3,942,798)	(39,308)	(4,067,375)
MSCI Germany Small-Cap	1,181	(29,936)	(1,909,271)	(348,260)	(2,286,286)
MSCI Ireland Capped	42,248	(54,547)	10,003,044	(796,015)	9,194,730
MSCI New Zealand Capped	4,500	(4,527,597)	(11,610,157)	(4,233,609)	(20,366,863)
MSCI Norway Capped	66,974	(128,348)	(12,226,428)	(618,119)	(12,905,921)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring
MSCI Denmark Capped	$10,389
MSCI Finland Capped	85,269
MSCI Germany Small-Cap	29,936
MSCI Ireland Capped	54,547
MSCI New Zealand Capped	4,527,597
MSCI Norway Capped	128,348

For the year ended August 31, 2015, the iShares MSCI Denmark Capped ETF utilized $3,437 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Denmark Capped	$55,559,364	$651,980	$(5,758,719)	$(5,106,739)
MSCI Finland Capped	29,226,573	225,722	(4,168,744)	(3,943,022)
MSCI Germany Small-Cap	30,604,662	2,096,119	(4,005,898)	(1,909,779)
MSCI Ireland Capped	162,526,561	15,321,820	(5,355,989)	9,965,831
MSCI New Zealand Capped	78,240,266	3,151,905	(14,760,997)	(11,609,092)
MSCI Norway Capped	46,696,070	39,463	(12,264,785)	(12,225,322)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of open tax years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	55

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland Capped ETF, iShares MSCI New Zealand Capped ETF and iShares MSCI Norway Capped ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI Denmark Capped	$1,448,874
MSCI Finland Capped	624,344
MSCI Germany Small-Cap	527,840
MSCI Ireland Capped	1,848,571
MSCI New Zealand Capped	7,476,296
MSCI Norway Capped	721,229

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark Capped	$1,520,582	$224,513
MSCI Finland Capped	667,798	99,087
MSCI Germany Small-Cap	577,751	57,750
MSCI Ireland Capped	1,909,922	16,753
MSCI New Zealand Capped	8,136,551	1,169,693
MSCI Norway Capped	939,004	178,104

Under Section 852(b)(3)(C) of the Code, the iShares MSCI Ireland Capped ETF hereby designates $127,585 as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2015.

Under Section 871(k)(2)(C) of the Code, the iShares MSCI Ireland Capped ETF hereby designates $495,225 as short-term capital gain dividends for the fiscal year ended August 31, 2015.

TAX INFORMATION	57

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI Denmark Capped ETF and iShares MSCI Norway Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Finland Capped ETF and iShares MSCI Germany Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

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comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or

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purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI Ireland Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

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focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s

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securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares MSCI New Zealand Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to

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Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

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iSHARES® TRUST

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Denmark Capped	$0.813580	$—	$—	$0.813580	100%	—%	—%	100%
MSCI Finland Capped	0.508505	—	0.003345	0.511850	99	—	1	100
MSCI Germany Small-Cap	0.655209	—	0.033924	0.689133	95	—	5	100
MSCI Ireland Capped	0.622248	0.254209	—	0.876457	71	29	—	100
MSCI Norway Capped	0.582981	—	—	0.582981	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Denmark Capped ETF

Period Covered: January 25, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.12%
Greater than 2.5% and Less than 3.0%	1	0.12
Greater than 2.0% and Less than 2.5%	1	0.12
Greater than 1.5% and Less than 2.0%	7	0.81
Greater than 1.0% and Less than 1.5%	16	1.85
Greater than 0.5% and Less than 1.0%	135	15.64
Between 0.5% and –0.5%	625	72.41
Less than –0.5% and Greater than –1.0%	53	6.14
Less than –1.0% and Greater than –1.5%	18	2.09
Less than –1.5% and Greater than –2.0%	4	0.46
Less than –2.0% and Greater than –2.5%	1	0.12
Less than –2.5% and Greater than –3.0%	1	0.12

	863	100.00%

iShares MSCI Finland Capped ETF

Period Covered: January 25, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.12%
Greater than 2.0% and Less than 2.5%	2	0.23
Greater than 1.5% and Less than 2.0%	8	0.93
Greater than 1.0% and Less than 1.5%	23	2.67
Greater than 0.5% and Less than 1.0%	149	17.26
Between 0.5% and –0.5%	606	70.21
Less than –0.5% and Greater than –1.0%	54	6.26
Less than –1.0% and Greater than –1.5%	13	1.51
Less than –1.5% and Greater than –2.0%	5	0.58
Less than –2.0%	2	0.23

	863	100.00%

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Germany Small-Cap ETF

Period Covered: January 25, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.12%
Greater than 1.5% and Less than 2.0%	8	0.93
Greater than 1.0% and Less than 1.5%	20	2.32
Greater than 0.5% and Less than 1.0%	115	13.33
Between 0.5% and –0.5%	644	74.61
Less than –0.5% and Greater than –1.0%	59	6.84
Less than –1.0% and Greater than –1.5%	14	1.62
Less than –1.5%	2	0.23

	863	100.00%

iShares MSCI Ireland Capped ETF

Period Covered: May 5, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.08%
Greater than 4.5% and Less than 5.0%	1	0.08
Greater than 4.0% and Less than 4.5%	1	0.08
Greater than 3.5% and Less than 4.0%	2	0.15
Greater than 3.0% and Less than 3.5%	8	0.62
Greater than 2.5% and Less than 3.0%	12	0.92
Greater than 2.0% and Less than 2.5%	47	3.62
Greater than 1.5% and Less than 2.0%	145	11.17
Greater than 1.0% and Less than 1.5%	321	24.73
Greater than 0.5% and Less than 1.0%	249	19.18
Between 0.5% and –0.5%	415	31.98
Less than –0.5% and Greater than –1.0%	64	4.93
Less than –1.0% and Greater than –1.5%	15	1.16
Less than –1.5% and Greater than –2.0%	10	0.77
Less than –2.0% and Greater than –2.5%	2	0.15
Less than –2.5% and Greater than –3.0%	2	0.15
Less than –3.0%	3	0.23

	1,298	100.00%

SUPPLEMENTAL INFORMATION	73

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI New Zealand Capped ETF

Period Covered: September 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.16%
Greater than 2.0% and Less than 2.5%	4	0.33
Greater than 1.5% and Less than 2.0%	10	0.82
Greater than 1.0% and Less than 1.5%	56	4.61
Greater than 0.5% and Less than 1.0%	203	16.71
Between 0.5% and –0.5%	764	62.88
Less than –0.5% and Greater than –1.0%	117	9.63
Less than –1.0% and Greater than –1.5%	33	2.72
Less than –1.5% and Greater than –2.0%	13	1.07
Less than –2.0% and Greater than –2.5%	8	0.66
Less than –2.5% and Greater than –3.0%	3	0.25
Less than –3.0%	2	0.16

	1,215	100.00%

iShares MSCI Norway Capped ETF

Period Covered: January 23, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.12%
Greater than 2.0% and Less than 2.5%	1	0.12
Greater than 1.5% and Less than 2.0%	8	0.92
Greater than 1.0% and Less than 1.5%	22	2.54
Greater than 0.5% and Less than 1.0%	137	15.84
Between 0.5% and –0.5%	592	68.44
Less than –0.5% and Greater than –1.0%	72	8.32
Less than –1.0% and Greater than –1.5%	27	3.12
Less than –1.5% and Greater than –2.0%	4	0.46
Less than –2.0%	1	0.12

	865	100.00%

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	77

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-88-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares MSCI India ETF | INDA | BATS
➢	iShares MSCI India Small-Cap ETF | SMIN | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(8.05)%	(8.78)%	(7.65)%	(8.05)%	(8.78)%	(7.65)%
Since Inception	3.34%	3.27%	3.88%	12.49%	12.21%	14.58%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$856.20	$3.13	$1,000.00	$1,021.80	$3.41	0.67%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDIA ETF

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -8.05%, net of fees, while the total return for the Index was -7.65%.

As represented by the Index, Indian stocks posted a negative return for the reporting period but outperformed broader international equity indexes. The Indian rupee depreciated by 8% relative to the U.S. dollar over the reporting period, which meaningfully detracted from the Index’s performance. In addition, like most global equity markets, India declined late in the reporting period, sparked by a sharp correction in China’s equity market.

India’s economy grew by 7% for the 12 months ended June 30, 2015, up from 6.7% for the prior 12 months. India has experienced an increase in foreign direct investment thus far in 2015, but domestic investment has been stagnant due to a lack of demand. In addition, corporate earnings growth has been anemic and freight-traffic growth has been flat. Inflation in India experienced a downward trend, falling to a record low by the end of the reporting period.

In U.S. dollar terms, the energy sector was the main detractor from the Index’s performance for the reporting period, largely due to steep declines in energy prices. The materials sector was also a large detractor from the Index’s return. Within the materials sector, the metals and mining industry detracted the most as commodity prices fell sharply. Conversely, the healthcare and information technology sectors delivered positive contributions to the Index’s return. In the healthcare sector, the pharmaceuticals industry performed well, while the software and services industry aided performance in the information technology sector for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Information Technology	21.90%
Financials	15.98
Health Care	13.73
Consumer Staples	11.51
Energy	9.53
Consumer Discretionary	8.54
Industrials	7.14
Materials	5.70
Telecommunication Services	4.32
Utilities	1.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Infosys Ltd.	10.40%
Housing Development Finance Corp. Ltd.	9.18
Tata Consultancy Services Ltd.	6.24
Reliance Industries Ltd.	5.73
Sun Pharmaceuticals Industries Ltd.	4.48
ITC Ltd.	3.78
Hindustan Unilever Ltd.	3.37
HCL Technologies Ltd.	2.82
Larsen & Toubro Ltd.	2.62
Dr. Reddy’s Laboratories Ltd.	2.62

TOTAL	51.24%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA SMALL-CAP ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.87%	3.42%	2.73%	2.87%	3.42%	2.73%
Since Inception	7.99%	8.01%	8.37%	31.48%	31.59%	33.15%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$890.20	$3.53	$1,000.00	$1,021.50	$3.77	0.74%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 2.87%, net of fees, while the total return for the Index was 2.73%.

As represented by the Index, Indian small-capitalization stocks posted a positive return for the reporting period and outperformed Indian large-capitalization stocks. The Indian rupee depreciated by 8% relative to the U.S. dollar over the reporting period, which meaningfully detracted from the Index’s performance. However, the performance of small-cap stocks was strong enough to offset the Indian rupee’s weakness during the reporting period.

The Index benefited from improving economic fundamentals and investor optimism. India’s economy grew by 7% for the 12 months ended June 30, 2015, up from 6.7% for the prior 12 months. India’s government continued to enact market reform measures while opening its borders to foreign investment. Investors have largely followed suit, as India has experienced an increase in foreign direct investment thus far in 2015, though domestic investment has been stagnant due to a lack of demand. In addition, corporate earnings growth has been anemic and freight-traffic growth has been flat.

Declining oil and gas prices had a relatively large positive impact on India’s economy during the reporting period. With few domestic energy resources and a large population, India is highly dependent on importing oil and gas. The beneficial effect of lower oil prices was evident in India’s declining trade deficit and its lower inflation rate. The trade deficit — amount by which total imports exceed total exports — narrowed to nearly even from a record high a few years ago, while inflation rapidly declined to a record low by the end of the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Industrials	21.90%
Financials	19.32
Consumer Discretionary	18.89
Materials	11.08
Health Care	9.28
Information Technology	9.10
Utilities	5.06
Consumer Staples	3.79
Energy	1.04
Telecommunication Services	0.54

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Ashok Leyland Ltd.	2.56%
Page Industries Ltd.	1.94
Federal Bank Ltd.	1.84
MindTree Ltd.	1.73
Havells India Ltd.	1.60
Torrent Pharmaceuticals Ltd.	1.58
Crompton Greaves Ltd.	1.48
MAX India Ltd.	1.46
SKS Microfinance Ltd.	1.11
Suzlon Energy Ltd.	1.08

TOTAL	16.38%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI INDIA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.86%

AUTO COMPONENTS — 2.03%
Bharat Forge Ltd.	1,288,927	$22,645,173
Bosch Ltd.	92,719	32,373,820
Motherson Sumi Systems Ltd.	3,905,939	17,833,057

		72,852,050
AUTOMOBILES — 5.35%
Bajaj Auto Ltd.	1,032,504	34,678,777
Hero Motocorp Ltd.	614,236	22,150,380
Mahindra & Mahindra Ltd.	4,585,134	84,211,961
Tata Motors Ltd.[a]	9,903,106	50,673,810

		191,714,928
BANKS — 3.52%
ICICI Bank Ltd.	13,565,386	56,710,354
State Bank of India	18,618,848	69,279,760

		125,990,114
BEVERAGES — 1.29%
United Breweries Ltd.	813,307	10,458,902
United Spirits Ltd.[a]	715,242	35,586,719

		46,045,621
CHEMICALS — 1.98%
Asian Paints Ltd.	3,540,576	45,197,936
UPL Ltd.	3,427,792	25,914,056

		71,111,992
CONSTRUCTION & ENGINEERING — 2.62%
Larsen & Toubro Ltd.	3,890,678	93,815,235

		93,815,235
CONSTRUCTION MATERIALS — 2.04%
ACC Ltd.	554,401	11,132,639
Ambuja Cements Ltd.	8,399,469	26,180,820
Shree Cement Ltd.	102,873	16,682,062
Ultratech Cement Ltd.	438,916	19,080,548

		73,076,069
CONSUMER FINANCE — 0.98%
Mahindra & Mahindra Financial Services Ltd.	3,429,047	13,032,700
Shriram Transport Finance Co. Ltd.	1,814,660	22,194,950

		35,227,650
DIVERSIFIED FINANCIAL SERVICES — 0.69%
Power Finance Corp. Ltd.	3,248,341	10,953,225
Rural Electrification Corp. Ltd.	3,644,894	13,885,963

		24,839,188

Security	Shares	Value
ELECTRIC UTILITIES — 0.35%
Tata Power Co. Ltd.	13,643,805	$12,427,716

		12,427,716
ELECTRICAL EQUIPMENT — 0.69%
Bharat Heavy Electricals Ltd.	7,227,635	24,621,255

		24,621,255
FOOD PRODUCTS — 1.03%
GlaxoSmithKline Consumer Healthcare Ltd.	124,188	11,420,626
Nestle India Ltd.	284,711	25,549,680

		36,970,306
GAS UTILITIES — 0.58%
GAIL (India) Ltd.	4,682,187	20,855,894

		20,855,894
HEALTH CARE PROVIDERS & SERVICES — 0.53%
Apollo Hospitals Enterprise Ltd.	941,484	18,981,224

		18,981,224
HOUSEHOLD PRODUCTS — 3.37%
Hindustan Unilever Ltd.	9,318,185	120,677,329

		120,677,329
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.72%
NTPC Ltd.	14,203,249	25,949,373

		25,949,373
INDUSTRIAL CONGLOMERATES — 0.86%
Aditya Birla Nuvo Ltd.	464,349	14,288,467
Siemens Ltd.	876,336	16,674,443

		30,962,910
IT SERVICES — 21.87%
HCL Technologies Ltd.	6,918,636	101,065,686
Infosys Ltd.	22,609,193	372,222,652
Tata Consultancy Services Ltd.	5,784,022	223,099,235
Tech Mahindra Ltd.	2,838,831	21,993,200
Wipro Ltd.	7,595,164	65,331,550

		783,712,323
LIFE SCIENCES TOOLS & SERVICES — 0.49%
Divi’s Laboratories Ltd.	489,947	17,424,351

		17,424,351
MACHINERY — 1.20%
Eicher Motors Ltd.	150,281	42,987,035

		42,987,035

CONSOLIDATED SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA ETF

August 31, 2015

Security	Shares	Value
MEDIA — 1.15%
Zee Entertainment Enterprises Ltd.	7,090,388	$41,043,720

		41,043,720
METALS & MINING — 1.67%
Hindalco Industries Ltd.	13,720,025	16,521,820
JSW Steel Ltd.	1,040,948	14,407,284
Tata Steel Ltd.	3,704,431	12,560,794
Vedanta Ltd.	10,943,235	16,239,942

		59,729,840
OIL, GAS & CONSUMABLE FUELS — 9.51%
Bharat Petroleum Corp. Ltd.	2,135,230	28,369,088
Cairn India Ltd.	5,536,343	12,405,239
Coal India Ltd.	8,548,785	47,113,161
Oil & Natural Gas Corp. Ltd.	10,526,632	37,894,292
Oil India Ltd.	1,479,269	10,001,617
Reliance Industries Ltd.	15,926,711	205,064,640

		340,848,037
PERSONAL PRODUCTS — 2.04%
Dabur India Ltd.	6,484,748	26,636,487
Godrej Consumer Products Ltd.	1,466,095	29,384,756
Marico Ltd.	2,777,984	16,947,896

		72,969,139
PHARMACEUTICALS — 12.70%
Aurobindo Pharma Ltd.	3,233,282	36,625,218
Cipla Ltd.	4,248,221	43,594,192
Dr. Reddy’s Laboratories Ltd.	1,445,877	93,585,599
Glenmark Pharmaceuticals Ltd.	1,701,101	29,551,432
Lupin Ltd.	2,712,025	78,965,927
Piramal Enterprises Ltd.	849,283	12,441,884
Sun Pharmaceuticals Industries Ltd.	11,843,110	160,155,904

		454,920,156
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.12%
DLF Ltd.	2,630,969	4,389,236

		4,389,236
ROAD & RAIL — 0.24%
Container Corp. of India Ltd.	407,822	8,742,636

		8,742,636
THRIFTS & MORTGAGE FINANCE — 10.64%
Housing Development Finance Corp. Ltd.	18,416,413	328,614,190
Indiabulls Housing Finance Ltd.	2,625,604	29,822,675

Security	Shares	Value
LIC Housing Finance Ltd.	3,415,141	$22,759,044

		381,195,909
TOBACCO — 3.77%
ITC Ltd.	27,614,314	135,070,240

		135,070,240
TRANSPORTATION INFRASTRUCTURE — 1.52%
Adani Ports & Special Economic Zone Ltd.	10,187,924	54,476,083

		54,476,083
WIRELESS TELECOMMUNICATION SERVICES — 4.31%
Bharti Airtel Ltd.	14,755,143	78,642,304
Bharti Infratel Ltd.	5,832,994	35,076,937
Idea Cellular Ltd.	13,281,517	31,138,389
Reliance Communications Ltd.[a]	10,718,498	9,738,959

		154,596,589

TOTAL COMMON STOCKS
(Cost: $3,664,201,714)		3,578,224,148

TOTAL INVESTMENTS IN SECURITIES — 99.86%
(Cost: $3,664,201,714)		3,578,224,148
Other Assets, Less Liabilities — 0.14%		5,137,551

NET ASSETS — 100.00%		$3,583,361,699

[a]	Non-income earning security.

See notes to consolidated financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.90%

AIR FREIGHT & LOGISTICS — 0.79%
Blue Dart Express Ltd.	4,836	$496,640

		496,640
AIRLINES — 0.20%
Jet Airways India Ltd.[a]	24,960	126,931

		126,931
AUTO COMPONENTS — 5.11%
Apollo Tyres Ltd.	240,732	651,850
Asahi India Glass Ltd.[a]	57,635	130,573
Balkrishna Industries Ltd.	38,659	373,243
Castex Technologies Ltd.	68,135	62,165
Ceat Ltd.	19,286	318,411
MRF Ltd.	1,053	639,834
Sundram Fasteners Ltd.	51,782	130,010
Tube Investments of India Ltd.	71,386	432,021
WABCO India Ltd.	4,591	471,815

		3,209,922
AUTOMOBILES — 0.63%
TVS Motor Co. Ltd.	118,479	398,613

		398,613
BANKS — 6.10%
Allahabad Bank	130,221	162,691
Andhra Bank	143,130	145,229
City Union Bank Ltd.	113,385	163,489
DCB Bank Ltd.[a]	158,652	308,473
Federal Bank Ltd.	1,251,283	1,155,755
Indian Bank	76,245	152,892
Jammu & Kashmir Bank Ltd. (The)	222,963	323,166
Karnataka Bank Ltd. (The)	112,906	215,706
Karur Vysya Bank Ltd. (The)	48,321	338,338
Oriental Bank of Commerce	49,243	100,782
State Bank of Bikaner & Jaipur	15,951	125,412
Syndicate Bank	151,593	195,093
Union Bank of India	129,437	345,522
Vijaya Bank	194,688	105,435

		3,837,983
BIOTECHNOLOGY — 0.52%
Biocon Ltd.	48,678	324,984

		324,984
BUILDING PRODUCTS — 1.71%
Astral Polytechnik Ltd.	29,406	191,100
Blue Star Ltd.	21,606	114,409

Security	Shares	Value
Cera Sanitaryware Ltd.	3,289	$101,980
Kajaria Ceramics Ltd.	32,799	338,869
Sintex Industries Ltd.	230,888	328,054

		1,074,412
CAPITAL MARKETS — 2.49%
Edelweiss Financial Services Ltd.	352,195	295,637
IIFL Holdings Ltd.	193,855	552,330
JM Financial Ltd.	230,326	159,210
Motilal Oswal Financial Services Ltd.	29,369	145,089
PTC India Financial Services Ltd.	167,777	103,985
Religare Enterprises Ltd.[a]	42,588	193,640
Tata Investment Corp. Ltd.	13,455	113,895

		1,563,786
CHEMICALS — 7.26%
Aarti Industries	21,645	138,010
Akzo Nobel India Ltd.	8,574	167,282
Atul Ltd.	7,371	150,009
BASF India Ltd.	9,321	167,708
Bayer CropScience Ltd./India	8,775	508,976
Berger Paints India Ltd.	171,404	547,926
Coromandel International Ltd.	77,337	219,068
Dhanuka Agritech Ltd.	12,776	91,964
EID Parry India Ltd.	67,003	134,510
Finolex Industries Ltd.	34,281	132,534
Godrej Industries Ltd.	71,916	399,527
Gujarat Fluorochemicals Ltd.	26,586	264,120
Kansai Nerolac Paints Ltd.	130,963	506,909
Monsanto India Ltd.	4,246	166,755
PI Industries Ltd.	56,319	610,211
Rallis India Ltd.	48,789	157,284
Sharda Cropchem Ltd.[a]	24,692	115,688
Vinati Organics Ltd.	11,779	86,666

		4,565,147
CONSTRUCTION & ENGINEERING — 4.01%
Alstom India Ltd.	15,756	159,207
Engineers India Ltd.	87,984	248,036
GMR Infrastructure Ltd.	1,538,307	269,594
IRB Infrastructure Developers Ltd.	150,208	527,846
Kalpataru Power Transmission Ltd.	38,919	145,782
NCC Ltd./India	355,114	383,026
Sadbhav Engineering Ltd.	79,024	361,805
Voltas Ltd.	103,859	426,451

		2,521,747

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
CONSTRUCTION MATERIALS — 2.48%
Century Textiles & Industries Ltd.	26,581	$218,986
Dalmia Bharat Ltd.	19,851	205,841
India Cements Ltd. (The)[a]	187,551	204,691
JK Cement Ltd.	17,004	160,205
JK Lakshmi Cement Ltd.	30,735	162,957
Orient Cement Ltd.	45,059	112,758
Prism Cement Ltd.[a]	131,113	193,390
Ramco Cements Ltd. (The)	61,308	299,692

		1,558,520
CONSUMER FINANCE — 3.50%
Capital First Ltd.	27,233	147,564
Manappuram Finance Ltd.	290,916	101,531
Muthoot Finance Ltd.	108,407	281,312
Repco Home Finance Ltd.	33,354	364,222
SKS Microfinance Ltd.[a]	100,424	698,398
Sundaram Finance Ltd.	27,802	607,190

		2,200,217
DISTRIBUTORS — 0.01%
Risa International Ltd.[a]	34,356	7,261

		7,261
DIVERSIFIED FINANCIAL SERVICES — 2.58%
Credit Analysis & Research Ltd.	16,723	308,083
CRISIL Ltd.	18,680	543,961
IFCI Ltd.	698,675	209,681
L&T Finance Holdings Ltd.	417,709	403,728
SREI Infrastructure Finance Ltd.	225,693	156,687

		1,622,140
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.54%
Tata Communications Ltd.	58,024	342,601

		342,601
ELECTRIC UTILITIES — 2.27%
Adani Transmissions Ltd.[a]	66,242	31,041
CESC Ltd.	67,977	535,789
Reliance Infrastructure Ltd.	114,216	586,844
Torrent Power Ltd.	117,160	272,389

		1,426,063
ELECTRICAL EQUIPMENT — 6.78%
Alstom T&D India Ltd.	62,099	492,962
Amara Raja Batteries Ltd.	41,838	634,446
Crompton Greaves Ltd.	362,570	932,401
Finolex Cables Ltd.	70,476	253,067
Havells India Ltd.	256,817	1,005,054

Security	Shares	Value
Schneider Electric Infrastructure Ltd.[a]	50,506	$139,912
Sterlite Technologies Ltd.	112,131	130,391
Suzlon Energy Ltd.[a]	2,033,814	676,153

		4,264,386
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.63%
PS IT Infrastructure & Service Ltd.[a]	129,074	19,281
Redington India Ltd.	232,089	378,639

		397,920
ENERGY EQUIPMENT & SERVICES — 0.12%
Aban Offshore Ltd.	20,532	76,507

		76,507
FOOD PRODUCTS — 1.93%
Advanta Ltd.[a]	27,370	232,382
KRBL Ltd.	47,938	116,356
McLeod Russel India Ltd.	50,661	126,548
Shree Renuka Sugars Ltd.[a]	541,434	60,680
Tata Global Beverages Ltd.	311,727	560,851
Zydus Wellness Ltd.	8,931	117,235

		1,214,052
GAS UTILITIES — 1.47%
Gujarat Gas Ltd.	40,068	447,906
Gujarat State Petronet Ltd.	132,093	244,812
Indraprastha Gas Ltd.	32,450	233,093

		925,811
HEALTH CARE PROVIDERS & SERVICES — 0.38%
Fortis Healthcare Ltd.[a]	93,951	237,369

		237,369
HOTELS, RESTAURANTS & LEISURE — 2.57%
Cox & Kings Ltd.	80,627	289,517
EIH Ltd.	108,225	167,201
Indian Hotels Co. Ltd.[a]	362,271	474,127
Jubilant Foodworks Ltd.	17,199	431,353
Thomas Cook India Ltd.	79,571	254,065

		1,616,263
HOUSEHOLD DURABLES — 1.72%
Bajaj Electricals Ltd.	25,547	97,749
Hitachi Home & Life Solutions India Ltd.	5,494	117,872
Symphony Ltd.	7,569	228,516
TTK Prestige Ltd.	2,647	156,732
Videocon Industries Ltd.	78,897	170,612
Whirlpool of India Ltd.[a]	30,225	310,184

		1,081,665

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
HOUSEHOLD PRODUCTS — 0.57%
Eveready Industries India Ltd.	34,528	$149,773
Jyothy Laboratories Ltd.	43,822	207,919

		357,692
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.86%
Adani Power Ltd.[a]	804,596	272,334
Jaiprakash Power Ventures Ltd.[a]	829,868	74,279
PTC India Ltd.	212,355	191,511

		538,124
INDUSTRIAL CONGLOMERATES — 0.48%
Century Plyboards India Ltd.	49,553	114,313
Jaiprakash Associates Ltd.[a]	1,281,486	186,030

		300,343
INSURANCE — 1.46%
MAX India Ltd.	122,026	919,394

		919,394
INTERNET SOFTWARE & SERVICES — 0.74%
Info Edge India Ltd.	41,423	467,415

		467,415
IT SERVICES — 5.50%
CMC Ltd.	10,842	325,741
eClerx Services Ltd.	13,737	345,610
Hexaware Technologies Ltd.	96,569	355,406
MindTree Ltd.	51,828	1,088,291
Mphasis Ltd.	74,100	471,464
Persistent Systems Ltd.	40,381	425,830
Polaris Consulting & Services Ltd./India	51,987	130,838
Rolta India Ltd.	82,297	119,221
Vakrangee Ltd.	110,581	196,958

		3,459,359
MACHINERY — 6.26%
AIA Engineering Ltd.	33,458	461,617
Ashok Leyland Ltd.	1,181,200	1,604,548
BEML Ltd.	10,179	198,588
Greaves Cotton Ltd.	59,007	117,570
Ingersoll-Rand India Ltd.	7,722	90,829
ISGEC Heavy Engineering Ltd.	1,890	160,548
Jain Irrigation Systems Ltd.	312,446	274,727
Lakshmi Machine Works Ltd.	2,886	153,055
SKF India Ltd.	11,934	215,629
Texmaco Rail & Engineering Ltd.	54,111	95,157
Thermax Ltd.	29,679	424,145

Security	Shares	Value
Timken India Ltd.	16,263	$141,187

		3,937,600
MEDIA — 1.88%
DEN Networks Ltd.[a]	21,230	39,282
Dish TV India Ltd.[a]	336,097	527,340
Jagran Prakashan Ltd.	86,463	177,413
PVR Ltd.	16,614	208,141
TV18 Broadcast Ltd.[a]	473,967	229,230

		1,181,406
METALS & MINING — 1.33%
Jindal Saw Ltd.	134,004	133,551
Jindal Steel & Power Ltd.	401,348	407,838
Maharashtra Seamless Ltd.	27,498	69,536
MOIL Ltd.	40,170	125,873
Ratnamani Metals & Tubes Ltd.	11,037	99,536

		836,334
MULTILINE RETAIL — 0.64%
Future Retail Ltd.	99,549	171,693
Shoppers Stop Ltd.	23,674	137,557
Trent Ltd.	4,914	91,394

		400,644
OIL, GAS & CONSUMABLE FUELS — 0.91%
Great Eastern Shipping Co. Ltd. (The)	85,566	473,622
Gujarat Mineral Development Corp. Ltd.	90,361	101,813

		575,435
PERSONAL PRODUCTS — 1.29%
Bajaj Corp. Ltd.	43,308	329,558
Gillette India Ltd.	6,402	480,427

		809,985
PHARMACEUTICALS — 8.38%
Ajanta Pharma Ltd.	21,470	484,403
Alembic Pharmaceuticals Ltd.	53,547	575,907
AstraZeneca Pharma India Ltd.[a]	7,020	123,081
FDC Ltd./India	42,510	129,177
Indoco Remedies Ltd.	20,982	106,449
Marksans Pharma Ltd.	216,138	294,091
Natco Pharma Ltd.	8,272	280,147
Pfizer Ltd./India	10,498	372,756
Shilpa Medicare Ltd.	9,122	135,832
Strides Arcolab Ltd.	29,854	550,845
Sun Pharma Advanced Research Co. Ltd.[a]	61,249	343,630
Suven Life Sciences Ltd.	46,476	152,694

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Torrent Pharmaceuticals Ltd.	41,110	$993,814
Unichem Laboratories Ltd.	36,076	145,769
Wockhardt Ltd.	28,600	577,528

		5,266,123
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.84%
Arvind Infrastructure Ltd.[a]	16,624	11,428
Delta Corp. Ltd.	98,803	120,318
Godrej Properties Ltd.	67,930	316,172
Indiabulls Real Estate Ltd.[a]	201,700	187,667
Oberoi Realty Ltd.	106,166	359,104
Unitech Ltd.[a]	1,752,524	159,500

		1,154,189
SOFTWARE — 2.21%
Cyient Ltd.	66,930	585,933
KPIT Technologies Ltd.	146,187	225,520
NIIT Technologies Ltd.	30,927	216,966
Tata Elxsi Ltd.	7,920	219,038
Zensar Technologies Ltd.	11,243	141,470

		1,388,927
SPECIALTY RETAIL — 0.44%
PC Jeweller Ltd.	45,903	275,625

		275,625
TEXTILES, APPAREL & LUXURY GOODS — 5.87%
Arvind Ltd.	123,297	503,389
Bata India Ltd.	16,278	262,652
Bombay Dyeing & Manufacturing Co. Ltd.	94,224	89,440
Kitex Garments Ltd.	12,091	125,485
Page Industries Ltd.	5,694	1,216,490
Rajesh Exports Ltd.	76,662	584,119
Raymond Ltd.	25,155	148,641
SRF Ltd.	14,371	254,743
Vaibhav Global Ltd.	9,059	54,497
Vardhman Textiles Ltd.	15,366	210,316
Welspun India Ltd.	20,947	243,218

		3,692,990
THRIFTS & MORTGAGE FINANCE — 1.33%
Dewan Housing Finance Corp. Ltd.	73,983	510,953
GRUH Finance Ltd.	90,129	326,552

		837,505
TRADING COMPANIES & DISTRIBUTORS — 0.47%
Adani Enterprises Ltd.	247,614	279,928
CCL International Ltd.	18,549	13,505

		293,433

Security	Shares	Value
TRANSPORTATION INFRASTRUCTURE — 1.18%
Gateway Distriparks Ltd.	66,527	$361,082
Gujarat Pipavav Port Ltd.[a]	115,135	295,480
GVK Power & Infrastructure Ltd.[a]	758,324	83,847

		740,409
WATER UTILITIES — 0.46%
VA Tech Wabag Ltd.	27,690	289,084

		289,084

TOTAL COMMON STOCKS
(Cost: $61,343,065)		62,812,956

TOTAL INVESTMENTS IN SECURITIES — 99.90%
(Cost: $61,343,065)		62,812,956
Other Assets, Less Liabilities — 0.10%		60,736

NET ASSETS — 100.00%		$62,873,692

[a]	Non-income earning security.

See notes to consolidated financial statements.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2015

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,664,201,714	$61,343,065

Total cost of investments	$3,664,201,714	$61,343,065

Investments in securities, at fair value (Note 1):
Unaffiliated	$3,578,224,148	$62,812,956

Total fair value of investments	3,578,224,148	62,812,956
Foreign currency, at value[a]	60,553	15,601
Cash	9,181,533	130,442
Receivables:
Investment securities sold	96,692,093	3,893,738
Dividends and interest	1,825,057	37,636

Total Assets	3,685,983,384	66,890,373

LIABILITIES
Payables:
Investment securities purchased	100,523,440	3,974,098
Investment advisory fees (Note 2)	2,098,245	42,583

Total Liabilities	102,621,685	4,016,681

NET ASSETS	$3,583,361,699	$62,873,692

Net assets consist of:
Paid-in capital	$3,832,269,946	$64,090,099
Undistributed net investment income	19,674,264	114,179
Accumulated net realized loss	(182,519,996)	(2,797,751)
Net unrealized appreciation (depreciation)	(86,062,515)	1,467,165

NET ASSETS	$3,583,361,699	$62,873,692

Shares outstanding[b]	127,450,000	1,950,000

Net asset value per share	$28.12	$32.24

[a]	Cost of foreign currency: $60,553 and $15,629, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	17

Consolidated Statements of Operations

iSHARES® TRUST

Year ended August 31, 2015

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$60,723,202	$577,139
Interest — unaffiliated	19,829	—
Interest — affiliated (Note 2)	458	7

Total investment income	60,743,489	577,146

EXPENSES
Investment advisory fees (Note 2)	18,369,726	313,582
Mauritius income taxes (Note 1)	844,241	—

Total expenses	19,213,967	313,582

Net investment income	41,529,522	263,564

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(156,597,612)	(2,548,714)
Foreign currency transactions	(3,211,537)	(98,040)

Net realized loss	(159,809,149)	(2,646,754)

Net change in unrealized appreciation/depreciation on:
Investments	(302,050,774)	(862,998)
Translation of assets and liabilities in foreign currencies	(33,962)	(2,594)

Net change in unrealized appreciation/depreciation	(302,084,736)	(865,592)

Net realized and unrealized loss	(461,893,885)	(3,512,346)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(420,364,363)	$(3,248,782)

See notes to consolidated financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$41,529,522	$10,561,475	$263,564	$63,976
Net realized loss	(159,809,149)	(194,549)	(2,646,754)	(17,825)
Net change in unrealized appreciation/depreciation	(302,084,736)	235,274,208	(865,592)	3,646,425

Net increase (decrease) in net assets resulting from operations	(420,364,363)	245,641,134	(3,248,782)	3,692,576

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(23,540,326)	(5,414,788)	(101,755)	(40,422)

Total distributions to shareholders	(23,540,326)	(5,414,788)	(101,755)	(40,422)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,794,655,158	1,062,107,375	60,394,649	6,586,572
Cost of shares redeemed	(224,282,874)	(52,252,011)	(5,172,927)	(1,559,791)

Net increase in net assets from capital share transactions	2,570,372,284	1,009,855,364	55,221,722	5,026,781

INCREASE IN NET ASSETS	2,126,467,595	1,250,081,710	51,871,185	8,678,935

NET ASSETS
Beginning of year	1,456,894,104	206,812,394	11,002,507	2,323,572

End of year	$3,583,361,699	$1,456,894,104	$62,873,692	$11,002,507

Undistributed net investment income included in net assets at end of year	$19,674,264	$4,244,466	$114,179	$35,249

SHARES ISSUED AND REDEEMED
Shares sold	87,800,000	39,300,000	1,750,000	250,000
Shares redeemed	(7,600,000)	(2,150,000)	(150,000)	(50,000)

Net increase in shares outstanding	80,200,000	37,150,000	1,600,000	200,000

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	19

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI India ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 2, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$30.83	$20.48	$22.44	$25.55

Income from investment operations:
Net investment income[b]	0.45	0.40	0.41	0.21
Net realized and unrealized gain (loss)[c]	(2.92)	10.12	(2.29)	(3.24)

Total from investment operations	(2.47)	10.52	(1.88)	(3.03)

Less distributions from:
Net investment income	(0.24)	(0.17)	(0.08)	(0.08)

Total distributions	(0.24)	(0.17)	(0.08)	(0.08)

Net asset value, end of period	$28.12	$30.83	$20.48	$22.44

Total return	(8.05)%	51.61%	(8.47)%	(11.84)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,583,362	$1,456,894	$206,812	$17,949
Ratio of expenses to average net assets[e]	0.68%	0.68%	0.67%	0.67%
Ratio of net investment income to average net assets[e]	1.47%	1.47%	1.69%	1.61%
Portfolio turnover rate[f]	30%	22%	176%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 22%, 14%, 22% and 4%, respectively. See Note 4.

See notes to consolidated financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Feb. 8, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$31.44	$15.49	$21.19	$25.10

Income from investment operations:
Net investment income[b]	0.21	0.26	0.21	0.21
Net realized and unrealized gain (loss)[c]	0.69	15.84	(5.59)	(4.12)

Total from investment operations	0.90	16.10	(5.38)	(3.91)

Less distributions from:
Net investment income	(0.10)	(0.15)	(0.32)	(0.00)[d]

Total distributions	(0.10)	(0.15)	(0.32)	(0.00)[d]

Net asset value, end of period	$32.24	$31.44	$15.49	$21.19

Total return	2.87%	104.53%[e]	(25.98)%	(15.57)%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$62,874	$11,003	$2,324	$4,238
Ratio of expenses to average net assets[g]	0.74%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets[g]	0.62%	1.06%	0.92%	1.62%
Portfolio turnover rate[h]	73%	54%	26%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 104.39%.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013 and the period ended August 31, 2012 were 61%, 28%, 26% and 6%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	21

Notes to Consolidated Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI India	Non-diversified
MSCI India Small-Cap	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn, invests in securities that comprise the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	23

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective consolidated schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI India
Investments:
Assets:
Common Stocks	$3,578,224,148	$—	$—	$3,578,224,148

Total	$3,578,224,148	$—	$—	$3,578,224,148

MSCI India Small-Cap
Investments:
Assets:
Common Stocks	$62,365,050	$447,906	$—	$62,812,956

Total	$62,365,050	$447,906	$—	$62,812,956

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. These income taxes, if any, are paid by the Funds and are disclosed in the consolidated statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Further, each Subsidiary is also exempt from tax in Mauritius on any gains from the sale of securities.

However, there can be no assurance that any future changes to the India-Mauritius treaty will not adversely affect the tax position of the Funds’ investments in India. If the DTAA is interpreted, amended, terminated, renegotiated, or possibly overridden by the General Anti-Avoidance Rules provisions (which are due to take effect April 1, 2017, the details of which are pending further authoritative guidance), in a manner that would adversely affect the tax position in India of each Fund, such an interpretation, amendment, or override renegotiation may cause the Funds to incur capital gains tax in India. Tax laws in India also include provisions that impose Indian tax on the transfer of shares of an Indian company. However, until more definitive authoritative guidance on the final applicability of this provision to the Funds is available, the impact to the Funds, if any, cannot be determined at this time.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI India	0.65%
MSCI India Small-Cap	0.74

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI India	$3,399,144,288	$829,446,635
MSCI India Small-Cap	85,328,534	30,059,796

There were no in-kind transactions for the year ended August 31, 2015.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s consolidated schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its consolidated statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies and foreign currency transactions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI India	$—	$(2,559,398)	$2,559,398
MSCI India Small-Cap	—	(82,879)	82,879

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI India
Ordinary income	$23,540,326	$5,414,788

MSCI India Small-Cap
Ordinary income	$101,755	$40,422

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI India	$22,156,029	$(2,260,897)	$(205,018,319)	$(63,785,060)	$(248,908,247)
MSCI India Small-Cap	490,545	(111,913)	(53,584)	(1,541,455)	(1,216,407)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI India	$2,260,897
MSCI India Small-Cap	111,913

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI India	$3,782,996,899	$173,614,283	$(378,387,034)	$(204,772,751)
MSCI India Small-Cap	62,857,167	5,886,479	(5,930,690)	(44,211)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF and their subsidiaries (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI India	$60,311,582
MSCI India Small-Cap	565,998

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI India	$60,723,202	$844,241
MSCI India Small-Cap	577,139	—

TAX INFORMATION	31

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI India	$0.240141	$—	$—	$0.240141	100%	—%	—%	100%
MSCI India Small-Cap	0.097230	—	0.001520	0.098750	98	—	2	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI India ETF

Period Covered: February 2, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.23%
Greater than 2.5% and Less than 3.0%	4	0.47
Greater than 2.0% and Less than 2.5%	10	1.17
Greater than 1.5% and Less than 2.0%	18	2.10
Greater than 1.0% and Less than 1.5%	95	11.09
Greater than 0.5% and Less than 1.0%	186	21.70
Between 0.5% and –0.5%	404	47.13
Less than –0.5% and Greater than –1.0%	86	10.04
Less than –1.0% and Greater than –1.5%	36	4.20
Less than –1.5% and Greater than –2.0%	12	1.40
Less than –2.0% and Greater than –2.5%	3	0.35
Less than –2.5% and Greater than –3.0%	1	0.12

	857	100.00%

iShares MSCI India Small-Cap ETF

Period Covered: February 8, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	3	0.35%
Greater than 4.0% and Less than 4.5%	4	0.47
Greater than 3.5% and Less than 4.0%	9	1.06
Greater than 3.0% and Less than 3.5%	8	0.94
Greater than 2.5% and Less than 3.0%	15	1.76
Greater than 2.0% and Less than 2.5%	29	3.40
Greater than 1.5% and Less than 2.0%	61	7.15
Greater than 1.0% and Less than 1.5%	81	9.50
Greater than 0.5% and Less than 1.0%	159	18.64
Between 0.5% and –0.5%	325	38.09
Less than –0.5% and Greater than –1.0%	90	10.55
Less than –1.0% and Greater than –1.5%	46	5.39
Less than –1.5% and Greater than –2.0%	16	1.88
Less than –2.0% and Greater than –2.5%	5	0.59
Less than –2.5%	2	0.23

	853	100.00%

SUPPLEMENTAL INFORMATION	37

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	41

Notes:

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-89-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI Australia ETF | HAUD | NYSE Arca
➢	iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca
➢	iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca
➢	iShares Currency Hedged MSCI Mexico ETF | HEWW | NYSE Arca
➢	iShares Currency Hedged MSCI South Korea ETF | HEWY | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(3.92)%	4.08%	(3.81)%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 8/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$960.80	$0.07	$1,000.00	$1,025.00	$0.20	0.04%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (63 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Australian equities while mitigating exposure to fluctuations between the value of the Australian dollar and the U.S. dollar, as represented by the MSCI Australia 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the Australian dollar in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Australian dollar.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Australia ETF. For the period from June 29, 2015 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -3.92%, net of fees, while the total return for the Index was -3.81%.

The U.S. dollar appreciated against the Australian dollar during the brief reporting period. While the stronger U.S. dollar had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of Australian equity returns, measured in local currency returns.

Currency-hedged Australian equities, as represented by the Index, had a negative return during the period amid volatility caused by a correction in China’s equity market. Australia’s economy grew at the slowest rate in more than two years during the second quarter of 2015, as exports declined. Australia’s largest exports are iron ore and coal, and mining production fell significantly in the second quarter of 2015. On the positive side, business conditions and profits outside of the mining sector improved in recent months, while low interest rates helped consumption growth. However, wage growth slowed and consumer inflation remained tame, running at a 1.5% annual rate through June 2015, the latest period for which data are available. In an effort to support the economy, the Reserve Bank of Australia cut interest rates early in 2015.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

In terms of sector performance measured in U.S. dollar terms (excluding the positive impact of currency hedging), financials detracted most for the reporting period. Banks drove the underperformance, hurt by poor economic conditions and declining interest rates. The materials and energy sectors were also meaningful detractors from the Index’s return, due largely to the metals and mining and oil, gas, and consumable fuels industries, respectively. No sector contributed positively to the Index’s performance for the reporting period.

ALLOCATION BY SECTOR1 As of 8/31/15

Sector	Percentage of Total Investments [2]

Financials	53.32%
Materials	15.14
Consumer Staples	7.89
Health Care	6.07
Industrials	6.04
Energy	4.35
Telecommunication Services	2.46
Consumer Discretionary	2.21
Utilities	2.10
Information Technology	0.42

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1 As of 8/31/15

Security	Percentage of Total Investments [2]

Commonwealth Bank of Australia	11.45%
Westpac Banking Corp.	8.72
National Australia Bank Ltd.	7.32
BHP Billiton Ltd.	7.26
Australia & New Zealand Banking Group Ltd.	6.94
Wesfarmers Ltd.	4.10
CSL Ltd.	3.86
Woolworths Ltd.	3.00
Telstra Corp. Ltd.	2.22
Woodside Petroleum Ltd.	2.15

TOTAL	57.02%

[1]	Reflects the allocation of the iShares MSCI Australia ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(3.69)%	(3.69)%	(3.59)%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 8/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$963.10	$0.08	$1,000.00	$1,025.00	$0.26	0.05%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (63 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the Canadian dollar in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Canadian dollar.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF. For the period from June 29, 2015 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -3.69%, net of fees, while the total return for the Index was -3.59%.

The U.S. dollar appreciated against the Canadian dollar during the brief reporting period. While the stronger U.S. currency had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of Canadian equity returns, measured in local currency returns.

Currency-hedged Canadian equities, as represented by the Index, had a negative return during the period amid a selloff sparked by a correction in China’s equity market and resulting investor risk aversion. In 2015’s second quarter, Canada’s economy shrank following a contraction in the first quarter. The back-to-back declines in economic growth technically put the country in recession for the first time since the financial crisis of 2008. Economic weakness has been concentrated in the energy sector as lower oil prices have hurt profitability and led companies to curb their business investment. Meanwhile, inflation increased by just 1.3% for the 12 months ended in July 2015. In an effort to support the economy and financial markets, the Bank of Canada twice cut interest rates in 2015.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

In terms of sector performance, financials detracted most for the reporting period. Banks drove the underperformance, hurt by poor economic conditions, declining interest rates, and concerns about loans to the energy sector. The energy and materials sectors were also meaningful detractors from the Index’s return, due largely to the oil, gas, and consumable fuels and metals and mining industries, respectively. At the other end of the spectrum, health care was the only sector to contribute positively to the Index’s performance for the reporting period.

ALLOCATION BY SECTOR1 As of 8/31/15

Sector	Percentage of Total Investments [2]

Financials	39.05%
Energy	20.87
Materials	8.73
Industrials	7.28
Health Care	6.89
Consumer Discretionary	6.49
Consumer Staples	4.72
Information Technology	2.36
Telecommunication Services	2.28
Utilities	1.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1 As of 8/31/15

Security	Percentage of Total Investments [2]

Royal Bank of Canada	7.37%
Valeant Pharmaceuticals International Inc.	6.89
Toronto-Dominion Bank (The)	6.75
Bank of Nova Scotia (The)	4.93
Canadian National Railway Co.	4.08
Suncor Energy Inc.	3.74
Enbridge Inc.	3.23
Bank of Montreal	3.21
Manulife Financial Corp.	2.93
Canadian Imperial Bank of Commerce	2.68

TOTAL	45.81%

[1]	Reflects the allocation of the iShares MSCI Canada ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	20.08%	20.08%	20.29%	20.08%	20.08%	20.29%
Since Inception	17.18%	17.18%	15.96%	28.54%	28.54%	26.42%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$996.20	$0.05	$1,000.00	$1,025.20	$0.05	0.01%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the Japanese yen in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Japanese yen.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 20.08%, net of fees, while the total return for the Index was 20.29%.

The U.S. dollar appreciated relative to the Japanese yen during the period. While the stronger U.S. dollar had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of Japanese equity returns, measured in local currency returns.

Currency-hedged Japanese equities, as represented by the Index, performed well in an environment of considerable market volatility during the reporting period. Japanese stocks benefited from measures by the Bank of Japan to support the economy and financial markets. Nevertheless, Japan’s economy shrank in 2015’s second quarter, the first quarterly contraction since the third quarter of 2014. In addition, inflation declined over the reporting period, despite the Bank of Japan’s significant asset purchases in an effort to boost inflation and end years of price decreases.

In terms of sector performance, health care companies contributed most to Index returns. The sector benefited from both its defensive posture during periods of market volatility and its relatively high dividend yields in an environment of low interest rates. The financials sector was another significant contributor, led by banks and insurance companies. Consumer-related stocks also contributed as lower oil prices boosted consumer spending. As a result, the consumer staples and consumer discretionary sectors were key contributors to performance. At the other end of the spectrum, the industrials sector detracted from the Index’s performance for the reporting period as the capital goods industry performed poorly. The energy and materials sectors also hindered the Index’s return, largely due to lower commodity prices.

ALLOCATION BY SECTOR1 As of 8/31/15

Sector	Percentage of Total Investments [2]

Consumer Discretionary	21.55%
Financials	19.56
Industrials	18.58
Information Technology	10.47
Health Care	7.96
Consumer Staples	7.30
Telecommunication Services	5.57
Materials	5.39
Utilities	2.70
Energy	0.92

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1 As of 8/31/15

Security	Percentage of Total Investments [2]

Toyota Motor Corp.	5.71%
Mitsubishi UFJ Financial Group Inc.	2.97
SoftBank Group Corp.	1.97
Sumitomo Mitsui Financial Group Inc.	1.86
Honda Motor Co. Ltd.	1.82
Mizuho Financial Group Inc.	1.67
KDDI Corp.	1.54
Japan Tobacco Inc.	1.38
Takeda Pharmaceutical Co. Ltd.	1.35
Sony Corp.	1.15

TOTAL	21.42%

[1]	Reflects the allocation of the iShares MSCI Japan ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(1.64)%	(1.64)%	(1.33)%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 8/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$983.60	$0.07	$1,000.00	$1,025.00	$0.20	0.04%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (63 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI Mexico ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Mexican equities while mitigating exposure to fluctuations between the value of the Mexican peso and the U.S. dollar, as represented by the MSCI Mexico Investable Market Index 25/50 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the Mexican peso in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Mexican peso.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Mexico Capped ETF. For the period from June 29, 2015 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -1.64%, net of fees, while the total return for the Index was -1.33%.

The U.S. dollar appreciated against the Mexican peso during the brief reporting period. While the stronger U.S. dollar had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of Mexican equity returns, measured in local currency returns.

Currency-hedged Mexican equities, as represented by the Index, had a negative return during the period amid a broad selloff in emerging economies sparked by a correction in China’s equity market. Mexico managed positive, if modest, economic growth in the first two quarters of 2015, while inflation ran at a 2.6% annual rate through August 2015. Against that backdrop, the central bank, Banco de Mexico, continued to keep interest rates steady at low, stimulative levels. Modest economic growth and comparatively low interest rates meant currency weakness, with the peso touching an all-time low relative to the U.S. dollar in early 2015.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

In terms of sector performance in U.S. dollar terms, telecommunication stocks detracted most, due to the poor performance of wireless telecommunication services firms. The financials sector also hindered Index performance for the reporting period. Within the sector, banks were particularly weak. Materials and consumer discretionary stocks were other notable underperformers, with the metals and mining and media industries detracting most, respectively. Consumer staples and health care stocks detracted slightly. At the other end of the spectrum, industrials was the only sector to contribute positively to performance. Transportation companies and industrial conglomerates were the leading sources of strength in the sector.

ALLOCATION BY SECTOR1 As of 8/31/15

Sector	Percentage of Total Investments [2]

Consumer Staples	26.89%
Financials	19.91
Telecommunication Services	15.84
Materials	13.31
Industrials	12.69
Consumer Discretionary	10.88
Health Care	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1 As of 8/31/15

Security	Percentage of Total Investments [2]

America Movil SAB de CV	15.56%
Fomento Economico Mexicano SAB de CV	8.31
Grupo Televisa SAB	7.53
Wal-Mart de Mexico SAB de CV	6.17
Grupo Financiero Banorte SAB de CV	5.88
Cemex SAB de CV CPO	4.77
Grupo Mexico SAB de CV Series B	4.68
Alfa SAB de CV	3.27
Fibra Uno Administracion SA de CV	2.93
Grupo Financiero Inbursa SAB de CV Series O	2.87

TOTAL	61.97%

[1]	Reflects the allocation of the iShares MSCI Mexico Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(7.87)%	(8.20)%	(7.55)%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 8/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$921.30	$0.03	$1,000.00	$1,025.10	$0.10	0.02%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (63 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization South Korean equities while mitigating exposure to fluctuations between the value of the South Korean won and the U.S. dollar, as represented by the MSCI Korea 25/50 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the South Korean won in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the South Korean won.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI South Korea Capped ETF. For the period from June 29, 2015 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -7.87%, net of fees, while the total return for the Index was -7.55%.

The U.S. dollar appreciated against the South Korean won during the period. While the stronger U.S. dollar had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of South Korean equity returns, measured in local currency returns.

Currency-hedged South Korean equities, as represented by the Index, had a negative return during the period amid volatility caused by a correction in China’s equity market. South Korea’s economy grew at the slowest annual rate in almost two years during the second quarter of 2015, as personal consumption expenditures declined. In addition, exports, which account for about half the country’s economy, have dropped each month thus far in 2015. The unemployment rate came in below 4% in August 2015; however, a measure of employment underutilization stood at 12.5%.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

At the same time, consumer inflation ran at just a 0.7% annual rate as of August 2015. That was well below the Bank of Korea’s established inflation target of 3% plus or minus 0.5%, with a stated goal of maintaining price stability. Another key variable in determining economic competitiveness and the level of prices is the relative strength of the currency, with a weaker currency being stimulative, other things equal. The won hit a four-year low relative to the dollar late in the reporting period. In an effort to further spur growth and move inflation toward its stated target, the Bank of Korea has twice cut interest rates thusfar in 2015.

In terms of sector performance, information technology stocks detracted most for the reporting period. Technology hardware and equipment manufacturers drove the underperformance, though the semiconductor and semiconductor equipment and software and services industries also detracted noticeably. The industrials, financials, and materials sectors were also meaningful detractors from the Index’s return, led by the machinery, banks, and metals and mining industries, respectively. No sector contributed meaningfully to positive Index performance for the reporting period.

ALLOCATION BY SECTOR1 As of 8/31/15

Sector	Percentage of Total Investments [2]

Information Technology	32.91%
Consumer Discretionary	17.27
Financials	14.77
Industrials	11.08
Consumer Staples	8.94
Materials	8.22
Utilities	2.34
Energy	2.02
Health Care	1.40
Telecommunication Services	1.05

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1 As of 8/31/15

Security	Percentage of Total Investments [2]

Samsung Electronics Co. Ltd.	19.59%
Hyundai Motor Co.	3.92
SK Hynix Inc.	3.56
Shinhan Financial Group Co. Ltd.	2.89
Hyundai Mobis Co. Ltd.	2.42
NAVER Corp.	2.38
KB Financial Group Inc.	2.37
Samsung Electronics Co. Ltd. (Preferred)	2.25
POSCO	2.22
Kia Motors Corp.	2.21

TOTAL	43.81%

[1]	Reflects the allocation of the iShares MSCI South Korea Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 (or commencement of operations, as applicable) and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.58%

EXCHANGE-TRADED FUNDS — 99.58%
iShares MSCI Australia ETF[a]	125,611	$2,342,645

		2,342,645

TOTAL INVESTMENT COMPANIES
(Cost: $2,619,955)		2,342,645

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	1,165	1,165

		1,165

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,165)		1,165

TOTAL INVESTMENTS IN SECURITIES — 99.63%
(Cost: $2,621,120)		2,343,810
Other Assets, Less Liabilities — 0.37%		8,653

NET ASSETS — 100.00%		$2,352,463

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	46,360	AUD	65,000	09/03/2015	BNP	$105
USD	2,618,221	AUD	3,601,000	09/03/2015	CITI	55,698
AUD	147,000	USD	104,039	10/06/2015	CITI	391
USD	2,566,371	AUD	3,601,000	10/06/2015	CITI	8,175

						64,369

AUD	65,000	USD	47,288	09/03/2015	BNP	(1,033)
AUD	3,601,000	USD	2,570,880	09/03/2015	CITI	(8,357)
AUD	65,000	USD	46,279	10/06/2015	BNP	(102)
AUD	19,000	USD	13,509	10/06/2015	CITI	(11)

						(9,503)

Net Unrealized Appreciation						$54,866

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency Abbreviations

AUD — Australian Dollar

USD — United States Dollar

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 100.54%

EXCHANGE-TRADED FUNDS — 100.54%
iShares MSCI Canada ETF[a]	97,216	$2,359,432

		2,359,432

TOTAL INVESTMENT COMPANIES
(Cost: $2,591,190)		2,359,432

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	918	918

		918

TOTAL SHORT-TERM INVESTMENTS
(Cost: $918)		918

TOTAL INVESTMENTS IN SECURITIES — 100.58%
(Cost: $2,592,108)		2,360,350
Other Assets, Less Liabilities — (0.58)%		(13,668)

NET ASSETS — 100.00%		$2,346,682

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
CAD	3,260,000	USD	2,463,153	09/03/2015	CITI	$14,772
USD	2,502,537	CAD	3,260,000	09/03/2015	CITI	24,612
CAD	78,000	USD	58,682	10/05/2015	BNP	601
CAD	86,000	USD	64,635	10/05/2015	CITI	729

						40,714

CAD	78,000	USD	59,949	09/03/2015	BNP	(661)
USD	58,686	CAD	78,000	09/03/2015	BNP	(602)
USD	2,474,309	CAD	3,275,000	10/05/2015	CITI	(14,820)

						(16,083)

Net Unrealized Appreciation						$24,631

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency Abbreviations

CAD — Canada Dollar

USD — United States Dollar

See notes to financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.81%

EXCHANGE-TRADED FUNDS — 99.81%
iShares MSCI Japan ETF[a]	60,536,739	$733,705,277

		733,705,277

TOTAL INVESTMENT COMPANIES
(Cost: $775,655,177)		733,705,277

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	255,838	255,838

		255,838

TOTAL SHORT-TERM INVESTMENTS
(Cost: $255,838)		255,838

TOTAL INVESTMENTS IN SECURITIES — 99.85%
(Cost: $775,911,015)		733,961,115
Other Assets, Less Liabilities — 0.15%		1,120,101

NET ASSETS — 100.00%		$735,081,216

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased	Currency Sold	Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
JPY 63,590,208,000	USD 524,507,666	09/03/2015	CITI	$16,379
JPY 10,806,892,000	USD 87,885,176	09/03/2015	MS	1,255,509
USD 6,746,307	JPY 808,672,000	09/03/2015	CITI	75,973
USD 33,548,374	JPY 3,985,471,000	09/03/2015	MS	674,203
JPY 2,592,742,000	USD 21,364,533	10/05/2015	CITI	33,326
USD 182,949,866	JPY 22,094,709,000	10/05/2015	BNP	602,584
USD 141,569,227	JPY 17,105,831,000	10/05/2015	MS	395,076

				3,053,050

JPY 22,094,709,000	USD 182,846,005	09/03/2015	BNP	(597,724)
JPY 2,274,962,000	USD 18,798,855	09/03/2015	CITI	(33,824)
JPY 16,656,194,000	USD 137,801,242	09/03/2015	MS	(412,570)
USD 177,731,641	JPY 22,094,709,000	09/03/2015	BNP	(4,516,640)
USD 523,275,233	JPY 65,056,498,000	09/03/2015	CITI	(13,343,510)
USD 188,791,726	JPY 23,477,615,000	09/03/2015	MS	(4,863,460)
JPY 10,114,006,000	USD 83,510,838	10/05/2015	MS	(40,108)
USD 524,803,750	JPY 63,590,208,000	10/05/2015	CITI	(5,225)

				(23,813,061)

Net Unrealized Depreciation				$(20,760,011)

Counterparties:

BNP	— BNP Paribas SA
CITI	— Citibank N.A. London
MS	— Morgan Stanley and Co. International PLC

Currency Abbreviations

JPY	— Japanese Yen
USD	— United States Dollar

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 100.65%

EXCHANGE-TRADED FUNDS — 100.65%
iShares MSCI Mexico Capped ETF[a]	45,769	$2,418,892

		2,418,892

TOTAL INVESTMENT COMPANIES
(Cost: $2,600,384)		2,418,892

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	1,135	1,135

		1,135

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,135)		1,135

TOTAL INVESTMENTS IN SECURITIES — 100.70%
(Cost: $2,601,519)		2,420,027
Other Assets, Less Liabilities — (0.70)%		(16,707)

NET ASSETS — 100.00%		$2,403,320

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
MXN	41,380,000	USD	2,459,850	09/03/2015	CITI	$16,665
USD	2,512,203	MXN	41,417,000	09/03/2015	CITI	33,474
MXN	606,000	USD	35,723	10/05/2015	BNP	459
MXN	194,000	USD	11,533	10/05/2015	CITI	50

						50,648

MXN	606,000	USD	36,736	09/03/2015	BNP	(468)
MXN	37,000	USD	2,285	09/03/2015	CITI	(71)
USD	35,807	MXN	606,000	09/03/2015	BNP	(461)
MXN	312,000	USD	18,630	10/05/2015	CITI	(2)
USD	2,453,884	MXN	41,380,000	10/05/2015	CITI	(16,776)

						(17,778)

Net Unrealized Appreciation						$32,870

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency Abbreviations

MXN — Mexican Peso

USD — United States Dollar

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.55%

EXCHANGE-TRADED FUNDS — 99.55%
iShares MSCI South Korea Capped ETF[a]	47,236	$2,259,770

		2,259,770

TOTAL INVESTMENT COMPANIES
(Cost: $2,575,896)		2,259,770

SHORT-TERM INVESTMENTS — 0.54%

MONEY MARKET FUNDS — 0.54%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	12,232	12,232

		12,232

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,232)		12,232

TOTAL INVESTMENTS IN SECURITIES — 100.09%
(Cost: $2,588,128)		2,272,002
Other Assets, Less Liabilities — (0.09)%		(2,101)

NET ASSETS — 100.00%		$2,269,901

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD	139,798	KRW	162,683,000	09/03/2015	CITI	$2,250
USD	4,702,442	KRW	5,525,557,000	09/03/2015	RBS	30,564
KRW	160,675,000	USD	135,665	10/05/2015	CITI	63
USD	2,393,685	KRW	2,823,351,000	10/05/2015	JPM	8,682

						41,559

KRW	5,490,463,000	USD	4,689,903	09/03/2015	CITI	(47,696)
KRW	2,823,351,000	USD	2,396,733	09/03/2015	JPM	(9,579)
USD	2,211,848	KRW	2,625,574,000	09/03/2015	CITI	(8,084)
USD	6,480	KRW	7,700,000	10/05/2015	CITI	(25)

						(65,384)

Net Unrealized Depreciation						$(23,825)

Counterparties:

CITI — Citibank N.A. London

JPM — J.P.Morgan Chase Bank N.A.

RBS — Royal Bank of Scotland PLC

Currency Abbreviations

KRW — South Korean Won

USD — United States Dollar

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2015

	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$2,621,120	$2,592,108	$775,911,015

Total cost of investments	$2,621,120	$2,592,108	$775,911,015

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$2,343,810	$2,360,350	$733,961,115

Total fair value of investments	2,343,810	2,360,350	733,961,115
Receivables:
Investment securities sold	—	—	21,176,843
Dividends and interest	—	—	15
Unrealized appreciation on forward currency contracts (Note 1)	64,369	40,714	3,053,050
Capital shares redeemed	—	—	1,001,236

Total Assets	2,408,179	2,401,064	759,192,259

LIABILITIES
Payables:
Investment securities purchased	46,151	38,225	295,023
Unrealized depreciation on forward currency contracts (Note 1)	9,503	16,083	23,813,061
Investment advisory fees (Note 2)	62	74	2,959

Total Liabilities	55,716	54,382	24,111,043

NET ASSETS	$2,352,463	$2,346,682	$735,081,216

Net assets consist of:
Paid-in capital	$2,448,481	$2,436,307	$767,043,351
Undistributed net realized gain	126,426	117,502	30,747,776
Net unrealized depreciation	(222,444)	(207,127)	(62,709,911)

NET ASSETS	$2,352,463	$2,346,682	$735,081,216

Shares outstanding[a]	100,000	100,000	24,950,000

Net asset value per share	$23.52	$23.47	$29.46

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2015

	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$2,601,519	$2,588,128

Total cost of investments	$2,601,519	$2,588,128

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$2,420,027	$2,272,002

Total fair value of investments	2,420,027	2,272,002
Receivables:
Investment securities sold	—	29,322
Unrealized appreciation on forward currency contracts (Note 1)	50,648	41,559
Capital shares redeemed	—	13,579

Total Assets	2,470,675	2,356,462

LIABILITIES
Payables:
Investment securities purchased	49,508	21,176
Unrealized depreciation on forward currency contracts (Note 1)	17,778	65,384
Investment advisory fees (Note 2)	69	1

Total Liabilities	67,355	86,561

NET ASSETS	$2,403,320	$2,269,901

Net assets consist of:
Paid-in capital	$2,443,348	$2,545,731
Undistributed net realized gain	108,594	64,121
Net unrealized depreciation	(148,622)	(339,951)

NET ASSETS	$2,403,320	$2,269,901

Shares outstanding[a]	100,000	100,000

Net asset value per share	$24.03	$22.70

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2015

	iShares Currency Hedged MSCI Australia ETF[a]	iShares Currency Hedged MSCI Canada ETF[a]	iShares Currency Hedged MSCI Japan ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$—	$—	$5,634,967
Interest — affiliated (Note 2)	—	—	52
Securities lending income — affiliated — net (Note 2)	—	—	93

Total investment income	—	—	5,635,112

EXPENSES
Investment advisory fees (Note 2)	2,647	2,580	2,133,588

Total expenses	2,647	2,580	2,133,588
Less investment advisory fees waived (Note 2)	(2,455)	(2,378)	(2,103,857)

Net expenses	192	202	29,731

Net investment income (loss)	(192)	(202)	5,605,381

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(8)	—	(3,166,277)
In-kind redemptions — affiliated (Note 2)	—	—	11,080,813
Foreign currency transactions	126,626	117,704	38,688,854

Net realized gain	126,618	117,704	46,603,390

Net change in unrealized appreciation/depreciation on:
Investments	(277,310)	(231,758)	(41,766,712)
Forward currency contracts	54,866	24,631	(21,221,094)

Net change in unrealized appreciation/depreciation	(222,444)	(207,127)	(62,987,806)

Net realized and unrealized loss	(95,826)	(89,423)	(16,384,416)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(96,018)	$(89,625)	$(10,779,035)

[a]	For the period from June 29, 2015 (commencement of operations) to August 31, 2015.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Contiuned)

iSHARES® TRUST

Year ended August 31, 2015

	iShares Currency Hedged MSCI Mexico ETF[a]	iShares Currency Hedged MSCI South Korea ETF[a]

NET INVESTMENT INCOME

EXPENSES
Investment advisory fees (Note 2)	$2,615	$3,553

Total expenses	2,615	3,553
Less investment advisory fees waived (Note 2)	(2,438)	(3,480)

Net expenses	177	73

Net investment loss	(177)	(73)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(31)	(7,853)
In-kind redemptions — affiliated (Note 2)	—	85,434
Foreign currency transactions	108,802	116,643

Net realized gain	108,771	194,224

Net change in unrealized appreciation/depreciation on:
Investments	(181,492)	(316,126)
Forward currency contracts	32,870	(23,825)

Net change in unrealized appreciation/depreciation	(148,622)	(339,951)

Net realized and unrealized loss	(39,851)	(145,727)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(40,028)	$(145,800)

[a]	For the period from June 29, 2015 (commencement of operations) to August 31, 2015.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
	Period from June 29, 2015[a] to August 31, 2015	Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss	$(192)	$(202)
Net realized gain	126,618	117,704
Net change in unrealized appreciation/depreciation	(222,444)	(207,127)

Net decrease in net assets resulting from operations	(96,018)	(89,625)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,448,481	2,436,307

Net increase in net assets from capital share transactions	2,448,481	2,436,307

INCREASE IN NET ASSETS	2,352,463	2,346,682

NET ASSETS
Beginning of period	—	—

End of period	$2,352,463	$2,346,682

SHARES ISSUED
Shares sold	100,000	100,000

Net increase in shares outstanding	100,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Japan ETF		iShares Currency Hedged MSCI Mexico ETF
	Year ended August 31, 2015	Period from January 31, 2014[a] to August 31, 2014	Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$5,605,381	$59,260	$(177)
Net realized gain	46,603,390	130,140	108,771
Net change in unrealized appreciation/depreciation	(62,987,806)	277,895	(148,622)

Net increase (decrease) in net assets resulting from operations	(10,779,035)	467,295	(40,028)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(5,605,381)	(59,260)	—
From net realized gain	(2,733,951)	(238)	—

Total distributions to shareholders	(8,339,332)	(59,498)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,067,701,151	32,123,189	2,443,348
Cost of shares redeemed	(346,032,554)	—	—

Net increase in net assets from capital share transactions	721,668,597	32,123,189	2,443,348

INCREASE IN NET ASSETS	702,550,230	32,530,986	2,403,320

NET ASSETS
Beginning of period	32,530,986	—	—

End of period	$735,081,216	$32,530,986	$2,403,320

SHARES ISSUED AND REDEEMED
Shares sold	35,700,000	1,300,000	100,000
Shares redeemed	(12,050,000)	—	—

Net increase in shares outstanding	23,650,000	1,300,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI South Korea ETF
Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss	$(73)
Net realized gain	194,224
Net change in unrealized appreciation/depreciation	(339,951)

Net decrease in net assets resulting from operations	(145,800)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,094,442
Cost of shares redeemed	(4,678,741)

Net increase in net assets from capital share transactions	2,415,701

INCREASE IN NET ASSETS	2,269,901

NET ASSETS
Beginning of period	—

End of period	$2,269,901

SHARES ISSUED AND REDEEMED
Shares sold	300,000
Shares redeemed	(200,000)

Net increase in shares outstanding	100,000

[a]	Commencement of operations.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI Australia ETF

Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.48

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized loss[d]	(0.96)

Total from investment operations	(0.96)

Net asset value, end of period	$23.52

Total return	(3.92)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,352
Ratio of expenses to average net assets[f,g]	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%
Ratio of net investment loss to average net assets[f]	(0.04)%
Portfolio turnover rate[h,i]	0%[j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 96 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI Canada ETF

Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.36

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized loss[d]	(0.89)

Total from investment operations	(0.89)

Net asset value, end of period	$23.47

Total return	(3.69)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,347
Ratio of expenses to average net assets[f,g]	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%
Ratio of net investment loss to average net assets[f]	(0.05)%
Portfolio turnover rate[h,i]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 97 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Japan ETF

	Year ended Aug. 31, 2015	Period from Jan. 31, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$25.02	$23.53

Income from investment operations:
Net investment income[b]	0.43	0.13
Net realized and unrealized gain[c]	4.58	1.53

Total from investment operations	5.01	1.66

Less distributions from:
Net investment income	(0.32)	(0.17)
Net realized gain	(0.25)	(0.00)[d]

Total distributions	(0.57)	(0.17)

Net asset value, end of period	$29.46	$25.02

Total return	20.08%	7.05%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$735,081	$32,531
Ratio of expenses to average net assets[f,g]	0.01%	0.01%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.53%	0.53%
Ratio of net investment income to average net assets[f]	1.39%	0.94%
Portfolio turnover rate[h,i]	12%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 98 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI Mexico ETF

Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.43

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized loss[d]	(0.40)

Total from investment operations	(0.40)

Net asset value, end of period	$24.03

Total return	(1.64)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,403
Ratio of expenses to average net assets[f,g]	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%
Ratio of net investment loss to average net assets[f]	(0.04)%
Portfolio turnover rate[h,i]	0%[j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 99 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI South Korea ETF

Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.64

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized loss[d]	(1.94)

Total from investment operations	(1.94)

Net asset value, end of period	$22.70

Total return	(7.87)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,270
Ratio of expenses to average net assets[f,g]	0.02%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.77%
Ratio of net investment loss to average net assets[f]	(0.02)%
Portfolio turnover rate[h,i]	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 100 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Australia[a]	Non-diversified
Currency Hedged MSCI Canada[a]	Non-diversified
Currency Hedged MSCI Japan	Non-diversified
Currency Hedged MSCI Mexico[a]	Non-diversified
Currency Hedged MSCI South Korea[a]	Non-diversified

[a]	The Fund commenced operations on June 29, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.
Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Currency Hedged MSCI Australia
Investments:
Assets:
Exchange-Traded Funds	$2,342,645	$—	$—	$2,342,645
Money Market Funds	1,165	—	—	1,165

Total	$2,343,810	$—	$—	$2,343,810

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$64,369	$—	$64,369
Liabilities:
Forward Currency Contracts	—	(9,503)	—	(9,503)

Total	$—	$54,866	$—	$54,866

Currency Hedged MSCI Canada
Investments:
Assets:
Exchange-Traded Funds	$2,359,432	$—	$—	$2,359,432
Money Market Funds	918	—	—	918

Total	$2,360,350	$—	$—	$2,360,350

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$40,714	$—	$40,714
Liabilities:
Forward Currency Contracts	—	(16,083)	—	(16,083)

Total	$—	$24,631	$—	$24,631

Currency Hedged MSCI Japan
Investments:
Assets:
Exchange-Traded Funds	$733,705,277	$—	$—	$733,705,277
Money Market Funds	255,838	—	—	255,838

Total	$733,961,115	$—	$—	$733,961,115

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$3,053,050	$—	$3,053,050
Liabilities:
Forward Currency Contracts	—	(23,813,061)	—	(23,813,061)

Total	$—	$(20,760,011)	$—	$(20,760,011)

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Level 1	Level 2	Level 3	Total
Currency Hedged MSCI Mexico
Investments:
Assets:
Exchange-Traded Funds	$2,418,892	$—	$—	$2,418,892
Money Market Funds	1,135	—	—	1,135

Total	$2,420,027	$—	$—	$2,420,027

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$50,648	$—	$50,648
Liabilities:
Forward Currency Contracts	—	(17,778)		(17,778)

Total	$—	$32,870	$—	$32,870

Currency Hedged MSCI South Korea
Investments:
Assets:
Exchange-Traded Funds	$2,259,770	$—	$—	$2,259,770
Money Market Funds	12,232	—	—	12,232

Total	$2,272,002	$—	$—	$2,272,002

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$41,559	$—	$41,559
Liabilities:
Forward Currency Contracts	—	(65,384)	—	(65,384)

Total	$—	$(23,825)	$—	$(23,825)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. Each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015 any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Currency Hedged MSCI Australia ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Australia ETF (“EWA”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2017 on assets attributable to the Fund’s investments in EWA (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EWA’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EWA’s net total expense ratio after fee waiver plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Canada ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Canada ETF (“EWC”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2017 on assets attributable to the Fund’s investments in EWC (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EWC’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EWC’s net total expense ratio after fee waiver plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Japan ETF, BFA is entitled to an annual investment advisory fee of 0.53% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fees for the Fund through December 31, 2020 such that the Fund’s total annual operating expenses after fee waivers will be equal to the greater of the acquired fund fees and expenses or 0.48%.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares Currency Hedged MSCI Mexico ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Mexico Capped ETF (“EWW”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2017 on assets attributable to the Fund’s investments in EWW (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EWW’s portfolio against the U.S. dollar) such that the Fund’s investment advisory fee is equal to EWW’s net total expense ratio after fee waiver plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee of 0.77% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI South Korea Capped ETF (“EWY”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2017 on assets attributable to the Fund’s investments in EWY (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EWY’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EWY’s net total expense ratio after fee waiver plus 0.03%. Additionally, BFA has contractually agreed to a reduction of investment advisory fees through December 31, 2017 of 0.03%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, the Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Japan	$40

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Each Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Currency Hedged MSCI Australia
iShares MSCI Australia ETF	—	125,651	(40)	125,611	$2,342,645	$—	$(8)

Currency Hedged MSCI Canada
iShares MSCI Canada ETF	—	97,216	—	97,216	$2,359,432	$—	$—

Currency Hedged MSCI Japan
iShares MSCI Japan ETF	2,748,694	90,865,419	(33,077,374)	60,536,739	$733,705,277	$5,634,967	$7,914,536

Currency Hedged MSCI Mexico
iShares MSCI Mexico Capped ETF	—	45,810	(41)	45,769	$2,418,892	$—	$(31)

Currency Hedged MSCI South Korea
iShares MSCI South Korea Capped ETF	—	142,022	(94,786)	47,236	$2,259,770	$—	$77,581

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Australia	$173,569	$829
Currency Hedged MSCI Canada	156,191	—
Currency Hedged MSCI Japan	76,058,855	46,497,430
Currency Hedged MSCI Mexico	160,622	2,303
Currency Hedged MSCI South Korea	246,300	69,500

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Australia	$2,447,223	$—
Currency Hedged MSCI Canada	2,434,999	—
Currency Hedged MSCI Japan	1,055,329,080	349,767,641
Currency Hedged MSCI Mexico	2,442,096	—
Currency Hedged MSCI South Korea	6,956,384	4,634,869

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of August 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$64,369	$40,714	$3,053,050

	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$50,648	$41,559

Liabilities
	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$$9,503	$16,083	$23,813,061

	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$17,778	$65,384

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended August 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF
Forward currency contracts:
Foreign currency transactions	$126,626	$117,704	$38,688,854

	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Foreign currency transactions	$108,802	$116,643

	Net Change in Unrealized Appreciation/Depreciation
	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF
Forward currency contracts:
Forward currency contracts	$54,866	$24,631	$(21,221,094)

	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Forward currency contracts	$32,870	$(23,825)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2015:

	iShares Currency Hedged MSCI Australia ETF	Shares Currency Hedged MSCI Canada ETF	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Average amounts purchased in U.S. dollars	$2,781,995	$2,646,419	$468,102,192	$2,564,758	$7,222,301
Average amounts sold in U.S. dollars	$5,230,952	$5,035,532	$884,377,705	$5,001,893	$9,454,252

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset on the statements of assets and liabilities as of August 31, 2015:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Currency Hedged MSCI Australia ETF
Forward currency contracts	$64,369	$(8,473)	$55,896

iShares Currency Hedged MSCI Canada ETF
Forward currency contracts	$40,714	$(15,421)	$25,293

iShares Currency Hedged MSCI Japan ETF
Forward currency contract	$3,053,050	$(3,053,050)	$—

iShares Currency Hedged MSCI Mexico ETF
Forward currency contracts	$50,648	$(17,308)	$33,340

iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts	$41,559	$(10,995)	$30,564

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Currency Hedged MSCI Australia ETF
Forward currency contracts	$9,503	$(8,473)	$1,030

iShares Currency Hedged MSCI Canada ETF
Forward currency contracts	$16,083	$(15,421)	$662

iShares Currency Hedged MSCI Japan ETF
Forward currency contracts	$23,813,061	$(3,053,050)	$20,760,011

iShares Currency Hedged MSCI Mexico ETF
Forward currency contracts	$17,778	$(17,308)	$470

iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts	$65,384	$(10,995)	$54,389

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets indirectly in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets indirectly in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to the use of equalization, net investment loss and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Australia	$—	$192	$(192)
Currency Hedged MSCI Canada	—	202	(202)
Currency Hedged MSCI Japan	13,251,565	—	(13,251,565)
Currency Hedged MSCI Mexico	—	177	(177)
Currency Hedged MSCI South Korea	130,030	73	(130,103)

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
Currency Hedged MSCI Japan
Ordinary income	$6,413,768	$59,498
Long-term capital gain	1,925,564	—

	$8,339,332	$59,498

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses) [a]	Total
Currency Hedged MSCI Australia	$72,405	$108,896	$(277,319)	$(96,018)
Currency Hedged MSCI Canada	56,732	85,401	(231,758)	(89,625)
Currency Hedged MSCI Japan	6,415,837	6,474,910	(44,852,882)	(31,962,135)
Currency Hedged MSCI Mexico	56,491	85,004	(181,523)	(40,028)
Currency Hedged MSCI South Korea	37,054	11,094	(323,978)	(275,830)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Australia	$2,621,129	$—	$(277,319)	$(277,319)
Currency Hedged MSCI Canada	2,592,108	—	(231,758)	(231,758)
Currency Hedged MSCI Japan	778,813,997	—	(44,852,882)	(44,852,882)
Currency Hedged MSCI Mexico	2,601,550	—	(181,523)	(181,523)
Currency Hedged MSCI South Korea	2,595,980	—	(323,978)	(323,978)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Mexico ETF and iShares Currency Hedged MSCI South Korea ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the iShares Currency Hedged MSCI Japan ETF hereby designates the maximum amount of $5,627,035 as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015.

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the iShares Currency Hedged MSCI Japan ETF intends to pass through to its shareholders foreign source income earned of $6,078,031 and foreign taxes paid of $803,442 by the underlying fund pursuant to Section 852(g)(1) of the Code.

Under Section 852(b)(3)(C) of the Code, the iShares Currency Hedged MSCI Japan ETF and the iShares Currency Hedged MSCI South Korea ETF hereby designates $4,361,653 and $44,596, respectively, as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2015.

Under Section 871(k)(2)(C) of the Code, the iShares Currency Hedged MSCI Japan ETF hereby designates $808,387 as short-term capital gain dividends for the fiscal year ended August 31, 2015.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Currency Hedged MSCI Australia ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Australia ETF (“EWA”), Fund shareholders would benefit from breakpoints in EWA’s investment advisory fee rate as the assets of EWA, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

II. iShares Currency Hedged MSCI Canada ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Canada ETF (“EWC”), Fund shareholders would benefit from

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

breakpoints in EWC’s investment advisory fee rate as the assets of EWC, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

III. iShares Currency Hedged MSCI Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

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benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

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breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Japan ETF (“EWJ”), Fund shareholders would benefit from breakpoints in EWJ’s investment advisory fee rates as the assets of EWJ, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s

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shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares Currency Hedged MSCI Mexico ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

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Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Mexico Capped ETF (“EWW”), Fund shareholders would benefit from breakpoints in EWW’s investment advisory fee rate as the assets of EWW, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage

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Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

V. iShares Currency Hedged MSCI South Korea ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

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In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

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Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI South Korea Capped ETF (“EWY”), Fund shareholders would benefit from breakpoints in EWY’s investment advisory fee rate as the assets of EWY, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

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applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

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Supplemental Information (Unaudited)

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Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Japan	$0.316937	$0.257033	$—	$0.573970	55%	45%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the iShares Currency Hedged MSCI Japan ETF. The information shown for the Fund is for the period from the inception date of the Fund through the date of the most recent calendar quarter-end. The specific period covered for the Fund is disclosed in the table for the Fund.

Information is not being presented for the iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Mexico ETF and iShares Currency Hedged MSCI South Korea ETF. Market Prices are not available for these Funds as they did not commence trading on their primary stock exchange until July 1, 2015, after the date of the most recent calendar quarter-end. Premium/discount information for these Funds will be disclosed in their next annual report at August 31, 2016.

SUPPLEMENTAL INFORMATION	65

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Japan ETF

Period Covered: January 31, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.28%
Between 0.5% and –0.5%	355	99.72

	356	100.00%

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth
		(since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	69

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI AUSTRALIA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.79%

AIRLINES — 0.16%
Qantas Airways Ltd.[a]	843,882	$2,010,187

		2,010,187
BANKS — 34.87%
Australia & New Zealand Banking Group Ltd.	4,251,119	84,176,277
Bank of Queensland Ltd.	569,774	5,117,935
Bendigo & Adelaide Bank Ltd.	697,102	5,421,488
Commonwealth Bank of Australia	2,610,182	138,934,650
National Australia Bank Ltd.	4,019,267	88,817,629
Westpac Banking Corp.	4,795,496	105,732,729

		428,200,708
BEVERAGES — 0.77%
Coca-Cola Amatil Ltd.	880,188	5,241,677
Treasury Wine Estates Ltd.	1,000,938	4,229,304

		9,470,981
BIOTECHNOLOGY — 3.81%
CSL Ltd.	718,977	46,827,851

		46,827,851
CAPITAL MARKETS — 2.16%
Macquarie Group Ltd.	461,115	24,822,080
Platinum Asset Management Ltd.	360,373	1,729,643

		26,551,723
CHEMICALS — 1.04%
Incitec Pivot Ltd.	2,575,315	6,408,450
Orica Ltd.	569,611	6,404,674

		12,813,124
COMMERCIAL SERVICES & SUPPLIES — 1.37%
Brambles Ltd.	2,408,296	16,800,433

		16,800,433
CONSTRUCTION & ENGINEERING — 0.21%
CIMIC Group Ltd.	156,071	2,590,235

		2,590,235
CONSTRUCTION MATERIALS — 1.09%
Boral Ltd.	1,180,888	4,721,754
James Hardie Industries PLC	691,310	8,611,129

		13,332,883
CONTAINERS & PACKAGING — 1.45%
Amcor Ltd./Australia	1,832,663	17,825,932

		17,825,932

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.68%
ASX Ltd.	297,541	$8,319,539

		8,319,539
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.43%
Telstra Corp. Ltd.	6,576,498	26,902,090
TPG Telecom Ltd.	441,793	2,941,033

		29,843,123
ELECTRIC UTILITIES — 0.20%
AusNet Services	2,664,211	2,464,874

		2,464,874
ENERGY EQUIPMENT & SERVICES — 0.14%
WorleyParsons Ltd.	319,312	1,700,085

		1,700,085
FOOD & STAPLES RETAILING — 7.02%
Wesfarmers Ltd.	1,727,127	49,785,992
Woolworths Ltd.	1,946,636	36,433,777

		86,219,769
GAS UTILITIES — 0.87%
APA Group	1,712,615	10,648,167

		10,648,167
HEALTH CARE EQUIPMENT & SUPPLIES — 0.43%
Cochlear Ltd.	87,728	5,313,298

		5,313,298
HEALTH CARE PROVIDERS & SERVICES — 1.75%
Healthscope Ltd.	1,730,342	3,263,090
Ramsay Health Care Ltd.	217,406	9,626,957
Sonic Healthcare Ltd.	586,929	8,621,659

		21,511,706
HOTELS, RESTAURANTS & LEISURE — 1.77%
Aristocrat Leisure Ltd.	828,021	4,954,494
Crown Resorts Ltd.	559,744	4,539,740
Flight Centre Travel Group Ltd.[b]	85,216	2,235,917
Tabcorp Holdings Ltd.	1,274,732	4,184,229
Tatts Group Ltd.	2,244,879	5,856,744

		21,771,124
INSURANCE — 6.25%
AMP Ltd.	4,545,838	19,175,489
Insurance Australia Group Ltd.	3,598,905	12,935,817
Medibank Pvt Ltd.[a]	4,232,719	6,991,830
QBE Insurance Group Ltd.	2,104,278	19,692,124
Suncorp Group Ltd.	1,977,415	17,986,224

		76,781,484

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2015

Security	Shares	Value
IT SERVICES — 0.42%
Computershare Ltd.	726,617	$5,099,837

		5,099,837
MEDIA — 0.19%
REA Group Ltd.	80,970	2,371,346

		2,371,346
METALS & MINING — 11.38%
Alumina Ltd.	3,881,652	3,604,985
BHP Billiton Ltd.	4,936,145	88,116,888
Fortescue Metals Group Ltd.[b]	2,392,798	3,240,074
Iluka Resources Ltd.	643,507	3,389,671
Newcrest Mining Ltd.[a]	1,178,075	9,354,196
Rio Tinto Ltd.	652,168	23,251,803
South32 Ltd.[a]	8,182,263	8,817,238

		139,774,855
MULTI-UTILITIES — 1.01%
AGL Energy Ltd.	1,036,959	12,416,716

		12,416,716
MULTILINE RETAIL — 0.22%
Harvey Norman Holdings Ltd.	853,436	2,625,888

		2,625,888
OIL, GAS & CONSUMABLE FUELS — 4.16%
Caltex Australia Ltd.	414,970	9,378,870
Origin Energy Ltd.	1,705,325	9,986,257
Santos Ltd.	1,542,045	5,608,283
Woodside Petroleum Ltd.	1,139,664	26,064,939

		51,038,349
PROFESSIONAL SERVICES — 0.36%
Seek Ltd.	502,353	4,394,806

		4,394,806
REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.03%
Dexus Property Group	1,475,727	7,710,615
Federation Centres	5,171,550	10,375,826
Goodman Group	2,694,298	11,651,745
GPT Group (The)	2,731,772	8,695,735
Mirvac Group	5,683,007	7,050,692
Scentre Group	8,183,077	22,103,301
Stockland	3,629,798	10,061,778
Westfield Corp.	3,034,184	20,973,072

		98,622,764
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.68%
Lend Lease Group	847,517	8,375,808

		8,375,808

Security	Shares	Value
ROAD & RAIL — 1.67%
Asciano Ltd.	1,499,098	$9,023,047
Aurizon Holdings Ltd.	3,261,419	11,468,426

		20,491,473
TRANSPORTATION INFRASTRUCTURE — 2.20%
Sydney Airport	1,669,024	6,803,712
Transurban Group	2,942,394	20,192,575

		26,996,287

TOTAL COMMON STOCKS
(Cost: $1,644,489,387)		1,213,205,355

SHORT-TERM INVESTMENTS — 0.48%

MONEY MARKET FUNDS — 0.48%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	5,512,337	5,512,337
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	316,546	316,546
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	111,757	111,757

		5,940,640

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,940,640)		5,940,640

TOTAL INVESTMENTS IN SECURITIES — 99.27%
(Cost: $1,650,430,027)		1,219,145,995
Other Assets, Less Liabilities — 0.73%		8,917,185

NET ASSETS — 100.00%		$1,228,063,180

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2015

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200 Index	161	Sep. 2015	Sydney Futures	$14,744,154	$(307,229)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	73

Schedule of Investments

iSHARES® MSCI CANADA ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.71%

AEROSPACE & DEFENSE — 0.44%
Bombardier Inc. Class Ba	3,438,232	$3,333,574
CAE Inc.	474,082	5,148,805

		8,482,379
AUTO COMPONENTS — 1.85%
Magna International Inc. Class A	730,847	35,660,719

		35,660,719
BANKS — 25.86%
Bank of Montreal	1,158,140	61,802,285
Bank of Nova Scotia (The)	2,095,885	94,862,228
Canadian Imperial Bank of Commerce/Canada	710,167	51,609,205
National Bank of Canada	591,176	19,239,324
Royal Bank of Canada	2,573,026	141,830,685
Toronto-Dominion Bank (The)	3,297,744	130,075,615

		499,419,342
CAPITAL MARKETS — 0.79%
CI Financial Corp.	428,358	10,125,411
IGM Financial Inc.	180,608	5,110,779

		15,236,190
CHEMICALS — 3.61%
Agrium Inc.	241,948	24,842,177
Methanex Corp.	163,014	6,596,523
Potash Corp. of Saskatchewan Inc.	1,484,383	38,222,444

		69,661,144
CONSTRUCTION & ENGINEERING — 0.42%
SNC-Lavalin Group Inc.	271,529	8,061,177

		8,061,177
DIVERSIFIED FINANCIAL SERVICES — 0.48%
Onex Corp.	154,217	9,284,315

		9,284,315
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.14%
BCE Inc.	257,621	10,300,967
TELUS Corp.	365,271	11,816,057

		22,117,024
ELECTRIC UTILITIES — 0.68%
Fortis Inc./Canada	492,940	13,222,870

		13,222,870
FOOD & STAPLES RETAILING — 4.17%
Alimentation Couche-Tard Inc. Class B	745,333	31,230,601

Security	Shares	Value
Empire Co. Ltd. Class A	99,945	$6,622,436
George Weston Ltd.	91,337	7,484,073
Jean Coutu Group PJC Inc. (The) Class A	147,593	2,244,124
Loblaw Companies Ltd.	404,223	21,333,739
Metro Inc.	444,387	11,603,160

		80,518,133
FOOD PRODUCTS — 0.53%
Saputo Inc.	454,249	10,344,791

		10,344,791
HOTELS, RESTAURANTS & LEISURE — 0.71%
Restaurant Brands International Inc.	360,055	13,660,711

		13,660,711
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
TransAlta Corp.	493,281	2,439,526

		2,439,526
INSURANCE — 8.74%
Fairfax Financial Holdings Ltd.	38,312	17,615,745
Great-West Lifeco Inc.	535,086	13,524,947
Industrial Alliance Insurance & Financial Services Inc.	180,639	5,704,961
Intact Financial Corp.	234,794	16,067,639
Manulife Financial Corp.	3,508,797	56,383,375
Power Corp. of Canada	665,208	14,399,091
Power Financial Corp.	447,707	10,882,258
Sun Life Financial Inc.	1,090,196	34,266,815

		168,844,831
IT SERVICES — 0.76%
CGI Group Inc. Class Aa,b	400,635	14,634,243

		14,634,243
MEDIA — 1.98%
Shaw Communications Inc. Class B	711,450	14,132,750
Thomson Reuters Corp.	628,712	24,184,502

		38,317,252
METALS & MINING — 4.85%
Agnico Eagle Mines Ltd.	383,934	9,297,522
Barrick Gold Corp.	2,074,271	14,264,998
Eldorado Gold Corp.	1,275,302	3,766,957
First Quantum Minerals Ltd.	1,227,308	6,327,947
Franco-Nevada Corp.	278,194	11,918,120
Goldcorp Inc.	1,475,446	20,238,173

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2015

Security	Shares	Value
Kinross Gold Corp.[b]	2,037,015	$3,597,884
Silver Wheaton Corp.	719,131	8,718,213
Teck Resources Ltd. Class B	1,010,903	7,180,033
Turquoise Hill Resources Ltd.[b]	1,790,425	5,301,973
Yamana Gold Inc.	1,674,713	3,109,012

		93,720,832
MULTI-UTILITIES — 0.52%
Atco Ltd./Canada Class I	136,282	4,066,438
Canadian Utilities Ltd. Class A	219,474	5,999,451

		10,065,889
MULTILINE RETAIL — 1.27%
Canadian Tire Corp. Ltd. Class A	131,460	12,271,576
Dollarama Inc.	219,018	12,365,751

		24,637,327
OIL, GAS & CONSUMABLE FUELS — 20.81%
AltaGas Ltd.	239,180	6,502,173
ARC Resources Ltd.	603,409	8,970,635
Baytex Energy Corp.	365,360	2,089,733
Cameco Corp.	705,110	9,809,535
Canadian Natural Resources Ltd.	1,947,204	43,393,159
Canadian Oil Sands Ltd.	862,402	4,990,977
Cenovus Energy Inc.	1,474,636	21,135,895
Crescent Point Energy Corp.	884,558	11,222,352
Enbridge Inc.	1,523,815	62,269,689
Encana Corp.	1,495,777	11,051,100
Enerplus Corp.	368,312	2,319,770
Husky Energy Inc.	614,593	10,822,934
Imperial Oil Ltd.	529,487	18,485,285
Inter Pipeline Ltd.	594,831	12,607,467
Keyera Corp.	300,721	9,126,730
MEG Energy Corp.[b]	278,916	2,477,856
Paramount Resources Ltd. Class Aa,b	113,228	1,198,234
Pembina Pipeline Corp.	605,291	16,605,127
Peyto Exploration & Development Corp.	267,880	6,277,714
PrairieSky Royalty Ltd.	252,456	5,229,378
Suncor Energy Inc.	2,572,100	72,030,399
Tourmaline Oil Corp.[a,b]	318,374	7,968,323
TransCanada Corp.	1,261,482	43,518,996
Veresen Inc.	512,205	5,231,767
Vermilion Energy Inc.	193,902	6,642,655

		401,977,883

Security	Shares	Value
PAPER & FOREST PRODUCTS — 0.24%
West Fraser Timber Co. Ltd.	123,143	$4,741,538

		4,741,538
PHARMACEUTICALS — 6.87%
Valeant Pharmaceuticals International Inc.[b]	578,667	132,647,612

		132,647,612
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.46%
H&R REIT	241,601	3,749,764
RioCan REIT	276,837	5,058,179

		8,807,943
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.61%
Brookfield Asset Management Inc. Class A	1,536,771	47,829,904
First Capital Realty Inc.	197,550	2,582,033

		50,411,937
ROAD & RAIL — 6.13%
Canadian National Railway Co.	1,429,069	78,633,703
Canadian Pacific Railway Ltd.	277,422	39,844,096

		118,477,799
SOFTWARE — 1.25%
Constellation Software Inc./Canada	33,932	14,338,151
Open Text Corp.	217,804	9,768,030

		24,106,181
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.35%
BlackBerry Ltd.[a,b]	893,905	6,705,127

		6,705,127
TEXTILES, APPAREL & LUXURY GOODS — 0.66%
Gildan Activewear Inc.	409,410	12,708,480

		12,708,480
TRADING COMPANIES & DISTRIBUTORS — 0.27%
Finning International Inc.	307,414	5,154,759

		5,154,759
WIRELESS TELECOMMUNICATION SERVICES — 1.13%
Rogers Communications Inc. Class B	644,387	21,750,786

		21,750,786

TOTAL COMMON STOCKS
(Cost: $2,704,084,804)		1,925,818,740

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2015

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.12%

MONEY MARKET FUNDS — 1.12%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	20,353,731	$20,353,731
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	1,168,811	1,168,811
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	163,293	163,293

		21,685,835

TOTAL SHORT-TERM INVESTMENTS
(Cost: $21,685,835)		21,685,835

TOTAL INVESTMENTS IN SECURITIES — 100.83%
(Cost: $2,725,770,639)		1,947,504,575
Other Assets, Less Liabilities — (0.83)%		(16,050,483)

NET ASSETS — 100.00%		$1,931,454,092

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index	43	Sep. 2015	Montreal	$5,262,127	$(140,053)

See notes to financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.72%

AIR FREIGHT & LOGISTICS — 0.27%
Yamato Holdings Co. Ltd.	2,626,000	$51,280,513

		51,280,513
AIRLINES — 0.27%
ANA Holdings Inc.	7,878,000	23,136,363
Japan Airlines Co. Ltd.	787,800	28,050,972

		51,187,335
AUTO COMPONENTS — 3.16%
Aisin Seiki Co. Ltd.	1,313,200	47,463,102
Bridgestone Corp.	4,464,200	149,838,128
Denso Corp.	3,413,800	152,935,761
Koito Manufacturing Co. Ltd.	787,800	27,043,347
NGK Spark Plug Co. Ltd.	1,050,400	25,847,199
NHK Spring Co. Ltd.	1,050,400	10,175,926
NOK Corp.	787,800	19,502,414
Stanley Electric Co. Ltd.	852,600	16,624,944
Sumitomo Electric Industries Ltd.	5,252,000	72,245,608
Sumitomo Rubber Industries Ltd.	1,313,000	18,613,970
Toyoda Gosei Co. Ltd.	525,200	10,301,608
Toyota Industries Corp.	1,050,400	52,266,468
Yokohama Rubber Co. Ltd. (The)	77,000	1,513,504

		604,371,979
AUTOMOBILES — 10.50%
Daihatsu Motor Co. Ltd.	1,050,400	12,854,258
Fuji Heavy Industries Ltd.	3,939,000	138,808,429
Honda Motor Co. Ltd.	11,029,200	348,027,073
Isuzu Motors Ltd.	3,939,000	44,904,307
Mazda Motor Corp.	3,676,400	63,419,682
Mitsubishi Motors Corp.	4,464,200	34,296,078
Nissan Motor Co. Ltd.	16,806,400	152,136,162
Suzuki Motor Corp.	2,626,000	89,483,575
Toyota Motor Corp.	18,382,000	1,090,921,682
Yamaha Motor Co. Ltd.	1,838,200	35,539,898

		2,010,391,144
BANKS — 9.50%
Aozora Bank Ltd.	7,878,000	28,863,572
Bank of Kyoto Ltd. (The)	2,626,000	28,538,532
Bank of Yokohama Ltd. (The)	7,878,000	48,261,973
Chiba Bank Ltd. (The)	5,252,000	38,354,747

Security	Shares	Value
Chugoku Bank Ltd. (The)	525,200	$7,796,632
Fukuoka Financial Group Inc.	5,258,000	26,163,090
Gunma Bank Ltd. (The)	2,626,000	17,573,842
Hachijuni Bank Ltd. (The)	2,626,000	18,158,914
Hiroshima Bank Ltd. (The)	2,626,000	14,865,173
Hokuhoku Financial Group Inc.	7,878,000	17,812,204
Iyo Bank Ltd. (The)	2,100,800	23,576,251
Joyo Bank Ltd. (The)	5,252,000	28,126,814
Mitsubishi UFJ Financial Group Inc.	85,870,280	566,941,544
Mizuho Financial Group Inc.	155,459,280	319,038,849
Resona Holdings Inc.	14,705,600	74,483,618
Seven Bank Ltd.	4,201,600	17,959,556
Shinsei Bank Ltd.	10,504,000	22,709,477
Shizuoka Bank Ltd. (The)	3,382,000	35,721,913
Sumitomo Mitsui Financial Group Inc.	8,665,800	354,969,932
Sumitomo Mitsui Trust Holdings Inc.	23,634,320	97,747,421
Suruga Bank Ltd.	1,575,600	30,241,743
Yamaguchi Financial Group Inc.	138,000	1,705,855

		1,819,611,652
BEVERAGES — 1.05%
Asahi Group Holdings Ltd.	2,626,000	86,731,568
Kirin Holdings Co. Ltd.	5,514,600	81,091,036
Suntory Beverage & Food Ltd.	787,800	33,349,127

		201,171,731
BUILDING PRODUCTS — 1.14%
Asahi Glass Co. Ltd.	7,878,000	46,870,801
Daikin Industries Ltd.	1,575,600	94,105,647
LIXIL Group Corp.	1,838,200	37,951,697
TOTO Ltd.	2,626,000	38,744,795

		217,672,940
CAPITAL MARKETS — 1.28%
Daiwa Securities Group Inc.	10,504,000	72,999,701
Nomura Holdings Inc.	24,159,200	152,728,169
SBI Holdings Inc./Japan	1,575,610	19,190,497

		244,918,367
CHEMICALS — 3.62%
Air Water Inc.	143,000	2,288,047
Asahi Kasei Corp.	7,878,000	62,953,791
Daicel Corp.	2,626,000	34,714,296
Hitachi Chemical Co. Ltd.	787,800	12,130,501

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
JSR Corp.	1,313,000	$20,672,559
Kaneka Corp.	2,626,000	21,300,970
Kansai Paint Co. Ltd.	398,000	6,220,341
Kuraray Co. Ltd.	2,363,400	27,985,964
Mitsubishi Chemical Holdings Corp.	9,191,000	52,384,567
Mitsubishi Gas Chemical Co. Inc.	2,626,000	12,828,254
Mitsui Chemicals Inc.	5,252,000	17,812,205
Nippon Paint Holdings Co. Ltd.	961,400	19,801,579
Nitto Denko Corp.	1,050,400	70,832,766
Shin-Etsu Chemical Co. Ltd.	2,888,600	159,059,519
Sumitomo Chemical Co. Ltd.	10,504,000	52,353,146
Taiyo Nippon Sanso Corp.	876,800	10,751,535
Teijin Ltd.	5,252,000	16,728,737
Toray Industries Inc.	10,504,000	92,918,166

		693,736,943
COMMERCIAL SERVICES & SUPPLIES — 0.89%
Dai Nippon Printing Co. Ltd.	2,626,000	27,054,182
Park24 Co. Ltd.	787,800	15,471,915
Secom Co. Ltd.	1,313,000	84,109,576
Toppan Printing Co. Ltd.	5,252,000	43,642,068

		170,277,741
CONSTRUCTION & ENGINEERING — 1.01%
JGC Corp.	860,000	12,582,250
Kajima Corp.	5,252,000	29,556,991
Obayashi Corp.	5,252,000	45,505,632
Shimizu Corp.	5,252,000	51,443,033
Taisei Corp.	7,878,000	53,436,614

		192,524,520
CONSTRUCTION MATERIALS — 0.14%
Taiheiyo Cement Corp.	7,878,000	26,718,307

		26,718,307
CONSUMER FINANCE — 0.27%
Acom Co. Ltd.[a]	2,626,000	11,896,472
AEON Financial Service Co. Ltd.	787,870	17,917,809
Credit Saison Co. Ltd.	1,050,400	21,062,607

		50,876,888
CONTAINERS & PACKAGING — 0.09%
Toyo Seikan Group Holdings Ltd.	1,050,400	17,257,469

		17,257,469

Security	Shares	Value
DIVERSIFIED CONSUMER SERVICES — 0.07%
Benesse Holdings Inc.	525,200	$13,955,060

		13,955,060
DIVERSIFIED FINANCIAL SERVICES — 1.03%
Japan Exchange Group Inc.	1,838,200	57,337,096
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,939,000	19,047,357
ORIX Corp.	8,928,400	120,386,233

		196,770,686
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.99%
Nippon Telegraph & Telephone Corp.	4,989,400	190,604,673

		190,604,673
ELECTRIC UTILITIES — 1.75%
Chubu Electric Power Co. Inc.	4,464,200	69,199,981
Chugoku Electric Power Co. Inc. (The)	2,100,800	30,753,139
Hokuriku Electric Power Co.	1,050,400	15,185,880
Kansai Electric Power Co. Inc. (The)[a]	4,726,800	59,033,806
Kyushu Electric Power Co. Inc.[a]	2,888,600	34,467,266
Shikoku Electric Power Co. Inc.	1,050,400	16,442,702
Tohoku Electric Power Co. Inc.	3,151,200	43,295,358
Tokyo Electric Power Co. Inc.[a,b]	9,716,200	66,546,569

		334,924,701
ELECTRICAL EQUIPMENT — 1.41%
Fuji Electric Co. Ltd.	2,626,000	10,444,626
Mabuchi Motor Co. Ltd.	525,200	24,573,041
Mitsubishi Electric Corp.	13,130,000	131,207,905
Nidec Corp.	1,313,000	102,994,414

		269,219,986
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.71%
Alps Electric Co. Ltd.	1,050,400	32,980,749
Citizen Holdings Co. Ltd.	1,838,200	13,894,386
Hamamatsu Photonics KK	1,050,400	26,046,557
Hirose Electric Co. Ltd.	262,660	30,040,579
Hitachi High-Technologies Corp.	525,200	11,827,130
Hitachi Ltd.	34,138,000	192,064,104
IBIDEN Co. Ltd.	787,800	11,148,880
Keyence Corp.	287,626	133,838,595
Kyocera Corp.	2,100,800	103,232,776
Murata Manufacturing Co. Ltd.	1,313,000	190,148,533
Nippon Electric Glass Co. Ltd.	2,626,500	11,616,982

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
Omron Corp.	1,313,000	$49,406,115
Shimadzu Corp.	430,000	6,333,705
TDK Corp.	787,800	49,081,074
Yaskawa Electric Corp.	1,838,200	21,084,276
Yokogawa Electric Corp.	1,575,600	18,540,295

		901,284,736
FOOD & STAPLES RETAILING — 1.79%
Aeon Co. Ltd.	4,201,600	63,135,814
FamilyMart Co. Ltd.	525,200	24,356,348
Lawson Inc.	525,200	37,531,311
Seven & I Holdings Co. Ltd.	4,989,480	217,802,114

		342,825,587
FOOD PRODUCTS — 1.61%
Ajinomoto Co. Inc.	3,508,000	77,333,185
Calbee Inc.	525,200	20,130,825
Kikkoman Corp.	736,000	23,716,467
MEIJI Holdings Co. Ltd.	525,228	85,598,490
NH Foods Ltd.	467,000	10,790,114
Nisshin Seifun Group Inc.	1,413,875	19,344,017
Nissin Foods Holdings Co. Ltd.	525,200	24,963,089
Toyo Suisan Kaisha Ltd.	415,000	15,581,549
Yakult Honsha Co. Ltd.	525,200	29,383,637
Yamazaki Baking Co. Ltd.	82,000	1,383,752

		308,225,125
GAS UTILITIES — 0.81%
Osaka Gas Co. Ltd.	13,130,000	53,371,605
Toho Gas Co. Ltd.	2,626,000	15,840,294
Tokyo Gas Co. Ltd.	15,756,000	86,239,673

		155,451,572
HEALTH CARE EQUIPMENT & SUPPLIES — 1.52%
Hoya Corp.	2,888,600	113,210,428
Olympus Corp.	1,575,900	57,608,095
Sysmex Corp.	1,050,400	63,794,562
Terumo Corp.	2,101,800	57,494,467

		292,107,552
HEALTH CARE PROVIDERS & SERVICES — 0.41%
Alfresa Holdings Corp.	1,050,400	19,190,375
Medipal Holdings Corp.	1,050,400	18,210,921
Miraca Holdings Inc.	525,200	22,579,461
Suzuken Co. Ltd./Aichi Japan	525,240	18,073,613

		78,054,370
HEALTH CARE TECHNOLOGY — 0.16%
M3 Inc.	1,313,000	30,467,104

		30,467,104

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 0.44%
McDonald’s Holdings Co. Japan Ltd.[b]	525,200	$11,571,432
Oriental Land Co. Ltd./Japan	1,313,000	72,494,806

		84,066,238
HOUSEHOLD DURABLES — 3.04%
Casio Computer Co. Ltd.[b]	1,575,600	30,345,756
Iida Group Holdings Co. Ltd.	1,050,480	18,619,722
Nikon Corp.	2,363,400	30,326,253
Panasonic Corp.	14,968,215	165,201,861
Rinnai Corp.	262,600	19,697,438
Sekisui Chemical Co. Ltd.	2,633,000	29,092,602
Sekisui House Ltd.	3,676,400	54,985,972
Sharp Corp./Japan[a,b]	10,504,000	15,341,899
Sony Corp.[a]	8,403,200	219,259,136

		582,870,639
HOUSEHOLD PRODUCTS — 0.25%
Unicharm Corp.	2,363,400	47,800,416

		47,800,416
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
Electric Power Development Co. Ltd.	787,800	24,703,057

		24,703,057
INDUSTRIAL CONGLOMERATES — 0.61%
Keihan Electric Railway Co. Ltd.	2,626,000	16,945,431
Seibu Holdings Inc.	787,800	17,305,142
Toshiba Corp.	26,260,000	83,210,298

		117,460,871
INSURANCE — 3.05%
Dai-ichi Life Insurance Co. Ltd. (The)	7,352,800	134,211,277
MS&AD Insurance Group Holdings Inc.	3,442,440	108,683,215
Sompo Japan Nipponkoa Holdings Inc.	2,228,050	73,964,972
Sony Financial Holdings Inc.	1,313,000	24,638,050
T&D Holdings Inc.	3,939,000	53,127,825
Tokio Marine Holdings Inc.	4,726,800	190,187,538

		584,812,877
INTERNET & CATALOG RETAIL — 0.47%
Rakuten Inc.	6,302,400	90,179,161

		90,179,161

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 0.34%
Kakaku.com Inc.	1,050,400	$16,711,402
Mixi Inc.[b]	262,600	9,036,118
Yahoo Japan Corp.	9,716,200	39,366,705

		65,114,225
IT SERVICES — 0.81%
Fujitsu Ltd.	13,130,000	65,235,574
ITOCHU Techno-Solutions Corp.	525,200	11,571,432
Nomura Research Institute Ltd.	787,800	32,016,462
NTT Data Corp.	787,800	37,964,699
Otsuka Corp.	176,900	9,342,410

		156,130,577
LEISURE PRODUCTS — 0.78%
Bandai Namco Holdings Inc.	1,313,098	30,426,036
Sankyo Co. Ltd.	262,600	10,108,751
Sega Sammy Holdings Inc.	1,313,000	13,857,549
Shimano Inc.	525,200	70,772,092
Yamaha Corp.	1,050,400	24,078,980

		149,243,408
MACHINERY — 5.04%
Amada Holdings Co. Ltd.	2,626,000	23,034,518
FANUC Corp.	1,313,000	213,605,603
Hino Motors Ltd.	2,100,800	23,160,200
Hitachi Construction Machinery Co. Ltd.	787,800	11,441,416
IHI Corp.	7,878,000	24,443,025
JTEKT Corp.	1,575,600	22,219,750
Kawasaki Heavy Industries Ltd.	10,504,000	39,784,924
Komatsu Ltd.	6,302,400	104,766,966
Kubota Corp.	7,878,000	123,417,775
Kurita Water Industries Ltd.	787,800	16,421,032
Makita Corp.	787,800	44,660,527
Minebea Co. Ltd.	2,626,000	31,485,563
Mitsubishi Heavy Industries Ltd.	21,008,000	100,441,764
Nabtesco Corp.	787,800	15,738,448
NGK Insulators Ltd.	1,310,000	29,543,508
NSK Ltd.	3,151,200	38,848,808
SMC Corp./Japan	315,900	76,808,132
Sumitomo Heavy Industries Ltd.	2,626,000	11,441,416
THK Co. Ltd.	788,400	13,720,639

		964,984,014
MARINE — 0.26%
Mitsui OSK Lines Ltd.	7,878,000	22,232,751

Security	Shares	Value
Nippon Yusen KK	10,504,000	$27,650,089

		49,882,840
MEDIA — 0.54%
Dentsu Inc.	1,313,000	67,391,674
Hakuhodo DY Holdings Inc.	1,838,200	18,414,612
Toho Co. Ltd./Tokyo	787,800	17,786,201

		103,592,487
METALS & MINING — 1.40%
Hitachi Metals Ltd.	471,000	5,977,621
JFE Holdings Inc.	3,413,850	53,031,090
Kobe Steel Ltd.	23,634,000	31,788,934
Maruichi Steel Tube Ltd.	262,600	6,695,829
Mitsubishi Materials Corp.	7,878,000	25,353,138
Nippon Steel & Sumitomo Metal Corp.	52,520,705	108,218,179
Sumitomo Metal Mining Co. Ltd.	2,914,000	37,054,701

		268,119,492
MULTILINE RETAIL — 0.90%
Don Quijote Holdings Co. Ltd.	787,800	30,618,790
Isetan Mitsukoshi Holdings Ltd.	2,363,460	37,874,649
J Front Retailing Co. Ltd.	1,575,600	25,600,168
Marui Group Co. Ltd.	1,575,600	19,086,362
Ryohin Keikaku Co. Ltd.	161,000	35,817,634
Takashimaya Co. Ltd.	2,626,000	22,752,816

		171,750,419
OIL, GAS & CONSUMABLE FUELS — 0.91%
Idemitsu Kosan Co. Ltd.	787,800	13,508,672
INPEX Corp.	6,565,000	66,199,860
JX Holdings Inc.	14,968,295	57,916,685
Showa Shell Sekiyu KK	1,313,000	11,235,557
TonenGeneral Sekiyu KK	2,626,000	26,219,912

		175,080,686
PAPER & FOREST PRODUCTS — 0.13%
Oji Holdings Corp.	5,252,000	24,356,348

		24,356,348
PERSONAL PRODUCTS — 1.21%
Kao Corp.	3,413,800	156,400,690
Kose Corp.	262,600	26,024,888
Shiseido Co. Ltd.	2,363,400	49,623,891

		232,049,469
PHARMACEUTICALS — 5.85%
Astellas Pharma Inc.	14,180,450	210,626,810
Chugai Pharmaceutical Co. Ltd.	1,575,600	58,962,297
Daiichi Sankyo Co. Ltd.	4,201,669	81,044,694

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
Eisai Co. Ltd.	1,838,200	$125,504,533
Hisamitsu Pharmaceutical Co. Inc.	262,600	9,111,961
Kyowa Hakko Kirin Co. Ltd.	2,626,000	44,183,802
Mitsubishi Tanabe Pharma Corp.	1,313,000	23,532,913
Ono Pharmaceutical Co. Ltd.	525,200	67,088,303
Otsuka Holdings Co. Ltd.	2,626,000	89,613,591
Santen Pharmaceutical Co. Ltd.	2,626,000	41,063,415
Shionogi & Co. Ltd.	2,100,800	82,516,879
Sumitomo Dainippon Pharma Co. Ltd.	1,050,400	11,233,390
Taisho Pharmaceutical Holdings Co. Ltd.	262,600	17,032,108
Takeda Pharmaceutical Co. Ltd.	5,252,000	258,385,312

		1,119,900,008
PROFESSIONAL SERVICES — 0.13%
Recruit Holdings Co. Ltd.	787,800	24,248,001

		24,248,001
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.83%
Japan Prime Realty Investment Corp.	5,252	17,053,777
Japan Real Estate Investment Corp.	7,878	33,154,103
Japan Retail Fund Investment Corp.	15,766	29,090,049
Nippon Building Fund Inc.	10,504	44,205,471
Nippon Prologis REIT Inc.	7,902	14,377,943
United Urban Investment Corp.	15,756	20,776,572

		158,657,915
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.55%
Aeon Mall Co. Ltd.	787,800	13,294,145
Daito Trust Construction Co. Ltd.	525,200	57,510,451
Daiwa House Industry Co. Ltd.	3,939,000	96,894,492
Hulic Co. Ltd.	2,100,800	19,346,394
Mitsubishi Estate Co. Ltd.	8,184,000	176,193,885
Mitsui Fudosan Co. Ltd.	5,958,000	165,192,722
Nomura Real Estate Holdings Inc.	787,800	14,808,833
NTT Urban Development Corp.	787,800	7,365,412
Sumitomo Realty & Development Co. Ltd.	2,626,000	88,865,998
Tokyo Tatemono Co. Ltd.	1,270,500	15,977,572

Security	Shares	Value
Tokyu Fudosan Holdings Corp.	3,413,800	$23,493,908

		678,943,812
ROAD & RAIL — 4.07%
Central Japan Railway Co.	1,050,400	172,357,998
East Japan Railway Co.	2,363,400	218,524,545
Hankyu Hanshin Holdings Inc.	7,878,000	47,325,857
Keikyu Corp.	2,630,000	21,159,797
Keio Corp.	5,252,000	39,438,215
Keisei Electric Railway Co. Ltd.	656,000	7,004,695
Kintetsu Group Holdings Co. Ltd.	10,771,000	38,485,316
Nagoya Railroad Co. Ltd.	5,252,000	20,932,591
Nippon Express Co. Ltd.	5,252,000	25,483,154
Odakyu Electric Railway Co. Ltd.	2,866,000	26,203,969
Tobu Railway Co. Ltd.	7,878,000	35,169,353
Tokyu Corp.	7,878,000	55,971,927
West Japan Railway Co.	1,050,400	70,971,450

		779,028,867
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.51%
Rohm Co. Ltd.	787,800	42,840,302
Tokyo Electron Ltd.	1,050,452	55,285,579

		98,125,881
SOFTWARE — 1.27%
COLOPL Inc.[b]	262,600	4,743,420
GungHo Online Entertainment Inc.[b]	2,888,600	8,700,243
Konami Corp.	787,800	17,318,143
Nexon Co. Ltd.	787,800	10,986,360
Nintendo Co. Ltd.	787,800	162,585,122
Oracle Corp. Japan	262,600	10,986,360
Trend Micro Inc./Japan	787,800	28,050,972

		243,370,620
SPECIALTY RETAIL — 1.42%
ABC-Mart Inc.	262,600	15,948,640
Fast Retailing Co. Ltd.	334,500	135,983,352
Nitori Holdings Co. Ltd.	525,200	41,821,842
Sanrio Co. Ltd.[b]	263,400	8,705,013
Shimamura Co. Ltd.	262,600	24,291,340
USS Co. Ltd.	1,575,600	28,005,466
Yamada Denki Co. Ltd.[b]	4,698,100	18,104,656

		272,860,309

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2015

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.80%
Brother Industries Ltd.	1,575,600	$21,543,666
Canon Inc.	7,090,250	216,887,872
FUJIFILM Holdings Corp.	3,151,200	129,730,056
Konica Minolta Inc.	3,413,800	37,522,644
NEC Corp.	17,087,000	54,002,731
Ricoh Co. Ltd.	4,726,800	46,240,223
Seiko Epson Corp.	1,838,200	29,836,526

		535,763,718
TEXTILES, APPAREL & LUXURY GOODS — 0.16%
ASICS Corp.	1,050,400	30,770,475

		30,770,475
TOBACCO — 1.37%
Japan Tobacco Inc.	7,352,800	262,688,844

		262,688,844
TRADING COMPANIES & DISTRIBUTORS — 3.25%
ITOCHU Corp.	10,504,000	126,158,947
Marubeni Corp.	10,766,600	59,099,248
Mitsubishi Corp.	9,453,600	175,911,771
Mitsui & Co. Ltd.	11,554,400	150,502,293
Sumitomo Corp.	7,615,400	80,907,930
Toyota Tsusho Corp.	1,313,000	30,272,080

		622,852,269
TRANSPORTATION INFRASTRUCTURE — 0.19%
Japan Airport Terminal Co. Ltd.[b]	262,600	11,766,457
Kamigumi Co. Ltd.	2,626,000	22,016,058
Mitsubishi Logistics Corp.	242,000	2,921,533

		36,704,048
WIRELESS TELECOMMUNICATION SERVICES — 4.56%
KDDI Corp.	11,817,000	294,291,422
NTT DOCOMO Inc.	9,716,200	203,528,273

Security	Shares	Value
SoftBank Group Corp.	6,435,500	$375,078,900

		872,898,595

TOTAL COMMON STOCKS (Cost: $20,030,843,197)		19,094,899,267

SHORT-TERM INVESTMENTS — 0.45%

MONEY MARKET FUNDS — 0.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	81,008,864	81,008,864
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	4,651,927	4,651,927
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	380,471	380,471

		86,041,262

TOTAL SHORT-TERM INVESTMENTS
(Cost: $86,041,262)		86,041,262

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $20,116,884,459)		19,180,940,529
Other Assets, Less Liabilities — (0.17)%		(33,138,156)

NET ASSETS — 100.00%		$19,147,802,373

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
TOPIX Index	377	Sep. 2015	Tokyo Stock	$47,706,358	$(2,857,797)

See notes to financial statements.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.62%

AIRLINES — 0.89%
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,b	4,054,000	$5,353,792
Grupo Aeromexico SAB de CVa,b	3,632,336	5,422,528

		10,776,320
BANKS — 11.22%
Banregio Grupo Financiero SAB de CVb	1,828,200	9,572,447
Grupo Financiero Banorte SAB de CV	14,749,278	70,678,751
Grupo Financiero Inbursa SAB de CV Series O	16,386,592	34,521,217
Grupo Financiero Santander Mexico SAB de CV Series B	13,232,550	20,597,986

		135,370,401
BEVERAGES — 11.13%
Arca Continental SAB de CV	2,980,929	16,974,241
Coca-Cola Femsa SAB de CV Series L	1,972,958	14,168,143
Fomento Economico Mexicano SAB de CV	11,231,010	99,961,343
Organizacion Cultiba SAB de CVb	2,714,100	3,207,426

		134,311,153
BUILDING PRODUCTS — 0.00%
Corp GEO SAB de CVa,b	15,588,128	9
Urbi Desarrollos Urbanos SAB de CVa,b	29,674,089	18

		27
CAPITAL MARKETS — 0.38%
Grupo Financiero Interacciones SA de CV Series Ob	815,200	4,627,402

		4,627,402
CHEMICALS — 1.62%
Mexichem SAB de CV	7,651,374	19,570,737

		19,570,737
CONSTRUCTION & ENGINEERING — 1.81%
Empresas ICA SAB de CVa,b	7,419,688	2,927,195
Promotora y Operadora de Infraestructura SAB de CVa	1,797,500	18,870,537

		21,797,732

Security	Shares	Value
CONSTRUCTION MATERIALS — 4.75%
Cemex SAB de CV CPO[a]	73,234,704	$57,304,628

		57,304,628
CONSUMER FINANCE — 1.41%
Credito Real SAB de CV SOFOM ER	2,078,274	4,050,033
Gentera SAB de CVb	8,134,306	12,972,231

		17,022,264
DIVERSIFIED FINANCIAL SERVICES — 0.45%
Bolsa Mexicana de Valores SAB de CVb	3,578,587	5,402,003

		5,402,003
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.28%
Axtel SAB de CV CPO[a,b]	8,302,777	3,359,705

		3,359,705
FOOD & STAPLES RETAILING — 7.59%
Controladora Comercial Mexicana SAB de CV BC Units	3,608,055	10,284,462
Grupo Comercial Chedraui SA de CVb	2,883,000	7,171,420
Wal-Mart de Mexico SAB de CV	31,033,433	74,217,620

		91,673,502
FOOD PRODUCTS — 6.03%
Gruma SAB de CV Series B	1,422,800	19,088,244
Grupo Bimbo SAB de CVa	11,673,704	29,970,392
Grupo Herdez SAB de CVb	2,220,444	5,422,753
Grupo Lala SAB de CV	4,852,400	10,945,372
Industrias Bachoco SAB de CV Series B	1,553,400	7,341,157

		72,767,918
HOTELS, RESTAURANTS & LEISURE — 1.30%
Alsea SAB de CVb	3,888,466	11,962,015
Hoteles City Express SAB de CVa	2,947,800	3,775,222

		15,737,237
HOUSEHOLD DURABLES — 0.26%
Consorcio ARA SAB de CVa	9,019,319	3,117,524

		3,117,524
HOUSEHOLD PRODUCTS — 2.03%
Kimberly-Clark de Mexico SAB de CV Series A	10,950,554	24,504,964

		24,504,964

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2015

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 4.83%
Alfa SAB de CV	19,744,851	$39,289,665
Grupo Carso SAB de CV Series A1	4,200,433	19,049,639

		58,339,304
INSURANCE — 0.29%
Qualitas Controladora SAB de CVa,b	2,431,100	3,448,163

		3,448,163
MACHINERY — 0.27%
Grupo Rotoplas SAB de CVa	2,106,900	3,206,807

		3,206,807
MEDIA — 7.70%
Grupo Televisa SAB	14,830,897	90,549,785
TV Azteca SAB de CV CPO[b]	17,035,139	2,446,644

		92,996,429
METALS & MINING — 6.89%
Grupo Mexico SAB de CV Series B	22,222,386	56,218,134
Grupo Simec SAB de CV Series Ba,b	1,234,154	3,387,672
Industrias CH SAB de CV Series Ba,b	1,451,483	4,925,354
Industrias Penoles SAB de CV	1,039,993	14,776,825
Minera Frisco SAB de CV Series A1[a,b]	6,907,903	3,845,043

		83,153,028
MULTILINE RETAIL — 1.57%
El Puerto de Liverpool SAB de CV Series C1	1,391,795	16,578,784
Grupo Famsa SAB de CV Series Aa,b	3,897,021	2,322,420

		18,901,204
PHARMACEUTICALS — 0.48%
Genomma Lab Internacional SAB de CV Series Ba	7,168,693	5,797,328

		5,797,328
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.49%
Concentradora Fibra Hotelera Mexicana SA de CVb	4,391,100	4,179,134
Fibra Shop Portafolios Inmobiliarios SAPI de CVb	3,928,495	3,743,542

Security	Shares	Value
Fibra Uno Administracion SA de CV	16,477,900	$35,243,852
Mexico Real Estate Management SA de CV	6,518,300	8,841,270
PLA Administradora Industrial S. de RL de CV	4,900,000	9,145,888
Prologis Property Mexico SA de CV	3,282,400	5,093,784

		66,247,470
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.60%
Corp Inmobiliaria Vesta SAB de CVb	4,686,849	7,250,930

		7,250,930
TRANSPORTATION INFRASTRUCTURE — 4.85%
Grupo Aeroportuario del Centro Norte SAB de CV	1,765,592	9,234,109
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,275,049	19,032,859
Grupo Aeroportuario del Sureste SAB de CV Series B	1,497,765	21,761,330
OHL Mexico SAB de CVa	6,382,600	8,474,632

		58,502,930
WIRELESS TELECOMMUNICATION SERVICES — 15.50%
America Movil SAB de CV	205,588,018	187,087,547

		187,087,547

TOTAL COMMON STOCKS (Cost: $1,654,526,830)		1,202,274,657

SHORT-TERM INVESTMENTS — 3.71%

MONEY MARKET FUNDS — 3.71%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	41,442,142	41,442,142
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	2,379,811	2,379,811
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	982,115	982,115

		44,804,068

TOTAL SHORT-TERM INVESTMENTS
(Cost: $44,804,068)		44,804,068

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 103.33%
(Cost: $1,699,330,898)	$1,247,078,725
Other Assets, Less Liabilities — (3.33)%	(40,136,422)

NET ASSETS — 100.00%	$1,206,942,303

CPO  —  Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 96.12%

AEROSPACE & DEFENSE — 0.72%
Korea Aerospace Industries Ltd.	290,877	$22,699,595

		22,699,595
AIR FREIGHT & LOGISTICS — 0.51%
Hyundai Glovis Co. Ltd.	110,034	16,001,562

		16,001,562
AIRLINES — 0.23%
Korean Air Lines Co. Ltd.[a]	260,628	7,337,909

		7,337,909
AUTO COMPONENTS — 3.49%
Hankook Tire Co. Ltd.	504,596	15,763,959
Hanon Systems[b]	270,078	8,300,431
Hyundai Mobis Co. Ltd.	436,580	76,223,860
Hyundai Wia Corp.	112,941	9,978,723

		110,266,973
AUTOMOBILES — 6.12%
Hyundai Motor Co.	982,065	123,718,187
Kia Motors Corp.	1,690,041	69,587,822

		193,306,009
BANKS — 8.62%
BNK Financial Group Inc.	1,466,121	17,230,253
DGB Financial Group Inc.	1,169,267	10,281,443
Hana Financial Group Inc.	1,903,657	43,778,880
Industrial Bank of Korea[b]	1,698,780	18,959,117
KB Financial Group Inc.	2,475,421	74,927,138
Shinhan Financial Group Co. Ltd.	2,725,854	91,149,885
Woori Bank	2,098,661	16,182,446

		272,509,162
BUILDING PRODUCTS — 0.42%
KCC Corp.	39,936	13,252,911

		13,252,911
CAPITAL MARKETS — 1.83%
Daewoo Securities Co. Ltd.	1,233,655	12,933,690
Korea Investment Holdings Co. Ltd.	265,665	15,678,222
Mirae Asset Securities Co. Ltd.	183,568	6,060,732
NH Investment & Securities Co. Ltd.	1,017,291	8,351,634
Samsung Securities Co. Ltd.	390,406	14,919,764

		57,944,042

Security	Shares	Value
CHEMICALS — 4.21%
Hanwha Chemical Corp.[b]	738,898	$11,338,828
Hanwha Corp.	315,029	11,226,779
Hyosung Corp.	154,238	16,692,001
Kumho Petrochemical Co. Ltd.[b]	106,152	4,918,309
LG Chem Ltd.	298,642	59,084,530
Lotte Chemical Corp.	103,085	21,527,791
OCI Co. Ltd.[b]	121,331	8,381,097

		133,169,335
COMMERCIAL SERVICES & SUPPLIES — 0.84%
KEPCO Plant Service & Engineering Co. Ltd.	148,302	15,798,818
S-1 Corp.	134,994	10,717,342

		26,516,160
CONSTRUCTION & ENGINEERING — 1.79%
Daelim Industrial Co. Ltd.[b]	195,992	11,152,198
Daewoo Engineering & Construction Co. Ltd.[a,b]	857,568	4,618,650
GS Engineering & Construction Corp.[a,b]	369,158	7,600,082
Hyundai Development Co. Engineering & Construction[b]	379,658	19,227,659
Hyundai Engineering & Construction Co. Ltd.	499,104	14,009,938

		56,608,527
CONSUMER FINANCE — 0.25%
Samsung Card Co. Ltd.	256,135	7,850,259

		7,850,259
DISTRIBUTORS — 1.09%
Samsung C&T Corp.	849,106	34,531,387

		34,531,387
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.62%
KT Corp.[a]	242,029	5,903,645
LG Uplus Corp.	1,466,302	13,637,136

		19,540,781
ELECTRIC UTILITIES — 2.12%
Korea Electric Power Corp.	1,647,771	66,872,127

		66,872,127
ELECTRICAL EQUIPMENT — 0.32%
Doosan Heavy Industries & Construction Co. Ltd.	368,959	5,739,882
LS Industrial Systems Co. Ltd.	120,758	4,410,692

		10,150,574

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2015

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 2.65%
LG Display Co. Ltd.	1,527,147	$29,761,774
LG Innotek Co. Ltd.[b]	96,547	7,501,729
Samsung Electro-Mechanics Co. Ltd.[b]	400,597	20,559,068
Samsung SDI Co. Ltd.	363,668	25,981,776

		83,804,347
FOOD & STAPLES RETAILING — 1.05%
BGF retail Co. Ltd.	19,910	3,391,981
Dongsuh Cos. Inc.	86,751	3,285,939
E-Mart Co. Ltd.	137,628	26,588,880

		33,266,800
FOOD PRODUCTS — 1.43%
CJ CheilJedang Corp.[b]	53,160	17,663,817
Lotte Confectionery Co. Ltd.	5,176	8,524,919
Orion Corp./Republic of Korea	24,062	18,981,058

		45,169,794
GAS UTILITIES — 0.22%
Korea Gas Corp.	207,250	7,052,896

		7,052,896
HOTELS, RESTAURANTS & LEISURE — 1.09%
Kangwon Land Inc.	773,744	27,835,813
Paradise Co. Ltd.[a,b]	348,995	6,727,614

		34,563,427
HOUSEHOLD DURABLES — 2.09%
Coway Co. Ltd.	355,717	25,383,652
Hanssem Co. Ltd.	52,963	14,262,283
LG Electronics Inc.	702,429	26,428,316

		66,074,251
HOUSEHOLD PRODUCTS — 1.30%
LG Household & Health Care Ltd.[b]	60,832	41,249,008

		41,249,008
INDUSTRIAL CONGLOMERATES — 4.17%
Cheil Industries Inc.[a,b]	135,857	20,446,033
CJ Corp.	96,574	23,474,974
Doosan Corp.	60,431	5,262,645
LG Corp.	621,659	30,590,195
SK Holdings Co. Ltd.	227,499	51,933,824

		131,707,671
INSURANCE — 4.04%
Dongbu Insurance Co. Ltd.	292,574	13,159,955

Security	Shares	Value
Hanwha Life Insurance Co. Ltd.	1,530,346	$10,286,409
Hyundai Marine & Fire Insurance Co. Ltd.	441,764	10,458,163
Samsung Fire & Marine Insurance Co. Ltd.	222,429	50,682,406
Samsung Life Insurance Co. Ltd.	518,383	43,083,533

		127,670,466
INTERNET SOFTWARE & SERVICES — 3.01%
Daum Kakao Corp.[b]	175,131	19,974,781
NAVER Corp.	179,465	75,184,872

		95,159,653
IT SERVICES — 1.23%
Samsung SDS Co. Ltd.	178,702	38,754,651

		38,754,651
MACHINERY — 1.32%
Daewoo Shipbuilding & Marine Engineering Co. Ltd.[b]	754,991	4,295,996
Doosan Infracore Co. Ltd.[a,b]	1,015,878	5,737,531
Hyundai Heavy Industries Co. Ltd.[a,b]	278,421	21,539,228
Samsung Heavy Industries Co. Ltd.[b]	1,053,672	10,022,245

		41,595,000
MARINE — 0.15%
Hyundai Merchant Marine Co. Ltd.[a,b]	670,299	4,817,198

		4,817,198
MEDIA — 0.27%
Cheil Worldwide Inc.[a,b]	580,409	8,538,674

		8,538,674
METALS & MINING — 3.74%
Hyundai Steel Co.	530,027	23,706,133
Korea Zinc Co. Ltd.	56,248	24,396,723
POSCO	435,673	69,987,630

		118,090,486
MULTILINE RETAIL — 1.29%
Hyundai Department Store Co. Ltd.	104,981	13,358,394
Lotte Shopping Co. Ltd.	75,042	16,972,086
Shinsegae Co. Ltd.	49,039	10,386,193

		40,716,673
OIL, GAS & CONSUMABLE FUELS — 2.01%
GS Holdings Corp.	351,345	13,798,330

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2015

Security	Shares	Value
S-Oil Corp.	306,902	$15,568,903
SK Innovation Co. Ltd.[a]	406,256	34,314,077

		63,681,310
PERSONAL PRODUCTS — 2.94%
AmorePacific Corp.	206,699	66,147,175
AmorePacific Group	184,178	26,783,865

		92,931,040
PHARMACEUTICALS — 1.40%
Celltrion Inc.[a,b]	419,105	25,158,702
Hanmi Pharm Co. Ltd.[a,b]	10,659	3,920,241
Hanmi Science Co. Ltd.[a]	26,403	3,571,744
Yuhan Corp.	54,666	11,485,522

		44,136,209
ROAD & RAIL — 0.24%
CJ Korea Express Co. Ltd.[a,b]	50,757	7,638,762

		7,638,762
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.56%
SK Hynix Inc.	3,714,660	112,436,971

		112,436,971
SOFTWARE — 0.60%
NCsoft Corp.	103,020	19,031,807

		19,031,807
SPECIALTY RETAIL — 0.71%
Hotel Shilla Co. Ltd.[b]	221,587	22,575,551

		22,575,551
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 19.56%
Samsung Electronics Co. Ltd.	671,430	618,209,486

		618,209,486
TOBACCO — 2.09%
KT&G Corp.	705,564	65,918,260

		65,918,260
TRADING COMPANIES & DISTRIBUTORS — 0.35%
Daewoo International Corp.	338,820	6,245,002
SK Networks Co. Ltd.	880,497	4,891,030

		11,136,032
WIRELESS TELECOMMUNICATION SERVICES — 0.43%
SK Telecom Co. Ltd.	66,462	13,711,036

		13,711,036

TOTAL COMMON STOCKS
(Cost: $2,011,298,868)		3,038,194,772

Security	Shares	Value
PREFERRED STOCKS — 3.71%

AUTOMOBILES — 1.09%
Hyundai Motor Co.[b]	163,466	$13,406,216
Hyundai Motor Co. Series 2	249,771	21,117,819

		34,524,035
CHEMICALS — 0.26%
LG Chem Ltd.	56,196	8,219,749

		8,219,749
PERSONAL PRODUCTS — 0.12%
AmorePacific Corp.	23,896	3,687,186

		3,687,186
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.24%
Samsung Electronics Co. Ltd.	96,425	70,927,711

		70,927,711

TOTAL PREFERRED STOCKS
(Cost: $106,470,398)		117,358,681

SHORT-TERM INVESTMENTS — 6.41%

MONEY MARKET FUNDS — 6.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	189,155,862	189,155,862
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	10,862,260	10,862,260
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	2,602,779	2,602,779

		202,620,901

TOTAL SHORT-TERM INVESTMENTS
(Cost: $202,620,901)		202,620,901

TOTAL INVESTMENTS IN SECURITIES — 106.24%
(Cost: $2,320,390,167)		3,358,174,354
Other Assets, Less Liabilities — (6.24)%		(197,220,045)

NET ASSETS — 100.00%		$3,160,954,309

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® , INC.

August 31, 2015

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,644,489,387	$2,704,084,804	$20,030,843,197
Affiliated (Note 2)	5,940,640	21,685,835	86,041,262

Total cost of investments	$1,650,430,027	$2,725,770,639	$20,116,884,459

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,213,205,355	$1,925,818,740	$19,094,899,267
Affiliated (Note 2)	5,940,640	21,685,835	86,041,262

Total fair value of investments	1,219,145,995	1,947,504,575	19,180,940,529
Foreign currency, at value[b]	3,659,533	6,320,941	33,851,587
Foreign currency pledged to broker, at value[b]	956,683	553,141	6,058,853
Receivables:
Investment securities sold	1,675,488	4,035,069	95,369,867
Due from custodian (Note 4)	1,829,619	—	—
Dividends and interest	10,774,466	2,920,029	18,774,384
Capital shares sold	180,153	—	9,146,132

Total Assets	1,238,221,937	1,961,333,755	19,344,141,352

LIABILITIES
Payables:
Investment securities purchased	3,441,924	6,933,510	95,225,618
Collateral for securities on loan (Note 1)	5,828,883	21,522,542	85,660,791
Capital shares redeemed	—	467,090	4,608,607
Futures variation margin	307,229	140,053	2,857,797
Securities related to in-kind transactions (Note 4)	37,250	—	—
Investment advisory fees (Note 2)	543,471	816,468	7,986,166

Total Liabilities	10,158,757	29,879,663	196,338,979

NET ASSETS	$1,228,063,180	$1,931,454,092	$19,147,802,373

Net assets consist of:
Paid-in capital	$1,895,793,902	$3,125,812,051	$21,136,782,806
Undistributed (distributions in excess of) net investment income	6,449,210	415,638	(21,895,543)
Accumulated net realized loss	(242,251,289)	(416,223,279)	(1,029,172,144)
Net unrealized depreciation	(431,928,643)	(778,550,318)	(937,912,746)

NET ASSETS	$1,228,063,180	$1,931,454,092	$19,147,802,373

Shares outstanding[c]	65,800,000	80,400,000	1,575,600,000

Net asset value per share	$18.66	$24.02	$12.15

[a]	Securities on loan with values of $5,481,119, $20,765,824 and $81,205,932, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker, if any: $4,696,624, $6,985,879 and $39,258,033, respectively.
[c]	$0.001 par value, number of shares authorized: 627.8 million, 340.2 million and 2.5246 billion, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$1,654,526,830	$2,117,769,266
Affiliated (Note 2)	44,804,068	202,620,901

Total cost of investments	$1,699,330,898	$2,320,390,167

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,202,274,657	$3,155,553,453
Affiliated (Note 2)	44,804,068	202,620,901

Total fair value of investments	1,247,078,725	3,358,174,354
Foreign currency, at value[b]	2,577,864	—
Receivables:
Investment securities sold	67,751,418	64,224,549
Due from custodian (Note 4)	45,713,557	—
Dividends and interest	504,704	1,285,619
Capital shares sold	94,727	—

Total Assets	1,363,720,995	3,423,684,522

LIABILITIES
Payables:
Investment securities purchased	112,424,996	40,484,182
Collateral for securities on loan (Note 1)	43,821,953	200,018,122
Capital shares redeemed	22,760	20,377,635
Investment advisory fees (Note 2)	508,983	1,850,274

Total Liabilities	156,778,692	262,730,213

NET ASSETS	$1,206,942,303	$3,160,954,309

Net assets consist of:
Paid-in capital	$1,889,595,830	$3,393,474,644
Undistributed (distributions in excess of) net investment income	597,098	(78,505,763)
Accumulated net realized loss	(230,829,837)	(1,191,742,880)
Net unrealized appreciation (depreciation)	(452,420,788)	1,037,728,308

NET ASSETS	$1,206,942,303	$3,160,954,309

Shares outstanding[c]	22,900,000	65,650,000

Net asset value per share	$52.70	$48.15

[a]	Securities on loan with values of $40,305,767 and $188,300,983, respectively. See Note 1.
[b]	Cost of foreign currency: $2,610,353 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 255 million and 200 million, respectively.

See notes to financial statements.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® , INC.

Year ended August 31, 2015

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$97,219,669	$63,881,721	$274,161,987
Interest — unaffiliated	4,087	—	—
Interest — affiliated (Note 2)	70	77	862
Securities lending income — affiliated — net (Note 2)	89,427	61,410	2,880,407

Total investment income	97,313,253	63,943,208	277,043,256

EXPENSES
Investment advisory fees (Note 2)	7,960,415	12,771,622	78,965,332

Total expenses	7,960,415	12,771,622	78,965,332

Net investment income	89,352,838	51,171,586	198,077,924

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(58,424,950)	(113,825,352)	(132,736,642)
In-kind redemptions — unaffiliated	22,599,887	113,934,459	562,342,727
Futures contracts	(1,608,460)	395,420	23,318,919
Foreign currency transactions	(4,969,706)	(690,125)	(18,933,104)

Net realized gain (loss)	(42,403,229)	(185,598)	433,991,900

Net change in unrealized appreciation/depreciation on:
Investments	(585,753,661)	(887,129,770)	(334,714,877)
Futures contracts	(760,041)	(1,033,143)	(3,764,376)
Translation of assets and liabilities in foreign currencies	(354,000)	(14,788)	1,557,609

Net change in unrealized appreciation/depreciation	(586,867,702)	(888,177,701)	(336,921,644)

Net realized and unrealized gain (loss)	(629,270,931)	(888,363,299)	97,070,256

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(539,918,093)	$(837,191,713)	$295,148,180

[a]	Net of foreign withholding tax of $1,393,004, $11,416,573 and $30,373,104, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$32,463,169	$53,016,785
Interest — unaffiliated	—	970
Interest — affiliated (Note 2)	51	755
Securities lending income — affiliated — net (Note 2)	785,455	6,746,452

	33,248,675	59,764,962
Less: Other foreign taxes (Note 1)	—	(4,442)

Total investment income	33,248,675	59,760,520

EXPENSES
Investment advisory fees (Note 2)	10,089,636	25,858,763

Total expenses	10,089,636	25,858,763

Net investment income	23,159,039	33,901,757

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(78,777,968)	(284,081,583)
In-kind redemptions — unaffiliated	(138,503,730)	—
Foreign currency transactions	(757,154)	(390,021)

Net realized loss	(218,038,852)	(284,471,604)

Net change in unrealized appreciation/depreciation on:
Investments	(502,057,890)	(1,094,073,908)
Translation of assets and liabilities in foreign currencies	(170,639)	(47,207)

Net change in unrealized appreciation/depreciation	(502,228,529)	(1,094,121,115)

Net realized and unrealized loss	(720,267,381)	(1,378,592,719)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(697,108,342)	$(1,344,690,962)

[a]	Net of foreign withholding tax of $512,052 and $10,159,915, respectively.

See notes to financial statements.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® , INC.

	iShares MSCI Australia ETF		iShares MSCI Canada ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$89,352,838	$82,908,446	$51,171,586	$66,432,321
Net realized gain (loss)	(42,403,229)	35,472,872	(185,598)	6,264,667
Net change in unrealized appreciation/depreciation	(586,867,702)	210,426,381	(888,177,701)	621,918,423

Net increase (decrease) in net assets resulting from operations	(539,918,093)	328,807,699	(837,191,713)	694,615,411

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(88,722,742)	(76,457,082)	(56,091,045)	(71,105,660)

Total distributions to shareholders	(88,722,742)	(76,457,082)	(56,091,045)	(71,105,660)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	286,641,003	364,472,393	422,191,995	537,013,459
Cost of shares redeemed	(477,049,572)	(486,559,346)	(1,384,361,375)	(801,840,234)

Net decrease in net assets from capital share transactions	(190,408,569)	(122,086,953)	(962,169,380)	(264,826,775)

INCREASE (DECREASE) IN NET ASSETS	(819,049,404)	130,263,664	(1,855,452,138)	358,682,976

NET ASSETS
Beginning of year	2,047,112,584	1,916,848,920	3,786,906,230	3,428,223,254

End of year	$1,228,063,180	$2,047,112,584	$1,931,454,092	$3,786,906,230

Undistributed net investment income included in net assets at end of year	$6,449,210	$4,863,922	$415,638	$3,649,118

SHARES ISSUED AND REDEEMED
Shares sold	12,800,000	13,800,000	14,300,000	17,400,000
Shares redeemed	(22,400,000)	(19,600,000)	(48,900,000)	(27,800,000)

Net decrease in shares outstanding	(9,600,000)	(5,800,000)	(34,600,000)	(10,400,000)

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Japan ETF		iShares MSCI Mexico Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$198,077,924	$177,693,682	$23,159,039	$43,179,073
Net realized gain (loss)	433,991,900	136,968,307	(218,038,852)	(49,805,879)
Net change in unrealized appreciation/depreciation	(336,921,644)	665,594,417	(502,228,529)	416,649,115

Net increase (decrease) in net assets resulting from operations	295,148,180	980,256,406	(697,108,342)	410,022,309

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(187,336,932)	(199,951,249)	(30,297,965)	(41,504,491)

Total distributions to shareholders	(187,336,932)	(199,951,249)	(30,297,965)	(41,504,491)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,592,356,336	5,400,567,672	862,520,515	2,034,431,562
Cost of shares redeemed	(4,281,553,914)	(1,913,626,119)	(2,203,323,997)	(1,344,849,484)

Net increase (decrease) in net assets from capital share transactions	4,310,802,422	3,486,941,553	(1,340,803,482)	689,582,078

INCREASE (DECREASE) IN NET ASSETS	4,418,613,670	4,267,246,710	(2,068,209,789)	1,058,099,896

NET ASSETS
Beginning of year	14,729,188,703	10,461,941,993	3,275,152,092	2,217,052,196

End of year	$19,147,802,373	$14,729,188,703	$1,206,942,303	$3,275,152,092

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(21,895,543)	$(28,649,511)	$597,098	$5,791,200

SHARES ISSUED AND REDEEMED
Shares sold	697,200,000	457,800,000	14,400,000	31,000,000
Shares redeemed	(366,600,000)	(166,800,000)	(37,300,000)	(21,000,000)

Net increase (decrease) in shares outstanding	330,600,000	291,000,000	(22,900,000)	10,000,000

See notes to financial statements.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI South Korea Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$33,901,757	$16,661,091
Net realized loss	(284,471,604)	(39,478,146)
Net change in unrealized appreciation/depreciation	(1,094,121,115)	623,922,673

Net increase (decrease) in net assets resulting from operations	(1,344,690,962)	601,105,618

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(50,182,957)	(61,830,398)

Total distributions to shareholders	(50,182,957)	(61,830,398)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	649,650,453	1,151,119,199
Cost of shares redeemed	(985,441,132)	(175,291,957)

Net increase (decrease) in net assets from capital share transactions	(335,790,679)	975,827,242

INCREASE (DECREASE) IN NET ASSETS	(1,730,664,598)	1,515,102,462

NET ASSETS
Beginning of year	4,891,618,907	3,376,516,445

End of year	$3,160,954,309	$4,891,618,907

Distributions in excess of net investment income included in net assets at end of year	$(78,505,763)	$(61,970,456)

SHARES ISSUED AND REDEEMED
Shares sold	10,650,000	18,000,000
Shares redeemed	(18,650,000)	(2,900,000)

Net increase (decrease) in shares outstanding	(8,000,000)	15,100,000

See notes to financial statements.

FINANCIAL STATEMENTS	95

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$27.15	$23.61	$23.39	$24.18	$20.92

Income from investment operations:
Net investment income[a]	1.23	1.10	1.02	1.04	0.99
Net realized and unrealized gain (loss)[b]	(8.49)	3.43	0.64	(0.72)	3.33

Total from investment operations	(7.26)	4.53	1.66	0.32	4.32

Less distributions from:
Net investment income	(1.23)	(0.99)	(1.44)	(1.11)	(1.06)

Total distributions	(1.23)	(0.99)	(1.44)	(1.11)	(1.06)

Net asset value, end of year	$18.66	$27.15	$23.61	$23.39	$24.18

Total return	(27.31)%	19.76%	7.06%	1.84%	20.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,228,063	$2,047,113	$1,916,849	$2,493,699	$3,090,425
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	5.37%	4.28%	4.05%	4.61%	3.95%
Portfolio turnover rate[c]	9%	6%	6%	9%	9%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$32.93	$27.34	$27.52	$29.89	$26.10

Income from investment operations:
Net investment income[a]	0.54	0.59	0.60	0.53	0.53
Net realized and unrealized gain (loss)[b]	(8.85)	5.62	(0.10)	(2.33)	3.78

Total from investment operations	(8.31)	6.21	0.50	(1.80)	4.31

Less distributions from:
Net investment income	(0.60)	(0.62)	(0.68)	(0.57)	(0.52)

Total distributions	(0.60)	(0.62)	(0.68)	(0.57)	(0.52)

Net asset value, end of year	$24.02	$32.93	$27.34	$27.52	$29.89

Total return	(25.48)%	23.00%	1.84%	(5.87)%	16.50%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,931,454	$3,786,906	$3,428,223	$4,254,544	$5,092,547
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	1.92%	1.97%	2.12%	1.94%	1.70%
Portfolio turnover rate[c]	5%	6%	7%	5%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$11.83	$10.97	$9.02	$9.80	$9.43

Income from investment operations:
Net investment income[a]	0.15	0.15	0.13	0.18	0.16
Net realized and unrealized gain (loss)[b]	0.30	0.88	1.97	(0.77)	0.37

Total from investment operations	0.45	1.03	2.10	(0.59)	0.53

Less distributions from:
Net investment income	(0.13)	(0.17)	(0.15)	(0.19)	(0.16)

Total distributions	(0.13)	(0.17)	(0.15)	(0.19)	(0.16)

Net asset value, end of year	$12.15	$11.83	$10.97	$9.02	$9.80

Total return	3.84%	9.39%	23.46%	(5.96)%	5.54%

Ratios/Supplemental data:
Net assets, end of year (000s)	$19,147,802	$14,729,189	$10,461,942	$4,629,034	$7,194,509
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.51%
Ratio of net investment income to average net assets	1.20%	1.31%	1.18%	1.95%	1.53%
Portfolio turnover rate[c]	2%	2%	4%	3%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$71.51	$61.93	$60.96	$58.39	$48.17

Income from investment operations:
Net investment income[a]	0.68	1.06	0.75	0.73	0.80
Net realized and unrealized gain (loss)[b]	(18.56)	9.61	0.85	2.76	10.15

Total from investment operations	(17.88)	10.67	1.60	3.49	10.95

Less distributions from:
Net investment income	(0.93)	(1.09)	(0.63)	(0.92)	(0.73)

Total distributions	(0.93)	(1.09)	(0.63)	(0.92)	(0.73)

Net asset value, end of year	$52.70	$71.51	$61.93	$60.96	$58.39

Total return	(25.10)%	17.42%	2.53%	6.13%	22.67%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,206,942	$3,275,152	$2,217,052	$1,182,700	$1,243,731
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.52%
Ratio of net investment income to average net assets	1.10%	1.61%	1.09%	1.26%	1.35%
Portfolio turnover rate[c]	13%	19%	32%	10%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$66.42	$57.67	$55.97	$56.74	$47.76

Income from investment operations:
Net investment income[a]	0.46	0.25	0.23	0.23	0.29
Net realized and unrealized gain (loss)[b]	(18.07)	9.40	1.83	(0.63)	9.19

Total from investment operations	(17.61)	9.65	2.06	(0.40)	9.48

Less distributions from:
Net investment income	(0.66)	(0.90)	(0.36)	(0.37)	(0.43)
Return of capital	—	—	—	—	(0.07)

Total distributions	(0.66)	(0.90)	(0.36)	(0.37)	(0.50)

Net asset value, end of year	$48.15	$66.42	$57.67	$55.97	$56.74

Total return	(26.58)%	16.83%	3.65%	(0.62)%	19.76%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,160,954	$4,891,619	$3,376,516	$2,669,551	$4,071,225
Ratio of expenses to average net assets	0.62%	0.62%	0.61%	0.61%	0.59%
Ratio of net investment income to average net assets	0.81%	0.39%	0.40%	0.42%	0.49%
Portfolio turnover rate[c]	24%	13%	13%	12%	18%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2015, August 31, 2014, August 31, 2013, August 31, 2012, and August 31, 2011 were 10%, 10%, 11%, 8%, and 6%, respectively. See Note 4.

See notes to financial statements.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® , INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico Capped	Non-diversified
MSCI South Korea Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Australia
Investments:
Assets:
Common Stocks	$1,213,205,355	$—	$—	$1,213,205,355
Money Market Funds	5,940,640	—	—	5,940,640

Total	$1,219,145,995	$—	$—	$1,219,145,995

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(307,229)	$—	$—	$(307,229)

Total	$(307,229)	$—	$—	$(307,229)

MSCI Canada
Investments:
Assets:
Common Stocks	$1,925,818,740	$—	$—	$1,925,818,740
Money Market Funds	21,685,835	—	—	21,685,835

Total	$1,947,504,575	$—	$—	$1,947,504,575

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(140,053)	$—	$—	$(140,053)

Total	$(140,053)	$—	$—	$(140,053)

MSCI Japan
Investments:
Assets:
Common Stocks	$19,094,899,267	$—	$—	$19,094,899,267
Money Market Funds	86,041,262	—	—	86,041,262

Total	$19,180,940,529	$—	$—	$19,180,940,529

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(2,857,797)	$—	$—	$(2,857,797)

Total	$(2,857,797)	$—	$—	$(2,857,797)

MSCI Mexico Capped
Investments:
Assets:
Common Stocks	$1,202,274,630	$—	$27	$1,202,274,657
Money Market Funds	44,804,068	—	—	44,804,068

Total	$1,247,078,698	$—	$27	$1,247,078,725

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI South Korea Capped
Investments:
Assets:
Common Stocks	$3,003,663,385	$34,531,387	$—	$3,038,194,772
Preferred Stocks	117,358,681	—	—	117,358,681
Money Market Funds	202,620,901	—	—	202,620,901

Total	$3,323,642,967	$34,531,387	$—	$3,358,174,354

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

The iShares MSCI South Korea Capped ETF had transfers from Level 1 to Level 2 during the year ended August 31, 2015 in the amount of $70,385,702, resulting from a temporary suspension of trading.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Australia	$5,481,119	$5,481,119	$—
MSCI Canada	20,765,824	20,765,824	—
MSCI Japan	81,205,932	81,205,932	—
MSCI Mexico Capped	40,305,767	40,305,767	—
MSCI South Korea Capped	188,300,983	188,300,983	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico Capped ETFs, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

For its investment advisory services to the iShares MSCI South Korea Capped ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $32 billion
0.45	Over $32 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Australia	$23,418
MSCI Canada	27,587
MSCI Japan	817,744
MSCI Mexico Capped	258,986
MSCI South Korea Capped	1,852,064

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES®, INC.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Australia	$144,805,225	$157,690,225
MSCI Canada	171,095,220	144,978,881
MSCI Japan	485,566,867	352,915,955
MSCI Mexico Capped	281,880,821	276,258,621
MSCI South Korea Capped	1,017,176,031	1,365,896,360

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Australia	$280,664,374	$467,324,355
MSCI Canada	418,445,991	1,370,826,562
MSCI Japan	8,348,092,364	4,174,371,529
MSCI Mexico Capped	842,247,513	2,195,287,492

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of August 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Variation margin/Net assets consist of – net unrealized depreciation[a]	$307,229	$140,053	$2,857,797

[a]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(1,608,460)	$395,420	$23,318,919

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(760,041)	$(1,033,143)	$(3,764,376)

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2015:

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Average value of contracts purchased	$18,315,106	$9,794,047	$82,790,244

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES®, INC.

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Australia	$(21,778,637)	$955,192	$20,823,445
MSCI Canada	67,534,983	1,685,979	(69,220,962)
MSCI Japan	449,885,441	(3,987,024)	(445,898,417)
MSCI Mexico Capped	(211,195,280)	1,944,824	209,250,456
MSCI South Korea Capped	—	(254,107)	254,107

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Australia
Ordinary income	$88,722,742	$76,457,082

MSCI Canada
Ordinary income	$56,091,045	$71,105,660

MSCI Japan
Ordinary income	$187,336,932	$199,951,249

MSCI Mexico Capped
Ordinary income	$30,297,965	$41,504,491

MSCI South Korea Capped
Ordinary income	$50,182,957	$61,830,398

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Australia	$7,242,413	$(172,721,025)	$(478,171,441)	$(24,080,669)	$(667,730,722)
MSCI Canada	1,882,603	(290,684,245)	(807,480,587)	(98,075,730)	(1,194,357,959)
MSCI Japan	28,632,728	(797,344,560)	(1,177,383,944)	(42,884,657)	(1,988,980,433)
MSCI Mexico Capped	1,525,684	(140,104,655)	(516,594,236)	(27,480,320)	(682,653,527)
MSCI South Korea Capped	13,149,685	(397,308,550)	428,856,235	(277,217,705)	(232,520,335)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Australia	$112,709,424	$529,868	$24,006,125	$23,348,244	$12,127,364	$172,721,025
MSCI Canada	173,857,295	5,107,471	27,886,883	68,928,677	14,903,919	290,684,245
MSCI Japan	323,800,260	44,443,527	116,295,478	173,577,101	139,228,194	797,344,560
MSCI Mexico Capped	104,624,381	853,150	8,973,988	2,789,471	22,863,665	140,104,655
MSCI South Korea Capped	31,222,228	—	60,990,953	226,591,665	78,503,704	397,308,550

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Australia	$1,696,672,825	$26,578,818	$(504,105,648)	$(477,526,830)
MSCI Canada	2,754,700,908	169,213,479	(976,409,812)	(807,196,333)
MSCI Japan	20,356,355,657	1,078,635,405	(2,254,050,533)	(1,175,415,128)
MSCI Mexico Capped	1,763,504,346	12,590,645	(529,016,266)	(516,425,621)
MSCI South Korea Capped	2,929,262,240	1,170,148,673	(741,236,559)	428,912,114

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	113

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and iShares MSCI South Korea Capped ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-81-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca
➢	iShares Currency Hedged MSCI Germany ETF | HEWG | NYSE Arca
➢	iShares Currency Hedged MSCI Italy ETF | HEWI | NYSE Arca
➢	iShares Currency Hedged MSCI Spain ETF | HEWP | NYSE Arca
➢	iShares Currency Hedged MSCI Switzerland ETF | HEWL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.27%	7.22%	8.07%	7.27%	7.22%	8.07%
Since Inception	5.27%	5.30%	6.36%	6.07%	6.11%	7.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$934.10	$0.15	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) (formerly the iShares Currency Hedged MSCI EMU ETF) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the euro.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 7.27%, net of fees, while the total return for the Index was 8.07%.

The U.S. dollar appreciated against the euro during the reporting period. While the stronger U.S. currency had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of eurozone equity returns, measured in local currency terms.

Currency-hedged eurozone equities, as represented by the Index, produced positive returns during the reporting period. Economic growth in the region generally benefited from healthier consumer spending, which was enabled by lower energy prices. Exports were another source of strength, aided by the decline in the euro. The economies of core Europe generally enjoyed modest, positive growth, while a number of European peripheral economies posted their best growth in years. Even Greece emerged from six years of recession during the period, though the country’s ability to repay debt and remain in the currency union remained open questions.

Eurozone inflation ran at just a 0.1% annual rate as of August 2015, well below the European Central Bank’s (“ECB’s”) stated inflation target near 2%. To head off potential deflation, stimulate growth, and support Greek banks, the ECB launched a quantitative easing program during the period and reiterated its commitment to provide emergency lending assistance to troubled banks if needed.

Better economic growth in the region and the ECB’s more accommodative monetary policy benefited eurozone equities. It was not a smooth ride, however, as these stocks were hit by occasional bouts of volatility relating to a potential Greek exit from the common currency, a correction in China’s equity market, and geopolitical tension with Russia.

ALLOCATION BY SECTOR1

As of 8/31/15

Sector	Percentage of Total Investments [2]

Financials	24.06%
Consumer Discretionary	14.55
Industrials	13.18
Consumer Staples	10.44
Health Care	8.85
Materials	7.69
Information Technology	5.66
Utilities	5.43
Telecommunication Services	5.27
Energy	4.87

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/15

Country	Percentage of Total Investments [2]

France	32.58%
Germany	29.28
Spain	11.51
Netherlands	9.45
Italy	7.89
Belgium	4.25
Finland	2.73
Ireland	1.27
Austria	0.57
Portugal	0.47

TOTAL	100.00%

[1]	Reflects the allocation of the iShares MSCI Eurozone ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.00%	6.81%	7.90%	7.00%	6.81%	7.90%
Since Inception	5.54%	5.51%	5.80%	8.91%	8.86%	9.34%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$894.00	$0.29	$1,000.00	$1,024.90	$0.31	0.06%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the euro.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 7.00%, net of fees, while the total return for the Index was 7.90%.

The U.S. dollar appreciated against the German currency, the euro, during the reporting period. While the stronger U.S. currency had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of German equity returns, measured in local currency terms.

Currency-hedged German equities, as represented by the Index, produced positive returns during the reporting period. The German economy expanded at a 1.6% rate for the year ended June 2015. The euro fell to the lowest level in more than a decade versus the U.S. dollar during the period, which was particularly beneficial to mid- and small-sized German businesses across a broad swath of the economy. Consumer spending was aided by the decline in energy prices and healthy job market, as unemployment stood at a 34-year low of 4.7% in July 2015. In addition, corporate profits, business confidence, and industrial output all improved over the course of the reporting period.

At the same time, German inflation ran at just a 0.2% annual rate as of August 2015, well below the European Central Bank’s (ECB’s) stated inflation target near 2%. To head off potential deflation, stimulate growth, and support troubled Greek banks, the ECB launched a quantitative easing program during the period. Generally positive economic news and the ECB’s more accommodative monetary policy benefited German equities. It was not a smooth ride, however, as these stocks were hit by occasional bouts of volatility relating to a potential Greek exit from the common currency and a correction in China’s equity market.

ALLOCATION BY SECTOR1

As of 8/31/15

Sector	Percentage of Total Investments [2]

Consumer Discretionary	20.49%
Financials	18.43
Health Care	15.73
Materials	13.78
Industrials	12.20
Information Technology	7.64
Telecommunication Services	5.24
Consumer Staples	3.77
Utilities	2.72

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/15

Security	Percentage of Total Investments [2]

Bayer AG Registered	10.15%
Siemens AG Registered	7.12
Daimler AG Registered	7.00
BASF SE	6.69
Allianz SE Registered	6.60
SAP SE	5.98
Deutsche Telekom AG Registered	4.91
Deutsche Bank AG Registered	3.68
Linde AG	2.92
Volkswagen AG (Preferred)	2.80

TOTAL	57.85%

[1]	Reflects the allocation of the iShares MSCI Germany ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(0.55)%	(0.30)%	(2.00)%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 8/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$994.50	$0.00	$1,000.00	$1,025.20	$0.00	0.00%[d]

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (63 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.
[d]	Rounds to less than 0.01%.

The iShares Currency Hedged MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Italian equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Italy 25/50 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the euro.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Italy Capped ETF. For the period from June 29, 2015 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -0.55%, net of fees, while the total return for the Index was -2.00%.

The U.S. dollar declined against the euro during the brief reporting period. The Index’s implementation of foreign currency hedging had a modest negative impact on performance, as U.S. dollar weakness generates a negative return for the currency hedge. As a result, the Index’s return achieved a relatively close representation of Italian equity returns, measured in local currency returns.

Currency-hedged Italian equities, as represented by the Index, had a negative return during the period amid a selloff sparked by a correction in China’s equity market and resulting investor risk aversion. Italy’s economy returned to growth in 2015, expanding at a modest but positive 0.7% annual rate in the second quarter, which was the best growth since the third quarter of 2011. The recovery was driven mainly by domestic consumption. Tax and labor reforms in Italy, coupled with the European Central Bank’s more accommodative monetary policy, helped boost corporate profits and spur the recovery’s momentum.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

Energy prices declined sharply during the reporting period, and weakness in that sector affected the stocks of several large Italian energy companies, making energy the most meaningful detractor in the Index, measured in U.S. dollar terms. Consumer discretionary stocks were another source of weakness, as auto component companies and automotive manufacturers were hit by a slowdown in auto sales in China. Telecommunication services stocks also detracted. At the other end of the spectrum, financials stocks made a small positive contribution to performance for the reporting period.

ALLOCATION BY SECTOR1

As of 8/31/15

Sector	Percentage of Total Investments [2]

Financials	41.39%
Utilities	16.49
Energy	15.52
Industrials	11.71
Consumer Discretionary	10.60
Telecommunication Services	4.29

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/15

Security	Percentage of Total Investments [2]

Intesa Sanpaolo SpA	13.55%
Eni SpA	12.02
Enel SpA	8.89
UniCredit SpA	8.73
Assicurazioni Generali SpA	4.38
Luxottica Group SpA	4.35
Atlantia SpA	4.23
Fiat Chrysler Automobiles NV	4.18
Snam SpA	3.97
Telecom Italia SpA	3.16

TOTAL	67.46%

[1]	Reflects the allocation of the iShares MSCI Italy Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(4.33)%	(4.21)%	(5.49)%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 8/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$956.70	$0.05	$1,000.00	$1,025.10	$0.15	0.03%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (63 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Spanish equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Spain 25/50 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the euro in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the euro.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Spain Capped ETF. For the period from June 29, 2015 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -4.33%, net of fees, while the total return for the Index was -5.49%.

The U.S. dollar declined against the euro during the brief reporting period. The Index’s implementation of foreign currency hedging had a modest negative impact on performance, as U.S. dollar weakness generates a negative return for the currency hedge. As a result, the Index’s return achieved a relatively close representation of Spanish equity returns, measured in local currency returns.

Currency-hedged Spanish equities, as represented by the Index, had a negative return in U.S. dollar terms during the period amid a global selloff sparked by a correction in China’s equity market and resulting investor risk aversion. In addition, talk of a potential Greek exit from the euro and unexpected wins for anti-austerity politicians in local elections contributed to an environment of uncertainty and weighed on Spanish stocks. Nevertheless, Spain’s economy grew at a 3.1% annual rate through June 2015, the latest period for which data are available, marking the country’s best growth in eight years. Economic activity benefited from stronger consumer spending and improving financial stability in the eurozone.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

The financials sector, the largest segment of the Index, was the most significant detractor from performance during the reporting period in U.S. dollar terms. Large Spanish banks were pressured by concerns about exposure to struggling emerging markets, while a leading Spanish bank doing business in the United States failed the Fed’s stress test prior to the start of the reporting period. Energy, consumer staples, and telecommunication services stocks also detracted. A number of sectors contributed positively to performance, led by industrials, where transportation and capital goods companies helped most. Information technology, consumer discretionary, health care, and utilities stocks were modest contributors during the reporting period.

ALLOCATION BY SECTOR1

As of 8/31/15

Sector	Percentage of Total Investments [2]

Financials	42.84%
Industrials	14.83
Utilities	12.95
Telecommunication Services	11.86
Information Technology	4.66
Consumer Discretionary	4.64
Energy	4.29
Health Care	2.23
Consumer Staples	1.70

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/15

Security	Percentage of Total Investments [2]

Banco Santander SA	17.34%
Telefonica SA	11.86
Banco Bilbao Vizcaya Argentaria SA	10.75
Iberdrola SA	5.10
Amadeus IT Holding SA Class A	4.66
Industria de Diseno Textil SA	4.64
Repsol SA	4.28
CaixaBank SA	3.42
Ferrovial SA	3.42
Banco de Sabadell SA	3.19

TOTAL	68.66%

[1]	Reflects the allocation of the iShares MSCI Spain Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.12%	0.28%	(0.46)%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 8/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 16 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$1,001.20	$0.07	$1,000.00	$1,025.00	$0.20	0.04%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (63 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 16 for more information.

The iShares Currency Hedged MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Swiss equities while mitigating exposure to fluctuations between the value of the Swiss franc and the U.S. dollar, as represented by the MSCI Switzerland 25/50 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the Swiss franc in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the Swiss franc.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Switzerland Capped ETF. For the period from June 29, 2015 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was 0.12%, net of fees, while the total return for the Index was -0.46%.

The U.S. dollar appreciated against the Swiss franc during the reporting period. While the stronger U.S. currency had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of Swiss equity returns, measured in local currency terms.

Currency-hedged Swiss equities, as represented by the Index, had negative returns in U.S. dollar terms for the brief reporting period, which was characterized by volatility as a result of a potential Greek exit from the euro, geopolitical tension relating to Russia, and a sharp Chinese market downturn. For its part, the Swiss economy grew at a modest 1.2% annual rate through the second quarter of 2015. Consumer spending rose, aided by the decline in energy prices and a healthy job market, as unemployment was just 3.2% in August. The positive economic and employment picture helped explain the increase in business confidence in July and August 2015.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

However, the Swiss economy experienced deflation during the period, with the Swiss National Bank (SNB) forecasting negative inflation rates all the way out to 2017. To stimulate economic activity and fight deflation, the SNB maintained negative interest rates throughout the period. Another stated goal was to devalue the Swiss franc, which the Bank called significantly overvalued and an impediment to economic growth. Indeed, deflation, a strong franc, and worries about global growth put Swiss corporate profits under pressure in recent quarters.

In that environment, the materials, financials, healthcare, and industrials sectors were the most significant detractors from the Index’s return for the reporting period (measured in U.S. dollars, excluding the currency hedge results). Consumer-based stocks also detracted from the Index’s performance.

ALLOCATION BY SECTOR1

As of 8/31/15

Sector	Percentage of Total Investments [2]

Health Care	31.91%
Financials	20.05
Consumer Staples	19.78
Industrials	10.85
Materials	9.11
Consumer Discretionary	6.17
Telecommunication Services	1.48
Energy	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/15

Security	Percentage of Total Investments [2]

Nestle SA Registered	16.79%
Novartis AG Registered	15.53
Roche Holding AG	12.96
UBS Group AG	4.46
ABB Ltd. Registered	3.88
Credit Suisse Group AG Registered	3.81
Zurich Insurance Group AG	3.78
Cie. Financiere Richemont SA Class A Registered	3.60
Syngenta AG Registered	3.02
Swiss Re AG	2.90

TOTAL	70.73%

[1]	Reflects the allocation of the iShares MSCI Switzerland Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 (or commencement of operations, as applicable) and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.73%

EXCHANGE-TRADED FUNDS — 99.73%
iShares MSCI Eurozone ETF[a,b]	43,268,307	$1,558,524,418

		1,558,524,418

TOTAL INVESTMENT COMPANIES (Cost: $1,675,958,989)		1,558,524,418

SHORT-TERM INVESTMENTS — 0.25%

MONEY MARKET FUNDS — 0.25%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	3,499,066	3,499,066
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[b,c,d]	200,934	200,934
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[b,c]	274,375	274,375

		3,974,375

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,974,375)		3,974,375

TOTAL INVESTMENTS IN SECURITIES — 99.98% (Cost: $1,679,933,364)		1,562,498,793
Other Assets, Less Liabilities — 0.02%		267,773

NET ASSETS — 100.00%		$1,562,766,566

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased	Currency Sold	Settlement Date	Cou nter- party	Unrealized Appreciation (Depreciation)
EUR 6,695,000	USD 7,470,159	09/03/2015	CITI	$42,744
USD 11,608,742	EUR 10,227,000	09/03/2015	CITI	132,347
USD 6,326,017	EUR 5,563,000	09/03/2015	MS	83,405
EUR 180,665,000	USD 202,539,376	10/05/2015	MS	292,445
USD 249,540,719	EUR 221,744,000	10/05/2015	BNP	589,681
USD 1,228,485,861	EUR 1,092,426,345	10/05/2015	CITI	2,023,486
USD 290,268,326	EUR 257,920,000	10/05/2015	MS	702,648

				3,866,756

EUR 221,744,000	USD 249,423,195	09/03/2015	BNP	(589,553)
EUR 1,092,807,345	USD 1,228,349,822	09/03/2015	CITI	(2,038,256)
EUR 396,593,000	USD 448,409,974	09/03/2015	MS	(3,366,678)
USD 241,838,441	EUR 221,744,000	09/03/2015	BNP	(6,995,201)
USD 1,190,516,702	EUR 1,089,275,345	09/03/2015	CITI	(31,831,372)
USD 428,871,972	EUR 391,030,000	09/03/2015	MS	(9,928,713)
EUR 11,737,000	USD 13,184,759	10/05/2015	MS	(7,679)
USD 14,659,398	EUR 13,100,000	10/05/2015	CITI	(47,916)

				(54,805,368)

Net unrealized depreciation				$(50,938,612)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

EUR	— Euro
USD	— United States Dollar

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.74%

EXCHANGE-TRADED FUNDS — 99.74%
iShares MSCI Germany ETF[a,b]	66,150,454	$1,742,402,958

		1,742,402,958

TOTAL INVESTMENT COMPANIES
(Cost: $1,948,106,610)		1,742,402,958

SHORT-TERM INVESTMENTS — 0.08%

MONEY MARKET FUNDS — 0.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[b,c,d]	1,289,766	1,289,766
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[b,c,d]	74,064	74,064

		1,363,830

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,363,830)		1,363,830

TOTAL INVESTMENTS IN SECURITIES — 99.82% (Cost: $1,949,470,440)		1,743,766,788
Other Assets, Less Liabilities — 0.18%		3,220,105

NET ASSETS — 100.00%		$1,746,986,893

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased	Currency Sold	Settlement Date	Cou nter- party	Unrealized Appreciation (Depreciation)
EUR 919,000	USD 1,018,970	09/03/2015	CITI	$12,300
USD 1,905,942	EUR 1,648,000	09/03/2015	BNP	56,612
USD 2,022,013	EUR 1,775,000	09/03/2015	MS	30,168
EUR 1,101,000	USD 1,235,233	10/05/2015	CITI	855
EUR 191,999,000	USD 215,245,663	10/05/2015	MS	310,792
USD 282,681,299	EUR 251,193,000	10/05/2015	BNP	667,994
USD 1,612,758,144	EUR 1,434,139,000	10/05/2015	CITI	2,656,435
USD 88,554,798	EUR 78,686,000	10/05/2015	MS	214,363

				3,949,519

EUR 251,193,000	USD 282,548,166	09/03/2015	BNP	(667,849)
EUR 1,437,566,000	USD 1,615,900,875	09/03/2015	CITI	(2,712,767)
EUR 155,981,000	USD 176,594,302	09/03/2015	MS	(1,557,681)
USD 272,163,516	EUR 249,545,000	09/03/2015	BNP	(7,867,472)
USD 1,572,149,745	EUR 1,438,485,000	09/03/2015	CITI	(42,069,633)
USD 169,742,083	EUR 154,206,000	09/03/2015	MS	(3,302,693)
EUR 17,334,000	USD 19,472,149	10/05/2015	MS	(11,341)

				(58,189,436)

Net unrealized depreciation				$(54,239,917)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

EUR	— Euro
USD	— United States Dollar

See notes to financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.90%

EXCHANGE-TRADED FUNDS — 99.90%
iShares MSCI Italy Capped ETF[a]	5,794,622	$85,760,406

		85,760,406

TOTAL INVESTMENT COMPANIES
(Cost: $86,937,195)		85,760,406

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	4,810	4,810

		4,810

TOTAL SHORT-TERM INVESTMENTS (Cost: $4,810)		4,810

TOTAL INVESTMENTS IN SECURITIES — 99.91% (Cost: $86,942,005)		85,765,216
Other Assets, Less Liabilities — 0.09%		79,863

NET ASSETS — 100.00%		$85,845,079

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Cou nter- party	Unrealized Appreciation (Depreciation)
EUR	124,000	USD	135,237	09/03/2015	BNP	$3,912
EUR	41,000	USD	45,251	09/03/2015	CITI	757
USD	139,478	EUR	124,000	09/03/2015	BNP	330
EUR	1,283,000	USD	1,435,772	10/05/2015	CITI	4,647
USD	65,833,340	EUR	58,533,000	10/05/2015	CITI	118,592

						128,238

EUR	9,392,000	USD	10,556,909	09/03/2015	CITI	(17,523)
USD	10,351,559	EUR	9,433,000	09/03/2015	CITI	(233,835)
EUR	124,000	USD	139,544	10/05/2015	BNP	(330)
EUR	1,054,000	USD	1,184,755	10/05/2015	CITI	(1,434)
USD	23,078,217	EUR	20,623,000	10/05/2015	CITI	(75,137)

						(328,259)

Net unrealized depreciation						$(200,021)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

EUR	— Euro
USD	— United States Dollar

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 101.66%

EXCHANGE-TRADED FUNDS — 101.66%
iShares MSCI Spain Capped ETF[a]	1,803,521	$57,766,778

		57,766,778

TOTAL INVESTMENT COMPANIES
(Cost: $58,599,804)		57,766,778

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	5,655	5,655

		5,655

TOTAL SHORT-TERM INVESTMENTS (Cost: $5,655)		5,655

TOTAL INVESTMENTS IN SECURITIES — 101.67% (Cost: $58,605,459)		57,772,433
Other Assets, Less Liabilities — (1.67)%		(947,731)

NET ASSETS — 100.00%		$56,824,702

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Cou nter- party	Unrealized Appreciation (Depreciation)
EUR	113,000	USD	123,240	09/03/2015	BNP	$3,565
EUR	81,000	USD	89,553	09/03/2015	CITI	1,343
USD	127,105	EUR	113,000	09/03/2015	BNP	300
EUR	1,184,000	USD	1,327,358	10/05/2015	CITI	1,914
USD	12,946,921	EUR	11,513,000	10/05/2015	CITI	21,325

						28,447

EUR	11,513,000	USD	12,940,980	09/03/2015	CITI	(21,480)
USD	12,760,553	EUR	11,594,000	09/03/2015	CITI	(249,843)
EUR	113,000	USD	127,165	10/05/2015	BNP	(300)
EUR	66,000	USD	74,188	10/05/2015	CITI	(90)
USD	46,426,477	EUR	41,384,000	10/05/2015	CITI	(35,163)

						(306,876)

Net unrealized depreciation						$(278,429)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

EUR	— Euro
USD	— United States Dollar

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.32%

EXCHANGE-TRADED FUNDS — 99.32%
iShares MSCI Switzerland Capped ETF[a]	115,520	$3,675,846

		3,675,846

TOTAL INVESTMENT COMPANIES
(Cost: $3,839,740)		3,675,846

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	1,409	1,409

		1,409

TOTAL SHORT-TERM INVESTMENTS (Cost: $1,409)		1,409

TOTAL INVESTMENTS IN SECURITIES — 99.36% (Cost: $3,841,149)		3,677,255
Other Assets, Less Liabilities — 0.64%		23,510

NET ASSETS — 100.00%		$3,700,765

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased		Currency Sold		Settlement Date	Cou nter- party	Unrealized Appreciation (Depreciation)
CHF	51,000	USD	52,587	09/03/2015	BNP	$175
USD	53,089	CHF	51,000	09/03/2015	BNP	328
USD	275,874	CHF	265,000	09/03/2015	CITI	1,723
CHF	258,000	USD	267,093	10/05/2015	CITI	98
USD	4,038,630	CHF	3,877,000	10/05/2015	CITI	23,503

						25,827

CHF	3,877,000	USD	4,034,633	09/03/2015	CITI	(23,750)
USD	3,722,044	CHF	3,612,000	09/03/2015	CITI	(14,688)
CHF	51,000	USD	53,146	10/05/2015	BNP	(329)
CHF	36,000	USD	37,313	10/05/2015	CITI	(30)

						(38,797)

Net unrealized depreciation						$(12,970)

Counterparties:

BNP — BNP Paribas SA

CITI — Citibank N.A. London

Currency abbreviations:

CHF	— Swiss Franc
USD	— United States Dollar

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2015

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$1,679,933,364	$1,949,470,440	$86,942,005

Total cost of investments	$1,679,933,364	$1,949,470,440	$86,942,005

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$1,562,498,793	$1,743,766,788	$85,765,216

Total fair value of investments	1,562,498,793	1,743,766,788	85,765,216
Foreign currency, at value[b]	89	—	—
Cash	—	1,022,537	—
Receivables:
Investment securities sold	55,351,401	57,840,667	2,166,417
Dividends and interest	2,544	4,836	—
Unrealized appreciation on forward currency contracts (Note 1)	3,866,756	3,949,519	128,238
Capital shares sold	—	36,796	—

Total Assets	1,621,719,583	1,806,621,143	88,059,871

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	3,700,000	1,363,830	—
Capital shares redeemed	415,841	—	1,886,533
Unrealized depreciation on forward currency contracts (Note 1)	54,805,368	58,189,436	328,259
Investment advisory fees (Note 2)	31,808	80,984	—

Total Liabilities	58,953,017	59,634,250	2,214,792

NET ASSETS	$1,562,766,566	$1,746,986,893	$85,845,079

Net assets consist of:
Paid-in capital	$1,719,959,373	$1,985,798,305	$87,298,320
Undistributed net realized gain (accumulated net realized loss)	11,180,376	21,132,156	(76,431)
Net unrealized depreciation	(168,373,183)	(259,943,568)	(1,376,810)

NET ASSETS	$1,562,766,566	$1,746,986,893	$85,845,079

Shares outstanding[c]	60,350,000	72,750,000	3,650,000

Net asset value per share	$25.90	$24.01	$23.52

[a]	Securities on loan with values of $3,602,000, $1,335,438 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $89, $ — and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2015

	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF

ASSETS
Investments, at cost:
Affiliated (Note 2)	$58,605,459	$3,841,149

Total cost of investments	$58,605,459	$3,841,149

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$57,772,433	$3,677,255

Total fair value of investments	57,772,433	3,677,255
Receivables:
Investment securities sold	284,554	36,565
Unrealized appreciation on forward currency contracts (Note 1)	28,447	25,827

Total Assets	58,085,434	3,739,647

LIABILITIES
Payables:
Capital shares redeemed	953,699	—
Unrealized depreciation on forward currency contracts (Note 1)	306,876	38,797
Investment advisory fees (Note 2)	157	85

Total Liabilities	1,260,732	38,882

NET ASSETS	$56,824,702	$3,700,765

Net assets consist of:
Paid-in capital	$57,885,923	$3,765,606
Undistributed net realized gain	50,234	112,023
Net unrealized depreciation	(1,111,455)	(176,864)

NET ASSETS	$56,824,702	$3,700,765

Shares outstanding[a]	2,500,000	150,000

Net asset value per share	$22.73	$24.67

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2015

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF[a]

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$28,226,663	$34,823,856	$—
Interest — affiliated (Note 2)	60	44	—
Securities lending income — affiliated — net (Note 2)	23,174	240,194	—

Total investment income	28,249,897	35,064,094	—

EXPENSES
Investment advisory fees (Note 2)	4,189,971	4,956,245	8,295

Total expenses	4,189,971	4,956,245	8,295
Less investment advisory fees waived (Note 2)	(4,001,859)	(4,442,673)	(8,243)

Net expenses	188,112	513,572	52

Net investment income (loss)	28,061,785	34,550,522	(52)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(11,263,372)	(20,536,382)	(152,119)
In-kind redemptions — affiliated (Note 2)	(2,693,596)	(3,252,232)	—
Foreign currency transactions	22,755,959	44,998,336	75,688

Net realized gain (loss)	8,798,991	21,209,722	(76,431)

Net change in unrealized appreciation/depreciation on:
Investments	(117,336,988)	(200,685,900)	(1,176,789)
Forward currency contracts	(51,002,150)	(55,117,301)	(200,021)

Net change in unrealized appreciation/depreciation	(168,339,138)	(255,803,201)	(1,376,810)

Net realized and unrealized loss	(159,540,147)	(234,593,479)	(1,453,241)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(131,478,362)	$(200,042,957)	$(1,453,293)

[a]	For the period from June 29, 2015 (commencement of operations) to August 31, 2015.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2015

	iShares Currency Hedged MSCI Spain ETF[a]	iShares Currency Hedged MSCI Switzerland ETF[a]

NET INVESTMENT INCOME

EXPENSES
Investment advisory fees (Note 2)	$5,959	$3,132

Total expenses	5,959	3,132
Less investment advisory fees waived (Note 2)	(5,681)	(2,918)

Net expenses	278	214

Net investment loss	(278)	(214)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(25,738)	(2,489)
Foreign currency transactions	75,972	114,726

Net realized gain	50,234	112,237

Net change in unrealized appreciation/depreciation on:
Investments	(833,026)	(163,894)
Forward currency contracts	(278,429)	(12,970)

Net change in unrealized appreciation/depreciation	(1,111,455)	(176,864)

Net realized and unrealized loss	(1,061,221)	(64,627)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,061,499)	$(64,841)

[a]	For the period from June 29, 2015 (commencement of operations) to August 31, 2015.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI Eurozone ETF		iShares Currency Hedged MSCI Germany ETF
	Year ended August 31, 2015	Period from July 9, 2014[a] to August 31, 2014	Year ended August 31, 2015	Period from January 31, 2014[a] to August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$28,061,785	$(182)	$34,550,522	$1,011,331
Net realized gain	8,798,991	48,994	21,209,722	897,998
Net change in unrealized appreciation/depreciation	(168,339,138)	(34,045)	(255,803,201)	(4,140,367)

Net increase (decrease) in net assets resulting from operations	(131,478,362)	14,767	(200,042,957)	(2,231,038)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(28,061,785)	—	(34,550,522)	(1,011,331)
From net realized gain	(377,624)	—	(5,009,894)	(4,704)
Return of capital	(75,340)	—	(144,343)	—

Total distributions to shareholders	(28,514,749)	—	(39,704,759)	(1,016,035)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,912,908,525	3,715,160	2,138,974,349	55,242,241
Cost of shares redeemed	(193,878,775)	—	(204,234,908)	—

Net increase in net assets from capital share transactions	1,719,029,750	3,715,160	1,934,739,441	55,242,241

INCREASE IN NET ASSETS	1,559,036,639	3,729,927	1,694,991,725	51,995,168

NET ASSETS
Beginning of period	3,729,927	—	51,995,168	—

End of period	$1,562,766,566	$3,729,927	$1,746,986,893	$51,995,168

SHARES ISSUED AND REDEEMED
Shares sold	67,750,000	150,000	78,750,000	2,200,000
Shares redeemed	(7,550,000)	—	(8,200,000)	—

Net increase in shares outstanding	60,200,000	150,000	70,550,000	2,200,000

[a]	Commencement of operations.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF
	Period from June 29, 2015[a] to August 31, 2015	Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss	$(52)	$(278)
Net realized gain (loss)	(76,431)	50,234
Net change in unrealized appreciation/depreciation	(1,376,810)	(1,111,455)

Net decrease in net assets resulting from operations	(1,453,293)	(1,061,499)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	87,298,372	57,886,201

Net increase in net assets from capital share transactions	87,298,372	57,886,201

INCREASE IN NET ASSETS	85,845,079	56,824,702

NET ASSETS
Beginning of period	—	—

End of period	$85,845,079	$56,824,702

SHARES ISSUED
Shares sold	3,650,000	2,500,000

Net increase in shares outstanding	3,650,000	2,500,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI Switzerland ETF
Period from June 29, 2015[a] to August 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss	$(214)
Net realized gain	112,237
Net change in unrealized appreciation/depreciation	(176,864)

Net decrease in net assets resulting from operations	(64,841)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,765,606

Net increase in net assets from capital share transactions	3,765,606

INCREASE IN NET ASSETS	3,700,765

NET ASSETS
Beginning of period	—

End of period	$3,700,765

SHARES ISSUED
Shares sold	150,000

Net increase in shares outstanding	150,000

[a]	Commencement of operations.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Eurozone ETF

	Year ended Aug. 31, 2015	Period from Jul. 9, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$24.87	$25.14

Income from investment operations:
Net investment income (loss)[b]	1.17	(0.00)[c]
Net realized and unrealized gain (loss)[d]	0.65	(0.27)

Total from investment operations	1.82	(0.27)

Less distributions from:
Net investment income	(0.63)	—
Net realized gain	(0.16)	—
Return of capital	(0.00)[c]	—

Total distributions	(0.79)	—

Net asset value, end of period	$25.90	$24.87

Total return	7.27%	(1.11)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,562,767	$3,730
Ratio of expenses to average net assets[f,g]	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	4.15%	(0.04)%
Portfolio turnover rate[h,i]	21%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 88 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Germany ETF

	Year ended Aug. 31, 2015	Period from Jan. 31, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$23.63	$23.68

Income from investment operations:
Net investment income[b]	0.99	1.04
Net realized and unrealized gain (loss)[c]	0.68	(0.59)

Total from investment operations	1.67	0.45

Less distributions from:
Net investment income	(0.46)	(0.50)
Net realized gain	(0.83)	(0.00)[d]
Return of capital	(0.00)[d]	—

Total distributions	(1.29)	(0.50)

Net asset value, end of period	$24.01	$23.63

Total return	7.00%	1.79%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,746,987	$51,995
Ratio of expenses to average net assets[f,g]	0.05%	0.06%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.53%	0.53%
Ratio of net investment income to average net assets[f]	3.69%	7.36%
Portfolio turnover rate[h,i]	21%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 89 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI Italy ETF

Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.65

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized loss[d]	(0.13)

Total from investment operations	(0.13)

Net asset value, end of period	$23.52

Total return	(0.55)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$85,845
Ratio of expenses to average net assets[f,g]	0.00%[h]
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%
Ratio of net investment loss to average net assets[f]	(0.00)%[h]
Portfolio turnover rate[i,j]	0%[k]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Rounds to less than 0.01%.
[i]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[j]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 90 for the portfolio turnover rates of the underlying fund.
[k]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI Spain ETF

Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.77

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized loss[d]	(1.04)

Total from investment operations	(1.04)

Net asset value, end of period	$22.73

Total return	(4.33)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$56,825
Ratio of expenses to average net assets[f,g]	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%
Ratio of net investment loss to average net assets[f]	(0.03)%
Portfolio turnover rate[h,i]	0%[j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 91 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI Switzerland ETF

Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.64

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized gain[d]	0.03

Total from investment operations	0.03

Net asset value, end of period	$24.67

Total return	0.12%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,701
Ratio of expenses to average net assets[f,g]	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%
Ratio of net investment loss to average net assets[f]	(0.04)%
Portfolio turnover rate[h,i]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 92 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI Eurozone[a]	Non-diversified
Currency Hedged MSCI Germany	Non-diversified
Currency Hedged MSCI Italy[b]	Non-diversified
Currency Hedged MSCI Spain[b]	Non-diversified
Currency Hedged MSCI Switzerland[b]	Non-diversified

[a]	Formerly the iShares Currency Hedged MSCI EMU ETF.
[b]	The Fund commenced operations on June 29, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Currency Hedged MSCI Eurozone
Investments:
Assets:
Exchange-Traded Funds	$1,558,524,418	$—	$—	$1,558,524,418
Money Market Funds	3,974,375	—	—	3,974,375

Total	$1,562,498,793	$—	$—	$1,562,498,793

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$3,866,756	$—	$3,866,756
Liabilities:
Forward Currency Contracts	—	(54,805,368)	—	(54,805,368)

Total	$—	$(50,938,612)	$—	$(50,938,612)

Currency Hedged MSCI Germany
Investments:
Assets:
Exchange-Traded Funds	$1,742,402,958	$—	$—	$1,742,402,958
Money Market Funds	1,363,830	—	—	1,363,830

Total	$1,743,766,788	$—	$—	$1,743,766,788

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$3,949,519	$—	$3,949,519
Liabilities:
Forward Currency Contracts	—	(58,189,436)	—	(58,189,436)

Total	$—	$(54,239,917)	$—	$(54,239,917)

Currency Hedged MSCI Italy
Investments:
Assets:
Exchange-Traded Funds	$85,760,406	$—	$—	$85,760,406
Money Market Funds	4,810	—	—	4,810

Total	$85,765,216	$—	$—	$85,765,216

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$128,238	$—	$128,238
Liabilities:
Forward Currency Contracts	—	(328,259)	—	(328,259)

Total	$—	$(200,021)	$—	$(200,021)

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Level 1	Level 2	Level 3	Total
Currency Hedged MSCI Spain
Investments:
Assets:
Exchange-Traded Funds	$57,766,778	$—	$—	$57,766,778
Money Market Funds	5,655	—	—	5,655

Total	$57,772,433	$—	$—	$57,772,433

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$28,447	$—	$28,447
Liabilities:
Forward Currency Contracts	—	(306,876)	—	(306,876)

Total	$—	$(278,429)	$—	$(278,429)

Currency Hedged MSCI Switzerland
Investments:
Assets:
Exchange-Traded Funds	$3,675,846	$—	$—	$3,675,846
Money Market Funds	1,409	—	—	1,409

Total	$3,677,255	$—	$—	$3,677,255

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$25,827	$—	$25,827
Liabilities:
Forward Currency Contracts	—	(38,797)	—	(38,797)

Total	$—	$(12,970)	$—	$(12,970)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. Each Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Currency Hedged MSCI Eurozone	$3,602,000	$3,602,000	$—
Currency Hedged MSCI Germany	1,335,438	1,335,438	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Currency Hedged MSCI Eurozone ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. BFA has contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2020 on assets attributable to the Fund’s investments in the iShares MSCI Eurozone ETF (“EZU”) (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EZU’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EZU’s net total expense ratio after fee waiver plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Germany ETF, BFA is entitled to an annual investment advisory fee of 0.53% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds, if any.

For its investment advisory services to the iShares Currency Hedged MSCI Italy ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Italy Capped ETF (“EWI”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2017 on assets attributable to the Fund’s investments in EWI (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EWI’s portfolio against the U.S. dollar) such that the Fund’s total annual

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

investment advisory fee is equal to EWI’s net total expense ratio after fee waiver plus 0.03%. Additionally, BFA has contractually agreed to a reduction of investment advisory fees through December 31, 2017 of 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Spain ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Spain Capped ETF (“EWP”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2017 on assets attributable to the Fund’s investments in EWP (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EWP’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EWP’s net total expense ratio after fee waiver plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Switzerland ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI Switzerland ETF (“EWL”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2017 on assets attributable to the Fund’s investments in EWL (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EWL’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EWL’s net total expense ratio after fee waiver plus 0.03%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI Eurozone	$7,112
Currency Hedged MSCI Germany	70,897

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Currency Hedged MSCI Eurozone
iShares MSCI Eurozone ETF	93,230	52,804,217	(9,629,140)	43,268,307	$1,558,524,418	$28,226,663	$(13,956,968)

Currency Hedged MSCI Germany
iShares MSCI Germany ETF	1,791,847	78,781,957	(14,423,350)	66,150,454	$1,742,402,958	$34,823,856	$(23,788,614)

Currency Hedged MSCI Italy
iShares MSCI Italy Capped ETF	—	5,943,478	(148,856)	5,794,622	$85,760,406	$—	$(152,119)

Currency Hedged MSCI Spain
iShares MSCI Spain Capped ETF	—	1,814,547	(11,026)	1,803,521	$57,766,778	$—	$(25,738)

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
Currency Hedged MSCI Switzerland
iShares MSCI Switzerland Capped ETF	—	116,686	(1,166)	115,520	$3,675,846	$—	$(2,489)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI Eurozone	$141,692,488	$152,053,252
Currency Hedged MSCI Germany	189,028,114	189,157,437
Currency Hedged MSCI Italy	111,002	2,211,695
Currency Hedged MSCI Spain	105,078	357,746
Currency Hedged MSCI Switzerland	124,516	37,278

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Eurozone	$1,897,857,498	$201,395,440
Currency Hedged MSCI Germany	2,123,597,925	208,411,344
Currency Hedged MSCI Italy	89,190,007	—
Currency Hedged MSCI Spain	58,878,210	—
Currency Hedged MSCI Switzerland	3,754,991	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of August 31, 2015 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$3,866,756	$3,949,519	$128,238

	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$28,447	$25,827

Liabilities
	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$54,805,368	$58,189,436	$328,259

	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$306,876	$38,797

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended August 31, 2015 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF
Forward currency contracts:
Foreign currency transactions	$22,755,959	$44,998,336	$75,688

	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Foreign currency transactions	$75,972	$114,726

	Net Change in Unrealized Appreciation/Depreciation
	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF
Forward currency contracts:
Forward currency contracts	$(51,002,150)	$(55,117,301)	$(200,021)

	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Forward currency contracts	$(278,429)	$(12,970)

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2015:

	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF	iShares Currency Hedged MSCI Italy ETF
Average amounts purchased in U.S. dollars	$770,453,564	$1,049,867,999	$13,497,468
Average amounts sold in U.S. dollars	$1,428,536,398	$1,971,316,731	$99,402,594

	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Average amounts purchased in U.S. dollars	$14,682,484	$4,444,772
Average amounts sold in U.S. dollars	$72,261,056	$8,089,637

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Funds generally do not require collateral. To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset on the statements of assets and liabilities as of August 31, 2015:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
iShares Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$3,866,756	$(3,866,756)	$—

iShares Currency Hedged MSCI Germany ETF
Forward currency contracts	$3,949,519	$(3,949,519)	$—

iShares Currency Hedged MSCI Italy ETF
Forward currency contracts	$128,238	$(124,326)	$3,912

iShares Currency Hedged MSCI Spain ETF
Forward currency contracts	$28,447	$(24,882)	$3,565

iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts	$25,827	$(25,653)	$174

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
iShares Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$54,805,368	$(3,866,756)	$50,938,612

iShares Currency Hedged MSCI Germany ETF
Forward currency contracts	$58,189,436	$(3,949,519)	$54,239,917

iShares Currency Hedged MSCI Italy ETF
Forward currency contracts	$328,259	$(124,326)	$203,933

iShares Currency Hedged MSCI Spain ETF
Forward currency contracts	$306,876	$(24,882)	$281,994

iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts	$38,797	$(25,653)	$13,144

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets indirectly in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund, except the iShares Currency Hedged MSCI Eurozone ETF, invests all or substantially all of its assets indirectly in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to net investment loss and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Eurozone	$(2,710,197)	$—	$2,710,197
Currency Hedged MSCI Germany	(4,039,034)	—	4,039,034
Currency Hedged MSCI Italy	(52)	52	—
Currency Hedged MSCI Spain	(278)	278	—
Currency Hedged MSCI Switzerland	—	214	(214)

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
Currency Hedged MSCI Eurozone
Ordinary income	$28,212,726	$—
Long-term capital gain	226,683	—
Return of capital	75,340	—

	$28,514,749	$—

Currency Hedged MSCI Germany
Ordinary income	$36,553,274	$1,016,035
Long-term capital gain	3,007,142	—
Return of capital	144,343	—

	$39,704,759	$1,016,035

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI Eurozone	$—	$—	$—	$(128,687,964)	$(28,504,843)	$(157,192,807)
Currency Hedged MSCI Germany	—	—	—	(219,982,812)	(18,828,600)	(238,811,412)
Currency Hedged MSCI Italy	—	—	(124,334)	(1,328,907)	—	(1,453,241)
Currency Hedged MSCI Spain	—	—	(202,455)	(858,766)	—	(1,061,221)
Currency Hedged MSCI Switzerland	40,489	61,053	—	(166,383)	—	(64,841)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Currency Hedged MSCI Italy	$124,334
Currency Hedged MSCI Spain	202,455

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI Eurozone	$1,691,186,757	$—	$(128,687,964)	$(128,687,964)
Currency Hedged MSCI Germany	1,963,749,600	—	(219,982,812)	(219,982,812)
Currency Hedged MSCI Italy	87,094,123	—	(1,328,907)	(1,328,907)
Currency Hedged MSCI Spain	58,631,199	—	(858,766)	(858,766)
Currency Hedged MSCI Switzerland	3,843,638	—	(166,383)	(166,383)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI Eurozone	$27,222,436
Currency Hedged MSCI Germany	34,030,417

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the following Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds pursuant to Section 852(g)(1) of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Currency Hedged MSCI Eurozone	$33,153,453	$4,926,790
Currency Hedged MSCI Germany	41,031,756	6,207,900

Under Section 852(b)(3)(C) of the Code, the iShares Currency Hedged MSCI Eurozone ETF and iShares Currency Hedged MSCI Germany ETF hereby designates $226,683 and $3,007,142, respectively, as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2015.

Under Section 871(k)(2)(C) of the Code, the iShares Currency Hedged MSCI Eurozone ETF and iShares Currency Hedged MSCI Germany ETF hereby designates $150,941 and $2,002,752, respectively, as short term capital gain dividends for the fiscal year ended August 31, 2015.

TAX INFORMATION	51

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Currency Hedged MSCI Eurozone ETF and iShares Currency Hedged MSCI Germany ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that to the extent that iShares Currency Hedged MSCI Eurozone ETF invests in the unhedged iShares MSCI Eurozone ETF (“EMU”) and iShares Currency Hedged MSCI Germany ETF invests in the unhedged iShares MSCI Germany ETF (“EWG”), the shareholders of each Fund would benefit from breakpoints in EMU’s and EWG’s respective investment advisory fee rates as the assets of EMU and EWG, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Currency Hedged MSCI Italy ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Italy Capped ETF (“EWI”), Fund shareholders would benefit from breakpoints in EWI’s investment advisory fee rate as the assets of EWI, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

III. iShares Currency Hedged MSCI Spain ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Lipper Group contained only five funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Spain Capped ETF (“EWP”), Fund shareholders would benefit from breakpoints in EWP’s investment advisory fee rate as the assets of EWP, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

IV. iShares Currency Hedged MSCI Switzerland ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Lipper Group contained only five funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI Switzerland Capped ETF (“EWL”), Fund shareholders would benefit from breakpoints in EWL’s investment advisory fee rate as the assets of EWL, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	61

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI Eurozone	$0.631144	$0.160692	$—	$0.791836	80%	20%	—%	100%
Currency Hedged MSCI Germany	0.464767	0.828083	—	1.292850	36	64	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the iShares Currency Hedged MSCI Eurozone ETF and iShares Currency Hedged MSCI Germany ETF. The information shown for each Fund is for the period from the inception date of each Fund through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Information is not being presented for the iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF. Market Prices are not available for these Funds as they did not commence trading on their primary stock exchange until July 1, 2015, after the date of the most recent calendar quarter-end. Premium/discount information for these Funds will be disclosed in their next annual report at August 31, 2016.

SUPPLEMENTAL INFORMATION	63

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI Eurozone ETF

Period Covered: July 9, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	246	100.00%

iShares Currency Hedged MSCI Germany ETF

Period Covered: January 31, 2014 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	0.84
Between 0.5% and –0.5%	353	99.16

	356	100.00%

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.05%

AUSTRIA — 0.57%
Andritz AG	209,525	$10,029,489
Erste Group Bank AGa	749,223	22,293,032
IMMOEAST AG Escrow[a]	105,078	1
IMMOFINANZ AG Escrow[a]	68,575	1
OMV AG	392,965	10,056,844
Raiffeisen Bank International AGa,b	320,185	4,330,320
Voestalpine AG	299,061	10,924,186

		57,633,873
BELGIUM — 4.24%
Ageas	538,932	22,041,369
Anheuser-Busch InBev SA/NV	2,152,270	235,036,270
Colruyt SA	190,123	9,267,990
Delhaize Group	275,874	24,701,517
Groupe Bruxelles Lambert SA	213,794	16,589,260
KBC Groep NV	673,974	44,684,452
Proximus	409,611	14,730,609
Solvay SA	159,107	18,701,503
Telenet Group Holding NVa	141,988	7,993,059
UCB SA	338,759	25,636,789
Umicore SA	255,718	10,216,296

		429,599,114
FINLAND — 2.72%
Elisa OYJ	382,740	12,737,143
Fortum OYJ	1,211,293	19,693,747
Kone OYJ Class B	903,552	35,718,520
Metso OYJ	301,798	7,439,620
Neste OYJ	343,942	8,817,652
Nokia OYJ	9,864,922	61,679,320
Nokian Renkaat OYJ[b]	304,353	8,215,351
Orion OYJ Class B	270,879	10,738,531
Sampo OYJ Class A	1,196,443	57,686,619
Stora Enso OYJ Class R	1,471,741	13,085,492
UPM-Kymmene OYJ	1,428,144	23,795,492
Wartsila OYJ Abp	396,502	16,402,831

		276,010,318
FRANCE — 32.52%
Accor SA	562,578	26,651,978
Aeroports de Paris	78,500	9,002,626
Air Liquide SA	924,162	110,645,654
Airbus Group SE	1,580,077	102,846,935
Alcatel-Lucent[a]	7,379,912	24,757,951

Security	Shares	Value
Alstom SAa	579,878	$17,978,668
ArcelorMittal	2,670,951	20,767,037
Arkema SA	176,384	12,433,420
Atos	231,161	17,543,142
AXA SA	5,252,742	132,281,008
BNP Paribas SA	2,837,019	178,875,510
Bollore SA	2,325,865	12,556,339
Bouygues SA	539,188	20,505,189
Bureau Veritas SA	710,099	16,195,775
Cap Gemini SA	416,009	37,346,972
Carrefour SA	1,475,994	47,928,595
Casino Guichard Perrachon SA	150,349	9,501,483
Christian Dior SE	145,422	26,951,153
Cie. de Saint-Gobain	1,278,293	58,675,270
Cie. Generale des Etablissements Michelin Class B	497,755	48,126,893
CNP Assurances	462,344	7,123,274
Credit Agricole SA	2,763,104	37,415,850
Danone SA	1,554,420	96,474,262
Dassault Systemes	342,355	23,741,540
Edenred	551,769	11,688,148
Electricite de France SA	655,382	14,165,714
Engie	3,936,242	70,502,766
Essilor International SA	549,632	65,527,766
Eurazeo SA	108,170	7,017,738
Eutelsat Communications SA	454,197	13,677,429
Fonciere des Regions	81,924	6,826,855
Gecina SA	93,174	11,734,721
Groupe Eurotunnel SE Registered	1,253,190	16,941,660
Hermes International	71,223	25,270,363
ICADE	91,811	6,568,517
Iliad SA	71,332	16,089,402
Imerys SA	96,325	6,634,588
Ingenico Group	146,841	18,164,696
JCDecaux SA	203,217	7,293,378
Kering	203,302	34,796,423
Klepierre	505,275	22,204,813
L’Oreal SA	676,675	115,779,294
Lagardere SCA	317,416	8,624,865
Legrand SA	709,341	40,877,405
LVMH Moet Hennessy Louis Vuitton SE	748,568	124,683,188
Natixis SA	2,523,582	16,004,628

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
Numericable-SFR SAS[a]	261,818	$13,449,409
Orange SA	5,326,278	84,090,425
Pernod Ricard SA	569,334	59,660,013
Peugeot SAa	1,159,258	20,003,802
Publicis Groupe SA	503,550	35,839,737
Remy Cointreau SA	66,728	3,952,274
Renault SA	514,898	42,745,709
Rexel SA	779,880	11,949,971
Safran SA	782,023	61,004,978
Sanofi	3,150,029	311,205,397
Schneider Electric SE	1,487,246	93,871,614
SCOR SE	409,398	14,422,481
SES SA	862,037	25,572,524
Societe BIC SA	77,876	12,342,931
Societe Generale SA	1,941,419	94,530,239
Sodexo SA	252,320	22,174,080
STMicroelectronics NV	1,708,423	12,391,182
Suez Environnement Co.	812,400	14,642,078
Technip SA	280,808	15,279,174
Thales SA	276,481	19,024,625
Total SA	5,771,451	263,882,215
Unibail-Rodamco SE	262,524	68,024,049
Valeo SA	212,583	26,678,308
Veolia Environnement SA	1,225,758	26,851,171
Vinci SA	1,278,633	82,251,757
Vivendi SA	3,100,310	76,582,044
Wendel SA	77,876	9,978,185
Zodiac Aerospace	539,090	16,372,780

		3,296,174,033
GERMANY — 27.45%
adidas AG	561,804	42,000,319
Allianz SE Registered	1,225,013	195,256,140
Axel Springer SE	119,834	7,246,765
BASF SE	2,464,462	198,325,818
Bayer AG Registered	2,213,358	299,964,088
Bayerische Motoren Werke AG	887,024	81,719,287
Beiersdorf AG	271,141	22,415,352
Brenntag AG	414,103	23,005,232
Commerzbank AGa	2,857,862	31,996,716
Continental AG	295,046	62,631,969
Daimler AG Registered	2,583,435	207,436,927
Deutsche Annington Immobilien SE	1,247,681	40,801,393
Deutsche Bank AG Registered	3,694,677	108,775,460
Deutsche Boerse AG	518,300	46,338,439

Security	Shares	Value
Deutsche Lufthansa AG Registered[a]	629,350	$7,654,799
Deutsche Post AG Registered	2,603,048	71,619,922
Deutsche Telekom AG Registered	8,519,593	145,531,834
Deutsche Wohnen AG Bearer	904,582	23,758,405
E.ON SE	5,392,163	61,053,569
Evonik Industries AG	374,935	13,949,903
Fraport AG Frankfurt Airport Services Worldwide	112,233	6,775,789
Fresenius Medical Care AG & Co. KGaA	585,245	44,729,855
Fresenius SE & Co. KGaA	1,018,845	71,978,855
GEA Group AG	491,378	19,160,493
Hannover Rueck SE	161,729	16,421,911
HeidelbergCement AG	377,237	28,472,663
Henkel AG & Co. KGaA	277,510	25,441,917
HUGO BOSS AG	180,269	20,582,919
Infineon Technologies AG	3,028,890	33,103,810
K+S AG Registered	513,764	19,190,039
Kabel Deutschland Holding AGa	58,679	7,945,863
Lanxess AG	245,823	12,477,640
Linde AG	498,600	86,539,707
MAN SE	95,272	9,981,335
Merck KGaA	347,125	33,166,060
METRO AG	477,050	13,913,929
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen Registered	446,465	81,943,223
Osram Licht AG	239,522	12,657,004
ProSiebenSat.1 Media SE Registered	587,485	28,572,502
QIAGEN NVa	596,367	15,746,817
RTL Group SAa	103,497	9,002,623
RWE AG	1,322,048	19,842,741
SAP SE	2,638,116	177,330,924
Siemens AG Registered	2,127,737	210,900,013
Symrise AG	331,243	19,964,571
Telefonica Deutschland Holding AG	1,600,073	9,722,795
ThyssenKrupp AG	987,123	21,374,822
United Internet AG Registered[c]	330,294	16,041,738
Volkswagen AG	94,638	17,677,176

		2,782,142,071

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
IRELAND — 1.27%
Bank of Ireland[a]	74,247,527	$29,533,987
CRH PLC	2,197,677	65,724,027
Irish Bank Resolution Corp. Ltd.[a]	446,666	5
Kerry Group PLC Class A	426,102	31,678,618
Ryanair Holdings PLC	43,520	599,311
Ryanair Holdings PLC ADR	9,599	700,247

		128,236,195
ITALY — 7.88%
Assicurazioni Generali SpA	3,153,243	57,697,282
Atlantia SpA	1,123,315	30,031,963
Banca Monte dei Paschi di Siena SpA[a]	6,768,726	14,205,497
Banco Popolare SCa	789,013	13,544,240
CNH Industrial NV	2,562,676	20,215,202
Enel Green Power SpA	4,681,105	8,916,800
Enel SpA	18,955,437	85,298,075
Eni SpA	6,827,097	111,915,986
EXOR SpA	272,977	12,531,520
Finmeccanica SpA[a]	1,022,484	13,828,514
Intesa Sanpaolo SpA	33,879,724	123,529,061
Intesa Sanpaolo SpA RSP	2,494,160	8,227,613
Luxottica Group SpA	456,748	30,911,873
Mediobanca SpA	1,559,760	15,642,009
Pirelli & C. SpA	719,589	12,046,111
Prysmian SpA	540,358	11,546,331
Saipem SpA[a],b	718,020	6,906,986
Snam SpA	5,620,068	27,468,754
Telecom Italia SpA[a]	27,187,193	32,991,689
Telecom Italia SpA RSP	16,200,887	16,219,784
Tenaris SA	1,272,859	16,515,837
Terna Rete Elettrica Nazionale SpA	4,032,905	18,780,418
UniCredit SpA	12,786,789	83,529,865
Unione di Banche Italiane SpA	2,411,375	18,805,536
UnipolSai SpA	2,982,264	6,823,600

		798,130,546
NETHERLANDS — 9.44%
Aegon NV	4,836,863	29,732,493
Akzo Nobel NV	658,458	44,518,970
Altice NV Class Aa	697,012	19,856,968
Altice NV Class Ba	226,176	7,090,975
ASML Holding NV	927,388	84,876,786
Boskalis Westminster NV	231,316	12,034,168

Security	Shares	Value
Delta Lloyd NV	587,737	$6,234,579
Fiat Chrysler Automobiles NVa	2,417,676	33,970,924
Gemalto NVb	214,552	15,434,029
Heineken Holding NV	270,535	18,854,958
Heineken NV	619,493	48,936,989
ING Groep NV CVA	10,344,718	158,162,646
Koninklijke Ahold NV	2,400,532	47,380,744
Koninklijke DSM NV	487,153	25,606,047
Koninklijke KPN NV	8,598,003	33,449,454
Koninklijke Philips NV	2,507,359	64,393,623
Koninklijke Vopak NV	188,767	7,766,771
NN Group NV	513,955	15,678,507
OCI NVa	225,587	6,642,800
Randstad Holding NV	339,800	21,455,025
RELX NV	2,737,153	42,124,957
TNT Express NV	1,328,561	11,218,483
Unilever NV CVA	4,372,922	175,096,411
Wolters Kluwer NV	808,547	25,593,840

		956,111,147
PORTUGAL — 0.47%
Banco Comercial Portugues SA Registered[a],b	102,490,227	7,234,936
EDP – Energias de Portugal SA	5,838,059	20,448,864
Galp Energia SGPS SA	1,036,124	10,909,697
Jeronimo Martins SGPS SA	673,974	9,326,567

		47,920,064
SPAIN — 11.49%
Abertis Infraestructuras SA	1,292,736	21,380,011
ACS Actividades de Construccion y Servicios SA	529,909	17,180,528
Aena SAa,d	182,399	20,948,747
Amadeus IT Holding SA Class A	1,206,641	50,444,643
Banco Bilbao Vizcaya Argentaria SA	16,875,790	156,247,685
Banco de Sabadell SA	13,541,381	28,828,914
Banco Popular Espanol SA	4,595,990	19,677,406
Banco Santander SA	38,317,593	234,424,279
Bankia SA	12,646,100	15,261,037
Bankinter SA	1,846,661	13,904,910
CaixaBank SA	6,987,977	30,223,900
Distribuidora Internacional de Alimentacion SA	1,693,536	10,182,556
Enagas SA	391,608	10,715,414

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2015

Security	Shares	Value
Endesa SA	799,155	$16,565,879
Ferrovial SA	1,184,440	28,295,149
Gas Natural SDG SA	952,535	19,318,404
Grifols SA	405,221	16,597,797
Iberdrola SA	14,456,269	98,080,370
Industria de Diseno Textil SA	2,938,848	97,933,171
International Consolidated Airlines Group SAa	2,247,829	18,736,547
Mapfre SA	3,040,366	8,959,697
Red Electrica Corp. SA	208,608	16,652,007
Repsol SA	2,874,302	41,079,447
Telefonica SA	11,895,653	167,813,055
Zardoya Otis SA	481,010	5,136,399
Zardoya Otis SA New[a]	17,881	190,940

		1,164,778,892

TOTAL COMMON STOCKS
(Cost: $10,959,451,063)		9,936,736,253

PREFERRED STOCKS — 1.78%

GERMANY — 1.78%
Bayerische Motoren Werke AG	147,569	10,732,934
Fuchs Petrolub SE	187,754	8,089,045
Henkel AG & Co. KGaA	479,428	50,120,658
Porsche Automobil Holding SE	409,599	28,505,729
Volkswagen AG	436,004	82,807,925

		180,256,291

TOTAL PREFERRED STOCKS
(Cost: $224,254,615)		180,256,291

SHORT-TERM INVESTMENTS — 0.26%

MONEY MARKET FUNDS — 0.26%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[e,f,g]	19,595,068	19,595,068
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[e,f,g]	1,125,245	1,125,245
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[e,f]	5,629,272	5,629,272

		26,349,585

TOTAL SHORT-TERM INVESTMENTS
(Cost: $26,349,585)		26,349,585

Value
TOTAL INVESTMENTS IN SECURITIES — 100.09%
(Cost: $11,210,055,263)	$10,143,342,129
Other Assets, Less Liabilities — (0.09)%	(8,726,301)

NET ASSETS — 100.00%	$10,134,615,828

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 93.49%

AIR FREIGHT & LOGISTICS — 2.40%
Deutsche Post AG Registered	5,771,868	$158,806,420

		158,806,420
AIRLINES — 0.25%
Deutsche Lufthansa AG Registered[a]	1,379,932	16,784,146

		16,784,146
AUTO COMPONENTS — 2.10%
Continental AG	655,278	139,101,535

		139,101,535
AUTOMOBILES — 10.32%
Bayerische Motoren Werke AG	1,972,295	181,702,571
Daimler AG Registered	5,735,569	460,537,542
Volkswagen AG	210,938	39,400,538

		681,640,651
BANKS — 1.07%
Commerzbank AGa	6,341,078	70,994,916

		70,994,916
CAPITAL MARKETS — 3.66%
Deutsche Bank AG Registered	8,216,113	241,891,638

		241,891,638
CHEMICALS — 11.77%
BASF SE	5,471,232	440,293,484
Evonik Industries AG	828,160	30,812,679
K+S AG Registered	1,140,144	42,586,495
Lanxess AG	545,188	27,672,998
Linde AG	1,106,385	192,030,151
Symrise AG	734,371	44,261,771

		777,657,578
CONSTRUCTION MATERIALS — 0.96%
HeidelbergCement AG	839,543	63,366,067

		63,366,067
DIVERSIFIED FINANCIAL SERVICES — 1.56%
Deutsche Boerse AG	1,149,657	102,784,702

		102,784,702
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.22%
Deutsche Telekom AG Registered	18,914,177	323,092,297
Telefonica Deutschland Holding AG	3,546,848	21,552,314

		344,644,611

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.42%
Osram Licht AG	530,076	$28,010,681

		28,010,681
FOOD & STAPLES RETAILING — 0.47%
METRO AG	1,061,869	30,971,115

		30,971,115
HEALTH CARE PROVIDERS & SERVICES — 3.92%
Fresenius Medical Care AG & Co. KGaA	1,297,683	99,180,979
Fresenius SE & Co. KGaA	2,259,836	159,651,771

		258,832,750
HOUSEHOLD PRODUCTS — 0.86%
Henkel AG & Co. KGaA	619,028	56,752,042

		56,752,042
INDUSTRIAL CONGLOMERATES — 7.09%
Siemens AG Registered	4,723,182	468,158,963

		468,158,963
INSURANCE — 9.88%
Allianz SE Registered	2,722,277	433,906,659
Hannover Rueck SE	359,193	36,472,342
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	993,868	182,412,389

		652,791,390
INTERNET SOFTWARE & SERVICES — 0.54%
United Internet AG Registered[b]	732,694	35,585,524

		35,585,524
LIFE SCIENCES TOOLS & SERVICES — 0.52%
QIAGEN NVa,c	1,312,496	34,655,898

		34,655,898
MACHINERY — 0.98%
GEA Group AG	1,089,331	42,476,706
MAN SE	209,715	21,971,152

		64,447,858
MEDIA — 1.77%
Axel Springer SE	265,218	16,038,625
Kabel Deutschland Holding AGa	131,586	17,818,374
ProSiebenSat.1 Media SE Registered	1,303,340	63,388,316
RTL Group SAa	230,265	20,029,460

		117,274,775

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2015

Security	Shares	Value
METALS & MINING — 0.72%
ThyssenKrupp AG	2,191,281	$47,449,244

		47,449,244
MULTI-UTILITIES — 2.70%
E.ON SE	11,921,693	134,985,145
RWE AG	2,915,180	43,754,208

		178,739,353
PERSONAL PRODUCTS — 0.75%
Beiersdorf AG	600,319	49,628,650

		49,628,650
PHARMACEUTICALS — 11.22%
Bayer AG Registered	4,925,906	667,580,618
Merck KGaA	769,739	73,544,717

		741,125,335
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.17%
Deutsche Annington Immobilien SE	2,775,893	90,776,649
Deutsche Wohnen AG Bearer	2,003,445	52,619,505

		143,396,154
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.11%
Infineon Technologies AG	6,718,658	73,430,589

		73,430,589
SOFTWARE — 5.96%
SAP SE	5,854,407	393,526,062

		393,526,062
TEXTILES, APPAREL & LUXURY GOODS — 2.10%
adidas AG	1,246,272	93,170,967
HUGO BOSS AG	398,397	45,488,537

		138,659,504
TRADING COMPANIES & DISTRIBUTORS — 0.77%
Brenntag AG	920,231	51,122,856

		51,122,856
TRANSPORTATION INFRASTRUCTURE — 0.23%
Fraport AG Frankfurt Airport Services Worldwide	247,532	14,944,131

		14,944,131

TOTAL COMMON STOCKS
(Cost: $6,922,089,082)		6,177,175,138

Security	Shares	Value
PREFERRED STOCKS — 6.05%

AUTOMOBILES — 4.10%
Bayerische Motoren Werke AG	324,647	$23,612,106
Porsche Automobil Holding SE	912,011	63,470,707
Volkswagen AG	968,450	183,932,567

		271,015,380

CHEMICALS — 0.27%
Fuchs Petrolub SE	414,002	17,836,536

		17,836,536

HOUSEHOLD PRODUCTS — 1.68%
Henkel AG & Co. KGaA	1,061,291	110,950,139

		110,950,139

TOTAL PREFERRED STOCKS
(Cost: $474,327,669)		399,802,055

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.18%[d,e,f]	2,010,636	2,010,636
BlackRock Cash Funds: Prime,
SL Agency Shares
0.18%[d,e,f]	115,461	115,461
BlackRock Cash Funds: Treasury,
SL Agency Shares
0.03%[d,e]	138,221	138,221

		2,264,318

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,264,318)		2,264,318

TOTAL INVESTMENTS IN SECURITIES — 99.58%
(Cost: $7,398,681,069)		6,579,241,511
Other Assets, Less Liabilities — 0.42%		27,814,809

NET ASSETS — 100.00%		$6,607,056,320

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2015

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
DAX Index	104	Sep. 2015	Eurex	$29,852,576	$(2,345,063)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.95%

AEROSPACE & DEFENSE — 2.41%
Finmeccanica SpA[a]	1,917,494	$25,933,015

		25,933,015
AUTO COMPONENTS — 2.07%
Pirelli & C. SpA	1,332,822	22,311,793

		22,311,793
AUTOMOBILES — 4.17%
Fiat Chrysler Automobiles NVa,b	3,199,786	44,960,403

		44,960,403
BANKS — 30.94%
Banca Monte dei Paschi di Siena SpA[a]	12,371,013	25,962,994
Banco Popolare SCa	1,650,593	28,334,170
Intesa Sanpaolo SpA	40,007,036	145,869,889
Intesa Sanpaolo SpA RSP	2,316,640	7,642,018
UniCredit SpA	14,396,943	94,048,217
Unione di Banche Italiane SpA	4,035,385	31,470,666

		333,327,954
CAPITAL MARKETS — 2.49%
Mediobanca SpA	2,672,271	26,798,795

		26,798,795
DIVERSIFIED FINANCIAL SERVICES — 2.12%
EXOR SpA	497,411	22,834,583

		22,834,583
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.28%
Telecom Italia SpA[a,b]	27,992,124	33,968,474
Telecom Italia SpA RSP	12,179,511	12,193,718

		46,162,192
ELECTRIC UTILITIES — 11.82%
Enel SpA	21,267,265	95,701,132
Terna Rete Elettrica Nazionale SpA	6,794,528	31,640,734

		127,341,866
ELECTRICAL EQUIPMENT — 2.00%
Prysmian SpA	1,007,432	21,526,735

		21,526,735
ENERGY EQUIPMENT & SERVICES — 3.49%
Saipem SpA[a,b]	910,878	8,762,181
Tenaris SA	2,224,031	28,857,661

		37,619,842

Security	Shares	Value
GAS UTILITIES — 3.97%
Snam SpA	8,755,289	$42,792,521

		42,792,521
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.70%
Enel Green Power SpA	3,935,689	7,496,895

		7,496,895
INSURANCE — 5.82%
Assicurazioni Generali SpA	2,578,603	47,182,657
UnipolSai SpA	6,811,230	15,584,505

		62,767,162
MACHINERY — 3.07%
CNH Industrial NV	4,195,564	33,095,941

		33,095,941
OIL, GAS & CONSUMABLE FUELS — 12.02%
Eni SpA	7,898,001	129,471,219

		129,471,219
TEXTILES, APPAREL & LUXURY GOODS — 4.35%
Luxottica Group SpA	692,151	46,843,519

		46,843,519
TRANSPORTATION INFRASTRUCTURE — 4.23%
Atlantia SpA	1,705,101	45,586,083

		45,586,083

TOTAL COMMON STOCKS
(Cost: $1,192,051,281)		1,076,870,518

SHORT-TERM INVESTMENTS — 3.93%

MONEY MARKET FUNDS — 3.93%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	39,977,821	39,977,821
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	2,295,723	2,295,723
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	76,754	76,754

		42,350,298

TOTAL SHORT-TERM INVESTMENTS
(Cost: $42,350,298)		42,350,298

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 103.88%
(Cost: $1,234,401,579)	$1,119,220,816
Other Assets, Less Liabilities — (3.88)%	(41,783,572)

NET ASSETS — 100.00%	$1,077,437,244

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	77

Schedule of Investments

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.77%

AIRLINES — 2.39%
International Consolidated Airlines Group SAa	4,767,100	$39,735,671

		39,735,671
BANKS — 41.17%
Banco Bilbao Vizcaya Argentaria SA	19,300,534	178,697,635
Banco de Sabadell SA	24,900,092	53,011,034
Banco Popular Espanol SA	9,525,593	40,783,152
Banco Santander SA	47,118,079	288,265,020
Bankia SA	29,103,048	35,120,922
Bankinter SA	4,410,147	33,207,339
CaixaBank SA	13,140,308	56,833,522

		685,918,624
BIOTECHNOLOGY — 2.22%
Grifols SA	904,871	37,063,394

		37,063,394
CONSTRUCTION & ENGINEERING — 5.66%
ACS Actividades de Construccion y Servicios SA	1,159,357	37,588,276
Ferrovial SA	2,376,116	56,763,160

		94,351,436
DIVERSIFIED TELECOMMUNICATION SERVICES — 11.83%
Telefonica SA	13,975,642	197,155,648

		197,155,648
ELECTRIC UTILITIES — 8.95%
Endesa SA	1,324,527	27,456,443
Iberdrola SA	12,492,630	84,757,815
Red Electrica Corp. SA	462,036	36,881,744

		149,096,002
FOOD & STAPLES RETAILING — 1.70%
Distribuidora Internacional de Alimentacion SA	4,707,196	28,302,492

		28,302,492
GAS UTILITIES — 3.97%
Enagas SA	968,946	26,512,883
Gas Natural SDG SA	1,957,355	39,697,203

		66,210,086
INSURANCE — 1.58%
Mapfre SA	8,913,150	26,266,287

		26,266,287

Security	Shares	Value
IT SERVICES — 4.65%
Amadeus IT Holding SA Class A	1,853,381	$77,482,153

		77,482,153
MACHINERY — 1.31%
Zardoya Otis SA	1,976,369	21,104,383
Zardoya Otis SA New[a]	69,285	739,850

		21,844,233
OIL, GAS & CONSUMABLE FUELS — 4.28%
Repsol SA	4,983,181	71,219,489

		71,219,489
SPECIALTY RETAIL — 4.63%
Industria de Diseno Textil SA	2,314,746	77,135,808

		77,135,808
TRANSPORTATION INFRASTRUCTURE — 5.43%
Abertis Infraestructuras SA	2,832,663	46,848,209
Aena SAa,b	380,224	43,669,188

		90,517,397

TOTAL COMMON STOCKS
(Cost: $2,002,447,463)		1,662,298,720

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	57,404	57,404

		57,404

TOTAL SHORT-TERM INVESTMENTS
(Cost: $57,404)		57,404

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $2,002,504,867)		1,662,356,124
Other Assets, Less Liabilities — 0.22%		3,734,476

NET ASSETS — 100.00%		$1,666,090,600

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.33%

BIOTECHNOLOGY — 1.53%
Actelion Ltd. Registered	134,167	$18,313,473

		18,313,473
BUILDING PRODUCTS — 1.35%
Geberit AG Registered	50,875	16,166,576

		16,166,576
CAPITAL MARKETS — 10.30%
Credit Suisse Group AG Registered	1,693,504	45,443,802
Julius Baer Group Ltd.	309,971	15,087,467
Partners Group Holding AG	30,903	9,978,245
UBS Group AG	2,566,716	53,163,044

		123,672,558
CHEMICALS — 6.30%
EMS-Chemie Holding AG Registered	18,802	8,476,989
Givaudan SA Registered	11,691	20,128,757
Sika AG Bearer	3,326	11,009,282
Syngenta AG Registered	104,023	36,035,060

		75,650,088
CONSTRUCTION MATERIALS — 2.75%
LafargeHolcim Ltd. Registered	518,694	32,986,589

		32,986,589
DIVERSIFIED FINANCIAL SERVICES — 0.43%
Pargesa Holding SA Bearer	84,246	5,166,008

		5,166,008
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.46%
Swisscom AG Registered	32,513	17,566,871

		17,566,871
ELECTRICAL EQUIPMENT — 3.86%
ABB Ltd. Registered	2,397,120	46,279,128

		46,279,128
ENERGY EQUIPMENT & SERVICES — 0.65%
Transocean Ltd.[a]	567,021	7,751,427

		7,751,427
FOOD PRODUCTS — 19.65%
Aryzta AG	144,747	7,421,081
Barry Callebaut AG Registered	5,944	6,521,467
Chocoladefabriken Lindt & Sprungli AG Participation Certificates	1,765	9,965,255

Security	Shares	Value
Chocoladefabriken Lindt & Sprungli AG Registered	174	$11,710,656
Nestle SA Registered	2,714,890	200,167,165

		235,785,624
HEALTH CARE EQUIPMENT & SUPPLIES — 0.88%
Sonova Holding AG Registered	80,747	10,512,432

		10,512,432
INSURANCE — 8.43%
Baloise Holding AG Registered	79,447	9,727,031
Swiss Life Holding AG Registered	50,253	11,764,934
Swiss Re AG	403,131	34,620,784
Zurich Insurance Group AG	163,848	45,017,748

		101,130,497
LIFE SCIENCES TOOLS & SERVICES — 1.00%
Lonza Group AG Registered	87,620	12,014,283

		12,014,283
MACHINERY — 2.03%
Schindler Holding AG Participation Certificates	71,376	10,945,723
Schindler Holding AG Registered	47,175	7,346,626
Sulzer AG Registered	59,823	6,102,620

		24,394,969
MARINE — 0.94%
Kuehne + Nagel International AG Registered	85,136	11,339,141

		11,339,141
PHARMACEUTICALS — 28.29%
Novartis AG Registered	1,889,962	185,077,712
Roche Holding AG	565,949	154,501,356

		339,579,068
PROFESSIONAL SERVICES — 2.60%
Adecco SA Registered	229,380	18,015,005
SGS SA Registered	7,453	13,148,046

		31,163,051
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.75%
Swiss Prime Site AG Registered	115,216	9,036,899

		9,036,899
SPECIALTY RETAIL — 0.68%
Dufry AG Registered[a,b]	60,301	8,106,230

		8,106,230
TEXTILES, APPAREL & LUXURY GOODS — 5.45%
Cie. Financiere Richemont SA Class A Registered	572,830	42,856,368
Swatch Group AG (The) Bearer	40,155	15,376,037

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2015

Security	Shares	Value
Swatch Group AG (The) Registered	97,439	$7,214,345

		65,446,750

TOTAL COMMON STOCKS
(Cost: $1,242,842,528)		1,192,061,662

SHORT-TERM INVESTMENTS — 1.01%

MONEY MARKET FUNDS — 1.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[c,d,e]	9,806,595	9,806,595
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[c,d,e]	563,143	563,143
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[c,d]	1,766,868	1,766,868

		12,136,606

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,136,606)		12,136,606

TOTAL INVESTMENTS IN SECURITIES — 100.34% (Cost: $1,254,979,134)		1,204,198,268
Other Assets, Less Liabilities — (0.34)%		(4,034,330)

NET ASSETS — 100.00%		$1,200,163,938

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2015

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$11,183,705,678	$7,396,416,751	$1,192,051,281
Affiliated (Note 2)	26,349,585	2,264,318	42,350,298

Total cost of investments	$11,210,055,263	$7,398,681,069	$1,234,401,579

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$10,116,992,544	$6,576,977,193	$1,076,870,518
Affiliated (Note 2)	26,349,585	2,264,318	42,350,298

Total fair value of investments	10,143,342,129	6,579,241,511	1,119,220,816
Foreign currency, at value[b]	5,722,499	9,245,191	861,868
Foreign currency pledged to broker, at value[b]	—	5,214,954	—
Receivables:
Investment securities sold	29,305,287	7,551,625	64,087,844
Dividends, reclaims and interest	11,465,370	20,278,238	36,753
Capital shares sold	—	—	3,814,576

Total Assets	10,189,835,285	6,621,531,519	1,188,021,857

LIABILITIES
Payables:
Investment securities purchased	29,256,576	6,805,931	67,885,558
Collateral for securities on loan (Note 1)	20,720,313	2,126,097	42,273,544
Capital shares redeemed	975,635	265,016	—
Futures variation margin	—	2,345,063	—
Investment advisory fees (Note 2)	4,266,933	2,933,092	425,511

Total Liabilities	55,219,457	14,475,199	110,584,613

NET ASSETS	$10,134,615,828	$6,607,056,320	$1,077,437,244

Net assets consist of:
Paid-in capital	$11,632,469,786	$7,669,547,317	$1,335,139,165
Undistributed (distributions in excess of) net investment income	5,210,075	(4,090,809)	(60,827)
Accumulated net realized loss	(436,296,808)	(236,140,546)	(142,467,495)
Net unrealized depreciation	(1,066,767,225)	(822,259,642)	(115,173,599)

NET ASSETS	$10,134,615,828	$6,607,056,320	$1,077,437,244

Shares outstanding[c]	281,200,000	250,800,000	73,050,000

Net asset value per share	$36.04	$26.34	$14.75

[a]	Securities on loan with values of $19,638,033, $2,015,752 and $39,557,850, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker: $5,631,836, $14,326,717 and $854,696, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 482.2 million and 295.4 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2015

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,002,447,463	$1,242,842,528
Affiliated (Note 2)	57,404	12,136,606

Total cost of investments	$2,002,504,867	$1,254,979,134

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,662,298,720	$1,192,061,662
Affiliated (Note 2)	57,404	12,136,606

Total fair value of investments	1,662,356,124	1,204,198,268
Foreign currency, at value[b]	2,147,803	1,058,923
Receivables:
Investment securities sold	72,221,237	5,077,854
Dividends, reclaims and interest	127,472	7,581,789
Capital shares sold	2,334,317	—

Total Assets	1,739,186,953	1,217,916,834

LIABILITIES
Payables:
Investment securities purchased	72,410,747	6,904,230
Collateral for securities on loan (Note 1)	—	10,369,738
Investment advisory fees (Note 2)	685,606	478,928

Total Liabilities	73,096,353	17,752,896

NET ASSETS	$1,666,090,600	$1,200,163,938

Net assets consist of:
Paid-in capital	$2,115,562,219	$1,307,374,476
Undistributed (distributions in excess of) net investment income	9,904,643	(258,980)
Accumulated net realized loss	(119,247,626)	(55,825,597)
Net unrealized depreciation	(340,128,636)	(51,125,961)

NET ASSETS	$1,666,090,600	$1,200,163,938

Shares outstanding[c]	52,125,000	37,625,000

Net asset value per share	$31.96	$31.90

[a]	Securities on loan with values of $ — and $9,814,925, respectively. See Note 1.
[b]	Cost of foreign currency: $2,130,341 and $1,066,639, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million and 318.625 million, respectively.

See notes to financial statements.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$268,195,579	$149,846,088	$28,849,466
Interest — affiliated (Note 2)	449	174	56
Securities lending income — affiliated — net (Note 2)	676,485	8,095	328,782

Total investment income	268,872,513	149,854,357	29,178,304

EXPENSES
Investment advisory fees (Note 2)	43,090,544	28,550,112	4,950,493

Total expenses	43,090,544	28,550,112	4,950,493

Net investment income	225,781,969	121,304,245	24,227,811

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(114,260,938)	(41,273,379)	(73,442,443)
In-kind redemptions — unaffiliated	165,941,699	171,847,704	28,772,957
Futures contracts	—	748,453	—
Foreign currency transactions	(2,812,648)	(4,406,601)	(194,854)

Net realized gain (loss)	48,868,113	126,916,177	(44,864,340)

Net change in unrealized appreciation/depreciation on:
Investments	(1,146,060,055)	(856,791,369)	(76,935,536)
Futures contracts	—	(1,154,890)	—
Translation of assets and liabilities in foreign currencies	461,363	250,445	37,949

Net change in unrealized appreciation/depreciation	(1,145,598,692)	(857,695,814)	(76,897,587)

Net realized and unrealized loss	(1,096,730,579)	(730,779,637)	(121,761,927)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(870,948,610)	$(609,475,392)	$(97,534,116)

[a]	Net of foreign withholding tax of $38,766,661, $22,795,634 and $4,405,111, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2015

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$73,539,235	$33,423,166
Interest — affiliated (Note 2)	97	29
Securities lending income — affiliated — net (Note 2)	20,627	427,861

Total investment income	73,559,959	33,851,056

EXPENSES
Investment advisory fees (Note 2)	8,425,166	5,453,148

Total expenses	8,425,166	5,453,148

Net investment income	65,134,793	28,397,908

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(68,947,351)	(3,886,856)
In-kind redemptions — unaffiliated	39,553,586	177,977,076
Foreign currency transactions	(382,454)	(306,209)

Net realized gain (loss)	(29,776,219)	173,784,011

Net change in unrealized appreciation/depreciation on:
Investments	(436,192,700)	(251,572,102)
Translation of assets and liabilities in foreign currencies	34,613	(267,380)

Net change in unrealized appreciation/depreciation	(436,158,087)	(251,839,482)

Net realized and unrealized loss	(465,934,306)	(78,055,471)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(400,799,513)	$(49,657,563)

[a]	Net of foreign withholding tax of $3,914,116 and $3,229,797, respectively.

See notes to financial statements.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$225,781,969	$255,301,280	$121,304,245	$109,217,597
Net realized gain	48,868,113	272,213,942	126,916,177	503,529,812
Net change in unrealized appreciation/depreciation	(1,145,598,692)	323,453,444	(857,695,814)	181,241,179

Net increase (decrease) in net assets resulting from operations	(870,948,610)	850,968,666	(609,475,392)	793,988,588

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(233,277,080)	(243,559,586)	(127,874,456)	(111,913,888)

Total distributions to shareholders	(233,277,080)	(243,559,586)	(127,874,456)	(111,913,888)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,243,729,213	6,832,263,291	3,934,318,439	1,689,588,472
Cost of shares redeemed	(2,707,524,817)	(2,277,014,968)	(1,387,346,200)	(2,230,103,855)

Net increase (decrease) in net assets from capital share transactions	2,536,204,396	4,555,248,323	2,546,972,239	(540,515,383)

INCREASE IN NET ASSETS	1,431,978,706	5,162,657,403	1,809,622,391	141,559,317

NET ASSETS
Beginning of year	8,702,637,122	3,539,979,719	4,797,433,929	4,655,874,612

End of year	$10,134,615,828	$8,702,637,122	$6,607,056,320	$4,797,433,929

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$5,210,075	$14,544,730	$(4,090,809)	$—

SHARES ISSUED AND REDEEMED
Shares sold	136,000,000	172,200,000	135,600,000	57,000,000
Shares redeemed	(72,500,000)	(56,700,000)	(50,400,000)	(73,200,000)

Net increase (decrease) in shares outstanding	63,500,000	115,500,000	85,200,000	(16,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	85

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Italy Capped ETF		iShares MSCI Spain Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$24,227,811	$30,016,510	$65,134,793	$67,503,910
Net realized gain (loss)	(44,864,340)	118,669,234	(29,776,219)	29,271,436
Net change in unrealized appreciation/depreciation	(76,897,587)	(43,114,144)	(436,158,087)	128,772,813

Net increase (decrease) in net assets resulting from operations	(97,534,116)	105,571,600	(400,799,513)	225,548,159

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,941,571)	(31,039,889)	(77,875,309)	(48,486,263)

Total distributions to shareholders	(24,941,571)	(31,039,889)	(77,875,309)	(48,486,263)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	342,752,870	1,348,720,763	635,385,021	2,068,530,441
Cost of shares redeemed	(699,700,191)	(583,513,961)	(963,657,247)	(190,332,570)

Net increase (decrease) in net assets from capital share transactions	(356,947,321)	765,206,802	(328,272,226)	1,878,197,871

INCREASE (DECREASE) IN NET ASSETS	(479,423,008)	839,738,513	(806,947,048)	2,055,259,767

NET ASSETS
Beginning of year	1,556,860,252	717,121,739	2,473,037,648	417,777,881

End of year	$1,077,437,244	$1,556,860,252	$1,666,090,600	$2,473,037,648

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(60,827)	$—	$9,904,643	$23,027,613

SHARES ISSUED AND REDEEMED
Shares sold	23,100,000	79,050,000	18,075,000	51,825,000
Shares redeemed	(47,250,000)	(36,750,000)	(26,850,000)	(4,650,000)

Net increase (decrease) in shares outstanding	(24,150,000)	42,300,000	(8,775,000)	47,175,000

See notes to financial statements.

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Capped ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$28,397,908	$25,455,124
Net realized gain	173,784,011	33,351,910
Net change in unrealized appreciation/depreciation	(251,839,482)	97,427,932

Net increase (decrease) in net assets resulting from operations	(49,657,563)	156,234,966

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(28,746,817)	(26,005,188)

Total distributions to shareholders	(28,746,817)	(26,005,188)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	875,666,580	135,490,352
Cost of shares redeemed	(669,255,531)	(96,423,300)

Net increase in net assets from capital share transactions	206,411,049	39,067,052

INCREASE IN NET ASSETS	128,006,669	169,296,830

NET ASSETS
Beginning of year	1,072,157,269	902,860,439

End of year	$1,200,163,938	$1,072,157,269

Distributions in excess of net investment income included in net assets at end of year	$(258,980)	$(640,142)

SHARES ISSUED AND REDEEMED
Shares sold	25,875,000	4,000,000
Shares redeemed	(20,125,000)	(2,875,000)

Net increase in shares outstanding	5,750,000	1,125,000

See notes to financial statements.

FINANCIAL STATEMENTS	87

Financial Highlights

iSHARES® , INC.

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$39.98	$34.64	$29.09	$31.55	$30.75

Income from investment operations:
Net investment income[a]	0.96	1.18	0.92	1.02	1.23
Net realized and unrealized gain (loss)[b]	(3.95)	5.10	5.55	(2.38)	0.71

Total from investment operations	(2.99)	6.28	6.47	(1.36)	1.94

Less distributions from:
Net investment income	(0.95)	(0.94)	(0.92)	(1.10)	(1.14)

Total distributions	(0.95)	(0.94)	(0.92)	(1.10)	(1.14)

Net asset value, end of year	$36.04	$39.98	$34.64	$29.09	$31.55

Total return	(7.62)%	18.02%	22.43%	(3.99)%	5.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$10,134,616	$8,702,637	$3,539,980	$794,226	$738,233
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.52%
Ratio of net investment income to average net assets	2.50%	2.89%	2.74%	3.55%	3.38%
Portfolio turnover rate[c]	5%	7%	5%	7%	8%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$28.97	$25.61	$21.34	$21.02	$19.45

Income from investment operations:
Net investment income[a]	0.58	0.59	0.46	0.56	0.86
Net realized and unrealized gain (loss)[b]	(2.70)	3.40	4.24	0.34	1.38

Total from investment operations	(2.12)	3.99	4.70	0.90	2.24

Less distributions from:
Net investment income	(0.51)	(0.63)	(0.43)	(0.58)	(0.67)

Total distributions	(0.51)	(0.63)	(0.43)	(0.58)	(0.67)

Net asset value, end of year	$26.34	$28.97	$25.61	$21.34	$21.02

Total return	(7.50)%	15.41%	22.11%	4.55%	10.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$6,607,056	$4,797,434	$4,655,875	$2,797,029	$2,768,171
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.51%
Ratio of net investment income to average net assets	2.03%	1.95%	1.88%	2.72%	3.45%
Portfolio turnover rate[c]	3%	6%	4%	4%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$16.02	$13.06	$11.78	$13.58	$15.00

Income from investment operations:
Net investment income[a]	0.35	0.41	0.36	0.41	0.54
Net realized and unrealized gain (loss)[b]	(1.25)	2.89	1.23	(1.79)	(1.47)

Total from investment operations	(0.90)	3.30	1.59	(1.38)	(0.93)

Less distributions from:
Net investment income	(0.37)	(0.34)	(0.30)	(0.42)	(0.49)
Return of capital	—	—	(0.01)	(0.00)[c]	—

Total distributions	(0.37)	(0.34)	(0.31)	(0.42)	(0.49)

Net asset value, end of year	$14.75	$16.02	$13.06	$11.78	$13.58

Total return	(5.66)%	25.20%	13.58%	(9.98)%	(6.80)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,077,437	$1,556,860	$717,122	$196,212	$144,612
Ratio of expenses to average net assets	0.48%	0.48%	0.50%	0.53%	0.51%
Ratio of net investment income to average net assets	2.34%	2.49%	2.78%	3.41%	3.15%
Portfolio turnover rate[d]	22%	24%	45%	14%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$40.61	$30.44	$26.28	$35.89	$37.02

Income from investment operations:
Net investment income[a]	1.32	1.80	1.33	2.12	2.14
Net realized and unrealized gain (loss)[b]	(8.35)	9.53	4.07	(8.93)	(1.36)

Total from investment operations	(7.03)	11.33	5.40	(6.81)	0.78

Less distributions from:
Net investment income	(1.62)	(1.16)	(1.24)	(2.80)	(1.91)

Total distributions	(1.62)	(1.16)	(1.24)	(2.80)	(1.91)

Net asset value, end of year	$31.96	$40.61	$30.44	$26.28	$35.89

Total return	(17.63)%	37.39%	20.88%	(19.36)%	1.78%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,666,091	$2,473,038	$417,778	$195,093	$180,360
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	3.70%	4.48%	4.45%	7.60%	5.31%
Portfolio turnover rate[c]	15%	15%	24%	17%	14%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Capped ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$33.64	$29.36	$23.85	$24.67	$21.64

Income from investment operations:
Net investment income[a]	0.83	0.80	0.67	0.63	0.59
Net realized and unrealized gain (loss)[b]	(1.77)	4.27	5.44	(0.80)	2.97

Total from investment operations	(0.94)	5.07	6.11	(0.17)	3.56

Less distributions from:
Net investment income	(0.80)	(0.79)	(0.60)	(0.65)	(0.53)

Total distributions	(0.80)	(0.79)	(0.60)	(0.65)	(0.53)

Net asset value, end of year	$31.90	$33.64	$29.36	$23.85	$24.67

Total return	(2.92)%	17.21%	25.71%	(0.53)%	16.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,200,164	$1,072,157	$902,860	$554,570	$524,159
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	2.49%	2.41%	2.38%	2.73%	2.35%
Portfolio turnover rate[c]	7%	5%	13%	8%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone[a]	Diversified
MSCI Germany	Non-diversified
MSCI Italy Capped	Non-diversified
MSCI Spain Capped	Non-diversified
MSCI Switzerland Capped	Non-diversified

[a]	Formerly the iShares MSCI EMU ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
MSCI Eurozone
Investments:
Assets:
Common Stocks	$9,936,545,306	$190,940	$7	$9,936,736,253
Preferred Stocks	180,256,291	—	—	180,256,291
Money Market Funds	26,349,585	—	—	26,349,585

Total	$10,143,151,182	$190,940	$7	$10,143,342,129

MSCI Germany
Investments:
Assets:
Common Stocks	$6,177,175,138	$—	$—	$6,177,175,138
Preferred Stocks	399,802,055	—	—	399,802,055
Money Market Funds	2,264,318	—	—	2,264,318

Total	$6,579,241,511	$—	$—	$6,579,241,511

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(2,345,063)	$—	$—	$(2,345,063)

Total	$(2,345,063)	$—	$—	$(2,345,063)

MSCI Italy Capped
Investments:
Assets:
Common Stocks	$1,076,870,518	$—	$—	$1,076,870,518
Money Market Funds	42,350,298	—	—	42,350,298

Total	$1,119,220,816	$—	$—	$1,119,220,816

MSCI Spain Capped
Investments:
Assets:
Common Stocks	$1,661,558,870	$739,850	$—	$1,662,298,720
Money Market Funds	57,404	—	—	57,404

Total	$1,661,616,274	$739,850	$—	$1,662,356,124

MSCI Switzerland Capped
Investments:
Assets:
Common Stocks	$1,192,061,662	$—	$—	$1,192,061,662
Money Market Funds	12,136,606	—	—	12,136,606

Total	$1,204,198,268	$—	$—	$1,204,198,268

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES®, INC.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Eurozone	$19,638,033	$19,638,033	$—
MSCI Germany	2,015,752	2,015,752	—
MSCI Italy Capped	39,557,850	39,557,850	—
MSCI Switzerland Capped	9,814,925	9,814,925	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES®, INC.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$196,882
MSCI Germany	3,416
MSCI Italy Capped	94,724
MSCI Spain Capped	6,660
MSCI Switzerland Capped	114,106

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$490,988,217	$422,311,176
MSCI Germany	295,430,997	179,771,710
MSCI Italy Capped	236,252,195	233,455,026
MSCI Spain Capped	263,456,049	320,785,774
MSCI Switzerland Capped	107,720,510	75,338,476

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$5,087,212,548	$2,670,644,018
MSCI Germany	3,791,136,177	1,379,673,366
MSCI Italy Capped	292,919,952	670,660,259
MSCI Spain Capped	575,969,326	910,039,148
MSCI Switzerland Capped	829,240,149	655,334,586

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES®, INC.

and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI Germany ETF as of August 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin / Net assets consist of – net unrealized depreciation[a]	$2,345,063

[a]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Germany ETF during the year ended August 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$748,453	$(1,154,890)

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI Germany ETF for the year ended August 31, 2015:

Average value of contracts purchased	$34,056,659

6.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund, except for the iShares MSCI Eurozone ETF, invests all or substantially all of its assets in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements (Continued)

iSHARES®, INC.

principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Eurozone	$119,235,410	$(1,839,544)	$(117,395,866)
MSCI Germany	140,292,970	2,479,402	(142,772,372)
MSCI Italy Capped	9,038,556	652,933	(9,691,489)
MSCI Spain Capped	(16,972,478)	(382,454)	17,354,932
MSCI Switzerland Capped	171,868,457	730,071	(172,598,528)

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI Eurozone
Ordinary income	$233,277,080	$243,559,586

MSCI Germany
Ordinary income	$127,874,456	$111,913,888

MSCI Italy Capped
Ordinary income	$24,941,571	$31,039,889

MSCI Spain Capped
Ordinary income	$77,875,309	$48,486,263

MSCI Switzerland Capped
Ordinary income	$28,746,817	$26,005,188

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI Eurozone	$5,766,561	$(195,087,241)	$(1,282,951,456)	$(25,581,822)	$(1,497,853,958)
MSCI Germany	—	(121,319,015)	(923,562,510)	(17,609,472)	(1,062,490,997)
MSCI Italy Capped	—	(66,427,843)	(157,582,027)	(33,692,051)	(257,701,921)
MSCI Spain Capped	9,904,643	(54,478,988)	(379,957,033)	(24,940,241)	(449,471,619)
MSCI Switzerland Capped	—	(44,564,021)	(58,888,882)	(3,757,635)	(107,210,538)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI Eurozone	$70,176,760	$—	$26,644,200	$68,035,542	$30,230,739	$195,087,241
MSCI Germany	29,427,327	3,394,735	27,790,050	28,490,949	32,215,954	121,319,015
MSCI Italy Capped	35,582,636	472,268	2,743,650	18,169,627	9,459,662	66,427,843
MSCI Spain Capped	24,791,486	—	5,946,927	15,120,672	8,619,903	54,478,988
MSCI Switzerland Capped	12,201,097	—	2,837,786	22,569,380	6,955,758	44,564,021

[a]	Must be utilized prior to losses subject to expiration.

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements (Continued)

iSHARES®, INC.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MSCI Eurozone	$11,426,239,567	$207,374,881	$(1,490,272,319)	$(1,282,897,438)
MSCI Germany	7,502,329,000	112,504,269	(1,035,591,758)	(923,087,489)
MSCI Italy Capped	1,276,810,007	40,188,111	(197,777,302)	(157,589,191)
MSCI Spain Capped	2,042,333,264	29,745,678	(409,722,818)	(379,977,140)
MSCI Switzerland Capped	1,262,742,055	37,366,511	(95,910,298)	(58,543,787)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and iShares MSCI Switzerland Capped ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	105

Notes:

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-814-0815

AUGUST 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca
➢	iShares MSCI United Kingdom ETF | EWU | NYSE Arca
➢	iShares MSCI United Kingdom Small-Cap ETF | EWUS | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL MARKET OVERVIEW

Global equity markets delivered a negative return for the 12 months ended August 31, 2015 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned -6.29% for the reporting period.

The reporting period was characterized by a continued divergence in economic growth and central bank policy between the U.S. and the rest of the world. Despite a slowdown in early 2015, the U.S. economy remained one of the strongest economies among developed countries, which motivated the U.S. Federal Reserve Bank (the “Fed”) to scale back its economic stimulus measures. The Fed ended a two-year quantitative easing program in October 2014 and signaled its intent to raise its short-term interest rate target sometime in 2015. In contrast, weaker economic growth in most other regions of the globe led many of the world’s central banks to take more aggressive actions to stimulate economic activity.

This divergence contributed to a notably stronger U.S. dollar. For the reporting period, the euro, Japanese yen, British pound and Australian dollar declined by 15%, 14%, 7%, and 24% against the U.S. dollar, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect. Currency performance had a meaningful impact on non-U.S. equity returns for U.S. investors. For example, the MSCI ACWI returned 0.59% in local currency terms for the reporting period.

A number of other factors influenced global markets during the reporting period. Energy prices fell sharply amid growing supply — primarily from increased production in the U.S. — and declining global demand. Lower energy prices contributed to historically low and declining inflation rates in most of the world. Consumer prices were nearly unchanged in the U.S., the European Union, and Japan, while prices in China and India rose at a relatively slow rate. Low inflation and tepid demand kept the Fed’s zero interest rate policy intact, while central banks throughout the world took aggressive measures to stimulate demand.

Global markets advanced for most of the reporting period, then declined sharply in the last few months of the reporting period. The volatility began in China, as slowing economic growth led to a steep drop in China’s equity markets. Plummeting commodity prices amid already subdued inflation also raised concerns about global demand. Currency devaluations in Asia, including China, Vietnam, Pakistan, and Kazakhstan, led to speculation that Asian countries were weakening their currencies to compete for demand. These global events led to further uncertainty about the timing of an expected interest rate hike from the Fed.

On a regional basis, U.S. stocks advanced by less than 1% for the reporting period as declining interest rates, ongoing economic growth, and low inflation provided a favorable environment for U.S. equity market performance. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters. Economic activity improved over the last several months of the reporting period, boosted by an increase in consumer spending.

European stocks declined by about 8% in U.S. dollar terms for the reporting period, though they advanced more than 3% when measured in local currencies. The European Central Bank initiated quantitative easing measures in early 2015, and signs of economic improvement emerged in the latter half of the reporting period. A tentative agreement on Greece’s debt repayment helped alleviate ongoing concerns about Europe’s sovereign debt levels.

Stock markets in the Asia/Pacific region (excluding Japan) declined by approximately 19% in U.S. dollar terms, which equated to an 8% decline when measured in local currencies. China’s economic slowdown weighed heavily on the region, as China is the largest trading partner of many countries in the region. On the bright side, Japanese stocks performed relatively well, as ongoing economic stimulus and reform measures led to a 4% gain in U.S. dollar terms (22% when measured in Japanese yen).

Emerging markets stocks fell by approximately 23% in U.S. dollar terms for the reporting period, though the decline was about 10% when measured in local currencies. Many of the largest emerging economies — including China, Russia, and Brazil — experienced slowing economic growth during the reporting period. Latin American stocks posted some of the biggest declines, as the region struggled with slow growth and declining commodity prices.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

Performance as of August 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(4.64)%	(4.80)%	(5.16)%

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

For the fiscal period ended 8/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/29/15) [a]	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [c]
$1,000.00	$953.60	$0.02	$1,000.00	$1,025.20	$0.05	0.01%

[a]	The beginning of the period (commencement of operations) is June 29, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (63 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.
[c]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the British pound in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the British pound.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF. For the period from June 29, 2015 (inception date of the Fund) through August 31, 2015 (the “reporting period”), the total return for the Fund was -4.64%, net of fees, while the total return for the Index was -5.16%.

The U.S. dollar appreciated against the British pound during the reporting period. While the stronger U.S. currency had a meaningful impact on international equity returns, the Index’s implementation of foreign currency hedging helped offset the impact of U.S. dollar strength. As a result, the Index’s return achieved a relatively close representation of U.K. equity returns, measured in local currency terms.

U.K. equities, as represented by the Index, had negative returns in the brief reporting period, which was characterized by volatility, largely as a result of a sharp Chinese market downturn. The economy grew at a 2.6% annual rate through the second quarter of 2015. Industrial production dragged down growth, rising just 1.8%. The employment picture generally improved, with the U.K. jobless rate at 5.5% as of July 2015, while wages rose at their fastest pace in more than six years. Together with the decline in energy prices, this helps explain the increase in consumer confidence and spending during the period.

While falling energy prices helped consumers, they weighed on inflation, with the headline measure of U.K. inflation unchanged over the 12 months ended August 2015, and well below the Bank of England’s (“BoE’s”) annual inflation target of around 2%. In that environment, the BoE maintained its short-term interest rate target at the record low level that has been in place since early 2009.

ALLOCATION BY SECTOR1

As of 8/31/15

Sector	Percentage of Total Investments[2]

Financials	23.70%
Consumer Staples	17.19
Energy	13.29
Consumer Discretionary	10.74
Health Care	9.73
Industrials	7.00
Materials	6.63
Telecommunication Services	6.25
Utilities	4.31
Information Technology	1.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/15

Security	Percentage of Total Investments[2]

HSBC Holdings PLC	6.26%
Royal Dutch Shell PLC Class A	4.08
BP PLC	4.07
GlaxoSmithKline PLC	4.03
British American Tobacco PLC	4.01
Vodafone Group PLC	3.72
AstraZeneca PLC	3.22
Lloyds Banking Group PLC	2.73
Barclays PLC	2.71
Diageo PLC	2.69

TOTAL	37.52%

[1]	Reflects the allocation of the iShares MSCI United Kingdom ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(13.26)%	(13.76)%	(12.81)%	(13.26)%	(13.76)%	(12.81)%
5 Years	6.73%	6.68%	7.31%	38.51%	38.16%	42.31%
10 Years	3.06%	2.92%	3.65%	35.20%	33.29%	43.07%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$910.90	$2.26	$1,000.00	$1,022.80	$2.40	0.47%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of United Kingdom equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was -13.26%, net of fees, while the total return for the Index was -12.81%.

As represented by the Index, United Kingdom stocks declined during the reporting period, widely underperforming the broad international developed market indexes. The British pound depreciated by 7% relative to the U.S. dollar, which meaningfully detracted from Index performance in dollar terms.

Economic growth in the United Kingdom was slow but steady for most of the reporting period. The economy experienced an acceleration in growth during the second quarter of 2015 on a surge in North Sea oil and gas production, which boosted overall industrial output in the United Kingdom by 1%, its largest jump since 2010. The country’s dominant services sectors also saw sustained growth during the second quarter of 2015. Despite these positive developments, stocks in the United Kingdom declined late in the reporting period as slowing economic progress in China caused significant volatility in global markets.

In U.S. dollar terms, the energy and materials sectors declined the most during the reporting period as faltering economic growth in China reduced demand for commodities, leading to substantial commodity price declines. The financials sector, the Index’s largest sector weight, also was a sizable detractor from Index performance during the reporting period. On the upside, the telecommunication services and consumer discretionary sectors were the only segments of the Index to produce positive results during the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	23.70%
Consumer Staples	17.19
Energy	13.29
Consumer Discretionary	10.74
Health Care	9.73
Industrials	7.00
Materials	6.63
Telecommunication Services	6.25
Utilities	4.31
Information Technology	1.16

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

HSBC Holdings PLC	6.26%
Royal Dutch Shell PLC Class A	4.08
BP PLC	4.07
GlaxoSmithKline PLC	4.03
British American Tobacco PLC	4.01
Vodafone Group PLC	3.72
AstraZeneca PLC	3.22
Lloyds Banking Group PLC	2.73
Barclays PLC	2.71
Diageo PLC	2.69

TOTAL	37.52%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

Performance as of August 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.84%	3.91%	4.55%	3.84%	3.91%	4.55%
Since Inception	17.13%	16.99%	17.88%	76.69%	75.95%	80.77%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Beginning Account Value (3/1/15)	Ending Account Value (8/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,025.20	$3.01	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2015, the total return for the Fund was 3.84%, net of fees, while the total return for the Index was 4.55%.

As represented by the Index, United Kingdom small-capitalization stocks produced a positive return during the reporting period, outperforming large-capitalization stocks by a wide margin. The British pound depreciated by 7% relative to the U.S. dollar. However, British small-capitalization stock performance was strong enough to generate a positive return in U.S. dollar terms, despite a decline late in the reporting period as slowing economic progress in China caused significant volatility in global markets.

Economic growth in the United Kingdom was slow but steady for most of the reporting period. The economy experienced an acceleration in growth during the second quarter of 2015 on a surge in North Sea oil and gas production, which boosted overall industrial output in the United Kingdom by 1%, its largest jump since 2010. The country’s sizable services sectors also saw sustained growth during the second quarter of 2015.

The consumer discretionary sector was the largest contributor to the Index’s return for the reporting period. The financials and healthcare sectors also contributed to the Index’s performance. On the downside, the energy sector was the largest detractor from the Index’s return as oil and gas prices plummeted during the reporting period. The utilities and industrials sectors also were detractors for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/15

Sector	Percentage of Total Investments*

Financials	24.15%
Consumer Discretionary	24.12
Industrials	21.11
Information Technology	9.35
Health Care	6.04
Materials	5.82
Consumer Staples	3.50
Energy	2.50
Utilities	1.89
Telecommunication Services	1.52

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/15

Security	Percentage of Total Investments*

Berkeley Group Holdings PLC	1.64%
Provident Financial PLC	1.62
DCC PLC	1.61
Derwent London PLC	1.42
Informa PLC	1.41
DS Smith PLC	1.39
Rightmove PLC	1.34
Hikma Pharmaceuticals PLC	1.27
Capital & Counties Properties PLC	1.26
Howden Joinery Group PLC	1.17

TOTAL	14.13%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2015 or commencement of operations, as applicable and held through August 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

August 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.78%

EXCHANGE-TRADED FUNDS — 99.78%
iShares MSCI United Kingdom ETF[a]	135,768	$2,316,202

		2,316,202

TOTAL INVESTMENT COMPANIES
(Cost: $2,489,158)		2,316,202

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[a,b]	1,062	1,062

		1,062

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,062)		1,062

TOTAL INVESTMENTS IN SECURITIES — 99.82%
(Cost: $2,490,220)		2,317,264
Other Assets, Less Liabilities — 0.18%		4,093

NET ASSETS — 100.00%		$2,321,357

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

Forward currency contracts as of August 31, 2015 were as follows:

Currency Purchased	Currency Sold	Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
USD 64,474	GBP 42,000	09/03/2015	BNP	$25
USD 2,535,821	GBP 1,628,000	09/03/2015	CITI	37,671
USD 2,515,737	GBP 1,637,000	10/05/2015	CITI	4,224

				41,920

GBP 42,000	USD 65,443	09/03/2015	BNP	$(994)
GBP 1,628,000	USD 2,502,391	09/03/2015	CITI	(4,241)
GBP 42,000	USD 64,463	10/05/2015	BNP	(25)
GBP 78,000	USD 119,947	10/05/2015	CITI	(278)

				(5,538)

Net Unrealized Appreciation				$36,382

Counterparties:

BNP — BNP Paribas

CITI — Citibank N.A.

Currency Abbreviations:

GBP — British Pound

USD — U.S. Dollar

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 98.92%

AEROSPACE & DEFENSE — 2.14%
BAE Systems PLC	4,040,158	$28,098,640
Cobham PLC	1,453,159	6,293,644
Meggitt PLC	1,005,051	7,379,499
Rolls-Royce Holdings PLC	2,347,633	26,845,256

		68,617,039
AIR FREIGHT & LOGISTICS — 0.23%
Royal Mail PLC	1,021,571	7,290,258

		7,290,258
AIRLINES — 0.16%
easyJet PLC	202,898	5,251,922

		5,251,922
AUTO COMPONENTS — 0.29%
GKN PLC	2,101,755	9,429,201

		9,429,201
BANKS — 13.43%
Barclays PLC	21,388,980	86,007,257
HSBC Holdings PLC	24,917,896	198,785,175
Lloyds Banking Group PLC	72,904,697	86,764,208
Royal Bank of Scotland Group PLC[a]	4,130,784	21,397,397
Standard Chartered PLC	3,250,675	38,246,470

		431,200,507
BEVERAGES — 4.64%
Coca-Cola HBC AG	255,543	5,254,746
Diageo PLC	3,210,718	85,428,866
SABMiller PLC	1,238,572	58,176,376

		148,859,988
CAPITAL MARKETS — 1.20%
3i Group PLC	1,241,840	9,393,135
Aberdeen Asset Management PLC	1,189,205	5,832,673
Hargreaves Lansdown PLC	332,465	5,752,476
ICAP PLC	703,487	4,913,195
Investec PLC	704,540	5,791,749
Schroders PLC	158,662	6,925,349

		38,608,577
CHEMICALS — 0.58%
Croda International PLC	173,308	7,708,560
Johnson Matthey PLC	261,662	10,885,899

		18,594,459

Security	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 0.56%
Aggreko PLC	326,540	$5,358,672
Babcock International Group PLC	319,947	4,768,241
G4S PLC	1,981,316	7,816,233

		17,943,146
CONTAINERS & PACKAGING — 0.23%
Rexam PLC	900,362	7,456,916

		7,456,916
DIVERSIFIED FINANCIAL SERVICES — 0.48%
London Stock Exchange Group PLC	399,132	15,469,400

		15,469,400
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.51%
BT Group PLC	10,683,149	71,859,599
Inmarsat PLC	574,655	8,670,269

		80,529,868
ELECTRIC UTILITIES — 0.89%
SSE PLC	1,268,453	28,697,458

		28,697,458
ENERGY EQUIPMENT & SERVICES — 0.33%
Amec Foster Wheeler PLC	498,490	6,183,256
Petrofac Ltd.	330,331	4,531,798

		10,715,054
FOOD & STAPLES RETAILING — 1.38%
J Sainsbury PLC[b]	1,717,991	6,412,790
Tesco PLC	10,389,043	30,574,572
Wm Morrison Supermarkets PLC	2,830,717	7,335,889

		44,323,251
FOOD PRODUCTS — 0.85%
Associated British Foods PLC	454,883	22,401,516
Tate & Lyle PLC	594,023	4,951,752

		27,353,268
HEALTH CARE EQUIPMENT & SUPPLIES — 0.64%
Smith & Nephew PLC	1,141,972	20,426,387

		20,426,387
HOTELS, RESTAURANTS & LEISURE — 3.03%
Carnival PLC	235,191	12,009,230
Compass Group PLC	2,118,685	33,725,866
InterContinental Hotels Group PLC	301,500	11,388,645
Merlin Entertainments PLC[c]	905,158	5,408,437
TUI AG	636,628	11,318,789

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2015

Security	Shares	Value
Whitbread PLC	232,062	$17,121,039
William Hill PLC	1,124,852	6,228,081

		97,200,087
HOUSEHOLD DURABLES — 1.18%
Barratt Developments PLC	1,266,773	12,459,359
Persimmon PLC	391,430	12,660,468
Taylor Wimpey PLC	4,154,330	12,861,782

		37,981,609
HOUSEHOLD PRODUCTS — 2.26%
Reckitt Benckiser Group PLC	820,272	72,629,071

		72,629,071
INDUSTRIAL CONGLOMERATES — 0.27%
Smiths Group PLC	503,996	8,751,397

		8,751,397
INSURANCE — 6.56%
Admiral Group PLC	267,846	6,385,181
Aviva PLC	5,165,537	38,435,958
Direct Line Insurance Group PLC	1,755,771	9,535,028
Legal & General Group PLC	7,587,931	29,490,694
Old Mutual PLC	6,290,022	19,367,458
Prudential PLC	3,282,758	71,593,150
RSA Insurance Group PLC	1,298,346	10,263,842
St. James’s Place PLC	668,106	9,407,194
Standard Life PLC	2,516,781	16,106,438

		210,584,943
MACHINERY — 0.52%
IMI PLC	346,698	5,534,840
Melrose Industries PLC	1,270,911	5,218,946
Weir Group PLC (The)	272,258	5,879,009

		16,632,795
MEDIA — 3.61%
ITV PLC	4,890,785	18,820,114
Pearson PLC	1,047,408	18,251,652
RELX PLC	1,433,967	23,046,863
Sky PLC	1,318,347	21,148,054
WPP PLC	1,663,165	34,557,878

		115,824,561
METALS & MINING — 5.41%
Anglo American PLC	1,789,950	20,399,310
Antofagasta PLC	502,351	4,705,231
BHP Billiton PLC	2,696,750	46,950,853
Fresnillo PLC	283,680	2,707,241
Glencore PLC	14,201,247	32,390,974
Randgold Resources Ltd.	118,998	7,245,720

Security	Shares	Value
Rio Tinto PLC	1,614,984	$59,314,233

		173,713,562
MULTI-UTILITIES — 2.71%
Centrica PLC	6,352,158	23,759,716
National Grid PLC	4,777,069	63,192,689

		86,952,405
MULTILINE RETAIL — 1.23%
Marks & Spencer Group PLC	2,105,145	16,884,675
Next PLC	185,438	22,659,431

		39,544,106
OIL, GAS & CONSUMABLE FUELS — 12.81%
BG Group PLC	4,360,318	66,699,563
BP PLC	23,313,305	129,260,398
Royal Dutch Shell PLC Class A	4,972,639	129,632,235
Royal Dutch Shell PLC Class B	3,115,951	81,781,164
Tullow Oil PLC[a]	1,168,352	4,010,738

		411,384,098
PAPER & FOREST PRODUCTS — 0.33%
Mondi PLC	468,935	10,659,663

		10,659,663
PERSONAL PRODUCTS — 2.06%
Unilever PLC	1,638,743	66,109,750

		66,109,750
PHARMACEUTICALS — 8.99%
AstraZeneca PLC	1,613,388	102,233,308
GlaxoSmithKline PLC	6,213,315	128,099,243
Shire PLC	755,623	58,397,951

		288,730,502
PROFESSIONAL SERVICES — 1.42%
Capita PLC	848,494	16,129,601
Experian PLC	1,259,623	21,484,661
Intertek Group PLC	205,981	8,034,018

		45,648,280
REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.77%
British Land Co. PLC (The)	1,238,096	15,614,373
Hammerson PLC	1,001,604	9,674,133
Intu Properties PLC	1,196,913	5,945,953
Land Securities Group PLC	1,009,414	19,437,036
SEGRO PLC	952,203	6,144,993

		56,816,488
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.81%
ARM Holdings PLC	1,802,026	25,872,104

		25,872,104

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2015

Security	Shares	Value
SOFTWARE — 0.34%
Sage Group PLC (The)	1,376,235	$10,911,329

		10,911,329
SPECIALTY RETAIL — 0.90%
Dixons Carphone PLC	1,249,661	8,291,416
Kingfisher PLC	2,970,119	16,271,371
Sports Direct International PLC[a]	342,791	4,186,068

		28,748,855
TEXTILES, APPAREL & LUXURY GOODS — 0.38%
Burberry Group PLC	567,927	12,324,687

		12,324,687
TOBACCO — 5.82%
British American Tobacco PLC	2,380,188	127,356,779
Imperial Tobacco Group PLC	1,222,032	59,372,943

		186,729,722
TRADING COMPANIES & DISTRIBUTORS — 1.63%
Ashtead Group PLC	642,735	9,346,518
Bunzl PLC	427,819	11,442,371
Travis Perkins PLC	317,746	10,008,441
Wolseley PLC	332,354	21,504,522

		52,301,852
WATER UTILITIES — 0.66%
Severn Trent PLC	303,495	9,694,924
United Utilities Group PLC	870,706	11,449,698

		21,144,622
WIRELESS TELECOMMUNICATION SERVICES — 3.68%
Vodafone Group PLC	33,853,336	118,034,609

		118,034,609

TOTAL COMMON STOCKS (Cost: $3,673,099,572)		3,175,997,796

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.18%

MONEY MARKET FUNDS — 0.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	5,238,330	$5,238,330
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	300,811	300,811
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	273,873	273,873

		5,813,014

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,813,014)		5,813,014

TOTAL INVESTMENTS IN SECURITIES — 99.10% (Cost: $3,678,912,586)		3,181,810,810
Other Assets, Less Liabilities — 0.90%		29,014,961

NET ASSETS — 100.00%		$3,210,825,771

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Open futures contracts as of August 31, 2015 were as follows:

Issue	Number of Contracts Purchased (Sold)	Expiration	Exchange	Notional Value	Unrealized Appreciation (Depreciation)
FTSE 100 Index	358	Sep. 2015	ICE Futures Europe	$34,231,054	$(1,729,803)

See notes to financial statements.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
COMMON STOCKS — 99.61%

AEROSPACE & DEFENSE — 1.59%
Chemring Group PLC	7,671	$26,546
QinetiQ Group PLC	23,925	85,699
Senior PLC	16,626	73,081
Ultra Electronics Holdings PLC	2,769	74,826

		260,152
AIR FREIGHT & LOGISTICS — 0.06%
DX Group PLC	8,172	10,181

		10,181
AIRLINES — 0.16%
Dart Group PLC	3,789	26,399

		26,399
BANKS — 0.54%
Bank of Georgia Holdings PLC	1,566	41,981
Virgin Money Holdings UK PLC	6,992	45,660

		87,641
BEVERAGES — 0.86%
Britvic PLC	9,349	96,266
Fevertree Drinks PLC	2,994	19,801
Stock Spirits Group PLC	7,952	23,971

		140,038
BIOTECHNOLOGY — 0.68%
Abcam PLC	6,787	60,386
Genus PLC	2,425	51,357

		111,743
CAPITAL MARKETS — 5.82%
Allied Minds PLC[a,b]	7,249	54,217
Ashmore Group PLC[b]	14,046	56,750
Brewin Dolphin Holdings PLC	11,061	48,212
Close Brothers Group PLC	5,922	135,801
Henderson Group PLC	45,219	180,404
Intermediate Capital Group PLC	12,275	100,814
Jupiter Fund Management PLC	15,388	105,625
Man Group PLC	65,002	161,057
SVG Capital PLC[a]	7,400	52,968
Tullett Prebon PLC	9,642	55,951

		951,799
CHEMICALS — 2.54%
Alent PLC	8,463	62,087
Elementis PLC	18,303	66,828
Essentra PLC	10,399	136,346
Synthomer PLC	10,783	57,017

Security	Shares	Value
Victrex PLC	3,389	$93,612

		415,890
COMMERCIAL SERVICES & SUPPLIES — 5.02%
AA PLC[a]	24,040	122,974
Berendsen PLC	6,838	104,958
Cape PLC	4,864	19,263
De La Rue PLC	4,007	30,182
Homeserve PLC	10,951	70,891
Mitie Group PLC	14,272	65,127
Regus PLC	25,994	114,259
Rentokil Initial PLC	72,214	164,710
RPS Group PLC	8,813	31,683
Serco Group PLC	43,657	75,873
Shanks Group PLC	15,218	21,884

		821,804
COMMUNICATIONS EQUIPMENT — 0.67%
Pace PLC	12,071	63,307
Spirent Communications PLC	24,321	29,270
Telit Communications PLC[a]	3,444	17,387

		109,964
CONSTRUCTION & ENGINEERING — 3.09%
Balfour Beatty PLC	27,380	114,751
Carillion PLC	17,047	89,483
Costain Group PLC	3,046	18,177
Galliford Try PLC	3,259	87,265
Interserve PLC	5,747	51,663
John Laing Group PLC[a,c]	5,689	18,943
Keller Group PLC	2,843	42,960
Kier Group PLC	3,579	82,513

		505,755
CONSUMER FINANCE — 1.96%
International Personal Finance PLC	9,193	56,216
Provident Financial PLC	5,826	264,331

		320,547
CONTAINERS & PACKAGING — 2.00%
DS Smith PLC	37,363	226,812
RPC Group PLC	9,994	100,909

		327,721
DISTRIBUTORS — 1.18%
Inchcape PLC	15,792	177,424
John Menzies PLC	2,226	15,475

		192,899
DIVERSIFIED CONSUMER SERVICES — 0.42%
Dignity PLC	1,861	69,323

		69,323

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 1.25%
Arrow Global Group PLC	6,230	$25,919
IG Group Holdings PLC	14,514	161,838
Plus500 Ltd.[b]	2,997	17,608

		205,365
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.52%
Avanti Communications Group PLC[a]	4,857	18,059
Cable & Wireless Communications PLC	112,611	103,918
Kcom Group PLC	20,453	29,569
TalkTalk Telecom Group PLC[b]	20,867	96,569

		248,115
ELECTRICAL EQUIPMENT — 0.46%
Dialight PLC[b]	1,331	12,927
HellermannTyton Group PLC	8,549	62,455

		75,382
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.30%
Electrocomponents PLC	17,525	49,459
Halma PLC	14,992	174,086
Laird PLC	10,649	62,433
Oxford Instruments PLC	2,164	27,957
Premier Farnell PLC	14,803	29,734
Renishaw PLC	1,447	48,182
Spectris PLC	4,727	132,607
TT electronics PLC	6,411	15,678

		540,136
ENERGY EQUIPMENT & SERVICES — 1.10%
Hunting PLC	5,026	40,041
John Wood Group PLC	14,186	139,309

		179,350
FOOD & STAPLES RETAILING — 1.59%
Booker Group PLC	66,132	171,790
Greggs PLC	4,011	70,326
Majestic Wine PLC[b]	2,800	18,937

		261,053
FOOD PRODUCTS — 1.03%
Dairy Crest Group PLC	5,459	49,200
Devro PLC	6,606	29,363
Greencore Group PLC	16,217	74,152
Premier Foods PLC[a]	29,932	15,997

		168,712
HEALTH CARE EQUIPMENT & SUPPLIES — 0.12%
Advanced Medical Solutions Group PLC	8,321	19,197

		19,197

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 1.42%
Al Noor Hospitals Group PLC	3,254	$42,590
Spire Healthcare Group PLC[c]	10,110	55,355
Synergy Health PLC[a]	2,347	58,657
UDG Healthcare PLC	9,700	75,264

		231,866
HOTELS, RESTAURANTS & LEISURE — 5.91%
888 Holdings PLC	5,744	14,378
Betfair Group PLC	2,939	146,454
Bwin.Party Digital Entertainment PLC	29,489	52,792
Domino’s Pizza Group PLC	6,597	87,815
Enterprise Inns PLC[a]	20,018	36,884
Greene King PLC	12,237	154,516
GVC Holdings PLC	1,544	10,638
J D Wetherspoon PLC	3,381	39,104
Ladbrokes PLC	40,394	62,126
Marston’s PLC	22,733	53,074
Mitchells & Butlers PLC[a]	8,217	45,749
Restaurant Group PLC (The)	7,990	81,904
SSP Group PLC	18,842	85,488
Thomas Cook Group PLC[a]	57,952	95,548

		966,470
HOUSEHOLD DURABLES — 4.24%
Bellway PLC	4,859	186,007
Berkeley Group Holdings PLC	5,150	267,086
Bovis Homes Group PLC	5,321	90,266
Crest Nicholson Holdings PLC	9,977	84,856
Redrow PLC	8,788	65,133

		693,348
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.50%
Drax Group PLC	16,135	72,611
Infinis Energy PLC	4,338	8,573

		81,184
INDUSTRIAL CONGLOMERATES — 1.60%
DCC PLC	3,506	262,008

		262,008
INSURANCE — 4.30%
Amlin PLC	19,893	157,872
Beazley PLC	19,600	100,895
Chesnara PLC	5,013	27,737
esure Group PLC	11,606	43,965
Hiscox Ltd.	11,240	155,584
Just Retirement Group PLC	7,005	20,093

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
Lancashire Holdings Ltd.	7,846	$78,678
Partnership Assurance Group PLC	6,457	15,591
Phoenix Group Holdings	8,018	104,018

		704,433
INTERNET & CATALOG RETAIL — 2.01%
AO World PLC[a,b]	6,837	13,607
ASOS PLC[a]	2,154	99,187
boohoo.com PLC[a]	26,445	12,507
Home Retail Group PLC	30,665	71,734
N Brown Group PLC	6,197	28,621
Ocado Group PLC[a,b]	19,741	104,080

		329,736
INTERNET SOFTWARE & SERVICES — 1.95%
Just Eat PLC[a]	10,711	64,922
Moneysupermarket.com Group PLC	17,331	86,122
Telecity Group PLC	8,063	134,798
Zoopla Property Group PLC[b,c]	8,331	33,737

		319,579
IT SERVICES — 1.00%
Innovation Group PLC	48,865	29,122
Optimal Payments PLC[a]	17,346	84,837
Quindell PLC[a]	16,815	27,284
SafeCharge International Group Ltd.	2,154	8,613
Xchanging PLC	9,917	14,375

		164,231
LIFE SCIENCES TOOLS & SERVICES — 0.22%
Clinigen Healthcare Ltd.[a]	3,261	35,609

		35,609
MACHINERY — 2.80%
Bodycote PLC	7,591	74,837
Fenner PLC	7,791	20,460
Morgan Advanced Materials PLC	11,294	58,190
Rotork PLC	34,547	111,102
Spirax-Sarco Engineering PLC	2,897	140,529
Vesuvius PLC	8,606	52,785

		457,903
MEDIA — 5.31%
Cineworld Group PLC	7,349	66,686
Daily Mail & General Trust PLC Class A NVS	10,848	136,978
Entertainment One Ltd.	8,244	38,241
Informa PLC	25,719	229,028
ITE Group PLC	10,201	23,612
Rightmove PLC	3,830	219,187

Security	Shares	Value
Trinity Mirror PLC	10,275	$21,650
UBM PLC	17,561	133,018

		868,400
METALS & MINING — 1.26%
Acacia Mining PLC	6,585	24,236
African Minerals Ltd.[a,b]	10,533	—
Centamin PLC	43,247	39,942
Evraz PLC[a]	14,092	17,111
Ferrexpo PLC	6,844	6,500
Gem Diamonds Ltd.	4,287	8,571
Hochschild Mining PLC[a]	7,521	7,837
KAZ Minerals PLC[a,b]	10,709	28,725
Lonmin PLC[a,b]	23,096	12,468
Petra Diamonds Ltd.[a,b]	17,249	33,161
Vedanta Resources PLC[b]	3,232	27,215

		205,766
MULTI-UTILITIES — 0.27%
Telecom Plus PLC	2,551	43,707

		43,707
MULTILINE RETAIL — 0.72%
Debenhams PLC	46,188	53,775
Mothercare PLC[a]	5,750	22,065
Poundland Group PLC	7,952	42,194

		118,034
OIL, GAS & CONSUMABLE FUELS — 1.39%
Amerisur Resources PLC[a,b]	32,266	13,027
Cairn Energy PLC[a]	22,833	53,238
EnQuest PLC[a]	29,266	15,191
Faroe Petroleum PLC[a,b]	8,510	9,522
Gulf Keystone Petroleum Ltd.[a,b]	39,342	18,455
Ophir Energy PLC[a]	25,276	37,650
Premier Oil PLC[a]	20,326	32,918
Rockhopper Exploration PLC[a,b]	11,594	9,852
SOCO International PLC	8,032	19,024
Stobart Group Ltd.	11,152	19,467

		228,344
PHARMACEUTICALS — 3.58%
BTG PLC[a]	15,158	147,105
GW Pharmaceuticals PLC[a,b]	9,260	84,882
Hikma Pharmaceuticals PLC	5,918	207,068
Indivior PLC[a]	25,614	88,046
Skyepharma PLC[a]	3,180	15,907
Vectura Group PLC[a]	16,095	42,577

		585,585

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
PROFESSIONAL SERVICES — 1.94%
Hays PLC	56,343	$138,389
Michael Page International PLC	11,613	90,554
WS Atkins PLC	3,960	89,408

		318,351
REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.65%
Big Yellow Group PLC	5,903	61,191
Derwent London PLC	4,175	231,739
Great Portland Estates PLC	13,644	173,856
Hansteen Holdings PLC	27,143	48,008
LondonMetric Property PLC	23,624	58,970
NewRiver Retail Ltd.	4,797	25,029
Primary Health Properties PLC	4,192	26,514
Redefine International PLC/Isle of Man	40,335	32,724
Safestore Holdings PLC	8,282	37,258
Schroder REIT Ltd.	20,097	18,314
Shaftesbury PLC	10,473	144,967
Workspace Group PLC	4,790	66,119

		924,689
REAL ESTATE MANAGEMENT & DEVELOPMENT — 3.97%
Capital & Counties Properties PLC	30,010	204,699
Countrywide PLC	8,724	70,107
Foxtons Group PLC	9,537	35,276
Grainger PLC	16,542	59,915
Helical Bar PLC	3,983	26,035
Quintain Estates & Development PLC[a]	20,941	41,870
Savills PLC	5,192	72,107
ST Modwen Properties PLC	7,464	51,268
UNITE Group PLC (The)	8,800	87,838

		649,115
ROAD & RAIL — 2.35%
FirstGroup PLC[a]	47,747	80,044
Go-Ahead Group PLC	1,618	62,984
National Express Group PLC	17,196	78,284
Northgate PLC	5,277	40,556
Redde PLC	11,278	27,579
Stagecoach Group PLC	17,074	95,297

		384,744
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.29%
Imagination Technologies Group PLC[a]	10,178	38,352
Nanoco Group PLC[a]	7,857	8,942

		47,294

Security	Shares	Value
SOFTWARE — 1.95%
AVEVA Group PLC	2,543	$84,676
Globo PLC[a,b]	12,311	7,195
Micro Focus International PLC	5,178	103,927
Playtech PLC	8,971	118,313
Tungsten Corp. PLC[a]	4,240	4,695

		318,806
SPECIALTY RETAIL — 3.84%
Card Factory PLC	12,167	72,793
Dunelm Group PLC	3,608	51,690
GAME Digital PLC	3,775	14,994
Halfords Group PLC	7,879	63,134
Howden Joinery Group PLC	25,853	191,493
Lookers PLC	12,516	31,184
Pets at Home Group PLC	12,883	59,521
SuperGroup PLC[a]	1,619	36,529
WH Smith PLC	4,636	106,953

		628,291
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.15%
Xaar PLC	3,056	23,971

		23,971
TEXTILES, APPAREL & LUXURY GOODS — 0.39%
Jimmy Choo PLC[a]	4,532	11,124
Ted Baker PLC	1,132	53,380

		64,504
THRIFTS & MORTGAGE FINANCE — 0.57%
OneSavings Bank PLC	3,404	18,219
Paragon Group of Companies PLC (The)	11,931	75,565

		93,784
TRADING COMPANIES & DISTRIBUTORS — 1.44%
Diploma PLC	4,497	50,213
Grafton Group PLC	8,807	101,453
HSS Hire Group PLC[a,c]	3,399	3,503
SIG PLC	22,264	64,307
Speedy Hire PLC	21,042	15,453

		234,929
TRANSPORTATION INFRASTRUCTURE — 0.51%
BBA Aviation PLC	18,561	83,185

		83,185

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2015

Security	Shares	Value
WATER UTILITIES — 1.12%
Pennon Group PLC	15,465	$183,265

		183,265

TOTAL COMMON STOCKS
(Cost: $17,287,558)		16,300,297

SHORT-TERM INVESTMENTS — 3.87%

MONEY MARKET FUNDS — 3.87%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.18%[d,e,f]	595,898	595,898
BlackRock Cash Funds: Prime, SL Agency Shares
0.18%[d,e,f]	34,220	34,220
BlackRock Cash Funds: Treasury, SL Agency Shares
0.03%[d,e]	3,269	3,269

		633,387

TOTAL SHORT-TERM INVESTMENTS (Cost: $633,387)		633,387

TOTAL INVESTMENTS IN SECURITIES — 103.48% (Cost: $17,920,945)		16,933,684
Other Assets, Less Liabilities — (3.48)%		(568,987)

NET ASSETS — 100.00%		$16,364,697

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2015

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

ASSETS
Investments, at cost:
Unaffiliated	$2,489,158	$3,673,099,572	$17,287,558
Affiliated (Note 2)	1,062	5,813,014	633,387

Total cost of investments	$2,490,220	$3,678,912,586	$17,920,945

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,316,202	$3,175,997,796	$16,300,297
Affiliated (Note 2)	1,062	5,813,014	633,387

Total fair value of investments	2,317,264	3,181,810,810	16,933,684
Foreign currency, at value[b]	—	5,532,183	53,675
Foreign currency pledged to broker, at value[b]	—	3,953,962	—
Receivables:
Investment securities sold	—	15,665,632	293,008
Dividends and interest	—	26,927,513	52,347
Unrealized appreciation on forward currency contracts (Note 1)	41,920	—	—

Total Assets	2,359,184	3,233,890,100	17,332,714

LIABILITIES
Payables:
Investment securities purchased	32,289	14,437,483	329,498
Collateral for securities on loan (Note 1)	—	5,539,141	630,118
Futures variation margin	—	1,729,803	—
Unrealized depreciation on forward currency contracts (Note 1)	5,538	—	—
Investment advisory fees (Note 2)	—	1,357,902	8,401

Total Liabilities	37,827	23,064,329	968,017

NET ASSETS	$2,321,357	$3,210,825,771	$16,364,697

Net assets consist of:
Paid-in capital	$2,435,039	$3,902,565,781	$17,544,361
Undistributed net investment income	—	26,314,024	83,126
Undistributed net realized gain (accumulated net realized loss)	22,892	(218,894,372)	(274,346)
Net unrealized depreciation	(136,574)	(499,159,662)	(988,444)

NET ASSETS	$2,321,357	$3,210,825,771	$16,364,697

Shares outstanding[c]	100,000	187,200,000	400,000

Net asset value per share	$23.21	$17.15	$40.91

[a]	Securities on loan with values of $ —, $5,270,956 and $598,121, respectively. See Note 1.
[b]	Cost of foreign currency including currency at broker, if any: $ —, $9,592,997 and $54,311, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2015

	iShares Currency Hedged MSCI United Kingdom ETF[a]	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$—	$126,275,500	$591,137
Interest — affiliated (Note 2)	—	90	1
Securities lending income — affiliated — net (Note 2)	—	19,065	19,598

Total investment income	—	126,294,655	610,736

EXPENSES
Investment advisory fees (Note 2)	2,604	15,347,971	109,112

Total expenses	2,604	15,347,971	109,112
Less investment advisory fees waived (Note 2)	(2,561)	—	—

Net expenses	43	15,347,971	109,112

Net investment income (loss)	(43)	110,946,684	501,624

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(51,269,367)	(303,621)
In-kind redemptions — unaffiliated	—	206,987,355	(337,857)
Futures contracts	—	4,403	—
Foreign currency transactions	22,935	(1,880,247)	(4,320)

Net realized gain (loss)	22,935	153,842,144	(645,798)

Net change in unrealized appreciation/depreciation on:
Investments	(172,956)	(839,114,563)	(838,262)
Forward currency contracts	36,382	—	—
Futures contracts	—	(2,480,640)	—
Translation of assets and liabilities in foreign currencies	—	97,014	(472)

Net change in unrealized appreciation/depreciation	(136,574)	(841,498,189)	(838,734)

Net realized and unrealized loss	(113,639)	(687,656,045)	(1,484,532)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(113,682)	$(576,709,361)	$(982,908)

[a]	For the period from June 29, 2015 (commencement of operations) to August 31, 2015.
[b]	Net of foreign withholding tax of $ —, $1,547,119 and $3,457, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF
	Period from June 29, 2015[a] to August 31, 2015	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(43)	$110,946,684	$260,215,239
Net realized gain (loss)	22,935	153,842,144	(189,853)
Net change in unrealized appreciation/depreciation	(136,574)	(841,498,189)	293,721,939

Net increase (decrease) in net assets resulting from operations	(113,682)	(576,709,361)	553,747,325

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(120,010,696)	(244,875,033)

Total distributions to shareholders	—	(120,010,696)	(244,875,033)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,435,039	1,026,055,700	1,488,790,094
Cost of shares redeemed	—	(1,354,869,387)	(232,099,021)

Net increase (decrease) in net assets from capital share transactions	2,435,039	(328,813,687)	1,256,691,073

INCREASE (DECREASE) IN NET ASSETS	2,321,357	(1,025,533,744)	1,565,563,365

NET ASSETS
Beginning of period	—	4,236,359,515	2,670,796,150

End of period	$2,321,357	$3,210,825,771	$4,236,359,515

Undistributed net investment income included in net assets at end of period	$—	$26,314,024	$36,730,763

SHARES ISSUED AND REDEEMED
Shares sold	100,000	53,800,000	73,600,000
Shares redeemed	—	(73,000,000)	(11,200,000)

Net increase (decrease) in shares outstanding	100,000	(19,200,000)	62,400,000

[a]	Commencement of operations.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI United Kingdom Small-Cap ETF
	Year ended August 31, 2015	Year ended August 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$501,624	$710,088
Net realized gain (loss)	(645,798)	2,275,605
Net change in unrealized appreciation/depreciation	(838,734)	(873,672)

Net increase (decrease) in net assets resulting from operations	(982,908)	2,112,021

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(596,666)	(565,467)

Total distributions to shareholders	(596,666)	(565,467)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,724,278	32,691,342
Cost of shares redeemed	(20,436,009)	(10,400,377)

Net increase (decrease) in net assets from capital share transactions	(14,711,731)	22,290,965

INCREASE (DECREASE) IN NET ASSETS	(16,291,305)	23,837,519

NET ASSETS
Beginning of year	32,656,002	8,818,483

End of year	$16,364,697	$32,656,002

Undistributed net investment income included in net assets at end of year	$83,126	$178,414

SHARES ISSUED AND REDEEMED
Shares sold	150,000	800,000
Shares redeemed	(550,000)	(250,000)

Net increase (decrease) in shares outstanding	(400,000)	550,000

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Currency Hedged MSCI United Kingdom ETF

Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.35

Income from investment operations:
Net investment loss[b]	(0.00)[c]
Net realized and unrealized loss[d]	(1.14)

Total from investment operations	(1.14)

Net asset value, end of period	$23.21

Total return	(4.64)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,321
Ratio of expenses to average net assets[f,g]	0.01%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%
Ratio of net investment loss to average net assets[f]	(0.01)%
Portfolio turnover rate[h,i]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	Rounds to less than $0.01.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 27 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Year ended Aug. 31, 2012	Year ended Aug. 31, 2011
Net asset value, beginning of year	$20.52	$18.55	$16.91	$16.43	$15.01

Income from investment operations:
Net investment income[a]	0.65	1.38 [b]	0.66	0.64	0.54
Net realized and unrealized gain (loss)[c]	(3.32)	1.85	1.49	0.46	1.35

Total from investment operations	(2.67)	3.23	2.15	1.10	1.89

Less distributions from:
Net investment income	(0.70)	(1.26)	(0.51)	(0.62)	(0.47)

Total distributions	(0.70)	(1.26)	(0.51)	(0.62)	(0.47)

Net asset value, end of year	$17.15	$20.52	$18.55	$16.91	$16.43

Total return	(13.26)%	17.56%	12.91%	6.94%	12.50%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,210,826	$4,236,360	$2,670,796	$1,356,494	$1,199,333
Ratio of expenses to average net assets	0.48%	0.48%	0.51%	0.53%	0.52%
Ratio of net investment income to average net assets	3.46%	6.71%[b]	3.61%	3.88%	3.07%
Portfolio turnover rate[d]	4%	10%	4%	7%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a one-time special distribution from Vodafone Group PLC which represented $0.66 per share and 3.23% of average net assets.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI United Kingdom Small-Cap ETF
	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013	Period from Jan. 25, 2012[a] to Aug. 31, 2012
Net asset value, beginning of period	$40.82	$35.27	$27.95	$25.48

Income from investment operations:
Net investment income[b]	1.07	0.95	0.91	0.43
Net realized and unrealized gain[c]	0.40	5.26	7.41	2.36

Total from investment operations	1.47	6.21	8.32	2.79

Less distributions from:
Net investment income	(1.38)	(0.66)	(1.00)	(0.32)

Total distributions	(1.38)	(0.66)	(1.00)	(0.32)

Net asset value, end of period	$40.91	$40.82	$35.27	$27.95

Total return	3.84%	17.66%	30.27%	11.02%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$16,365	$32,656	$8,818	$2,795
Ratio of expenses to average net assets[e]	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets[e]	2.71%	2.29%	2.82%	2.65%
Portfolio turnover rate[f]	17%	13%	19%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI United Kingdom[a]	Non-diversified
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Non-diversified

[a]	The Fund commenced operations on June 29, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF. The financial statements and schedule of investments for the iShares MSCI United Kingdom ETF are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

FUND REORGANIZATION

On September 29, 2014, the iShares MSCI United Kingdom ETF, a series of iShares Trust (the “Successor Fund”), acquired all the net assets of the iShares MSCI United Kingdom ETF, which operated as a series of iShares, Inc. (the “Predecessor Fund”), pursuant to a plan of reorganization approved by the Board of Directors of the Predecessor Fund on June 13, 2014 (the “Reorganization”). The purpose of the Reorganization was to potentially reduce the costs attributable to certain United Kingdom taxes that were incurred by the Predecessor Fund in connection with creation transactions whereby portfolio securities are delivered in exchange for fund shares. Provided certain requirements are met, the Successor Fund will not be subject to such taxes. The Successor Fund has the same investment objective, investment strategy, index methodology, risks, policies and expenses as the Predecessor Fund.

Each shareholder of the Predecessor Fund received shares of the Successor Fund in an amount equal to the aggregate net asset value of such shareholder’s Predecessor Fund shares, as determined before market open of business on September 29, 2014. The Reorganization was accomplished by a tax-free exchange of 206,400,000 shares of the Successor Fund for 206,400,000 shares of the Predecessor Fund at a conversion rate of 1.

The Predecessor Fund’s fair value and cost of investments prior to the Reorganization was $4,007,448,053 and $3,864,781,811, respectively. Prior to the Reorganization, the Successor Fund had not yet commenced operations and had no assets or liabilities. As a result of the Reorganization, the Successor Fund assumed the performance and accounting history of the Predecessor Fund. The aggregate net assets of the Successor Fund immediately after the Reorganization amounted to $4,039,287,028.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

Since this was a non-taxable merger, for financial reporting purposes, assets received and shares issued by the Successor Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued at that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of August 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Currency Hedged MSCI United Kingdom
Investments:
Assets:
Exchange-Traded Funds	$2,316,202	$—	$—	$2,316,202
Money Market Funds	1,062	—	—	1,062

Total	$2,317,264	$—	$—	$2,317,264

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$41,920	$—	$41,920
Liabilities:
Forward Currency Contracts	—	(5,538)	—	(5,538)

Total	$—	$36,382	$—	$36,382

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Level 1	Level 2	Level 3		Total
MSCI United Kingdom
Investments:
Assets:
Common Stocks	$3,175,997,796	$—	$—		$3,175,997,796
Money Market Funds	5,813,014	—	—		5,813,014

Total	$3,181,810,810	$—	$—		$3,181,810,810

Derivative Financial Instruments:[a]
Liabilities:
Futures Contracts	$(1,729,803)	$—	$—		$(1,729,803)

Total	$(1,729,803)	$—	$—		$(1,729,803)

MSCI United Kingdom Small-Cap
Investments:
Assets:
Common Stocks	$16,300,297	$—	$0	[b]	$16,300,297
Money Market Funds	633,387	—	—		633,387

Total	$16,933,684	$—	$0	[b]	$16,933,684

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.
[b]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2015 are reflected in dividends receivable. Non-cash dividends received in the form of stock in an elective dividend, if any, are recorded as dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The iShares Currency Hedged MSCI United Kingdom ETF has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2015:

iShares ETF	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI United Kingdom	$5,270,956	$5,270,956	$—
MSCI United Kingdom Small-Cap	598,121	598,121	—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares Currency Hedged MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee of 0.62% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares MSCI United Kingdom ETF (“EWU”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through December 31, 2017 on assets attributable to the Fund’s investments in EWU (and those assets used by the Fund to hedge the Fund’s exposure to the securities in EWU’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to EWU’s net total expense ratio after fee waiver plus 0.03%. Additionally, BFA has contractually agreed to a reduction of investment advisory fees through December 31, 2017 of 0.03%.

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion

For its investment advisory services to the iShares MSCI United Kingdom Small-Cap ETF, BFA is entitled to an annual advisory fee of 0.59% based on the Fund’s average daily net assets.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI United Kingdom	$7,009
MSCI United Kingdom Small-Cap	5,651

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended August 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

The iShares Currency Hedged MSCI United Kingdom ETF, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended August 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
Currency Hedged MSCI United Kingdom
iShares MSCI United Kingdom ETF	—	135,768	—	135,768	$2,316,202	$—	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2015 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI United Kingdom	$55,397	$—
MSCI United Kingdom	179,809,700	136,438,266
MSCI United Kingdom Small-Cap	3,319,830	3,370,532

In-kind transactions (see Note 4) for the year ended August 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI United Kingdom	$2,433,761	$—
MSCI United Kingdom	967,834,639	1,345,869,795
MSCI United Kingdom Small-Cap	5,674,922	20,332,288

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FUTURES CONTRACTS

Each Fund may purchase or sell futures contracts, in an effort to help such Fund track its underlying index. A futures contract is a standardized, exchange-traded agreement to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Losses may arise if the value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI United Kingdom ETF as of August 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin/Net assets consist of – net unrealized depreciation[a]	$1,729,803

[a]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI United Kingdom ETF during the year ended August 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$4,403	$(2,480,640)

The following table shows the average quarter-end balances of open futures contracts held by the iShares MSCI United Kingdom ETF for the year ended August 31, 2015:

Average value of contracts purchased	$26,470,996

6.	FORWARD CURRENCY CONTRACTS

Each Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of such Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF as of August 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$41,920

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized depreciation	$5,538

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF during the year ended August 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$22,935	$36,382

The following table shows the average quarter-end balances of outstanding forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF for the year ended August 31, 2015:

Average amounts purchased in U.S. dollars	$2,752,243
Average amounts sold in U.S. dollars	$5,116,032

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Fund generally do not require collateral. To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the exposure of the open forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF that are subject to potential offset on the statement of assets and liabilities as of August 31, 2015:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$41,920	$(4,544)	$37,376

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$5,538	$(4,544)	$994

7.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in equity and financial derivative instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets, with the iShares Currency Hedged MSCI United Kingdom ETF investing indirectly, in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests all or substantially all of its assets directly or indirectly in issuers located in a single country. When a fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2015, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI United Kingdom	$—	$43	$(43)
MSCI United Kingdom	125,861,816	(1,352,727)	(124,509,089)
MSCI United Kingdom Small-Cap	(564,043)	(246)	564,289

The tax character of distributions paid during the years ended August 31, 2015 and August 31, 2014 was as follows:

iShares ETF	2015	2014
MSCI United Kingdom
Ordinary income	$120,010,696	$244,875,033

MSCI United Kingdom Small-Cap
Ordinary income	$596,666	$565,467

As of August 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI United Kingdom	$23,684	$35,590	$—	$(172,956)	$—	$(113,682)
MSCI United Kingdom	27,817,690	—	(121,390,304)	(591,274,692)	(6,892,704)	(691,740,010)
MSCI United Kingdom Small-Cap	102,679	—	(172,757)	(1,084,485)	(25,101)	(1,179,664)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019	Total
MSCI United Kingdom	58,913,888	261,754	16,140,312	23,559,917	22,514,433	121,390,304
MSCI United Kingdom Small-Cap	172,757	—	—	—	—	172,757

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Currency Hedged MSCI United Kingdom	$2,490,220	$—	$(172,956)	$(172,956)
MSCI United Kingdom	3,772,757,419	130,983,045	(721,929,654)	(590,946,609)
MSCI United Kingdom Small-Cap	18,016,986	1,229,335	(2,312,637)	(1,083,302)

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF (the “Funds”) at August 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 854(b)(2) of the Internal Revenue Code (the “Code”), the following maximum amounts are hereby designated as qualified dividend income for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2015:

iShares ETF	Qualified Dividend Income
MSCI United Kingdom	$122,436,183
MSCI United Kingdom Small-Cap	485,722

In February 2016, shareholders will receive Form 1099-DIV which will include their share of qualified dividend income distributed during the calendar year 2015. Shareholders are advised to check with their tax advisers for information on the treatment of these amounts on their income tax returns.

For the fiscal year ended August 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI United Kingdom	$127,822,619	$1,547,119
MSCI United Kingdom Small-Cap	594,594	2,175

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Currency Hedged MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were at the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary

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and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in the unhedged iShares MSCI United Kingdom ETF (“EWU”), Fund shareholders would benefit from breakpoints in EWU’s investment advisory fee rate as the assets of EWU, on an aggregated basis with the assets of other iShares funds, increase. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed

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mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

II. iShares MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

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Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio

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compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided

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and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI United Kingdom Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and

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adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has

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provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage

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iSHARES® TRUST

Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI United Kingdom Small-Cap	$1.383405	$—	$—	$1.383405	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Information is not being presented for the iShares Currency Hedged MSCI United Kingdom ETF. Market Prices are not available for the Fund as it did not commence trading on its primary stock exchange until July 1, 2015, after the date of the most recent calendar quarter-end. Premium/discount information for this Fund will be disclosed in its next annual report at August 31, 2016.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI United Kingdom ETF

Period Covered: January 1, 2010 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.07%
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	100	7.24
Greater than 0.5% and Less than 1.0%	409	29.59
Between 0.5% and –0.5%	745	53.91
Less than –0.5% and Greater than –1.0%	62	4.49
Less than –1.0% and Greater than –1.5%	23	1.66
Less than –1.5% and Greater than –2.0%	7	0.51
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5%	2	0.14

	1,382	100.00%

iShares MSCI United Kingdom Small-Cap ETF

Period Covered: January 25, 2012 through June 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.12%
Greater than 2.0% and Less than 2.5%	1	0.12
Greater than 1.5% and Less than 2.0%	12	1.47
Greater than 1.0% and Less than 1.5%	83	10.17
Greater than 0.5% and Less than 1.0%	227	27.82
Between 0.5% and –0.5%	446	54.66
Less than –0.5% and Greater than –1.0%	39	4.78
Less than –1.0% and Greater than –1.5%	6	0.74
Less than –1.5% and Greater than –2.0%	1	0.12

	816	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares MSCI United Kingdom ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI United Kingdom ETF in respect of BFA’s financial year ending December 31, 2014 was USD 509.9 thousand. This figure is comprised of fixed remuneration of USD 206.0 thousand and variable remuneration of USD 303.9 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI United Kingdom ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 70.6 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 13.1 thousand.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 319 funds (as of August 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	57

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (71)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (55)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (47)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer, BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (52)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	61

Notes:

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-813-0815

Item 2.	Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2015 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended August 31, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under
Item 12(a)(1).

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the thirty-one series of the Registrant for which the fiscal year-end is August 31, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $361,500 for the fiscal year ended August 31, 2014 and $453,890 for the fiscal year ended August 31, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2014 and August 31, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $88,248 for the fiscal year ended August 31, 2014 and $115,692 for the fiscal year ended August 31, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended August 31, 2014 and August 31, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,347,303 for the fiscal year ended August 31, 2014 and $4,111,992 for the fiscal year ended August 31, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are
Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6.	Investments.

(a)	Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: October 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date:	October 27, 2015

By:	/s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	October 27, 2015